                          --------------------------
                               The Brinson Funds







                              Brinson Global Fund
                          Brinson Global Equity Fund
                           Brinson Global Bond Fund


                                 Annual Report


                                 June 30, 1998


                                     [ART]


                        Institutional Asset Management
                          --------------------------

 Trustees and Officers



[ART]

Trustees

Walter E. Auch
Frank K. Reilly, CFA
Edward M. Roob


Officers
Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

Catherine E. Macrae
Assistant Secretary

The Funds' Advisor -- Brinson Partners, Inc.


[ART]

The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.

Table of Contents


[ART]

Shareholder Letter............................................................ 4

Global Economic and Market Highlights......................................... 5

Global Fund................................................................... 6
   Schedule of Investments....................................................11
   Financial Statements.......................................................21
   Financial Highlights.......................................................25

Global Equity Fund............................................................28
   Schedule of Investments....................................................33
   Financial Statements.......................................................39
   Financial Highlights.......................................................42

Global Bond Fund..............................................................45
   Schedule of Investments....................................................49
   Financial Statements.......................................................53
   Financial Highlights.......................................................56

The Brinson Funds--Notes to Financial Statements..............................59

Report of Independent Auditors................................................64

Shareholder Letter


[ART]

August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the Global Fund, Global Equity Fund and Global Bond Fund. Within this Report, we focus on the current global economic outlook as well as our current strategies and performance updates for the three Global Funds.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge, which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

Brinson Global Fund Class I

Since its inception on August 31, 1992, the Brinson Global Fund Class I has produced an annualized total return of 11.44% compared to the return of 13.81% of its benchmark, the Global Securities Markets Mutual Fund Index. The Brinson Global Fund Class I achieved this performance with a volatility of 5.36%, below the benchmark volatility of 6.86% and reflecting our cautious strategy at this time toward investment risk.

Brinson Global Equity Fund Class I

The Brinson Global Equity Fund Class I has provided an annualized return of 12.45% since its performance inception on January 31, 1994. This is compared to a 14.95% return for the benchmark, the MSCI World Equity (Free) Index. This performance was achieved with volatility of 8.80%, below the benchmark volatility of 10.35% and reflecting our cautious strategy at this time toward investment risk.

Brinson Global Bond Fund Class I

The Brinson Global Bond Fund Class I has provided an annualized return of 6.49% since its performance inception on July 31, 1993. Over the same period, the return of the Fund's benchmark, the Salomon World Government Bond Index, was 6.38%. This performance was achieved with volatility of 4.08%, below the 5.15% volatility of the benchmark and reflecting our cautious strategy at this time toward investment risk.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds.

Sincerely,

/s/ Gary P. Brinson

Gary P. Brinson, CFA
Chief Executive Officer
Brinson Partners, Inc.

Global Economic and Market Highlights


[ART]

The economic situation in Japan remains bleak. With real GDP growth negative in the last two quarters, the country is officially in recession. The downturn in output has brought on the highest unemployment rate recorded in the post-war period, at just over 4%. In response to the news, the voters have delivered a severe rebuke to the ruling LDP, although it is not at all certain that this will result in the implementation of "solutions" proffered by Western governments and commentators.

Many of Japan's problems are magnified elsewhere in Asia. Last year's financial and economic crisis has not diminished to any great extent. With financial systems straining under large amounts of defunct debts, and the IMF prescribing high interest rates in the interest of currency support and inflation control, real economic activity has slowed substantially. While Asia suffers from falling living standards, the crisis has been a partial benefit to the U.S. and Europe by keeping commodity and import prices in check, and by not augmenting strong domestic demand in those economies.

Continental Europe's cyclical recovery is well under way, and is starting to have some beneficial effects on the high unemployment rate. Previously, output and profit growth were reasonably strong, but did not carry over into the labor market. Although unemployment has been reduced, the failure to address structural problems will almost certainly guarantee that the Continent's poor overall unemployment picture will persist for several years. The U.K.'s economic performance has been at odds with most of the rest of Europe. A series of Bank of England rate hikes has not prevented the headline inflation rate from rising above 4% this year. Now however, there are signs that these hikes, coupled with a strong pound, have started to cool the economy.

The U.S. expansion is unabated; more than 7 years have elapsed since the recession at the start of the decade. However, the Federal Reserve's attempts to maintain a neutral policy stance, in light of the Asian crisis' effect on demand and costs, has resulted in substantial growth in the money supply. This could set the stage for a modest resurgence in inflation. Profit growth, which had reflected the strength of the domestic economy in prior years, is now showing signs of the fall-off in Asian demand and the strength of the dollar.

Global Environment

                                                       6 months   1 year    3 years   5 years   8/31/92*
Major Markets                                           ended      ended     ended     ended      to
Total Return in U.S. Dollars                           6/30/98    6/30/98   6/30/98   6/30/98   6/30/98
--------------------------------------------------------------------------------------------------------
U.S. Equity                                             15.47%     28.86%    28.13%    21.56%    21.91%
Non-U.S. Equities (currency unhedged)                   15.53       6.00     11.04     10.29     11.54
Non-U.S. Equities (currency hedged)                     18.55      16.90     23.41     14.05     15.28
U.S. Bonds                                               8.97      10.59      7.88      6.91      7.40
Non-U.S. Bonds (currency unhedged)                       2.09       0.89      0.44      6.36      5.93
Non-U.S. Bonds (currency hedged)                         5.44      11.89     12.14      9.88     10.12
U.S. Cash Equivalents                                    2.38       4.87      4.99      4.58      4.32
--------------------------------------------------------------------------------------------------------


                                                       6 months   1 year    3 years   5 years   8/31/92*
Major Currencies                                        ended      ended     ended     ended       to
Percent Change Relative to U.S. Dollars                6/30/98    6/30/98   6/30/98   6/30/98   6/30/98
--------------------------------------------------------------------------------------------------------
Yen                                                     -6.31%    -17.55%   -15.11%    -6.35%    -2.01%
Pound                                                    1.41       0.25      1.60      2.81     -2.91
Deutschemark                                            -0.39      -3.46     -8.47     -1.42     -4.18
Canadian Dollar                                         -2.69      -6.19     -2.24     -3.36     -3.47
--------------------------------------------------------------------------------------------------------

* Inception date of the Brinson Global Fund Class I

All total returns in excess of 1 year are average annualized returns.

Global Fund


[ART]

The Global Fund is diversified across the equity and fixed income markets of the U.S. and a broad range of other countries. The Fund is actively managed within an asset allocation framework, involving value based market, currency, and individual security selection. Our senior asset allocation, equity and fixed income professionals form the investment team for the Fund, supported by a globally integrated market analysis system. Security selection with each market is based on the fundamental research of our analytical teams in our offices worldwide.

Since its inception on August 31, 1992 the Brinson Global Fund Class I has produced an annualized return of 11.44%, compared to the return of 13.81% for its benchmark, the Global Securities Markets Mutual Fund Index. The Fund achieved this performance with a volatility of 5.36%, well-below the benchmark volatility of 6.86%. For the first half of 1998, the Brinson Global Fund Class I returned 6.21%, trailing the 10.16% return of the benchmark.

The Global Fund market strategy centers on reducing the risk of exposure to the overpriced equity markets; most global bond markets are neutrally valued and, because they provide relative attraction, are the primary overweights. The Japanese bond market is an exception and is extremely overvalued at all points along the yield curve. Market allocation made a substantial negative contribution to Fund performance during the first half of 1998 as developed global equity markets, with a few Asian exceptions, were strong. Numerous developed equity markets provided double-digit returns in dollar-hedged terms. Developed bond markets provided positive returns but failed to match those of world equity markets.

The strategy for emerging markets equities is neutral to the normal policy exposure of 3.0%. The emerging markets debt strategy mirrors the developed bond market overweight, with a 5.0% exposure relative to the 2.0% normal policy. A small underweight is carried in the U.S. high yield bond market.

Active currency had little impact on the performance of the Fund. Current strategy involves yen and sterling underweights and Australian and U.S. dollar overweights.

Global Fund


(ART)

Total Return
                                                    6 months      1 year       3 years         5 years         8/31/92*
                                                     ended         ended        ended           ended            to
                                                    6/30/98       6/30/98      6/30/98         6/30/98         6/30/98
-------------------------------------------------------------------------------------------------------------------------
Brinson Global Fund Class I                           6.21%          8.28%       14.38%          11.17%          11.44%
-------------------------------------------------------------------------------------------------------------------------
GSMI Mutual Fund Index**                             10.16          13.76        15.93           13.69           13.81
-------------------------------------------------------------------------------------------------------------------------

*   Inception date of the Brinson Global Fund Class I.

** An un-managed index compiled by the Advisor, constructed as follows: 40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2%
    JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.


  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Fund Class I and the GSMI Mutual Fund Index if you had invested $1,000,000 on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson Global Fund Class I
vs. GSMI Mutual Fund Index
Wealth Value with Dividends Reinvested



[GRAPH APPEARS HERE]

 LABEL                  B                     A
--------------------------------------------------
           Brinson Global Fund Class I      GSMI
--------------------------------------------------
 8/31/92           1,000,000             1,000,000
--------------------------------------------------
12/31/92           1,032,925             1,030,790
--------------------------------------------------
 6/30/93           1,107,567             1,119,316

--------------------------------------------------
12/31/93           1,148,054             1,179,801
--------------------------------------------------
 6/30/94           1,116,140             1,164,819
--------------------------------------------------
12/31/94           1,126,372             1,196,582
--------------------------------------------------
 6/30/95           1,256,423             1,364,548
--------------------------------------------------
12/31/95           1,398,239             1,500,615
--------------------------------------------------
 6/30/96           1,462,269             1,583,964
--------------------------------------------------
12/31/96           1,595,424             1,688,579
--------------------------------------------------
 6/30/97           1,736,975             1,869,036
--------------------------------------------------
12/31/97           1,770,868             1,930,073
--------------------------------------------------
 6/30/98           1,880,791             2,126,253
--------------------------------------------------

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Fund
-------------------------------------------------------------------
[ART APPEARS HERE]

Total Return
                               6 months                  6/30/97*
                                ended                      to
                               6/30/98                   6/30/98
-------------------------------------------------------------------
Brinson Global Fund Class N      6.01%                     7.90%
-------------------------------------------------------------------
GSMI Mutual Fund Index**        10.16                     13.76
-------------------------------------------------------------------

*  Inception date of the Brinson Global Fund Class N.

** An un-managed index compiled by the Advisor, constructed as follows: 40%
   Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Fund Class N and the GSMI Mutual Fund Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Global Fund Class N
vs. GSMI Mutual Fund Index
Wealth Value with Dividends Reinvested

                             [GRAPH APPEARS HERE]

           Brinson Global Fund Class N    GSMI Index Fund Index
 6/30/97           $1,000,000                  $1,000,000
 9/30/97            1,035,796                   1,045,072
12/31/97            1,017,857                   1,032,657
 3/31/98            1,090,861                   1,128,321
 6/30/98            1,079,019                   1,137,621

Data through 6/30/98


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Fund


(ART)



 Asset Allocation

As of June 30, 1998
                                                          Current
                                             Benchmark    Strategy
--------------------------------------------------------------------
U.S. Equity                                    40.0%        23.0%
Global Equities Ex-U.S.                        22.0         17.0
Emerging Markets Equities                       3.0          3.0
Dollar Bonds                                   21.0         31.0
High Yield Bonds                                3.0          2.5
Global Bonds Ex-U.S.                            9.0         18.5
Emerging Markets Debt                           2.0          5.0
Cash Equivalents                                0.0          0.0
--------------------------------------------------------------------
                                              100.0%       100.0%



 Top Ten U.S. Equity Holdings

As of June 30, 1998

                                                         Percent of
                                                         Net Assets
--------------------------------------------------------------------
 1. Xerox Corp.                                             1.36%
 2. Lockheed Martin Corp.                                   1.35
 3. Burlington Northern Santa Fe Corp.                      1.25
 4. Aon Corp.                                               0.96
 5. FDX, Corp.                                              0.92
 6. Philip Morris Companies, Inc.                           0.91
 7. CIGNA Corp.                                             0.76
 8. Automatic Data Processing, Inc.                         0.73
 9. Goodyear Tire & Rubber Co.                              0.70
10. Baxter International, Inc.                              0.67
--------------------------------------------------------------------


 Currency Allocation

As of June 30, 1998

                                                          Current
                                             Benchmark    Strategy
--------------------------------------------------------------------
U.S.                                           66.0%        69.0%
Japan                                           6.7          2.7
U.K.                                            5.6          2.3
Continental Europe                             16.0         16.0
Canada                                          1.5          1.5
Emerging Markets                                3.0          3.0
Other                                           1.2          5.5
--------------------------------------------------------------------
                                              100.0%       100.0%



 Top Ten Non-U.S. Equity Holdings

As of June 30, 1998

                                                         Percent of
                                                         Net Assets
--------------------------------------------------------------------
 1. Glaxo Wellcome PLC                                      0.31%
 2. Novartis AG (Reg.)                                      0.29
 3. Nokia Oyj A Shares                                      0.26
 4. British Petroleum Co. PLC                               0.24
 5. Royal Dutch Petroleum Co.                               0.23
 6. British Telecommunications PLC                          0.23
 7. Lloyds TSB Group PLC                                    0.22
 8. CS Holdings AG (Reg.)                                   0.22
 9. B.A.T. Industries PLC                                   0.20
10. Roche Holding AG (Gen.)                                 0.20
--------------------------------------------------------------------

                                                                               9

Global Fund

[ART]

Industry Diversification
As a Percentage of Net Assets
As of June 30, 1998

--------------------------------------------------------------------------------
U.S. EQUITIES
Energy..........................    0.73%
                                  ------
Capital Investment
 Capital Goods..................    3.02
 Technology.....................    2.80
                                  ------
                                    5.82
                                  ------
Basic Industries
 Chemicals......................    1.28
 Housing/Paper..................    2.26
 Metals.........................    0.21
                                  ------
                                    3.75
                                  ------
Consumer
 Non-Durables...................    2.02
 Retail/Apparel.................    1.30
 Autos/Durables.................    0.87
 Discretionary..................    0.23
 Health: Drugs..................    2.17
 Health: Non-Drugs..............    1.60
                                  ------
                                    8.19
                                  ------
Financial
 Banks..........................    2.07
 Non-Banks......................    2.09
                                  ------
                                    4.16
                                  ------
Utilities
 Electric.......................    1.72
 Telephone......................    0.26
                                  ------
                                    1.98
                                  ------
Transportation..................    2.39
Services/Misc...................    1.85
Post Venture....................    1.28
                                  ------
    Total U.S. Equities.........   30.15*
                                  ------

NON-U.S. EQUITIES
Aerospace & Military............    0.04%
Airlines........................    0.07
Appliances & Household..........    0.26
Automobiles.....................    0.62
Banking.........................    2.05
Beverages & Tobacco.............    0.36
Broadcasting & Publishing.......    0.51
Building Materials..............    0.29
Business & Public Service.......    0.48
Chemicals.......................    0.48
Construction....................    0.11
Consumer........................    0.24
Data Processing.................    0.09
Electric Components.............    0.14
Electronics.....................    0.69
Energy..........................    1.30
Financial Services..............    0.44
Food & House Products...........    0.69
Forest Products.................    0.21
Gold Mining.....................    0.01
Health: Drugs...................    0.63
Health: Non-Drugs...............    0.73
Housing/Paper...................    0.01
Industrial Components...........    0.23
Insurance.......................    1.06
Investment Companies............    0.07
Leisure & Tourism...............    0.12
Machinery & Engineering.........    0.09
Merchandising...................    0.67
Metals--Steel...................    0.34
Miscellaneous Materials.........    0.01
Multi-Industry..................    0.93
Non-Ferrous Metals..............    0.30
Real Estate.....................    0.08
Recreation......................    0.05
Retail/Apparel..................    0.10
Telecommunications..............    1.52
Textiles & Apparel..............    0.05
Transportation..................    0.15
Utilities.......................    0.58
Wholesale & International Trade.    0.09
                                  ------
    Total Non-U.S. Equities.....   16.89
                                  ------

EMERGING MARKETS EQUITIES.......    3.38
                                  ------

U.S. BONDS
Corporate Bonds
 Aerospace & Military...........    0.74
 Airlines.......................    0.03
 Asset-Backed...................    0.33
 Auto/Durables..................    0.09
 Banks..........................    0.57
 Broadcasting & Public Service..    0.69
 CMO............................    1.85
 Financial Services.............    1.80
 Industrial Components..........    0.37
 Services/Miscellaneous.........    0.04
 Telecommunications.............    0.20
 Transportation.................    0.28
                                  ------
                                    6.99
                                  ------

U.S. Government Agencies........    8.32
U.S. Government Obligations.....    4.18
International Dollar Bonds......    3.57
                                  ------
    Total U.S. Bonds............   23.06*
                                  ------

HIGH YIELD BONDS................    2.51
                                  ------

NON-U.S. BONDS
 Foreign Government Bonds.......   17.33
                                  ------

EMERGING MARKETS DEBT...........    4.93
                                  ------
SHORT TERM INVESTMENTS..........   16.86*
                                  ------
    TOTAL INVESTMENTS...........  115.11
LIABILITIES, LESS CASH AND
 OTHER ASSETS...................  (15.11)
                                  ------
    NET ASSETS..................  100.00%
                                  ======
--------------------------------------------------------------------------------

* The Fund held a long position in U.S. Treasury futures on June 30, 1998 which increased U.S. Bond exposure from 23.06% to 29.90%. The Fund held a short position in stock index futures on June 30, 1998 which reduced U.S. Equity exposure from 30.15% to 22.92%. These adjustments result in a net increase in the Fund's exposure to Short-Term Investments from 16.86% to 17.25%.

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                         SHARES       VALUE
                                                      ------------ ------------

Equities -- 50.42%
U.S. EQUITIES -- 30.15%
Aetna Inc............................................       33,800 $  2,573,025
Allergan, Inc........................................       52,300    2,425,412
Alza Corp. (b).......................................       53,300    2,305,225
American Home Products Corp..........................       54,200    2,804,850
Aon Corp.............................................       95,399    6,701,745
Automatic Data Processing, Inc.......................       69,800    5,086,675
BankBoston Corp......................................       38,800    2,158,250
Baxter International, Inc............................       87,000    4,681,687
Beckman Coulter PLC..................................       23,100    1,345,575
Bestfoods............................................       46,600    2,705,712
Biogen, Inc..........................................       20,900    1,024,100
Birmingham Steel Corp................................       21,400      264,825
Brinson Post-Venture Fund (b)........................      423,765    8,960,844
Burlington Northern Santa Fe Corp....................       88,900    8,728,869
Champion Enterprises, Inc............................       16,300      478,813
Champion International Corp..........................       26,500    1,303,469
CIGNA Corp...........................................       77,000    5,313,000
Circuit City Stores--Circuit City Group..............       78,700    3,689,062
Citicorp.............................................        1,700      253,725
CMS Energy Corp......................................       68,800    3,027,200
Columbia/HCA Healthcare Corp.........................       14,100      410,663
Comerica, Inc........................................       22,000    1,457,500
Commscope, Inc. (b)..................................       37,433      605,947
Comverse Technology, Inc. (b)........................       24,360    1,263,675
Consolidated Stores Corp.............................       25,400      920,750
Corning, Inc.........................................      126,700    4,402,825
Covance, Inc. (b)....................................       26,872      604,620
Crown Cork & Seal Co., Inc...........................       25,300    1,201,750
Dial Corp............................................       27,600      715,875
Eastman Chemical Co..................................       29,400    1,830,150
EMC Corp. (b)........................................       47,400    2,124,112
Enron Corp...........................................       58,900    3,184,281
Entergy Corp.........................................      151,000    4,341,250
FDX Corp. (b)........................................      102,100    6,406,775
First American Corp. of Tennessee....................       13,900      668,938
First Data Corp......................................      128,830    4,291,649
First Security Corp..................................       26,375      564,590
FirstEnergy Corp.....................................       10,805      332,254
Fleet Financial Group, Inc...........................       32,800    2,738,800
Fleetwood Enterprises, Inc...........................        1,200       48,000
Food Lion, Inc., Class A.............................      103,200    1,096,500
Forest Laboratories, Inc. Class A (b)................       40,900    1,462,175
Fort James Corp......................................       68,500    3,048,250
Gannett Co., Inc.....................................       23,100    1,641,544
General Instrument Corp. (b).........................      121,500    3,303,281
General Semiconductor, Inc. (b)......................       27,550      272,056
Genzyme Corp. (b)....................................       21,500      549,594
Geon Co..............................................       14,700      337,181
Goodyear Tire & Rubber Co............................       76,500    4,929,469
Great Lakes Chemical Corp............................       15,100      595,506
Harnischfeger Industries, Inc........................       37,200    1,053,225
Health Care and Retirement Corp. (b).................       24,000      946,500
Hibernia Corp........................................       29,600      597,550
IMC Global Inc.......................................       28,400      855,550
Informix Corp. (b)...................................       28,500      225,328

Interpublic Group of Companies, Inc..................       22,250 $  1,350,297
Kimberly Clark Corp..................................       99,800    4,578,325
Lafarge Corp.........................................       15,500      609,344
Lear Corp. (b).......................................       22,900    1,175,056
Lockheed Martin Corp.................................       89,223    9,446,485
Lyondell Petrochemical Co............................       72,100    2,194,544
Manor Care, Inc......................................       27,298    1,049,267
Martin Marietta Materials, Inc.......................       15,584      701,280
Masco Corp...........................................       62,100    3,757,050
Medusa Corp..........................................        2,200      138,050
Nabisco Holdings Corp................................       54,300    1,958,194
National Service Industries, Inc.....................       10,400      529,100
Nextel Communications, Inc. (b)......................       74,400    1,850,700
Norfolk Southern Corp................................       51,100    1,523,419
Peco Energy Co.......................................      149,100    4,351,856
Pentair, Inc.........................................       28,196    1,198,330
Philip Morris Companies, Inc.........................      161,900    6,374,813
Praxair, Inc.........................................       49,400    2,312,537
Raytheon Co., Class B................................       73,200    4,327,950
Regions Financial Corp...............................       13,700      562,556
Reynolds & Reynolds Co...............................       17,600      320,100
Schering Plough Corp.................................       51,000    4,672,875
Seagate Technology, Inc. (b).........................       47,600    1,133,475
Sears, Roebuck and Co................................       55,000    3,358,437
Southdown, Inc.......................................       10,700      763,713
St. Jude Medical, Inc. (b)...........................       26,800      986,575
Timken Co............................................        9,400      289,638
Tyson Foods, Inc., Class A...........................      108,498    2,353,050
Ultramar Diamond Shamrock Corp.......................       60,602    1,912,751
US Bancorp...........................................       68,380    2,940,340
Vencor, Inc. (b).....................................       56,400      408,900
Ventas, Inc..........................................       56,400      779,025
Viad Corp............................................       52,200    1,448,550
Wells Fargo & Co.....................................        6,800    2,509,200
Westvaco Corp........................................       12,698      358,719
Witco Corp...........................................       28,100      821,925
Xerox Corp...........................................       93,700    9,522,262
York International Corp..............................       33,200    1,446,275
                                                                   ------------
Total U.S. Equities..................................               210,875,139
                                                                   ------------
NON-U.S. EQUITIES -- 16.89%
AUSTRALIA -- 0.86%
Amcor Ltd............................................       23,770      104,076
Boral Ltd............................................       89,240      167,457
Brambles Industries Ltd..............................       12,590      247,086
Broken Hill Proprietary Co., Ltd.....................       84,200      711,778
Coca-Cola Amatil Ltd.................................       14,270       95,444
CSR Ltd..............................................       42,930      123,893
David Jones Ltd......................................      182,010      208,529
Lend Lease Corp. Ltd.................................       11,596      234,472
Mayne Nickless Ltd...................................       42,000      222,390
National Australia Bank Ltd..........................       58,467      771,242
News Corp., Ltd......................................      110,549      902,340
News Corp. Ltd., Preferred...........................       27,886      197,566
Orica Ltd............................................       18,700      110,597
Pacific Dunlop Ltd...................................       85,210      137,731
Qantas Airways Ltd...................................       83,587      125,790

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES      VALUE
                                                          --------  -----------
Rio Tinto Ltd........................................       19,845  $   235,968
Santos Ltd...........................................       38,610      119,556
Telstra Corp., Ltd...................................      173,200      444,067
Westpac Bank Corp., Ltd..............................       93,408      569,797
WMC Ltd..............................................       70,040      210,806
Woolworth's Ltd......................................       30,790      100,108
                                                                    -----------
                                                                      6,040,693
                                                                    -----------
BELGIUM -- 0.82%
Delhaize-Le Lion S.A.................................        6,390      446,493
Electrabel S.A.......................................        3,490      989,506
Fortis AG............................................          216           12
Fortis AG Strip (b)..................................        4,853    1,239,008
Groupe Bruxelles Lambert S.A. (b)....................        1,830      369,344
KBC Bancassurance Holding-Strip (b)..................          250           20
Kredietbank NV.......................................        8,650      774,106
Petrofina S.A........................................        1,775      728,652
Solvay S.A., Class A.................................        5,220      413,840
Tractebel............................................        4,065      595,384
Union Miniere S.A....................................        3,105      191,924
                                                                    -----------
                                                                      5,748,289
                                                                    -----------
CANADA -- 0.57%
Agrium, Inc..........................................        9,500      118,540
Alcan Aluminum Ltd...................................        7,250      199,663
Bank of Montreal.....................................        5,290      291,371
Barrick Gold Corp....................................        4,200       79,967
Canadian National Railway Co.........................        5,150      273,854
Canadian Pacific Ltd.................................       15,663      440,941
Extendicare Inc. (b).................................       11,500       93,057
Hudson's Bay Co......................................        6,800      155,828
Imasco, Ltd..........................................        8,400      155,080
Imperial Oil Ltd.....................................       17,160      299,886
Magna International Inc., Class A....................        2,200      150,646
Moore Corp., Ltd.....................................        8,100      107,405
Newbridge Networks Corp. (b).........................        2,200       52,584
Noranda, Inc.........................................        7,440      128,503
NOVA Corp............................................       19,520      223,658
Potash Corporation of Saskatchewan, Inc..............        2,200      165,755
Royal Bank of Canada.................................        6,250      376,122
Seagram Co., Ltd.....................................        3,090      125,966
Shaw Communications Inc., Class B....................       11,300      219,761
TransCanada Pipelines Ltd............................       10,020      222,122
Westcoast Energy, Inc................................        5,000      111,349
                                                                    -----------
                                                                      3,992,058
                                                                    -----------
DENMARK -- 0.06%
Den Danske Bank Group................................        1,900      227,934
Tele Danmark A/S.....................................        2,100      201,541
                                                                    -----------
                                                                        429,475
                                                                    -----------
FINLAND -- 0.43%
Cultor Oyj...........................................        2,400       38,932
Merita Ltd., Class A.................................       49,350      325,612
Metsa Serla Oyj, Class B.............................        7,400       71,485
Nokia Oyj A Shares (b)...............................       25,100    1,845,958
Outokumpu Oyj, Class A...............................        9,680      123,503

Sampo Insurance Co., Ltd., Series A..................        3,720  $   176,287
UPM-Kymmene Corp.....................................       12,870      354,209
Valmet Oyj...........................................        5,800      100,005
                                                                    -----------
                                                                      3,035,991
                                                                    -----------
FRANCE -- 1.64%
Air Liquide..........................................        1,395      230,731
Alcatel Alsthom......................................        2,632      535,890
AXA-UAP..............................................        5,358      602,620
AXA-UAP Certificat de valeur guarantie...............        4,328        1,475
Banque Nationale de Paris............................        5,909      482,805
Carrefour SA.........................................          600      379,590
Cie de Saint Gobain..................................        2,967      550,117
Dexia France (b).....................................        2,699      363,378
Elf Aquitaine S.A....................................        4,394      617,747
Eridania Beghin-Say SA...............................        1,100      242,888
France Telecom S.A...................................       11,200      772,478
Groupe Danone........................................        1,600      441,151
Lafarge S.A..........................................        2,470      255,334
Lagardere S.C.A......................................        8,300      345,536
Michelin, Class B....................................        5,449      314,539
Paribas..............................................        3,895      416,815
Pechiney S.A., Class A...............................        4,884      196,701
Peugeot S.A..........................................        2,580      554,747
Pinault-Printemps-Redoute S.A........................          390      326,398
Rhone-Poulenc, Class A...............................        9,644      543,931
SEITA................................................        9,910      449,113
Societe Generale.....................................        2,295      477,144
Suez Lyonnaise des Eaux S.A. (b).....................        4,071      670,047
Thomson CSF..........................................        7,900      300,529
Total S.A., Class B..................................        3,386      440,191
Usinor Sacilor.......................................        8,580      132,546
Vivendi..............................................        3,844      820,808
Vivendi Warrants "01" (b)............................        4,224        8,314
                                                                    -----------
                                                                     11,473,563
                                                                    -----------
GERMANY -- 1.93%
Allianz AG...........................................        4,176    1,376,576
Allianz AG...........................................          122       39,878
BASF AG..............................................        6,130      290,368
Bayer AG.............................................       15,240      786,063
Bayerische Motoren Werke (BMW).......................          117      116,352
Bayerische Motoren Werke AG..........................          390      393,457
Commerzbank AG.......................................        3,390      129,590
Continental AG.......................................       10,550      328,482
Daimler-Benz AG......................................        6,435      631,022
Deutsche Bank AG.....................................       10,061      851,980
Deutsche Telekom AG..................................       42,280    1,140,740
Dresdner Bank AG.....................................       12,050      649,565
Hochtief AG..........................................        3,500      167,729
Hoechst AG...........................................        5,110      255,075
M.A.N. AG............................................          750      291,690
Mannesmann AG (b)....................................        6,470      656,320
Metro AG.............................................        8,458      513,103
Metro AG Right (b)...................................        8,458          328
Muenchener Rueckver AG...............................        2,115    1,048,712

--------------------------------------------------------------------------------
12

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES      VALUE
                                                          --------  -----------
Preussag AG..........................................        1,172  $   418,154
RWE AG...............................................        7,470      442,820
Schering AG..........................................        3,805      448,379
Siemens AG...........................................       12,400      754,305
Thyssen AG...........................................        1,550      392,438
Veba AG..............................................        8,839      602,325
Volkswagen AG........................................          818      786,277
                                                                    -----------
                                                                     13,511,728
                                                                    -----------
HONG KONG -- 0.10%
Cheung Kong Holdings Ltd.............................       26,000      127,842
Citic Pacific Ltd....................................       14,000       24,753
CLP Holdings Ltd.....................................       14,500       66,057
Hang Seng Bank Ltd...................................       10,700       60,483
Hong Kong & China Gas Co., Ltd.......................       71,500       81,202
Hong Kong and China Gas Warrants "99" (b)............        3,250          222
Hong Kong Telecommunications Ltd.....................       37,000       69,477
Hutchison Whampoa Ltd................................       29,000      153,073
Johnson Electric Holdings Ltd........................       14,000       51,855
South China Morning Post (Holdings) Ltd..............       30,000       14,422
Sun Hung Kai Properties Ltd..........................       13,000       55,197
                                                                    -----------
                                                                        704,583
                                                                    -----------
ITALY -- 0.74%
Assicurazioni Generali...............................       16,800      546,280
Banca Commercial Italiana............................        8,000       47,841
Credito Italiano S.p.A...............................       77,000      403,074
Danieli & Co. Savings (Risp).........................       43,000      199,572
ENI ADR..............................................        7,600      494,000
ENI S.p.A............................................      102,000      668,504
Fiat S.p.A.-Priveleged Preferred.....................      128,600      320,134
INA-Istituto Nazionale delle Assicurazioni...........       13,000       36,933
Instituto Mobiliare Italiano S.p.A...................       18,800      296,138
Istituto Bancario San Paolo di Torino................       18,000      259,740
Italgas S.p.A........................................        6,800       27,697
La Rinascente S.p.A..................................       25,740      256,307
Montedison S.p.A.....................................      250,700      310,986
Parmalat Finanziaria S.p.A...........................       93,000      189,657
Telecom Italia Mobile S.p.A..........................       84,000      513,673
Telecom Italia Mobile S.p.A. RNC.....................       41,500      140,080
Telecom Italia S.p.A.................................       63,666      468,662
                                                                    -----------
                                                                      5,179,278
                                                                    -----------
JAPAN -- 1.59%
Amada Co., Ltd.......................................       25,000      121,591
Bank of Tokyo-Mitsubishi, Ltd........................       22,000      232,864
Canon Sales Co., Inc.................................        8,000      108,715
Canon, Inc...........................................       20,000      453,940
Citizen Watch Co., Ltd...............................       23,000      189,754
Dai Nippon Printing Co., Ltd.........................       22,000      351,119
Daiichi Pharmaceutical Co., Ltd......................       20,000      263,717
Daikin Industries Ltd................................       25,000      161,040
Daiwa House Industry Co., Ltd........................       12,000      105,919
Denso Corp...........................................       20,000      331,448
Fanuc................................................       10,000      345,859

Fuji Photo Film......................................        1,000  $    34,802
Fujitsu..............................................       15,000      157,798
Hitachi Ltd..........................................       47,000      306,481
Honda Motor Co.......................................       10,000      355,946
Hoya Corp............................................        5,000      141,586
Inax.................................................       17,000       58,429
Ito Yokado Co., Ltd..................................        9,000      423,461
Kaneka Corp..........................................       23,000      120,978
Keio Teito Electric Railway..........................       27,000       98,245
Kinki Nippon Railway.................................       28,000      131,138
Kirin Brewery Co., Ltd...............................       26,000      245,416
Kokuyo...............................................        8,000      135,461
Kuraray Co., Ltd.....................................       29,000      246,359
Kyocera Corp.........................................        3,000      146,558
Marui Co., Ltd.......................................       13,000      193,897
Matsushita Electric Industrial Co....................       28,000      449,905
NGK Insulators.......................................       39,000      338,617
Nintendo Co., Ltd....................................        1,900      175,920
Nippon Meat Packers, Inc.............................       16,000      195,871
Nippon Steel Co......................................       19,000       33,404
Okumura Corp.........................................       24,000       84,217
Omron Corp...........................................        7,000      106,928
Osaka Gas Co.........................................       46,000      117,995
Sankyo Co., Ltd......................................       18,000      409,843
Secom Co., Ltd.......................................        6,000      346,291
Sega Enterprises Ltd.................................        3,000       51,771
Seino Transportation.................................       16,000       88,770
Sekisui House Ltd....................................       22,000      170,407
Shin-Etsu Chemical Co., Ltd..........................        1,000       17,293
Sony Corp............................................        5,200      447,743
Sumitomo Bank........................................        4,000       38,909
Sumitomo Chemical Co.................................       28,000       86,349
Sumitomo Electric Industries.........................       19,000      192,074
Takeda Chemical Industries...........................       15,000      398,818
TDK Corp.............................................        4,000      295,421
Tokio Marine & Fire Insurance Co.....................       21,000      215,773
Tokyo Electric Power.................................        5,900      115,632
Tonen Corp...........................................       17,000       88,071
Toray Industries, Inc................................       61,000      316,461
Toshiba Corp.........................................       56,000      228,786
Toyo Suisan Kaisha...................................       14,000       85,341
Toyota Motor Corp....................................       17,000      439,745
Yamato Transport Co., Ltd............................        2,000       22,409
Yamazaki Baking Co., Ltd.............................        9,000       79,764
                                                                    -----------
                                                                     11,101,049
                                                                    -----------
MALAYSIA -- 0.08%
Berjaya Sports Toto Bhd..............................       22,000       32,622
Kuala Lumpur Kepong Bhd..............................       35,500       57,348
Malayan Banking Bhd..................................       13,000       12,961
Malayan Banking Bhd..................................       13,000       13,102
Malaysia International Shipping Bhd (Frgn.)..........       15,000       21,881
Nestle (Malaysia) Bhd................................       13,000       58,927
Petronas Gas Bhd.....................................       22,000       40,844
Public Bank Bhd (Frgn.)..............................       22,000        6,631
Resorts World Bhd....................................       30,000       32,984

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES     VALUE
                                                           -------  -----------
Rothmans of Pall Mall Bhd............................       11,000  $    76,251
Sime Darby Bhd.......................................        8,000        5,517
Tanjong PLC..........................................       14,000       19,409
Telekom Malaysia Bhd.................................       32,000       54,008
Tenaga Nasional Bhd..................................       33,000       39,783
UMW Holdings Bhd.....................................       15,000        6,727
YTL Corp. Bhd........................................       42,000       31,595
YTL Power International Bhd (b)......................       19,400       10,571
                                                                    -----------
                                                                        521,161
                                                                    -----------
NETHERLANDS -- 0.93%
ABN AMRO Holdings NV.................................       22,490      526,263
Akzo Nobel NV........................................          760      168,947
Elsevier NV..........................................       23,580      355,868
Heineken NV (b)......................................       10,313      405,058
Hoogovens NV.........................................        2,441      105,598
ING Groep NV.........................................       13,090      857,137
KLM Royal Dutch Air Lines NV.........................        3,492      141,795
KPN NV...............................................       11,613      447,005
Philips Electronics NV...............................        6,850      575,828
PolyGram NV..........................................        4,200      214,315
Royal Dutch Petroleum Co.............................       29,420    1,631,391
Royal Dutch Petroleum Co., NY Shares.................          700       38,369
TNT Post Group NV (b)................................       11,613      296,862
Unilever NV..........................................        9,600      761,695
                                                                    -----------
                                                                      6,526,131
                                                                    -----------
NEW ZEALAND -- 0.41%
Brierley Investments Ltd.............................      756,530      377,006
Carter Holt Harvey Ltd...............................      261,110      227,711
Fletcher Challenge Building..........................       86,775      108,108
Fletcher Challenge Energy............................       95,405      227,814
Fletcher Challenge Forests Ltd.......................      185,585      104,044
Fletcher Challenge Paper.............................      171,640      190,671
Lion Nathan Ltd......................................       75,100      166,853
Telecom Corp. of New Zealand Ltd.....................      326,830    1,347,081
Telecom Corp. of New Zealand Ltd. ADR................        3,800      124,450
                                                                    -----------
                                                                      2,873,738
                                                                    -----------
NORWAY -- 0.04%
Norsk Hydro ASA......................................        5,000      219,913
Norske Skogindustrier ASA Class A....................        1,800       55,594
                                                                    -----------
                                                                        275,507
                                                                    -----------
SINGAPORE -- 0.23%
City Developments Ltd................................       31,000       86,606
Creative Technology Ltd. (b).........................        3,000       36,401
DBS Land Ltd.........................................       58,000       48,062
Development Bank of Singapore Ltd....................       13,800       76,372
Elec & Eltek International Co., Ltd..................        8,100       27,378
Fraser & Neave Ltd...................................       12,000       32,246
Keppel Corp., Ltd....................................       33,000       49,612
Keppel Land Ltd......................................       35,000       32,110
Oversea-Chinese Banking Corp., Ltd...................       34,000      115,715
Rothmans Industries Ltd..............................       11,000       48,831

Singapore Airlines Ltd. (Frgn.)......................       38,000  $   177,686
Singapore Press Holdings Ltd.........................       31,036      207,580
Singapore Technologies Engineering Ltd. (b)..........       36,000       25,357
Singapore Telecommunications, Ltd....................      266,000      377,863
United Overseas Bank Ltd. (Frgn.)....................       74,000      229,950
Venture Manufacturing (Singapore) Ltd................       12,000       22,729
                                                                    -----------
                                                                      1,594,498
                                                                    -----------
SWEDEN -- 0.57%
ABB AB, A Shares.....................................       16,400      232,379
Astra AB, A Shares...................................       21,800      445,573
Electrolux AB Series B...............................        9,600      164,917
Investor AB-B Shares.................................        8,000      466,965
Nordbanken Holding AB................................       62,700      459,937
Skandia Forsakrings AB...............................       18,200      260,166
Skanska AB, B Shares.................................        5,600      251,389
Svenska Handelsbanken, A Shares......................        6,300      292,292
Swedish Match AB.....................................       61,800      205,357
Telefonaktiebloaget LM Ericsson, B Shares............       27,100      791,772
Volvo AB, B Shares...................................       12,900      384,174
                                                                    -----------
                                                                      3,954,921
                                                                    -----------
SWITZERLAND -- 1.28%
ABB AG (Bearer)......................................          275      406,118
CS Holdings AG (Reg.)................................        7,016    1,561,116
Holderbank Financiere Glarus, B Shares...............          264      335,918
Julius Baer Holding AG...............................          122      381,652
Nestle S.A. (Reg.)...................................          565    1,209,118
Novartis AG (Reg.)...................................        1,214    2,020,132
Roche Holding AG (Gen.)..............................          144    1,414,082
Sairgroup............................................          775      254,961
Saurer AG............................................          270      275,910
Sulzer AG............................................          277      218,598
Swiss Reinsurance Co. (Reg.).........................          332      839,631
                                                                    -----------
                                                                      8,917,236
                                                                    -----------
UNITED KINGDOM -- 4.61%
Abbey National PLC...................................       31,620      561,873
B.A.T. Industries PLC................................      149,484    1,496,486
BOC Group PLC........................................       18,500      252,031
BTR PLC (b)..........................................       49,904      141,550
Barclays PLC.........................................       36,500    1,052,358
Bass PLC.............................................       16,027      300,299
Billiton PLC.........................................      169,000      342,602
Booker PLC...........................................       91,220      372,892
British Petroleum Co. PLC............................      115,667    1,686,738
British Sky Broadcasting PLC.........................       51,000      366,328
British Steel PLC....................................      323,470      711,068
British Telecommunications PLC.......................      127,980    1,580,158
Cable & Wireless PLC.................................       30,000      364,401
Cadbury Schweppes PLC................................       44,500      688,653
Charter PLC..........................................       55,846      582,836
Coats Viyella PLC....................................      312,860      383,676

--------------------------------------------------------------------------------
14

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                        ---------- ------------
Diageo PLC...........................................       57,290 $    678,673
FKI PLC..............................................      181,500      523,901
General Electric Co. PLC.............................      101,550      875,139
Glaxo Wellcome PLC...................................       71,100    2,134,163
Greenalls Group PLC..................................       56,000      484,933
HSBC Holdings PLC....................................       38,104      967,000
Hanson PLC...........................................       64,102      389,581
Hillsdown Holdings PLC...............................      149,520      406,643
House of Fraser PLC..................................      166,400      483,091
Inchcape PLC.........................................       79,470      250,606
Legal & General Group PLC............................       13,400      142,979
Lloyds TSB Group PLC.................................      112,409    1,572,646
Marks & Spencer PLC..................................      140,040    1,274,599
Mirror Group PLC.....................................      146,450      549,792
National Westminster Bank PLC........................       25,380      453,532
Peninsular & Oriental Steam Navigation Co............       59,420      855,599
Prudential Corp. PLC.................................       21,000      276,629
RJB Mining PLC.......................................      100,570      206,396
Reckitt & Colman PLC.................................       15,938      304,219
Reed International PLC...............................       64,000      578,770
Reuters Group PLC....................................       10,659      121,829
Rio Tinto PLC........................................       40,580      457,028
Royal & Sun Alliance Insurance Group PLC.............       42,943      443,875
Scottish Hydro-Electric PLC..........................       45,480      403,700
Sears PLC............................................      206,480      180,869
Sedgwick Group PLC...................................      133,360      289,265
SmithKline Beecham PLC...............................      109,180    1,332,552
Smurfit (Jefferson) Group PLC........................      150,477      449,417
Tate & Lyle PLC......................................       74,000      586,787
Tesco PLC............................................       58,140      567,489
Thames Water PLC.....................................       39,210      713,754
The Great Universal Stores PLC.......................        4,000       52,725
Unilever PLC.........................................       88,040      937,190
United News & Media PLC..............................       30,000      419,461
Vodafone Group PLC...................................       46,528      590,392
Williams PLC.........................................       50,010      321,251
Willis Corroon Group PLC.............................       26,000       65,939
                                                                   ------------
                                                                     32,226,363
                                                                   ------------
Total Non-U.S. Equities..............................               118,106,262
                                                                   ------------
EMERGING MARKETS EQUITIES -- 3.38%
Brinson Emerging Markets Equity Fund (b).............    2,926,942   23,662,860
                                                                   ------------
Total Equities (Cost $297,790,589)...................               352,644,261
                                                                   ------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                        ----------- ------------
Bonds -- 47.83%
U.S. BONDS -- 23.06%
U.S. CORPORATE BONDS -- 6.99%
Aetna Services Inc., 6.970%, due 08/15/36............  $    265,000 $    273,999
Asset Securitization Corp., 7.210%, due 10/13/26.....     2,310,000    2,422,613
AT&T Corp., 8.250%, due 01/11/00.....................       945,000      976,400
Bellsouth Savings & Employee ESOP, 9.125%, 07/01/03..       254,503      275,023
Capital One Bank, 6.830%, due 05/17/99...............     1,946,000    1,956,950
Chase Manhattan Auto Owner Trust, 96-C, Class A4,
 6.150%, due 03/15/02................................     1,000,000    1,007,370
Chemical Master Credit Card Trust, 6.230%, due
 06/15/03............................................     1,430,000    1,445,101
Chesapeake & Potomac Telephone of Maryland, 8.000%,
 due 10/15/29........................................        98,000      120,886
Chrysler Financial Corp., 7.400%, due 08/01/2097.....       252,000      271,991
Citicorp, Series F, 6.150%, due 03/15/02.............       500,000      500,933
Continental Airlines, Inc.
 97-4A, 6.900%, due 01/02/18.........................     1,850,000    1,924,333
 98-1B, 6.748%, due 09/15/18.........................       220,000      223,672
Countrywide Funding Corp., 93-12, Class A5, 6.000%,
 due 02/25/24........................................     1,045,000    1,035,783
CS First Boston Mortgage Securities Corp., 97-C1,
 Class A1B, 7.150%, due 08/20/06.....................     1,465,000    1,540,081
Dayton Hudson Credit Card Master Trust, 95-1, Class
 A, 6.100%, due 02/25/02.............................       132,000      132,161
DLJ Mortgage Acceptance Corp., 6.500%, 08/19/28......     1,545,000    1,525,687
Donaldson Lufkin & Jenrette FRN, 6.700%, due
 06/30/00............................................       600,000      608,659
First National Bank of Chicago, Series E, 7.000%, due
 05/08/00............................................     1,000,000    1,014,173
Ford Credit Grantor Trust, 95-B, Class A, 5.900%, due
 10/15/00............................................        48,062       48,101
General Motors Acceptance Corp. 6.375%, due 12/01/01.       500,000      505,652
 9.625%, due 12/15/01................................       331,000      367,579
Lehman Brothers Holdings, 7.250%, due 04/15/03.......     1,250,000    1,302,437
Lockheed Martin Corp., 7.700%, due 06/15/08..........       148,000      162,891
Lockheed Martin Corp., 6.550%, due 05/15/99..........     5,000,000    5,026,005
MBNA Global Capital Securities FRN, 6.519%, due
 02/01/27............................................     1,100,000    1,022,417
Nationsbanc Asset Securities, Inc., 97-1, Class A1,
 5.958%, due 10/20/27................................     2,330,559    2,336,082

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT        VALUE
                                                       ------------ ------------
News America Holdings, 7.750%, due 12/01/45..........  $  1,877,000 $  2,014,359
Norwest Asset Securities, Corp., 96-2, Class A9,
 7.000%, due 09/25/11................................       520,000      528,888
Panamsat Corp., 144A, 6.000%, due 01/15/03...........       275,000      272,253
Premier Auto Trust
 93-5, Class A2, 4.220%, due  03/02/99...............         3,292        3,279
 96-3, Class A3, 6.500%, due 03/06/00................       157,355      157,840
 96-4, Class A4, 6.400%, due 10/06/01................       455,000      458,394
Prudential Home Mortgage Securities 94-3, Class A10,
 6.500%, due   02/25/24..............................     1,000,000      969,040
Residential Asset Securitization Trust 97-A7, Class
 A1, 7.500%, due   09/25/27..........................       797,106      805,837
 97-A10, Class A5, 7.250%, due 12/25/27..............     1,480,000    1,511,585
 97-A11, Class A2, 7.000%, due 01/25/28..............       200,000      201,280
Salomon, Inc.
 6.500%, due 03/01/00................................     2,520,000    2,539,628
 6.750%, due 02/15/03................................       550,000      563,378
SASCO LLC, 98-RF1, Class A, 8.712%, due 03/15/27.....     1,397,292    1,498,596
Standard Credit Card Trust, 95-1, Class A, 8.250%,
 due 01/01/07........................................       500,000      562,590
Thrift Financial Corp., 11.250%, due 01/01/16........        76,046       80,866
Time Warner, Inc.
 8.375%, due 03/15/23................................     1,206,000    1,411,929
 7.570%, due 02/01/24................................     2,165,000    2,343,998
Turner Broadcasting, 7.400%, due 02/01/04............     1,000,000    1,044,941
UCFC Home Equity Loan FRN, 97-C, Class A8, 5.888%,
 due 09/15/27........................................     1,413,172    1,414,755
Vendee Mortgage Trust, 98-2, Class 1G, 6.750%, due
 06/15/28............................................     2,400,000    2,429,250
                                                                    ------------
                                                                      48,839,665
                                                                    ------------
INTERNATIONAL DOLLAR BONDS -- 3.57%
Abbey National PLC, 6.700%, Resettable Perpetual Pre-
 ferred..............................................       230,000      230,980
ABN AMRO Bank NV (Chicago) 6.625%, due 10/31/01......       250,000      254,740
Banca Commercial Italian, 8.250%, due 07/15/07.......       450,000      503,122
Banco Santiago S.A., 7.000%, due 07/18/07............     2,000,000    2,007,880
Banque Centrale de Tunisie, 8.250%, due 09/19/27.....     1,750,000    1,647,357
Banque Paribas, Sub. Notes, 6.875%, due 03/01/09.....       175,000      179,427

Credit Suisse London, 144A, 7.900%, Resettable Perpet-
 ual Preferred........................................  $  2,600,000 $  2,779,881
Den Danske Bank, 144A, Step Coupon Bond, 6.375%, due
 06/15/08.............................................     2,570,000    2,576,428
DR Investments, 144A, 7.450%, due 05/15/07............       320,000      341,583
Empressa Nacional Electric, 7.875%, due 02/01/27......       231,000      231,109
International Telecom Satellite, 8.125%, due 02/28/05.       335,000      371,568
Japanese Development Bank, 8.375%, due 02/15/01.......       970,000    1,026,443
Korea Development Bank, 7.125%, due 09/17/01..........       200,000      176,260
Pan Pacific Industry PLC, 144A, 4.047%, due 04/28/07..     2,130,000      745,500
Petroliam Nasional, 144A, 7.125%, due 08/15/05........       420,000      370,211
Poland Non-U.S. Global Registered FRN, 6.688%, due
 10/27/24.............................................       300,000      293,625
Province of Quebec, 7.500%, due 07/15/23..............     1,325,000    1,473,042
Ras Laffan Liquified Natural Gas Co., Ltd., 144A,
 8.294%, due 03/15/14.................................     1,910,000    1,906,965
Repsol International Finance, 7.000%, due 08/01/05....       735,000      779,402
Republic of South Africa Debenture, 9.625%, due
 12/15/99.............................................     1,079,000    1,122,160
Royal Bank of Scotland, 7.375%, Resettable Perpetual
 Preferred............................................       690,000      734,775
Skandinaviska Enskilda Banken, 144A, 6.625%,
 Resettable Perpetual Preferred.......................       500,000      502,700
Sociedad Quimica y Minera de Chiles S.A., 144A,
 7.700%, due 09/15/06.................................     1,500,000    1,546,503
Southern Investments UK, 6.800%, due 12/01/06.........     1,625,000    1,683,680
United Utilities, 6.450%, due 04/01/08................     1,485,000    1,506,235
                                                                     ------------
                                                                       24,991,576
                                                                     ------------
U.S. GOVERNMENT AGENCIES -- 8.32%
Aid-Israel, Series 10Z, 0.000%, due 02/15/03..........     6,720,000    5,196,845
Federal Home Loan Mortgage Corp.
 6.200%, due 08/15/07.................................       700,000      697,585
 7.000%, due 10/15/13.................................     2,275,469    2,345,785
 8.500%, due 07/15/21.................................       831,287      863,589
 6.950%, due 04/15/22.................................     2,400,000    2,453,887
 7.500%, due 01/15/23.................................       823,105      881,887
 7.240%, due 05/01/26.................................       227,170      235,073
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 11/01/22.................................       118,252      122,169
 8.000%, due 05/01/23.................................     1,238,385    1,279,406
 9.000%, due 03/01/24.................................       863,675      925,013
Federal National Mortgage Assoc.
 5.000%, due 06/01/01.................................     1,211,785    1,172,074
 6.540%, due 09/18/02.................................     4,690,000    4,760,106

--------------------------------------------------------------------------------
16

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                    -------------- ------------
 6.220%, due 03/13/06...............................$    1,700,000 $  1,754,181
 8.000%, due 02/25/07...............................     1,635,000    1,674,343
 6.500%, due 05/01/08...............................     3,696,873    3,817,761
 6.360%, due 06/01/08...............................     1,640,000    1,678,868
 8.000%, due 03/01/11...............................     1,481,440    1,528,199
 6.000%, due 12/01/12 TBA...........................     1,470,000    1,453,455
 8.000%, due 05/25/21...............................     1,610,000    1,665,793
 9.000%, due 08/01/21...............................       244,512      261,733
 8.000%, due 05/01/22...............................       115,815      119,796
 8.500%, due 07/01/22...............................       533,209      563,752
 7.500%, due 07/25/22...............................     2,250,686    2,392,335
 8.000%, due 11/01/23...............................     1,525,009      301,517
 6.500%, due 12/25/23...............................     4,610,000    4,629,274
 9.000%, due 04/25/25...............................        36,864       38,677
 6.500%, due 12/01/27 TBA...........................     3,500,000    3,484,663
 7.500%, due 01/01/28...............................     1,765,720    1,810,940
 6.000%, due 03/01/28...............................     2,436,930    2,371,913
 3.500%, due 05/01/28...............................     1,313,554    1,128,184
Federal National Mortgage Assoc. Strips 0.000%, due
 04/01/27 principal only............................     1,481,065    1,253,146
Government National Mortgage Assoc.
 10.000%, due 09/15/00..............................         2,535        2,706
 10.000%, due 05/15/01..............................         3,577        3,819
 9.000%, due 11/15/04...............................        10,061       10,602
 9.000%, due 11/15/04...............................         5,376        5,665
 8.000%, due 08/15/22...............................       444,049      460,008
 8.000%, due 11/15/22...............................       361,577      376,325
 8.000%, due 12/15/22...............................     1,253,454    1,304,582
 7.500%, due 12/15/23...............................       844,929      867,902
 7.500%, due 11/15/24...............................     2,242,403    2,306,155
                                                                   ------------
                                                                     58,199,713
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS 4.18%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00...............................    12,325,000   12,321,155
 6.625%, due 07/31/01...............................     4,050,000    4,171,500
 6.250%, due 08/31/02...............................     4,635,000    4,755,223
 3.625%, due 01/15/08...............................     1,558,975    1,541,436
 8.000%, due 11/15/21...............................     2,760,000    3,557,814
 6.000%, due 02/15/26...............................     2,750,000    2,860,861
                                                                   ------------
                                                                     29,207,989
                                                                   ------------
Total U.S. Bonds....................................                161,238,943
                                                                   ------------
HIGH YIELD BONDS -- 2.51%                                SHARES
                                                      ------------
Brinson High Yield Fund (b).........................     1,231,792   17,562,145
                                                                   ------------
                                                          FACE
NON-U.S. BONDS 17.33%                                    AMOUNT
                                                      ------------
AUSTRALIA -- 1.19%
Government of Australia
 9.750%, due 03/15/02............................AUD     1,700,000    1,207,781
 9.000%, due 09/15/04...............................     3,800,000    2,790,161
Queensland Treasury Global Notes 8.000%, due
 05/14/03...........................................     6,350,000    4,330,716
                                                                   ------------
                                                                      8,328,658
                                                                   ------------

CANADA -- 1.77%
Government of Canada
 7.500%, due 09/01/00............................CAD      1,880,000 $ 1,334,690
 6.500%, due 06/01/04...............................        500,000     359,734
 8.750%, due 12/01/05...............................      2,600,000   2,131,219
 7.000%, due 12/01/06...............................      4,270,000   3,223,551
 4.250%, due 12/01/21...............................      6,790,000   5,345,751
                                                                    -----------
                                                                     12,394,945
                                                                    -----------
DENMARK -- 1.76%
Kingdom of Denmark
 9.000%, due 11/15/00............................DKK     13,600,000   2,178,136
 6.000%, due 11/15/02...............................     10,000,000   1,534,390
 7.000%, due 12/15/04...............................      9,900,000   1,612,331
 8.000%, due 03/15/06...............................     40,000,000   6,962,338
                                                                    -----------
                                                                     12,287,195
                                                                    -----------
FRANCE -- 2.19%
Government of France (BTAN)
 5.750%, due 03/12/01............................FRF     24,000,000   4,125,571
Government of France (OAT)
 9.500%, due 01/25/01...............................     20,300,000   4,924,347
 7.500%, due 04/25/05...............................     13,000,000   3,791,393
 8.500%, due 12/26/12...............................     22,000,000   2,505,822
                                                                    -----------
                                                                     15,347,133
                                                                    -----------
GERMANY -- 3.77%
Bundesrepublik Deutschland
 8.500%, due 08/21/00............................DEM      2,180,000   1,315,609
 9.000%, due 01/22/01...............................      2,500,000   1,545,291
 8.375%, due 05/21/01...............................      3,080,000   1,897,826
 6.750%, due 04/22/03...............................      4,900,000   2,985,064
 6.750%, due 07/15/04...............................      6,300,000   3,889,596
 6.250%, due 01/04/24...............................      5,000,000   3,121,884
 7.000%, due 09/20/99...............................     13,700,000   7,869,341
Treuhandanstalt 6.250%, due 03/04/04................      6,200,000   3,727,213
                                                                    -----------
                                                                     26,351,824
                                                                    -----------
ITALY -- 0.95%
Republic of Italy (BTP)
 10.500%, due 04/01/00...........................ITL    995,000,000     614,280
 12.000%, due 09/01/02..............................  1,700,000,000   1,215,358
 9.000%, due 10/01/03...............................    900,000,000     604,894
 8.500%, due 04/01/04...............................  4,600,000,000   3,061,922
 9.500%, due 12/01/99...............................  1,900,000,000   1,136,547
                                                                    -----------
                                                                      6,633,001
                                                                    -----------
NETHERLANDS -- 1.45%
Government of Netherlands
 8.500%, due 03/15/01............................NLG      5,600,000   3,048,864
 8.750%, due 09/15/01...............................        700,000     389,195
 6.500%, due 04/15/03...............................      1,600,000     854,587
 7.250%, due 10/01/04...............................      3,200,000   1,796,480
 8.250%, due 02/15/07...............................      4,815,000   2,938,660
 7.500%, due 04/15/10...............................      1,800,000   1,085,292
                                                                    -----------
                                                                     10,113,078
                                                                    -----------

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT       VALUE
                                                       ----------- ------------
SPAIN -- 1.14%
Kingdom of Spain
 6.750%, due 04/15/00..............................ESP 415,000,000 $  2,827,389
 7.900%, due 02/28/02................................. 140,000,000    1,018,519
 8.000%, due 05/30/04................................. 300,000,000    2,287,772
 10.000%, due 02/28/05................................  30,000,000      253,007
 7.350%, due 03/31/07.................................  85,000,000      648,369
 6.150%, due 01/31/13................................. 130,000,000      927,807
                                                                   ------------
                                                                      7,962,863
                                                                   ------------
SWEDEN -- 0.43%
Kingdom of Sweden
 5.500%, due 04/12/02..............................SEK   3,500,000      453,962
 10.250%, due 05/05/03................................  16,300,000    2,539,807
                                                                   ------------
                                                                      2,993,769
                                                                   ------------
UNITED KINGDOM -- 2.68%
UK Treasury
 8.000%, due 06/10/03..............................GBP   2,190,000    3,908,659
 6.750%, due 11/26/04.................................     380,000      658,996
 8.500%, due 12/07/05.................................   4,570,000    8,709,242
 8.500%, due 07/16/07.................................   1,200,000    2,355,716
 7.250%, due 12/07/07.................................   1,200,000    2,204,925
 8.750%, due 08/25/17.................................     390,000      881,720
                                                                   ------------
                                                                     18,719,258
                                                                   ------------
Total Non-U.S. Bonds..................................              121,131,724
                                                                   ------------
                                                         SHARES
                                                       -----------
EMERGING MARKETS DEBT -- 4.93%
Brinson Emerging Markets Debt
 Fund (b).............................................   1,692,314   34,515,928
                                                                   ------------
Total Bonds (Cost $322,004,943).......................              334,448,740
                                                                   ------------
                                                          FACE
                                                         AMOUNT
                                                       -----------
Short-Term Investments -- 16.86%
U.S. CORPORATE BONDS -- 0.78%
Bank of America,
 5.730%, due 09/24/98 FRN............................. $ 2,000,000    1,999,728
Texas Utilities,
 5.750%, due 07/01/98.................................   2,500,000    2,500,000
Union Oil of California Ser B,
 5.730%, due 07/27/98.................................   1,000,000    1,009,505
                                                                   ------------
                                                                      5,509,233
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.34%
U.S. Treasury Bill
 5.125%, due 11/27/98.................................   2,400,000    2,350,135
                                                                   ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.17%
Government of Netherlands
 6.250%, due 07/15/98................................ $  1,400,000 $    688,575
Kingdom of Denmark
 9.000%, due 11/15/98................................    3,200,000      472,857
                                                                   ------------
                                                                      1,161,432
                                                                   ------------
CERTIFICATE OF DEPOSIT -- 0.86%
Canadian Imperial Bank,
 5.940%, due 10/23/98................................    3,000,000    2,999,462
Societe General Yankee,
 5.940%, due 10/20/98................................    3,000,000    2,999,129
                                                                   ------------
                                                                      5,998,591
                                                                   ------------
COMMERCIAL PAPER -- 14.71%
ARCO Chemical, 5.730%, due 07/10/98..................    5,000,000    4,992,837
American Stores, 5.720%, due 08/03/98................    5,000,000    4,973,783
Bausch & Lomb,
 5.750%, due 07/08/98................................    2,500,000    2,497,205
 5.700%, due 07/13/98................................    5,000,000    4,990,500
Cincinnati Bell Inc.
 5.850%, due 07/01/98................................    2,000,000    2,000,000
 5.850%, due 07/13/98................................    2,000,000    1,996,100
 5.900%, due 07/17/98................................    1,500,000    1,496,067
Crown, Cork & Seal,
 5.690%, due 07/13/98................................    4,321,000    4,312,805
 5.680%, due 07/23/98................................    5,000,000    4,982,644
CVS Corp.,
 5.750%, due 07/10/98................................    5,000,000    4,992,813
Dayton Hudson,
 5.600%, due 07/15/98................................    3,000,000    2,993,467
Excel Paralubes,
 5.800%, due 07/07/98................................    4,070,000    4,066,066
Hilton Hotels Corp.,
 5.720%, due 07/15/98................................    1,500,000    1,496,663
 5.750%, due 10/01/98................................    5,000,000    4,926,528
 5.780%, due 10/13/98................................    2,500,000    2,458,256
IMC Global,
 5.720%, due 07/30/98................................    4,261,000    4,241,366
ITT Industries,
 5.720%, due 07/09/98................................    5,000,000    4,993,644
NGC Corp.,
 6.750%, due 07/01/98................................    2,307,000    2,307,000
Occidental Petroleum,
 5.700%, due 07/06/98................................    5,000,000    4,996,042
PG & E Gas,
 6.000%, due 07/10/98................................    1,000,000      998,500
Raytheon Co.,
 6.998%, due 07/01/98................................    2,200,000    2,200,000
 5.700%, due 07/20/98................................    5,000,000    4,984,959
Sprint Capital,
 5.720%, due 07/07/98................................    6,643,000    6,636,668
Tenneco Inc.,
 5.750%, due 07/17/98................................    2,000,000    1,994,889

--------------------------------------------------------------------------------
18

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT       VALUE
                                                        ---------- ------------
Texas Utilities Co.,
 5.730%, due 07/17/98................................   $2,500,000 $  2,493,633
 6.100%, due 07/17/98................................    1,000,000      997,289
 5.750%, due 08/21/98................................    5,000,000    4,959,271
Union Pacific Resources,
 5.730%, due 07/27/98................................    5,000,000    4,979,308
Union Pacific Resources,
 5.760%, due 10/30/98................................    3,000,000    2,941,920
                                                                   ------------
                                                                    102,900,223
                                                                   ------------
Total Short-Term Investments (Cost $118,077,052).....               117,919,614
                                                                   ------------
Total Investments (Cost
 $737,872,584) -- 115.11% (a)........................               805,012,615
                                                                   ------------
Liabilities, less cash and other
 assets -- (15.11%)..................................              (105,669,892)
                                                                   ------------
Net Assets -- 100%...................................              $699,342,723
                                                                   ============

               See accompanying notes to Schedule of Investments.
--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $737,872,584; and net unrealized appreciation consisted of:

      Gross unrealized appreciation............................... $ 94,882,489
      Gross unrealized depreciation...............................  (27,742,458)
                                                                   ------------
         Net unrealized appreciation.............................. $ 67,140,031
                                                                   ============

(b) Linked to Canada's retail price index. Reset semi-annually
FRN: Floating Rate Note
MTN: Medium term note
TBA: Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $11,042,024 or 1.58% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.
FORWARD FOREIGN CURRENCY CONTRACTS
The Global Fund had the following open forward foreign currency contracts as of June 30, 1998:

                              SETTLEMENT     LOCAL       CURRENT   UNREALIZED
                                 DATE      CURRENCY       VALUE    GAIN/(LOSS)
                              ---------- ------------- ----------- -----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Australian Dollar...........   8/05/98      28,500,000 $17,658,102 $(1,350,708)
Canadian Dollar.............   8/05/98       1,900,000   1,292,948         541
Danish Krone................   8/05/98       9,000,000   1,310,734         252
French Franc................   7/06/98      62,281,506  10,305,195       6,475
French Franc................   8/05/98      22,200,000   3,679,956      17,436
German Mark.................   8/05/98       4,600,000   2,554,094      (2,456)
Japanese Yen................   8/05/98   1,260,000,000   9,127,544  (1,041,517)
Netherlands Guilder.........   8/05/98       3,700,000   1,822,956        (422)
Spanish Peseta..............   8/05/98     825,000,000   5,395,923      14,143
Swiss Franc.................   8/05/98       7,700,000   5,095,019    (247,751)
FORWARD FOREIGN CURRENCY
 SALE CONTRACTS
Australian Dollar...........   7/06/98       1,233,770     764,143         832
British Pound...............   7/06/98       1,400,000   2,335,124       1,336
British Pound...............   8/05/98      21,700,000  36,132,943    (905,057)
Canadian Dollar.............   7/06/98       1,604,844   1,091,441        (512)
Canadian Dollar.............   8/05/98      11,300,000   7,689,638      88,191
Danish Kroner...............   7/06/98       7,653,250   1,113,166        (144)
Danish Kroner...............   8/05/98      78,600,000  11,447,080     (44,221)
French Franc................   8/05/98      62,300,000  10,327,085      (7,390)
German Mark.................   7/06/98       4,600,000   2,549,451       2,560
German Mark.................   8/05/98      34,000,000  18,878,086     (43,109)
Netherlands Guilder.........   7/06/98       2,202,850   1,083,317         282
Netherlands Guilder.........   8/05/98      15,200,000   7,488,902       9,307
Spanish Peseta..............   7/06/98     116,852,795     763,461      (1,113)
Spanish Peseta..............   8/05/98     825,000,000   5,395,923     (36,344)
Swedish Krona...............   7/06/98       3,135,011     393,207         (38)
                                                                   -----------
 Total......................                                       $(3,539,427)
                                                                   ===========

FUTURES CONTRACTS
The Global Fund had the following open futures contracts as of June 30, 1998:

                              SETTLEMENT      COST/      CURRENT   UNREALIZED
                                 DATE       PROCEEDS      VALUE    GAIN/(LOSS)
                            -------------- ----------- ----------- -----------
FUTURES BUY CONTRACTS
5 year U.S. Treasury Note,
 340 contracts............  September 1998 $37,072,972 $37,293,750 $   220,778
10 year U.S. Treasury
 Note, 66 contracts.......  September 1998   7,421,886   7,513,688      91,802
30 year U.S. Treasury
 Bonds, 25 contracts......  September 1998   2,976,555   3,089,844     113,289
INDEX FUTURES SALES CON-
 TRACTS
Standard & Poor's 500, 177
 contracts................  September 1998  49,204,572  50,577,750  (1,373,178)
                                                                   -----------
 Total....................                                         $  (947,309)
                                                                   ===========

The market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1998 was $2,350,135.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
20

                    GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Note 1):
  Unaffiliated issuers (Cost $659,099,950)....................... $720,310,838
  Affiliated issuers (Cost $78,772,634)..........................   84,701,777
  Cash...........................................................       15,353
 Foreign currency, at value (Cost $2,688,302)....................    2,672,795
 Receivables:
  Investment securities sold.....................................   17,512,017
  Dividends......................................................      850,203
  Interest.......................................................    5,067,092
  Fund shares sold...............................................      524,097
  Variation margin...............................................      442,309
 Other assets....................................................       55,119
                                                                  ------------
    TOTAL ASSETS.................................................  832,151,600
                                                                  ------------
LIABILITIES:
 Payables:
  Securities loaned..............................................  104,946,044
  Investment securities purchased................................   23,236,470
  Fund shares redeemed...........................................      416,119
  Investment advisory fees.......................................      461,215
  Accrued expenses...............................................      209,602
 Net unrealized depreciation on forward foreign currency con-
  tracts.........................................................    3,539,427
                                                                  ------------
    TOTAL LIABILITIES............................................  132,808,877
                                                                  ------------
NET ASSETS....................................................... $699,342,723
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $618,908,532
 Accumulated distribution in excess of net investment income.....     (845,490)
 Accumulated net realized gain...................................   18,624,289
 Net unrealized appreciation.....................................   62,655,392
                                                                  ------------
    NET ASSETS................................................... $699,342,723
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $667,744,541 and 52,298,571 shares is-
   sued and outstanding)......................................... $      12.77
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,162,613 and 91,194 shares issued and outstanding).......... $      12.75
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $30,435,569 and 2,395,337 shares is-
   sued and outstanding)......................................... $      12.71
                                                                  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest (net of $19,403 for foreign taxes withheld; including securities lending income of $256,807).......................... $18,386,739
 Dividends (net of $339,731 for foreign taxes withheld)...........   6,105,294
                                                                   -----------
    TOTAL INCOME..................................................  24,492,033
                                                                   -----------
EXPENSES:
 Advisory.........................................................   5,378,141
 Administration...................................................     464,398
 Distribution.....................................................     191,376
 Custodian........................................................     151,260
 Other............................................................     350,006
                                                                   -----------
    TOTAL EXPENSES................................................   6,535,181
                                                                   -----------
    NET INVESTMENT INCOME ........................................  17,956,852
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................  40,696,600
  Futures contracts...............................................  (4,402,062)
  Foreign currency transactions...................................   3,479,537
                                                                   -----------
    Net realized gain.............................................  39,774,075
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency................................   3,727,996
  Futures contracts...............................................    (654,367)
  Forward contracts...............................................  (9,657,319)
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................      37,869
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........  (6,545,821)
                                                                   -----------
 Net realized and unrealized gain.................................  33,228,254
                                                                   -----------
 Net increase in net assets resulting from operations............. $51,185,106
                                                                   ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
22

                    GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1998

CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:

 Proceeds from sales of investments.............................  $ 559,718,591
 Purchases of investments.......................................   (623,990,589)
 Net increase in short term investments.........................    (91,292,986)
 Net realized gain on foreign currency transactions.............      3,479,537
 Net realized loss on futures contracts.........................     (4,066,409)
 Interest and dividend income received..........................     23,974,925
 Expenses paid..................................................     (6,458,212)
                                                                  -------------
  Net cash used in investing and operating activities...........   (138,635,143)
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net capital share transactions.................................     36,501,192
 Net increase from securities lending...........................    104,946,044
 Cash distributions paid........................................     (3,851,296)
                                                                  -------------
  Net cash provided by financing activities.....................    137,595,940
                                                                  -------------
Net decrease in cash............................................     (1,039,203)
                                                                  -------------
CASH AT BEGINNING OF YEAR.......................................      1,054,556
                                                                  -------------
CASH AT END OF YEAR.............................................  $      15,353
                                                                  =============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH
USED IN INVESTING AND OPERATING ACTIVITIES:
 Net investment income..........................................  $  17,956,852
 Proceeds from sale of investments..............................    559,718,591
 Purchase of investments........................................   (623,990,589)
 Net increase in short term investments.........................    (91,292,986)
 Net realized gain on foreign currency transactions.............      3,479,537
 Net realized loss on futures contracts.........................     (4,066,409)
 Net decrease in receivables pertaining to investing and operat-
 ing activities.................................................        271,165
 Net increase in payables pertaining to investing and operating
 activities.....................................................        115,429
 (Accretion)/amortization of premium/discount...................       (826,733)
                                                                  -------------
  Net cash used in investing and operating activities...........  $(138,635,143)
                                                                  =============

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:
 Reinvestment of distributions..................................  $  64,950,197
                                                                  =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                        YEAR          ENDED
                                                        ENDED        JUNE 30,
                                                    JUNE 30, 1998      1997
                                                    -------------  ------------
OPERATIONS:
 Net investment income............................. $ 17,956,852   $ 16,194,760
 Net realized gain.................................   39,774,075     43,268,043
 Change in net unrealized appreciation or
  depreciation.....................................   (6,545,821)    35,756,888
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   51,185,106     95,219,691
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income...........  (28,265,915)   (24,660,333)
Distributions in excess of net investment income...   (5,070,122)           --
Distributions from net realized gain...............  (35,465,456)   (26,428,094)
                                                    ------------   ------------
 Total distributions to shareholders*..............  (68,801,493)   (51,088,427)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  256,422,880    192,297,100
 Shares issued on reinvestment of distributions....   64,950,197     49,580,585
 Shares redeemed................................... (217,384,769)  (145,001,283)
                                                    ------------   ------------
 Net increase in net assets resulting from capital
  share transactions...............................  103,988,308     96,876,402
                                                    ------------   ------------
    TOTAL INCREASE IN NET ASSETS...................   86,371,921    141,007,666
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  612,970,802    471,963,136
                                                    ------------   ------------
 End of year (including accumulated distribution in
  excess of net investment income of $845,490 and
  $964,704, respectively).......................... $699,342,723   $612,970,802
                                                    ============   ============
*DISTRIBUTIONS BY CLASS:
Distributions from and in excess of net investment
 income
 Brinson Class I...................................  (32,129,657)   (25,579,684)
 Brinson Class N...................................       (9,572)           --
 SwissKey Class....................................   (1,196,808)      (848,410)
Distributions from net realized gain
 Brinson Class I...................................  (33,973,096)   (23,918,105)
 Brinson Class N...................................          (53)           --
 SwissKey Class....................................   (1,492,307)      (742,228)
                                                    ------------   ------------
Total distributions to shareholders................ $(68,801,493)  $(51,088,427)
                                                    ============   ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
24

                    GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                           YEAR ENDED JUNE 30,
                               ------------------------------------------------
BRINSON CLASS I                  1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
 year........................  $  13.13  $  12.22  $  11.35  $  10.43  $  10.87
                               --------  --------  --------  --------  --------
 Income from investment oper-
  ations:
  Net investment income......      0.37      0.38      0.44      0.43      0.33
  Net realized and unrealized
   gain (loss)...............      0.62      1.79      1.37      0.86     (0.23)
                               --------  --------  --------  --------  --------
    Total income from invest-
     ment operations.........      0.99      2.17      1.81      1.29      0.10
                               --------  --------  --------  --------  --------
 Less distributions:
  Distributions from and in
   excess of net investment
   income....................     (0.65)    (0.61)    (0.62)    (0.27)    (0.27)
  Distributions from and in
   excess of net realized
   gain......................     (0.70)    (0.65)    (0.32)    (0.10)    (0.27)
                               --------  --------  --------  --------  --------
    Total distributions......     (1.35)    (1.26)    (0.94)    (0.37)    (0.54)
                               --------  --------  --------  --------  --------
Net asset value, end of year.  $  12.77  $  13.13  $  12.22  $  11.35  $  10.43
                               ========  ========  ========  ========  ========
Total return.................      8.28%    18.79%    16.38%    12.57%     0.77%
Ratios/Supplemental data
 Net assets, end of year (in
  000s)......................  $667,745  $586,667  $457,933  $365,678  $278,859
 Ratio of expenses to average
  net assets:
  Before expense reimburse-
   ment......................      0.94%     0.99%     1.04%     1.09%     1.14%
  After expense reimburse-
   ment......................       N/A       N/A       N/A       N/A      1.10%
 Ratio of net investment in-
  come to average net assets:
  Before expense reimburse-
   ment......................      2.70%     3.03%     3.69%     4.27%     3.21%
  After expense reimburse-
   ment......................       N/A       N/A       N/A       N/A      3.25%
 Portfolio turnover rate.....        88%      150%      142%      238%      231%
 Average commission rate paid
  per share..................  $ 0.0274  $ 0.0326  $ 0.0291       N/A       N/A

N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                      YEAR ENDED
                                                                       JUNE 30,
BRINSON CLASS N                                                         1998*
--------------------------------------------------------------------------------
Net asset value, beginning of year...................................  $ 13.13
                                                                       -------
 Income from investment operations:
  Net investment income..............................................     0.63
  Net realized and unrealized gain...................................     0.32
                                                                       -------
    Total income from investment operations..........................     0.95
                                                                       -------
 Less distributions:
  Distributions from and in excess of net investment income..........    (0.63)
  Distributions from net realized gain...............................    (0.70)
                                                                       -------
    Total distributions..............................................    (1.33)
                                                                       -------
Net asset value, end of year.........................................  $ 12.75
                                                                       =======
Total return.........................................................     7.90%
Ratios/Supplemental Data:
 Net assets, end of year (in 000s)...................................  $ 1,163
 Ratio of expenses to average net assets.............................     1.19%
 Ratio of net investment income to average net assets................     2.45%
 Portfolio turnover rate.............................................       88%
 Average commission rate paid per share..............................  $0.0274

* Commencement of Brinson Class N was June 30, 1997.


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
26

                    GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR      JULY 31, 1995*
                                         ENDED         ENDED        THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 13.05       $ 12.18       $ 11.60
                                        -------       -------       -------
 Income from investment operations:
  Net investment income.............       0.30          0.34          0.39
  Net realized and unrealized gain..       0.61          1.75          1.10
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       0.91          2.09          1.49
                                        -------       -------       -------
 Less distributions:
  Distributions from and in excess
   of net investment income.........      (0.55)        (0.57)        (0.59)
  Distributions from net realized
   gain.............................      (0.70)        (0.65)        (0.32)
                                        -------       -------       -------
    Total distributions.............      (1.25)        (1.22)        (0.91)
                                        -------       -------       -------
Net asset value, end of period......    $ 12.71       $ 13.05       $ 12.18
                                        =======       =======       =======
Total return (non-annualized).......       7.60%        18.13%        13.24%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $30,436       $26,303       $14,030
 Ratio of expenses to average net
  assets............................       1.59%         1.64%         1.69%**
 Ratio of net investment income to
  average net assets................       2.05%         2.38%         3.04%**
 Portfolio turnover rate............         88%          150%          142%
 Average commission rate paid per
  share.............................    $0.0274       $0.0326       $0.0291

* Commencement of SwissKey Class
** Annualized


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

Global Equity Fund


[ART]


The Global Equity Fund is actively managed, providing a fully integrated approach to the primary equity markets across the world. Market selection and currency strategies are managed within a global asset allocation framework. Industry strategies and individual security selections are based on the fundamental research of our analytical teams in our offices worldwide.

The Brinson Global Equity Fund Class I has provided an annualized return of 12.45% since its inception on January 31, 1994, compared to the 14.95% return for the benchmark, the MSCI World Equity (Free) Index. This performance was achieved with a volatility of 8.80%, well-below the 10.35% volatility of the benchmark.

Year-to-date, the Brinson Global Equity Fund Class I has risen 10.86%, lagging the index's unhedged return of 16.76%. Most major global equity markets have experienced strikingly strong performance year-to-date, in response to EMU euphoria, consolidation and improving economies, led by star performer Finland (67%), with Belgium, Spain and France up 40% or more. While strong, the U.S. market somewhat lagged the others, rising 18%, with much of its excellent performance concentrated in the top 25 stocks with respect to market capitalization. Japan has been a relative underperformer, gaining only 5.7% in hedged terms. Adding back the currency effect of -7.8%, which combines both the decline of the yen and the very low Japanese cash rates, Japan's unhedged mid-year return was only -2.6%.

Early in the year, Germany was reduced and France increased, bringing these positions into closer alignment. In February, the position in Spain was eliminated, with proceeds split between Finland and Switzerland; Spain's strong performance in anticipation of monetary union led that market to become overpriced. In April the U.K. was modestly increased and Malaysia reduced to neutral. Italy was reduced in early June, with funds added to several Scandinavian markets. As with the elimination of Spain, this move reflected a shift out of the expensive southern European markets into the more attractively priced northern European markets.

One currency strategy change took place. An Australian dollar overweight was established, paired with the yen, allowing us to take advantage of a strong positive interest rate differential in favor of the Australian currency.

Market allocation was negatively impacted by strategic cash, offsetting the positive benefits from the Japan and Hong Kong underweights and the overweight to several European markets. Currency management was hurt by the overweight of the Australian and New Zealand dollars and the pound sterling underweight. Security selection had an important negative impact due to the underperformance of U.S. stock selection. Returns were hurt by the underweight of size and overweight of cyclicals. Japan stock selection added value.

Global Equity Fund
[ART]

Total Return
                                       6 months   1 year    3 years   1/31/94*
                                        ended      ended     ended       to
                                       6/30/98    6/30/98   6/30/98   6/30/98
------------------------------------------------------------------------------
Brinson Global Equity Fund Class I        10.86%     8.99%    18.41%    12.45%
------------------------------------------------------------------------------
MSCI World Equity (Free) Index            16.76     17.18     19.56     14.95
------------------------------------------------------------------------------
*Performance inception date of the Brinson Global Equity Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.


Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Equity Fund Class I and the MSCI World Equity (Free) Index if you had invested $1,000,000 on January 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Global Equity Fund Class I
vs. MSCI World Equity (Free) Index

Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

DATE        BRINSON GLOBAL    MSCI WORD EQUITY

01/31/94         1,000,000           1,000,000

06/30/94           953,025             974,101

12/31/94           956,520             989,551

06/30/95         1,010,802           1,082,851

12/31/95         1,166,324           1,200,236

06/30/96         1,270,202           1,287,765

12/31/96         1,367,688           1,367,286

06/30/97         1,540,253           1,579,321

12/31/97         1,514,304           1,584,937

06/30/98         1,678,772           1,850,637


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.


================================================================================

Global Equity Fund

[ART APPEARS HERE]

Total Return

                                                             6 months   6/30/97*
                                                              ended       to
                                                             6/30/98    6/30/98
-------------------------------------------------------------------------------
Brinson Global Equity Fund Class N                             10.66%     8.60%
-------------------------------------------------------------------------------
MSCI World Equity (Free) Index                                 16.76     17.18
-------------------------------------------------------------------------------

*Inception date of the Brinson Global Equity Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.


Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Equity Fund Class N and the MSCI World Equity (Free) Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson Global Equity Fund Class N
vs. MSCI World Equity (Free) Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

               Brinson Global           MSCI World
Date         Equity Fund Class N    Equity (Free) Index
----         -------------------    -------------------
06/30/97          1000000                 1000000
07/31/97          1032915                 1046155
08/31/97           984326                  975353
09/30/97          1026646                 1028381
10/31/97           970219                  974399
11/30/97           969436                  991441
12/31/97           981339                 1003556
01/31/98           996889                 1031710
02/28/98          1058222                 1101493
03/31/98          1101415                 1147852
04/30/98          1098823                 1159076
05/31/98          1096232                 1145012
06/30/98          1085985                 1171793

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Equity Fund


(ART)

Market Allocation
As of June 30, 1998
                                                       Current
                                          Benchmark    Strategy
-----------------------------------------------------------------
U.S.                                        49.6%        34.1%
Australia                                    1.1          2.5
Austria                                      0.2          0.0
Belgium                                      0.9          2.2
Canada                                       2.3          1.4
Denmark                                      0.5          0.2
Finland                                      0.5          1.3
France                                       4.6          4.5
Germany                                      5.5          5.2
Hong Kong                                    0.8          0.1
Ireland                                      0.2          0.0
Italy                                        2.2          1.7
Japan                                        9.9          3.9
Malaysia                                     0.2          0.1
Netherlands                                  2.8          2.4
New Zealand                                  0.2          1.9
Norway                                       0.3          0.2
Portugal                                     0.3          0.0
Singapore                                    0.3          0.7
Spain                                        1.6          0.0
Sweden                                       1.5          1.6
Switzerland                                  3.8          3.3
United Kingdom                              10.7         12.7
Cash Reserves                                0.0         20.0
-----------------------------------------------------------------
                                           100.0%       100.0%


Currency Allocation
As of June 30, 1998
                                                       Current
                                          Benchmark    Strategy
-----------------------------------------------------------------
U.S.                                        49.6%        52.7%
Australia                                    1.1          5.1
Austria                                      0.2          0.2
Belgium                                      0.9          0.9
Canada                                       2.3          2.3
Denmark                                      0.5          0.5
Finland                                      0.5          0.5
France                                       4.6          4.6
Germany                                      5.5          5.5
Hong Kong                                    0.8          0.0
Japan                                        9.9          5.9
Ireland                                      0.2          0.2
Italy                                        2.2          2.2
Malaysia                                     0.2          0.2
Netherlands                                  2.8          2.8
New Zealand                                  0.2          1.9
Norway                                       0.3          0.3
Portugal                                     0.3          0.3
Singapore                                    0.3          0.3
Spain                                        1.6          1.6
Sweden                                       1.5          1.5
Switzerland                                  3.8          3.8
United Kingdom                              10.7          6.7
-----------------------------------------------------------------
                                           100.0%       100.0%

Top Ten U.S. Equity Holdings
As of June 30, 1998

                                                       Percent of
                                                       Net Assets
-----------------------------------------------------------------
 1. Xerox Corp.                                          2.48%
 2. Lockheed Martin Corp.                                2.44
 3. Burlington Northern Santa Fe Corp.                   2.25
 4. Aon Corp.                                            1.73
 5. FDX, Corp.                                           1.66
 6. Philip Morris Companies, Inc.                        1.64
 7. CIGNA Corp.                                          1.42
 8. Automatic Data Processing, Inc.                      1.31
 9. Goodyear Tire & Rubber Co.                           1.28
10. Entergy Corp.                                        1.21
-----------------------------------------------------------------


Top Ten Non-U.S. Equity Holdings
As of June 30, 1998

                                                       Percent of
                                                       Net Assets
-----------------------------------------------------------------
 1. Telecom Corp. of New Zealand Ltd.                    0.90%
 2. Novartis AG (Reg.)                                   0.89
 3. Glaxo Wellcome PLC                                   0.77
 4. Nokia Oyj, A Shares                                  0.77
 5. Royal Dutch Petroleum Co.                            0.65
 6. British Petroleum Co. PLC                            0.64
 7. Roche Holding AG (Gen.)                              0.61
 8. British Telecommunications PLC                       0.58
 9. B.A.T. Industries PLC                                0.57
10. Lloyds TSB Group PLC                                 0.57
-----------------------------------------------------------------

Global Equity Fund

[ART]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998

U.S. EQUITIES
Energy............................   1.32%
Capital Investment
 Capital Goods....................   5.43
 Technology.......................   5.06
                                   ------
                                    10.49
Basic Industries
 Chemicals........................   2.26
 Housing/Paper....................   4.09
 Metals...........................   0.38
                                   ------
                                     6.73
                                   ------
Consumer
 Non-Durables.....................   3.64
 Retail/Apparel...................   2.33
 Autos/Durables...................   1.58
 Descretionary....................   0.43
 Health: Drugs....................   3.91
 Health: Non-Drugs................   2.91
                                   ------
                                    14.80
Financial
 Banks............................   3.70
 Non-Banks........................   3.82
                                   ------
                                     7.52
Utilities
 Electric.........................   3.19
 Telephone........................   0.47
                                   ------
                                     3.66
Transportation....................   4.31
Services/Misc.....................   3.36
                                   ------
    Total U.S. Equities...........  52.19
                                   ------

NON-U.S. EQUITIES
Aerospace & Military..............   0.13
Airplanes.........................   0.22
Appliances & Household............   0.57
Autos/Durables....................   1.63
Banking...........................   5.34
Beverages and Tobacco.............   1.27
Broadcasting & Publishing.........   1.38
Building Materials................   0.81
Business & Public Service.........   1.27
Chemicals.........................   1.04
Construction......................   0.29
Consumer..........................   0.01
Data Processing...................   0.19
Electric Components...............   0.28
Electronics.......................   2.03
Energy............................   3.69
Financial Services................   1.34
Food & House Products.............   2.31
Forest Products...................   0.72
Gold Mining.......................   0.03
Health: Drugs.....................   1.66
Health: Non-Drugs.................   2.13
Housing/Paper.....................   0.05
Industrial Components.............   0.45
Insurance.........................   3.19
Investment Companies..............   0.19
Leisure & Tourism.................   0.33
Machinery & Engineering...........   0.20
Merchandising.....................   1.77
Metals--Steel.....................   0.93
Miscellaneous Materials...........   0.12
Multi-Industry....................   2.65
Non-Ferrous Metals................   0.83
Real Estate.......................   0.21
Recreation........................   0.15
Retail & Apparel..................   0.19
Shipping..........................   0.01
Technology........................   0.01
Telecommunications................   4.76
Textiles & Apparel................   0.15
Transportation....................   0.32
Utilities.........................   1.56
Wholesale & International Trade...   0.24
                                   ------
    Total Non-U.S. Equities.......  46.65
                                   ------
SHORT-TERM INVESTMENTS............   0.97
                                   ------
    TOTAL INVESTMENTS.............  99.81
                                   ------

CASH AND OTHER ASSETS,
 LESS LIABILITIES.................   0.19
                                   ------
    NET ASSETS.................... 100.00%
                                   ======

--------------------------------------------------------------------------------
* The Fund held a short position in stock index futures on June 30, 1998 which reduced U.S. Equity exposure from 52.19% to 34.04%. This adjustment results in an increase in the Fund's exposure to Short-Term Investments from 0.97% to 19.12%.

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------  ------------
Equities -- 98.84%
U.S. EQUITIES -- 52.19%
Aetna Inc..................................................   7,100 $   540,488
Allergan, Inc..............................................  11,000     510,125
Alza Corp. (b).............................................  11,200     484,400
American Home Products Corp................................  11,100     574,425
Aon Corp...................................................  20,150   1,415,538
Automatic Data Processing, Inc.............................  14,700   1,071,262
BankBoston Corp............................................   7,800     433,875
Baxter International, Inc..................................  18,400     990,150
Beckman Coulter Inc........................................   4,900     285,425
Bestfoods..................................................   9,800     569,012
Biogen, Inc. (b)...........................................   4,400     215,600
Birmingham Steel Corp......................................   4,500      55,687
Burlington Northern Santa Fe Corp..........................  18,800   1,845,925
Champion Enterprises, Inc. (b).............................   3,400      99,875
Champion International Corp................................   5,600     275,450
CIGNA Corp.................................................  16,900   1,166,100
Circuit City Stores-Circuit City Group.....................  16,600     778,125
Citicorp...................................................     500      74,625
CMS Energy Corp............................................  14,500     638,000
Columbia/HCA Healthcare Corp...............................   3,300      96,112
Comerica, Inc..............................................   4,600     304,750
Commscope, Inc. (b)........................................   7,933     128,415
Comverse Technology, Inc. (b)..............................   5,125     265,859
Consolidated Stores Corp...................................   5,300     192,125
Corning, Inc...............................................  26,800     931,300
Covance, Inc. (b)..........................................   5,700     128,250
Crown Cork & Seal Co., Inc.................................   5,400     256,500
Dial Corp..................................................   5,800     150,437
Eastman Chemical Co........................................   6,200     385,950
EMC Corp. (b)..............................................  10,000     448,125
Enron Corp.................................................  12,400     670,375
Entergy Corp...............................................  34,500     991,875
FDX Corp. (b)..............................................  21,600   1,355,400
First American Corp. of Tennessee..........................   2,900     139,563
First Data Corp............................................  27,204     906,233
First Security Corp........................................   5,550     118,805
FirstEnergy Corp...........................................   2,327      71,555
Fleet Financial Group, Inc.................................   6,900     576,150
Fleetwood Enterprises, Inc.................................     900      36,000
Food Lion, Inc., Class A...................................  21,800     231,625
Forest Laboratories, Inc. Class A (b)......................   8,900     318,175
Fort James Corp............................................  14,400     640,800
Gannett Co., Inc...........................................   4,900     348,206
General Instrument Corp. (b)...............................  25,600     696,000
General Semiconductor, Inc. (b)............................   5,825      57,522
Genzyme Corp. (b)..........................................   4,500     115,031
Geon Co....................................................   3,100      71,106
Goodyear Tire & Rubber Co..................................  16,200   1,043,888
Great Lakes Chemical Corp..................................   2,200      86,762
Harnischfeger Industries, Inc..............................   7,800     220,837
Health Care and Retirement Corp. (b).......................   5,050     199,159
Hibernia Corp..............................................   6,200     125,162
IMC Global Inc.............................................   6,000     180,750
Informix Corp. (b).........................................   6,000      47,437
Interpublic Group of Companies, Inc........................   4,650     282,197

Kimberly Clark Corp........................................  21,100 $   967,962
Lafarge Corp...............................................   3,300     129,731
Lear Corp. (b).............................................   4,800     246,300
Lockheed Martin Corp.......................................  18,851   1,995,850
Lyondell Petrochemical Co..................................  15,500     471,781
Manor Care, Inc............................................   5,800     222,937
Martin Marietta Materials, Inc.............................   3,335     150,075
Masco Corp.................................................  13,100     792,550
Medusa Corp................................................     200      12,550
Nabisco Holdings Corp......................................  11,500     414,719
National Service Industries, Inc...........................   2,200     111,925
Nextel Communications, Inc.................................  15,700     390,537
Norfolk Southern Corp......................................  10,800     321,975
Peco Energy Co.............................................  31,300     913,569
Pentair, Inc...............................................   5,900     250,750
Philip Morris Companies, Inc...............................  34,200   1,346,625
Praxair, Inc...............................................  10,400     486,850
Raytheon Co., Class B......................................  15,300     904,612
Regions Financial Corp.....................................   2,900     119,081
Reynolds & Reynolds Co.....................................   4,900      89,119
Schering Plough Corp.......................................  10,800     989,550
Seagate Technology, Inc....................................  10,000     238,125
Sears, Roebuck and Co......................................  11,600     708,325
Southdown, Inc.............................................   2,200     157,025
St. Jude Medical, Inc......................................   5,700     209,831
Timken Co..................................................   2,000      61,625
Tyson Foods, Inc., Class A.................................  22,900     496,644
Ultramar Diamond Shamrock Corp.............................  12,852     405,641
US Bancorp.................................................  14,463     621,909
Vencor, Inc................................................  11,900      86,275
Ventas, Inc................................................  11,900     164,369
Viad Corp..................................................  11,000     305,250
Wells Fargo & Co...........................................   1,400     516,600
Westvaco Corp..............................................   2,650      74,862
Witco Corp.................................................   5,900     172,575
Xerox Corp.................................................  20,000   2,032,500
York International Corp....................................   7,000     304,937
                                                                    -----------
Total U.S. Equities........................................          42,728,064
                                                                    -----------
NON-U.S. EQUITIES -- 46.65%
AUSTRALIA -- 2.68%
Amcor Ltd..................................................  10,300      45,098
Boral Ltd..................................................  30,600      57,420
Brambles Industries Ltd....................................   5,000      98,128
Broken Hill Proprietary Co., Ltd...........................  29,050     245,572
Coca-Cola Amatil Ltd.......................................   6,200      41,468
CSR Ltd....................................................  19,000      54,833
David Jones Ltd............................................  65,200      74,700
Lend Lease Corp. Ltd.......................................   4,697      94,974
Mayne Nickless Ltd.........................................  14,500      76,778
National Australia Bank Ltd................................  21,075     278,002
News Corp. Ltd., Preferred.................................  12,700      89,977
News Corp., Ltd............................................  37,940     309,680
Orica Ltd..................................................   6,400      37,852
Pacific Dunlop Ltd.........................................  31,200      50,431
Qantas Airways Ltd.........................................  31,577      47,520

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------  ------------
Rio Tinto Ltd..............................................   6,863 $    81,605
Santos Ltd.................................................  13,000      40,254
Telstra Corp., Ltd.........................................  59,500     152,552
Westpac Bank Corp., Ltd....................................  33,945     207,068
WMC Ltd....................................................  24,200      72,837
Woolworth's Ltd............................................  12,000      39,016
                                                                    -----------
                                                                      2,195,765
                                                                    -----------
BELGIUM -- 2.35%
Delhaize-Le Lion S.A. (b)..................................   2,110     147,433
Electrabel S.A.............................................   1,180     334,561
Fortis AG..................................................      88           5
Fortis AG Strip (b)........................................   1,588     405,429
Groupe Bruxelles Lambert S.A. (b)..........................     620     125,133
KBC Bancassurance Holding-Strip (b)........................     110           9
Kredietbank NV (b).........................................   2,860     255,947
Petrofina S.A..............................................     620     254,515
Solvay S.A., Class A.......................................   1,720     136,361
Tractebel..................................................   1,380     202,123
Union Miniere S.A. (b).....................................   1,032      63,789
                                                                    -----------
                                                                      1,925,305
                                                                    -----------
CANADA -- 1.63%
Agrium, Inc................................................   3,100      38,681
Alcan Aluminum Ltd.........................................   2,500      68,849
Bank of Montreal...........................................   1,700      93,635
Barrick Gold Corp..........................................   1,500      28,560
Canadian National Railway Co...............................   1,700      90,398
Canadian Pacific Ltd.......................................   5,216     146,840
Extendicare Inc. (b).......................................   4,000      32,368
Hudson's Bay Co............................................   2,300      52,706
Imasco, Ltd................................................   2,800      51,693
Imperial Oil Ltd...........................................   6,000     104,855
Magna International Inc., Class A..........................     700      47,933
Moore Corp., Ltd...........................................   2,700      35,802
Newbridge Networks Corp. (b)...............................     800      19,121
Noranda, Inc...............................................   2,500      43,180
NOVA Corp..................................................   6,900      79,060
Potash Corporation of Saskatchewan, Inc....................     700      52,740
Royal Bank of Canada.......................................   2,000     120,359
Seagram Co., Ltd...........................................   1,100      44,842
Shaw Communications Inc., Class B..........................   3,900      75,847
TransCanada Pipelines Ltd..................................   3,400      75,371
Westcoast Energy, Inc......................................   1,600      35,632
                                                                    -----------
                                                                      1,338,472
                                                                    -----------
DENMARK -- 0.25%
Den Danske Bank Group......................................     800      95,972
Tele Danmark A/S...........................................   1,100     105,569
                                                                    -----------
                                                                        201,541
                                                                    -----------
FINLAND -- 1.26%
Cultor Oyj.................................................     900      14,599
Merita Ltd., Class A.......................................  17,800     117,445

Metsa Serla Oyj, Class B...................................   3,700 $    35,742
Nokia Oyj Class A Preferred................................   8,600     632,480
Outokumpu Oyj, Class A.....................................   2,500      31,896
Sampo Insurance Co., Ltd., Series A........................   1,300      61,606
UPM-Kymmene Corp...........................................   4,000     110,088
Valmet Oyj.................................................   1,400      24,139
                                                                    -----------
                                                                      1,027,995
                                                                    -----------
FRANCE -- 4.42%
Air Liquide................................................     438      72,445
Alcatel Alsthom............................................     816     166,142
AXA-UAP....................................................   1,681     189,064
Banque Nationale de Paris..................................   1,810     147,890
Carrefour SA...............................................     200     126,530
Cie de Saint Gobain........................................     916     169,837
Dexia France (b)...........................................     857     115,382
Elf Aquitaine S.A..........................................   1,392     195,700
Eridania Beghin-Say SA.....................................     340      75,074
France Telecom S.A.........................................   3,510     242,089
Groupe Danone..............................................     510     140,617
Lafarge Corp...............................................     777      80,322
Lagardere S.C.A............................................   2,600     108,240
Michelin, Class B..........................................   1,711      98,766
Paribas....................................................   1,233     131,947
Pechiney S.A., Class A.....................................   1,635      65,849
Peugeot S.A................................................     812     174,595
Pinault-Printemps-Redoute S.A..............................     120     100,430
Rhone-Poulenc, Class A.....................................   3,020     170,331
SEITA......................................................   2,990     135,504
Societe Generale...........................................     773     160,711
Suez Lyonnaise des Eaux S.A. (b)...........................   1,297     213,449
Thomson CSF................................................   2,475      94,153
Total S.A., Class B........................................   1,079     140,274
Usinor Sacilor.............................................   2,520      38,930
Vivendi....................................................   1,208     257,944
Vivendi Warrants "01" (b)..................................   1,771       3,486
                                                                    -----------
                                                                      3,615,701
                                                                    -----------
GERMANY -- 5.30%
Allianz AG.................................................   1,335     440,069
Allianz AG (b).............................................      45      14,709
BASF AG....................................................   2,000      94,737
Bayer AG...................................................   4,890     252,221
Bayerische Motoren Werke (BMW) AG..........................      33      32,817
Bayerische Motoren Werke AG................................     110     110,975
Commerzbank AG.............................................   1,050      40,139
Continental AG.............................................   3,400     105,861
Daimler-Benz AG............................................   2,060     202,006
Deutsche Bank AG...........................................   3,250     275,215
Deutsche Telekom AG........................................  13,560     365,857
Dresdner Bank AG...........................................   4,050     218,319
Hochtief AG................................................   1,160      55,590
Hoechst AG.................................................   1,550      77,371
M.A.N. AG..................................................     260     101,119
Mannesmann AG..............................................   2,100     213,025
Metro AG...................................................   2,718     164,887

--------------------------------------------------------------------------------
34

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------   -----------
Metro AG Right (b).........................................   2,718  $      105
Muenchener Rueckver AG.....................................     680     337,175
Preussag AG................................................     390     139,147
RWE AG.....................................................   2,420     143,457
Schering AG................................................   1,210     142,586
Siemens AG.................................................   4,020     244,541
Thyssen AG.................................................     450     113,934
Veba AG....................................................   2,860     194,892
Volkswagen AG..............................................     269     258,568
                                                                     ----------
                                                                      4,339,322
                                                                     ----------
HONG KONG -- 0.18%
Cheung Kong Holdings Ltd...................................   5,000      24,585
Citic Pacific Ltd..........................................   3,000       5,304
CLP Holdings Ltd...........................................   2,500      11,389
Hang Seng Bank Ltd.........................................   1,800      10,175
Hong Kong & China Gas Co., Ltd.............................  13,200      14,991
Hong Kong and China Gas Warrants "99 " (b).................   1,100          75
Hong Kong Telecommunications Ltd...........................  10,000      18,778
Hutchison Whampoa Ltd......................................   6,000      31,670
Johnson Electric Holdings Ltd..............................   3,000      11,112
South China Morning Post (Holdings) Ltd....................  10,000       4,807
Sun Hung Kai Properties Ltd................................   3,000      12,738
                                                                     ----------
                                                                        145,624
                                                                     ----------
ITALY -- 2.13%
Assicurazioni Generali.....................................   5,700     185,345
Credito Italiano S.p.A.....................................  27,000     141,338
Danieli & Co. Savings (Risp)...............................  16,400      76,116
ENI ADR (c)................................................   1,700     110,500
ENI S.p.A..................................................  44,000     288,374
Fiat S.p.A.-Preferred......................................  42,300     105,301
INA-Istituto Nazionale delle Assicurazioni.................   6,000      17,046
Instituto Mobiliare Italiano S.p.A.........................   6,700     105,539
Istituto Bancario San Paolo di Torino......................   6,000      86,580
La Rinascente S.p.A........................................   8,875      88,373
Montedison S.p.A...........................................  81,560     101,173
Parmalat Finanziaria S.p.A.................................  32,000      65,258
Telecom Italia Mobile S.p.A................................  27,000     165,109
Telecom Italia Mobile S.p.A. RNC...........................  14,000      47,256
Telecom Italia S.p.A.......................................  22,111     162,765
                                                                     ----------
                                                                      1,746,073
                                                                     ----------
JAPAN -- 3.51%
Amada Co., Ltd.............................................   6,000      29,182
Bank of Tokyo-Mitsubishi, Ltd..............................   6,000      63,508
Canon Sales Co., Inc.......................................   2,000      27,179
Canon, Inc.................................................   5,000     113,485
Citizen Watch Co., Ltd.....................................   6,000      49,501
Dai Nippon Printing Co., Ltd...............................   6,000      95,760
Daiichi Pharmaceutical Co., Ltd............................   5,000      65,929
Daikin Industries Ltd......................................   6,000      38,650
Daiwa House Industry Co., Ltd..............................   3,000      26,480

Denso Corp.................................................   5,000  $   82,862
Fanuc......................................................   2,400      83,006
Fuji Photo FIlm............................................   1,000      34,802
Fujitsu....................................................   4,000      42,079
Hitachi Ltd................................................  12,000      78,251
Honda Motor Co.............................................   3,000     106,784
Hoya Corp..................................................   1,000      28,317
Inax.......................................................   4,000      13,748
Ito Yokado Co., Ltd........................................   2,000      94,102
Kaneka Corp................................................   6,000      31,560
Keio Teito Electric Railway................................   7,000      25,471
Kinki Nippon Railway.......................................   7,000      32,785
Kirin Brewery Co., Ltd.....................................   7,000      66,073
Kokuyo.....................................................   2,000      33,865
Kuraray Co., Ltd...........................................   7,000      59,466
Kyocera Corp...............................................   1,200      58,623
Marui Co., Ltd.............................................   3,000      44,745
Matsushita Electric Industrial Co..........................   7,000     112,476
NGK Insulators.............................................  10,000      86,825
Nintendo Co., Ltd..........................................     800      74,071
Nippon Meat Packers, Inc...................................   4,000      48,968
Nippon Steel Co............................................   5,000       8,791
Okumura Corp...............................................   6,000      21,054
Omron Corp.................................................   2,000      30,551
Osaka Gas Co...............................................  12,000      30,781
Sankyo Co., Ltd............................................   4,000      91,076
Secom Co., Ltd.............................................   1,000      57,715
Sega Enterprises Ltd.......................................   1,000      17,257
Seino Transportation.......................................   4,000      22,193
Sekisui House Ltd..........................................   6,000      46,475
Shin-Etsu Chemical Co., Ltd................................   2,000      34,586
Sony Corp..................................................   1,000      86,104
Sumitomo Chemical Co.......................................   7,000      21,587
Sumitomo Electric Industries...............................   5,000      50,546
Takeda Chemical Industries.................................   4,000     106,352
TDK Corp...................................................   1,000      73,855
Tokio Marine & Fire Insurance Co...........................   6,000      61,649
Tokyo Electric Power.......................................   1,300      25,478
Tonen Corp.................................................   4,000      20,723
Toray Industries, Inc......................................  16,000      83,006
Toshiba Corp...............................................  14,000      57,196
Toyo Suisan Kaisha.........................................   3,000      18,287
Toyota Motor Corp..........................................   4,000     103,469
Yamato Transport Co., Ltd..................................   3,000      33,613
Yamazaki Baking Co., Ltd...................................   3,000      26,588
                                                                     ----------
                                                                      2,877,485
                                                                     ----------
MALAYSIA -- 0.22%
Berjaya Sports Toto Bhd....................................   8,000      11,863
Kuala Lumpur Kepong Bhd....................................  14,000      22,616
Malayan Banking Bhd Bonus Issue............................   4,600       4,586
Malayan Banking Bhd........................................   4,600       4,636
Malaysia International Shipping Bhd (Frgn.)................   5,000       7,294
Nestle (Malaysia) Bhd......................................   3,000      13,599
Petronas Gas Bhd...........................................   8,000      14,852
Public Bank Bhd (Frgn.)....................................   7,999       2,411

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------   -----------
Resorts World Bhd..........................................  10,000  $   10,995
Rothmans of Pall Mall Bhd..................................   4,000      27,728
Sime Darby Bhd.............................................   3,000       2,069
Tanjong PLC................................................   5,000       6,932
Telekom Malaysia Bhd.......................................  10,500      17,722
Tenaga Nasional Bhd........................................  11,000      13,261
UMW Holdings Bhd...........................................   6,000       2,691
YTL Corp. Bhd..............................................  15,000      11,284
YTL Power International Bhd (b)............................   7,800       4,250
                                                                     ----------
                                                                        178,789
                                                                     ----------
NETHERLANDS -- 2.55%
ABN AMRO Holdings NV.......................................   7,201     168,502
Akzo Nobel NV..............................................     200      44,460
Elsevier NV................................................   7,300     110,171
Heineken NV................................................   3,593     141,127
Koninklijke Hoogovens NV...................................     813      35,171
ING Groep NV...............................................   4,102     268,600
KLM Royal Dutch Air Lines NV...............................   1,118      45,397
Koninklijke KPN NV.........................................   3,583     137,916
Philips Electronics NV.....................................   2,237     188,048
PolyGram NV................................................   1,500      76,541
Royal Dutch Petroleum Co...................................   9,575     530,951
TNT Post Group NV..........................................   3,583      91,592
Unilever NV................................................   3,100     245,964
                                                                     ----------
                                                                      2,084,440
                                                                     ----------
NEW ZEALAND -- 1.73%
Brierley Investments Ltd................................... 379,200     188,969
Carter Holt Harvey Ltd..................................... 131,500     114,680
Fletcher Challenge Building................................  43,450      54,132
Fletcher Challenge Energy..................................  47,850     114,259
Fletcher Challenge Forests Ltd.............................  63,695      35,709
Fletcher Challenge Paper...................................  86,200      95,757
Lion Nathan Ltd............................................  33,400      74,206
Telecom Corp. of New Zealand Ltd........................... 179,500     739,837
                                                                     ----------
                                                                      1,417,549
                                                                     ----------
NORWAY -- 0.14%
Norsk Hydro ASA............................................   2,200      96,762
Norske Skogindustrier ASA Class A..........................     600      18,531
                                                                     ----------
                                                                        115,293
                                                                     ----------
SINGAPORE -- 0.64%
City Developments Ltd......................................   7,000      19,556
Creative Technology Ltd....................................   1,000      12,134
DBS Land Ltd...............................................  14,000      11,601
Development Bank of Singapore Ltd..........................   4,700      26,011
Elec & Eltek International Co., Ltd........................   2,200       7,436
Fraser & Neave Ltd.........................................   3,000       8,062
Keppel Corp., Ltd..........................................  11,750      17,665
Keppel Land Ltd............................................   9,000       8,257
Oversea-Chinese Banking Corp., Ltd.........................  10,600      36,076
Rothmans Industries Ltd....................................   4,000      17,757

Singapore Airlines Ltd. (Frgn.)............................  13,000  $   60,787
Singapore Press Holdings Ltd. (Frgn.)......................   9,828      65,733
Singapore Technologies Engineering Ltd.....................  23,000      16,200
Singapore Telecommunications Ltd...........................  94,000     133,531
United Overseas Bank Ltd. (Frgn.)..........................  24,000      74,578
Venture Manufacturing (Singapore) Ltd......................   3,000       5,682
                                                                     ----------
                                                                        521,066
                                                                     ----------
SWEDEN -- 1.76%
ABB AB, A Shares...........................................   6,310      89,409
Astra AB, A Shares.........................................   9,030     184,565
Electrolux AB Series B.....................................   3,600      61,844
Investor AB-B Shares.......................................   2,600     151,764
Nordbanken Holding AB......................................  20,840     152,872
Skandia Forsakrings AB.....................................   6,000      85,769
Skanska AB, B Shares.......................................   1,870      83,946
Svenska Handelsbanken, A Shares............................   2,060      95,575
Swedish Match AB...........................................  26,610      88,423
Telefonaktiebloaget LM Ericsson, B Shares..................  10,600     309,697
Volvo AB, B Shares.........................................   4,530     134,908
                                                                     ----------
                                                                      1,438,772
                                                                     ----------
SWITZERLAND -- 3.69%
ABB AG (Bearer)............................................      96     141,772
CS Holdings AG (Reg.)......................................   1,866     415,200
Holderbank Financiere Glarus, B Shares.....................      91     115,790
Julius Baer Holding AG.....................................      41     128,260
Nestle S.A. (Reg.).........................................     204     436,566
Novartis AG (Reg.).........................................     436     725,517
Roche Holding AG (Gen.)....................................      51     500,821
Sairgroup..................................................     270      88,825
Saurer AG..................................................      91      92,992
Sulzer AG..................................................      96      75,759
Swiss Reinsurance Co. (Reg.)...............................     120     303,481
                                                                     ----------
                                                                      3,024,983
                                                                     ----------
UNITED KINGDOM -- 12.21%
Abbey National PLC.........................................   9,750     173,253
B.A.T. Industries PLC......................................  46,750     468,015
Barclays PLC...............................................  12,000     345,981
Bass PLC...................................................   5,446     102,043
Billiton PLC...............................................  52,000     105,416
BOC Group PLC..............................................   6,000      81,740
Booker PLC.................................................  27,870     113,928
British Petroleum Co. PLC..................................  35,671     520,180
British Sky Broadcasting PLC...............................  15,500     111,335
British Steel PLC.......................................... 100,750     221,474
British Telecommunications PLC.............................  38,520     475,603
BTR PLC (b)................................................  14,875      42,192
Cable & Wireless PLC.......................................   8,500     103,247
Cadbury Schweppes PLC......................................  13,000     201,180
Charter PLC................................................  17,422     181,824
Coats Viyella PLC..........................................  97,250     119,262
Diageo PLC.................................................  16,630     197,005
FKI PLC....................................................  54,405     157,040

--------------------------------------------------------------------------------
36

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES     VALUE
                                                           -------- ------------
General Electric Co. PLC...................................  30,820 $   265,601
Glaxo Wellcome PLC.........................................  21,120     633,945
Greenalls Group PLC........................................  17,000     147,212
Hanson PLC.................................................  19,750     120,031
Hillsdown Holdings PLC.....................................  46,000     125,104
House of Fraser PLC........................................  50,250     145,885
HSBC Holdings PLC..........................................  12,201     309,636
Inchcape PLC...............................................  25,000      78,837
Legal & General Group PLC..................................   4,250      87,562
Lloyds TSB Group PLC.......................................  33,220     464,761
Marks & Spencer PLC........................................  46,120     419,769
Mirror Group PLC...........................................  44,000     165,182
National Westminster Bank PLC..............................   7,350     131,342
Peninsular & Oriental Steam Navigation Co..................  17,475     251,626
Prudential Corp. PLC.......................................   6,000      79,037
Reckitt & Colman PLC.......................................   4,635      88,471
Reed International PLC.....................................  20,000     180,866
Reuters Group PLC..........................................   3,400      37,284
Rio Tinto PLC..............................................  13,020     146,636
RJB Mining PLC.............................................  27,500      56,437
Royal & Sun Alliance Insurance Group PLC...................  13,779     142,425
Scottish Hydro-Electric PLC................................  14,650     130,040
Sears PLC..................................................  68,250      59,785
Sedgwick Group PLC.........................................  43,000      93,269
SmithKline Beecham PLC.....................................  35,850     437,553
Smurfit (Jefferson) Group PLC..............................  51,196     152,903
Tate & Lyle PLC............................................  24,000     190,309
Tesco PLC..................................................  17,750     173,253
Thames Water PLC...........................................  12,500     227,542
Unilever PLC...............................................  26,000     276,771
United News & Media PLC....................................   9,000     125,838
Vodafone Group PLC.........................................  15,825     200,803
Williams PLC...............................................  16,750     107,598
Willis Corroon Group PLC...................................  10,000      25,361
                                                                    -----------
                                                                      9,999,392
                                                                    -----------
Total Non-U.S. Equities....................................          38,193,567
                                                                    -----------
Total Equities (Cost $65,038,146)..........................          80,921,631
                                                                    -----------

                                                             FACE
                                                            AMOUNT     VALUE
                                                           -------- ------------
Short-Term Investments -- 0.97%
U.S. GOVERNMENT OBLIGATIONS -- 0.72%
U.S. Treasury Bills 5.125%, due 11/27/98...................$600,000 $   587,534
                                                                    -----------
COMMERCIAL PAPER -- 0.25%
NGC Corp.
 6.640%, due 07/01/98...................................... 209,000     209,000
                                                                    -----------
Total Short-Term Investments
 (Cost $796,358)...........................................             796,534
                                                                    -----------
Total Investments
 (Cost $65,834,504) -- 99.81% (a)..........................          81,718,165
                                                                    -----------
Cash and other assets, less
 liabilities -- 0.19%......................................             153,843
                                                                    -----------
Net Assets -- 100%.........................................         $81,872,008
                                                                    ===========

See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $65,834,504; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $19,727,697
      Gross unrealized depreciation................................  (3,844,036)
                                                                    -----------
          Net unrealized appreciation.............................. $15,883,661
                                                                    ===========

(b) Non-income producing security.
(c) Denominated in U.S. dollars.
RNC: Non-Convertible Savings Shares

FORWARD FOREIGN CURRENCY CONTRACTS
The Global Equity Fund had the following open forward foreign currency contracts as of June 30, 1998:

                                 SETTLEMENT    LOCAL     CURRENT   UNREALIZED
                                    DATE     CURRENCY     VALUE    GAIN/(LOSS)
                                 ---------- ----------- ---------- -----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Belgian Franc...................  12/03/98   44,000,000 $1,192,967  $ 14,166
British Pound...................  12/03/98    3,300,000  5,456,800   (94,960)
Danish Krone....................  12/03/98    3,000,000    439,340    (2,125)
Finnish Markka..................  12/03/98    2,800,000    514,632     6,201
Hong Kong Dollar................  12/03/98    2,000,000    253,156       (87)
Forward Foreign Currency Sale
 Contracts
Australian Dollar...............  12/03/98    3,800,000  2,358,286     6,846
British Pound...................  12/03/98      400,000    661,430    13,910
Canadian Dollar.................  12/03/98    1,150,000    784,052    (8,970)
Danish Krone....................  12/03/98    3,000,000    439,340    (5,797)
Hong Kong Dollar................  12/03/98    1,000,000    126,578     1,483
Japanese Yen....................  12/03/98  205,000,000  1,511,998     3,702
Spanish Peseta..................  12/03/98  222,000,000  1,459,422   (18,164)
                                                                    --------
    Total.......................                                    $(83,795)
                                                                    ========

FUTURES CONTRACTS
The Global Equity Fund had the following open index futures contracts as of June 30, 1998:

                              SETTLEMENT                  CURRENT    UNREALIZED
                                 DATE        PROCEEDS      VALUE        LOSS
                            -------------- ------------ ------------ ----------
INDEX FUTURES SALE CON-
 TRACTS
Standard & Poor's 500, 52
 contracts................. September 1998 $ 14,283,386 $ 14,859,000 $ 575,614
                                                                     =========

The segregated cash and aggregate market value of investments pledged to cover margin requirements for the open positions at June 30, 1998 were $10,000 and $587,534, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
38

                    GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $65,834,504)......................... $81,718,165
 Cash.............................................................      15,710
 Foreign currency, at value (Cost $321,710).......................     322,019
 Receivables:
  Investment securities sold......................................     694,723
  Dividends.......................................................     218,500
  Fund shares sold................................................      29,324
  Variation margin................................................     110,500
 Other assets.....................................................       2,603
                                                                   -----------
    TOTAL ASSETS..................................................  83,111,544
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................     836,123
  Fund shares redeemed............................................     182,327
  Investment advisory fees........................................      54,145
  Accrued expenses................................................      83,146
 Net unrealized depreciation on forward foreign currency con-
 tracts...........................................................      83,795
                                                                   -----------
    TOTAL LIABILITIES.............................................   1,239,536
                                                                   -----------
NET ASSETS........................................................ $81,872,008
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $66,347,204
 Accumulated undistributed net investment income..................     377,184
 Accumulated net realized loss....................................     (78,467)
 Net unrealized appreciation......................................  15,226,087
                                                                   -----------
    NET ASSETS.................................................... $81,872,008
                                                                   ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $22,724,003 and 1,811,660 shares issued
   and outstanding)............................................... $     12.54
                                                                   ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,090 and 87 shares issued and outstanding)................... $     12.53
                                                                   ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $59,146,915 and 4,727,806 shares issued
   and outstanding)............................................... $     12.51
                                                                   ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends (net of $147,165 for foreign taxes withheld)........... $ 1,778,109
 Interest.........................................................     298,325
                                                                   -----------
    TOTAL INCOME..................................................   2,076,434
                                                                   -----------
EXPENSES:
 Advisory.........................................................     719,439
 Distribution.....................................................     500,537
 Custodian........................................................      15,731
 Other............................................................     185,256
                                                                   -----------
    TOTAL EXPENSES................................................   1,420,963
    Expenses waived by Advisor....................................     (21,898)
                                                                   -----------
    NET EXPENSES..................................................   1,399,065
                                                                   -----------
    NET INVESTMENT INCOME ........................................     677,369
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................   9,912,136
  Futures contracts...............................................  (2,561,807)
  Foreign currency transactions...................................    (446,626)
                                                                   -----------
    Net realized gain.............................................   6,903,703
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency................................    (927,168)
  Futures contracts...............................................    (272,124)
  Forward contracts...............................................     (82,521)
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................      (1,175)
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........  (1,282,988)
                                                                   -----------
Net realized and unrealized gain..................................   5,620,715
                                                                   -----------
Net increase in net assets resulting from operations.............. $ 6,298,084
                                                                   ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
40

                    GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR
                                                        YEAR         ENDED
                                                        ENDED       JUNE 30,
                                                    JUNE 30, 1998     1997
                                                    ------------- ------------
OPERATIONS:
 Net investment income.............................  $   677,369  $    960,262
 Net realized gain.................................    6,903,703     5,232,778
 Change in net unrealized appreciation or
  depreciation.....................................   (1,282,988)   10,619,517
                                                     -----------  ------------
 Net increase in net assets resulting from opera-
  tions............................................    6,298,084    16,812,557
                                                     -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
 Brinson Class I...................................     (242,673)     (425,929)
 Brinson Class N...................................          (11)          --
 SwissKey Class....................................     (397,017)     (253,945)
Distributions from net realized gain:
 Brinson Class I...................................   (1,266,777)   (3,076,886)
 Brinson Class N...................................          (82)          --
 SwissKey Class....................................   (5,307,194)   (3,396,000)
                                                     -----------  ------------
 Total distributions to shareholders...............   (7,213,754)   (7,152,760)
                                                     -----------  ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................   40,216,740    42,520,630
 Shares issued on reinvestment of distributions....    6,378,677     6,711,937
 Shares redeemed...................................  (73,542,587)   (9,295,598)
                                                     -----------  ------------
 Net increase (decrease) in net assets resulting
  from capital share transactions..................  (26,947,170)   39,936,969
                                                     -----------  ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS........  (27,862,840)   49,596,766
                                                     -----------  ------------
NET ASSETS:
 Beginning of year.................................  109,734,848    60,138,082
                                                     -----------  ------------
 End of year (including accumulated undistributed
  net investment income of $377,184 and $336,561,
  respectively)....................................  $81,872,008  $109,734,848
                                                     ===========  ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                YEAR ENDED JUNE 30,           JANUARY 28, 1994*
                          ----------------------------------       THROUGH
BRINSON CLASS I            1998     1997     1996     1995      JUNE 30, 1994
-------------------------------------------------------------------------------
Net asset value, begin-
 ning of period.......... $ 12.76  $ 11.57  $  9.93  $  9.49       $ 10.00
                          -------  -------  -------  -------       -------
 Income from investment
  operations:
  Net investment income..    0.22     0.16     0.18     0.18          0.07
  Net realized and
   unrealized gain
   (loss)................    0.78     2.14     2.29     0.39         (0.54)
                          -------  -------  -------  -------       -------
    Total income (loss)
     from investment
     operations..........    1.00     2.30     2.47     0.57         (0.47)
                          -------  -------  -------  -------       -------
Less distributions:
  Distributions from net
   investment income.....   (0.17)   (0.12)   (0.14)   (0.04)        (0.04)
  Distributions from and
   in excess of net
   realized gain.........   (1.05)   (0.99)   (0.69)   (0.09)          --
                          -------  -------  -------  -------       -------
    Total distributions..   (1.22)   (1.11)   (0.83)   (0.13)        (0.04)
                          -------  -------  -------  -------       -------
Net asset value, end of
 period.................. $ 12.54  $ 12.76  $ 11.57  $  9.93       $  9.49
                          =======  =======  =======  =======       =======
Total return (non-
 annualized).............    8.99%   21.26%   25.66%    6.06%        (4.70)%
Ratios/Supplemental data
 Net assets, end of pe-
  riod (in 000s)......... $22,724  $48,054  $27,126  $20,706       $20,642
 Ratio of expenses to
  average net assets:
  Before expense
   reimbursement.........    1.02%    1.25%    1.77%    2.06%         2.65%**
  After expense
   reimbursement.........    1.00%    1.00%    1.00%    1.00%         1.00%**
 Ratio of net investment
  income to average net
  assets:
  Before expense
   reimbursement.........    1.29%    1.35%    0.57%    0.71%         0.24%**
  After expense
   reimbursement.........    1.31%    1.60%    1.34%    1.77%         1.89%**
 Portfolio turnover rate.      46%      32%      74%      36%           21%
 Average commission rate
  paid per share......... $0.0254  $0.0246  $0.0288      N/A           N/A

*  Commencement of investment operations
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

                    GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                      YEAR ENDED
                                                                       JUNE 30,
BRINSON CLASS N                                                         1998*
--------------------------------------------------------------------------------
Net asset value, beginning of year...................................  $ 12.76
                                                                       -------
 Income from investment operations:
  Net investment income..............................................     0.13
  Net realized and unrealized gain...................................     0.82
                                                                       -------
    Total income from investment operations..........................     0.95
                                                                       -------
 Less distributions:
  Distributions from net investment income...........................    (0.13)
  Distributions from net realized gain...............................    (1.05)
                                                                       -------
    Total distributions..............................................    (1.18)
                                                                       -------
Net asset value, end of year.........................................  $ 12.53
                                                                       =======
Total return.........................................................     8.60%
Ratios/Supplemental data
 Net assets, end of year (in 000s)...................................  $     1
 Ratio of expenses to average net assets:
  Before expense reimbursement.......................................     1.27%
  After expense reimbursement........................................     1.25%
 Ratio of net investment income to average net assets:
  Before expense reimbursement.......................................     1.04%
  After expense reimbursement........................................     1.06%
 Portfolio turnover rate.............................................       46%
 Average commission rate paid per share..............................  $0.0254

* Commencement of Brinson Class N was June 30, 1997.


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR      JULY 31, 1995*
                                         ENDED         ENDED        THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 12.73       $ 11.57       $ 10.35
                                        -------       -------       -------
 Income from investment operations:
  Net investment income (loss)......       0.07          0.08         (0.01)
  Net realized and unrealized gain..       0.83          2.13          1.93
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       0.90          2.21          1.92
                                        -------       -------       -------
 Less distributions:
  Distributions from net investment
   income...........................      (0.07)        (0.06)        (0.01)
  Distributions from net realized
   gain.............................      (1.05)        (0.99)        (0.69)
                                        -------       -------       -------
    Total distributions.............      (1.12)        (1.05)        (0.70)
                                        -------       -------       -------
Net asset value, end of period......    $ 12.51       $ 12.73       $ 11.57
                                        =======       =======       =======
Total return (non-annualized).......       8.15%        20.34%        19.25%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $59,147       $61,680       $33,012
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.78%         2.00%         2.53%**
  After expense reimbursement.......       1.76%         1.75%         1.76%**
 Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement......       0.53%         0.60%        (0.19)%**
  After expense reimbursement.......       0.55%         0.85%         0.58%**
 Portfolio turnover rate............         46%           32%           74%
 Average commission rate paid per
  share.............................    $0.0254       $0.0246       $0.0288

*  Commencement of SwissKey Class
** Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44

Global Bond Fund

[ART]

The Global Bond Fund is actively managed, providing a fully integrated treatment of the U.S. and other major fixed income markets across the world. This global approach takes full advantage of relationships both within and across markets, based on consistent analysis of macroeconomic and market conditions. Market and currency strategies are developed on a global asset allocation framework, in conjunction with senior fixed income professionals in our offices worldwide.

The Brinson Global Bond Fund Class I has provided an annualized return of 6.49% since its inception on July 31, 1993. Over the same time period, the return of the fund's benchmark was 6.38%. This performance was achieved with volatility of 4.08%, below the 5.15% volatility of the benchmark.

During the first half of 1998, the Fund returned 1.68% compared to the index return of 2.78% on an unhedged basis. On a dollar-hedged basis, the index returned 5.03%, with individual market returns ranging from 7.89% in Sweden down to 4.16% in Switzerland and 4.20% in U.S. Treasuries. Yields continued to decline, in many markets to record low levels, in a low inflation environment. The Asian crisis contributed to lower inflation but also supported government bonds by encouraging a "flight to quality".

Market allocation made a minor positive contribution to the Fund's performance relative to the benchmark in the first six months of the year. The Fund benefited from being overweight in Denmark, while the overweight in U.S. bonds detracted slightly from relative performance.

Currency allocation made virtually no net contribution to relative performance for the period. The Fund suffered from being underweight in the U.K. pound, but benefited from the offsetting overweight in the U.S. dollar. Similarly the "paired" overweight of the Australian dollar and underweight of the Japanese yen netted to a wash. While the yen was relatively weak, so too was the Australian dollar, which suffered (as did the Canadian dollar) from weakening commodity prices in the wake of the Asian crisis.

Bond management was the largest detractor from relative performance. Although the Fund benefited from being overweight in Canadian Real Return bonds, overall short duration strategies hurt performance. This was particularly true in Japan, where the worsening economic situation drove down the compound yield on ten year JGBs to just 1.45% in early June. At present, the average duration of holdings is equal to the market index average in Denmark and the U.S., 0.95 times average in Australia, and 0.9 times average in the other countries in the Fund.

Global Bond Fund


[ART]

Total Return

                                         6 months   1 year    3 years   7/31/93*
                                          ended      ended     ended      to
                                          6/30/98   6/30/98   6/30/98   6/30/98
--------------------------------------------------------------------------------
Brinson Global Bond Fund Class I           1.68%     2.69%     7.23%     6.49%
--------------------------------------------------------------------------------
Salomon World Government Bond Index        2.78      4.32      2.84      6.38
--------------------------------------------------------------------------------

*Performance inception date of the Brinson Global Bond Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Bond Fund Class I and the Salomon World Government Bond Index if you had invested $1,000,000 on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson Global Bond Fund Class I
vs. Salomon World Government Bond Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

              Brinson Global       Salomon World
Date        Bond Fund Class I     Gov't Bond Index
----        -----------------     ---------------
07/31/93        1000000              1000000
12/31/93        1038591              1041929
06/30/94         992146              1048832
12/31/94        1002296              1066185
06/30/95        1104638              1245919
12/31/95        1206119              1269184
06/30/96        1231653              1250502
12/31/96        1318299              1315287
06/30/97        1326556              1299088
12/31/97        1339835              1318469
06/30/98        1362306              1355150

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Bond Fund


[ART]

Total Return

                                                            6 months   6/30/97*
                                                             ended       to
                                                             6/30/98   6/30/98
-------------------------------------------------------------------------------
Brinson Global Bond Fund Class N                              1.54%     2.37%
-------------------------------------------------------------------------------
Salomon World Government Bond Index                           2.78      4.32
-------------------------------------------------------------------------------

*Inception date of the Brinson Global Bond Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Bond Fund Class N and the Salomon World Government Bond Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson Global Bond Fund Class N
vs. Salomon World Government Bond Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

             Brinson Global       Salomon World
Date       Bond Fund Class N    Gov't Bond Index
----       -----------------    ---------------
06/30/97      $1,000,000          $1,000,000
09/30/97       1,011,411           1,012,726
12/31/97       1,008,216           1,014,920
03/31/98       1,011,454           1,022,838
06/30/98       1,023,719           1,043,156

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Bond Fund


[ART]

Asset Allocation

As of June 30, 1998

                                        Current
                             Benchmark  Strategy
------------------------------------------------
U.S.                           33.4%      39.4%
Australia                       0.8        4.0
Austria                         0.9        0.0
Belgium                         2.4        0.0
Canada                          3.3        6.1
Denmark                         1.6        6.3
Finland                         0.6        0.0
France                          7.4        7.6
Germany                         9.2       13.3
Ireland                         0.4        0.0
Italy                           7.2        3.6
Japan                          18.3        0.0
Netherlands                     3.0        5.3
Spain                           3.0        3.9
Sweden                          1.5        1.5
Switzerland                     0.5        0.0
U.K.                            6.5        9.0
------------------------------------------------
                              100.0%     100.0%

Currency Allocation

As of June 30, 1998

                                        Current
                             Benchmark  Strategy
------------------------------------------------
U.S.                           33.4%      36.9%
Australia                       0.8        4.7
Austria                         0.9        0.9
Belgium                         2.4        2.4
Canada                          3.3        3.3
Denmark                         1.6        1.6
Finland                         0.6        0.6
France                          7.4        7.4
Germany                         9.2        9.2
Ireland                         0.4        0.4
Italy                           7.2        7.2
Japan                          18.3       14.3
Netherlands                     3.0        3.0
Spain                           3.0        3.0
Sweden                          1.5        1.5
Switzerland                     0.5        0.5
U.K.                            6.5        3.1
------------------------------------------------
                              100.0%     100.0%

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
------------------------------------------------
U.S. BONDS
Corporate Bonds
 Aerospace &Military.....................  0.14%
 Asset-Backed............................  2.28
 Banking.................................  0.21
 CMO.....................................  5.02
 Consumer................................  1.23
 Financial Services......................  1.56
 Food and Housing Products...............  0.52
 Industrial Components...................  1.16
 Services/Miscellaneous..................  0.32
 Telecommunications......................  0.92
 Transportation..........................  0.77
                                         ------
                                          14.13
                                         ------

 International Dollar Bonds..............  2.33
 U.S. Government Agencies................  9.38
 U.S. Government Obligations............   8.61
                                         ------
    Total U.S. Bonds....................  34.45
                                         ------

NON-U.S. BONDS
Foreign Financial Bonds.................  14.04
Foreign Government Bonds................  44.34
                                         ------
    Total Non-U.S. Bonds................  58.38
                                         ------

SHORT-TERM INVESTMENTS..................  13.44
                                         ------
    TOTAL INVESTMENTS................... 106.27

LIABILITIES, LESS CASH AND
 OTHER ASSETS...........................  (6.27)
                                         ------
    NET ASSETS.......................... 100.00%
                                         ======

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
Bonds -- 92.83%
U.S. BONDS -- 34.45%
U.S. CORPORATE BONDS -- 14.13%
Archer Daniels, 6.950%, due 12/15/2097.................. $  500,000 $   533,778
Bear Stearns Mortgage Securities, Inc., 96-7, Class A4,
 6.000%, due 01/28/09...................................    200,000     197,182
Capital One Bank, 6.830%, due 05/17/99..................    200,000     201,125
Chase Manhattan Auto Owner Trust, 96-C, Class A4,
 6.150%, due 03/15/02...................................    125,000     125,921
Continental Airlines, Inc.,
 6.900%, due 01/02/18...................................    710,000     738,528
Countrywide Capital, Inc.,
 8.000%, due 12/15/26...................................    250,000     264,901
DLJ Mortgage Acceptance Corp., 98-3, Class A, 6.500%,
 due 08/19/28...........................................    620,000     612,250
Donaldson Lufkin & Jenrette FRN, 6.700%, due 06/30/00...    375,000     380,412
First Bank Corporate Card Master Trust, 97-1, Class A,
 6.400%, due 02/15/03...................................    240,000     244,322
First Union-Lehman Brothers Commercial Mortgage, 97-C2,
 Class A2, 6.600%, due 05/18/07.........................    240,000     244,920
Ford Credit Grantor Trust,
 95-B, Class A, 5.900%, due 10/15/00....................     25,233      25,253
GE Capital Mortgage Services, Inc., 93-7F, Class FA3,
 6.500%, due 09/25/08...................................    383,524     384,444
Kroger Co., 6.000%, due 07/01/00........................    500,000     498,888
Lockheed Martin Corp.,
 7.700%, due 06/15/08...................................    125,000     137,577
Merrill Lynch & Co., Series B,
 5.930%, due 03/23/01...................................    550,000     549,690
Metlife Capital Equipment Loan Trust,
 97-A, Class A, 6.850%, due 05/20/08....................    225,000     232,973
News America Holdings,
 7.750%, due 12/01/45...................................    775,000     831,715
PNC Mortgage Securities Corp.,
 94-3, Class A8, 7.500%, due 07/25/24...................    190,000     197,362
Premier Auto Trust,
 96-3, Class A4, 6.750%, due 11/06/00...................    475,000     479,888
Prudential Home Mortgage Securities
 93-43, Class A9, 6.750%, due 10/25/23..................    215,869     216,776
 96-7, Class A4, 6.750%, due 06/25/11...................    150,000     151,989
Residential Asset Securitization Trust
 97-A7, Class A1, 7.500%, due 09/25/27..................    245,263     247,950
 97-A10, Class A5, 7.250%, due 12/25/27.................    335,000     342,149
 97-A11, Class A6, 7.000%, due 01/25/28.................    430,000     435,688
 97-A11, Class A2, 7.000%, due 01/25/28.................    260,000     261,664
 98-A1, Class A1, 7.000%, due 03/25/28..................    252,863     254,492
Salomon, Inc. 6.500%, due 03/01/00......................    300,000     302,337
SASCO LLC,
 98-RF1, Class A, 8.712%, due 03/15/27..................    289,264     310,236
Structured Mortgage Asset Residential Trust, 93-5C,
 Class CI, 7.150%, due 03/25/23.........................    925,000     943,881

The Money Store,
 94-A, Class A3, 5.525%, due 09/15/18.................... $   58,553 $   58,049
Time Warner, Inc., 7.570%, due 02/01/24..................    315,000    341,044
U.S. West Capital Funding Inc.,
 6.875%, due 07/15/28....................................    375,000    376,801
USA Waste Services, 7.000%, due 10/01/04.................    300,000    309,331
UCFC Home Equity Loan FRN,
 97-C, Class A8, 5.888%, due 09/15/27....................    153,606    153,778
USX Corp., 8.125%, due 07/15/23..........................    500,000    571,971
Vanderbilt Mortgage Finance,
 98-B, Class 1A2, 6.120%, due 05/07/09...................    600,000    602,238
World Omni Automobile Lease Securitization Trust, 97-A,
 Class A3, 6.850%, due 06/25/03..........................    254,868    257,129
Worldcom Inc., Series *, 8.875%, due 01/15/06............    465,000    503,363
                                                                     ----------
                                                                     13,521,995
                                                                     ----------
INTERNATIONAL DOLLAR BONDS -- 2.33%
Banco Santiago S.A., 7.000%, due 07/18/07................    400,000    401,576
Banque Centrale de Tunisie,
 8.250%, due 09/19/27....................................    400,000    376,539
DR Investments, 144A,
 7.450%, due 05/15/07....................................    455,000    485,688
Pan Pacific Industry PLC,
 144A, 0.000%, due 04/28/07..............................    715,000    250,250
Province of Quebec, 7.500%, due 07/15/23.................    235,000    261,257
Republic of South Africa,
 9.625%, due 12/15/99....................................    125,000    130,000
Royal Bank of Scotland,
 7.375%, Resettable Perpetual Preferred..................    300,000    319,467
                                                                     ----------
                                                                      2,224,777
                                                                     ----------
U.S. GOVERNMENT AGENCIES -- 9.38%
Federal Home Loan Mortgage Corp.
 7.000%, due 10/15/13....................................     68,215     70,323
 7.500%, due 01/15/23....................................     82,460     88,349
 7.238%, due 05/01/26....................................     38,619     39,962
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 05/01/23....................................     77,152     79,707
 9.000%, due 03/01/24....................................    216,460    231,833
Federal National Mortgage Assoc.
 6.220%, due 03/13/06....................................    150,000    154,781
 6.820%, due 10/01/07....................................    480,108    503,970
 6.361%, due 06/01/08....................................    390,000    399,243
 8.000%, due 03/01/11....................................    124,028    127,942
 6.000%, due 12/01/12 TBA................................    300,000    296,624
 9.000%, due 08/01/21....................................     21,590     23,111
 8.500%, due 07/01/22....................................     15,054     15,916
 8.000%, due 11/01/23....................................    224,266     44,341
 7.000%, due 12/18/24....................................    700,000    706,124
 9.000%, due 04/25/25....................................     17,462     18,321
 7.500%, due 05/18/25....................................    250,000    257,380
 7.890%, due 04/01/26....................................    267,300    276,762
 6.500%, due 12/01/27 TBA................................  3,400,000  3,385,101
 3.500%, due 05/01/28....................................    328,389    282,046
Federal National Mortgage Assoc. Strips 0.000%, due
 04/01/27 principal only.................................    218,262    184,674
Government National Mortgage Assoc.
 7.500%, due 08/15/23....................................     95,868     98,475
 7.500%, due 12/15/23....................................    141,583    145,432
 7.500%, due 01/15/24....................................     98,868    101,556

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
 7.375%, due 06/20/24................................... $  129,621 $   132,848
 7.000%, due 08/15/24...................................    470,983     479,677
 7.000%, due 07/15/25...................................     65,462      66,565
Jordan Aid, 8.750%, due 09/01/19........................    193,941     243,842
Tennessee Valley Authority
 6.375%, due 06/15/05...................................    500,000     519,105
                                                                    -----------
                                                                      8,974,010
                                                                    -----------
U.S. GOVERNEMENT OBLIGATIONS -- 8.61%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00...................................  4,550,000   4,548,580
 6.625%, due 07/31/01...................................  1,765,000   1,817,950
 6.250%, due 08/31/02...................................    240,000     246,225
 7.000%, due 07/15/06...................................    260,000     284,050
 3.625%, due 01/15/08...................................    346,998     343,094
 8.000%, due 11/15/21...................................    425,000     547,852
 6.000%, due 02/15/26...................................    430,000     447,335
                                                                    -----------
                                                                      8,235,086
                                                                    -----------
Total U.S. Bonds........................................             32,955,868
                                                                    -----------
NON-U.S. BONDS -- 58.38%
AUSTRALIA -- 3.92%
Government of Australia
 9.750%, due 03/15/02................................AUD  1,500,000   1,065,689
 9.000%, due 09/15/04...................................  1,200,000     881,103
New South Wales Treasury Corp., 7.000%, due 04/01/04....  1,000,000     657,231
Queensland Treasury Corp.-Global Note 8.000%, due
 05/14/03...............................................    980,000     668,363
 6.500%, due 06/14/05...................................    730,000     472,188
                                                                    -----------
                                                                      3,744,574
                                                                    -----------
AUSTRIA -- 1.81%
Republic of Austria,
 5.500%, due 01/18/04............................... FRF 10,000,000   1,728,250
                                                                    -----------
CANADA -- 5.93%
British Columbia,
 7.750%, due 06/16/03............................... CAD  1,540,000   1,149,345
Government of Canada
 9.000%, due 12/01/04...................................    400,000     325,337
 4.250%, due 12/01/21 (b)...............................  3,300,000   2,598,082
Province of Ontario-Global Bond
 7.500%, due 01/19/06...................................  2,100,000   1,601,132
                                                                    -----------
                                                                      5,673,896
                                                                    -----------
CHILE -- 0.49%
Embot Andina S.A.,
 7.875%, due 10/01/97............................... USD    500,000     470,003
                                                                    -----------
DENMARK -- 5.90%
City of Copenhagen,
 6.250%, due 03/15/01............................... DKK  2,400,000     363,385
Great Belt, 7.000%, due 09/02/03........................ 10,650,000   1,696,729
Kingdom of Denmark
 8.000%, due 11/15/01...................................  8,000,000   1,288,352
 7.000%, due 12/15/04................................... 10,500,000   1,710,048
 7.000%, due 11/15/07...................................  1,400,000     234,419
 7.000%, due 11/10/24...................................  2,000,000     352,857
                                                                    -----------
                                                                      5,645,790
                                                                    -----------

                                                              FACE
                                                             AMOUNT     VALUE
                                                             ------      -----
FINLAND -- 1.49%
Republic of Finland,
 9.000%, due 08/13/03............................ FRF      7,200,000 $ 1,429,044
                                                                     -----------
FRANCE -- 2.66%
Government of France (BTAN)
 7.750%, due 04/12/00................................      4,000,000     703,143
Government of France (OAT)
 9.500%, due 01/25/01................................      1,800,000     336,183
 7.500%, due 04/25/05................................      5,600,000   1,079,431
 8.500%, due 04/25/23................................      1,800,000     426,421
                                                                     -----------
                                                                       2,545,178
                                                                     -----------
GERMANY -- 10.82%
Bundesobligation Ser 114,
 6.500%, due 03/15/00............................ DEM      2,900,000   1,672,199
Bundesrepublik Deutschland
 8.000%, due 07/22/02................................      3,800,000   2,387,579
 6.000%, due 07/04/07................................      1,000,000     602,936
 6.250%, due 01/04/24................................        700,000     437,064
International Bank Reconstruction & Development,
 7.125%, due 04/12/05................................      2,250,000   1,415,443
European Economic Community,
 6.500%, due 03/10/00................................      1,910,000   1,098,911
KFW International Finance,
 6.625%, due 04/15/03................................      2,800,000   1,688,920
LKB Baden-Wuerttemberg Finance, 6.500%, due 09/15/08.      1,300,000     800,886
Treuhandanstalt, 7.125%, due 01/29/03................        400,000     246,116
                                                                     -----------
                                                                      10,350,054
                                                                     -----------
IRELAND -- 1.87%
Republic of Ireland,
 7.250%, due 03/18/03................................      2,900,000   1,790,609
                                                                     -----------
ITALY -- 3.46%
Bayerische Landesbank,
 10.750%, due 03/01/03............................ITL    750,000,000     524,774
International Bank for Reconstruction & Development
 5.000%, due 10/16/00................................  1,000,000,000     568,905
LKB Baden-Wuerttemberg Finance, 10.750%, due
 04/14/03............................................    650,000,000     457,547
Republic of Italy (BTP)
 7.750%, due 09/15/01................................    200,000,000     123,080
 9.000%, due 10/01/03................................  1,800,000,000   1,209,789
 9.500%, due 02/01/06................................    300,000,000     216,855
 9.000%, due 11/01/23................................    250,000,000     207,842
                                                                     -----------
                                                                       3,308,792
                                                                     -----------
NETHERLANDS -- 5.02%
Government of Netherlands
 5.750%, due 09/15/02............................ NLG        250,000     129,154
 7.250%, due 10/01/04................................      3,000,000   1,684,200
 8.500%, due 06/01/06................................      1,750,000   1,071,490
 7.500%, due 11/15/99................................      1,850,000     950,828
International Nederland GRP Verzekeringen, 6.250%,
 due 12/28/05........................................      1,800,000     962,914
                                                                     -----------
                                                                       4,798,586
                                                                     -----------
PORTUGAL -- 1.28%
Republic of Portugal,
 5.625%, due 04/03/07............................ FRF      7,000,000   1,221,369
                                                                     -----------

--------------------------------------------------------------------------------
50

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT         VALUE
                                                        -----------   ------------
SPAIN -- 3.72%
Kingdom of Spain
 6.750%, due 04/15/00.............................. ESP 100,000,000 $     681,299
 7.900%, due 02/28/02.................................. 100,000,000       727,513
 8.000%, due 05/30/04.................................. 100,000,000       762,591
 10.000%, due 02/28/05.................................  70,000,000       590,764
 7.350%, due 03/31/07.................................. 105,000,000       800,926
                                                                     ------------
                                                                        3,563,093
                                                                     ------------
SWEDEN -- 1.35%
Kingdom of Sweden
 6.000%, due 02/09/05...............................SEK   3,000,000       402,182
 10.250%, due 05/05/03.................................   5,700,000       888,153
                                                                     ------------
                                                                        1,290,335
                                                                     ------------
UNITED KINGDOM -- 8.66%
Abbey National PLC,
 8.750%, due 05/24/04...............................GBP     350,000       635,074
British Gas PLC, 8.125%, due 03/31/03..................     545,000       945,707
European Investment Bank,
 7.625%, due 12/07/06..................................   1,460,000     2,627,849
UK Treasury
 10.000%, due 09/08/03.................................     600,000     1,159,400
 7.750%, due 09/08/06..................................     555,000     1,028,459
 9.000%, due 10/13/08..................................     340,000       702,377
 8.000%, due 09/27/13..................................     580,000     1,183,351
                                                                     ------------
                                                                        8,282,217
                                                                     ------------
Total Non-U.S. Bonds...................................                55,841,790
                                                                     ------------
Total Bonds (Cost $88,760,827).........................                88,797,658
                                                                     ------------
Short-Term Investments -- 13.44%
COMMERCIAL PAPER -- 13.44%
ARCO Chemical Co.,
 5.770%, due 07/06/98.................................. $ 1,000,000       999,199
Cincinnati Bell Inc.
 5.850%, due 07/13/98..................................   1,000,000       998,050
 5.900%, due 07/17/98..................................   1,000,000       997,378
Hilton Hotels Corp.,
 5.720%, due 07/15/98..................................   1,407,000     1,403,870
NGC Corp., 6.750%, due 07/01/98........................   3,000,000     3,000,000
Raytheon Co., 6.998%, due 07/01/98.....................   2,466,000     2,466,000
Tenneco Inc., 5.750%, due 07/17/98.....................   1,500,000     1,496,167
Texas Utilities Co., 6.100%, due 07/17/98..............   1,500,000     1,495,933
                                                                     ------------
Total Short-Term Investments (Cost $12,856,597)........                12,856,597
                                                                     ------------
Total Investments (Cost $101,617,424) --106.27% (a)....               101,654,255
                                                                     ------------
Liabilities, less cash and other assets -- (6.27%).....                (5,994,046)
                                                                     ------------
Net Assets -- 100%.....................................              $ 95,660,209
                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $101,617,424; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................. $1,669,877
      Gross unrealized depreciation................................. (1,633,046)
                                                                     ----------
          Net unrealized appreciation............................... $   36,831
                                                                     ==========

(b) Linked to Canada's retail price index. Reset semi-annually
FRN: Floating Rate Note
TBA: Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $745,938 or 0.77% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.
FORWARD FOREIGN CURRENCY CONTRACTS
The Global Bond Fund had the following open forward foreign currency contracts as of June 30, 1998:

                               SETTLEMENT     LOCAL      CURRENT   UNREALIZED
                                  DATE      CURRENCY      VALUE    GAIN/(LOSS)
                               ---------- ------------- ---------- ----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Australian Dollar.............   7/06/98        562,392 $  348,321 $    (379)
Australian Dollar.............  11/30/98      1,200,000    744,689   (12,031)
Austrian Schilling............  11/30/98     10,100,000    802,238   (13,396)
Belgian Franc.................  11/30/98     77,000,000  2,087,336   (33,292)
British Pound.................   7/06/98        299,393    499,370      (286)
Canadian Dollar...............   7/06/98        637,068    433,264       203
Danish Krone..................   7/06/98      2,319,532    337,376        44
Finnish Markka................  11/30/98      2,800,000    514,549    (7,352)
French Franc..................   7/06/98      3,539,078    585,581       368
French Franc..................  11/30/98     25,400,000  4,238,724   (64,028)
German Mark...................   7/06/98      1,849,674  1,025,142    (1,029)
Italian Lira..................   7/06/98    880,703,379    495,505        32
Italian Lira..................  11/30/98  5,600,000,000  3,163,489   (49,086)
Japanese Yen..................   5/28/98  1,900,000,000 14,007,272  (337,064)
Netherlands Guilder...........   7/06/98        811,598    399,128      (104)
Spanish Peseta................   7/06/98     53,443,173    349,173       509
FORWARD FOREIGN CURRENCY SALE
 CONTRACTS
British Pound.................  11/30/98      3,400,000  5,623,181  (113,891)
Canadian Dollar...............  11/30/98      3,600,000  2,454,289    38,268
Danish Kroner.................  11/30/98     30,200,000  4,422,083    57,285
French Franc..................  11/30/98     26,000,000  4,338,851    82,850
German Mark...................  11/30/98      6,900,000  3,856,882    54,810
Netherlands Guilder...........  11/30/98      4,000,000  1,984,452    32,287
Spanish Peseta................  11/30/98     97,000,000    637,597     8,898
                                                                   ---------
    Total.....................                                     $(356,384)
                                                                   =========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
52

                    GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $101,617,424)....................... $101,654,255
 Cash............................................................       12,764
 Foreign currency, at value (Cost $551,655)......................      545,899
 Receivables:
  Investment securities sold.....................................    1,145,929
  Interest.......................................................    1,953,602
  Fund shares sold...............................................    1,153,887
 Other assets....................................................       40,817
                                                                  ------------
    TOTAL ASSETS.................................................  106,507,153
                                                                  ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................   10,384,748
  Investment advisory fees.......................................       53,440
  Accrued expenses...............................................       52,372
Net unrealized depreciation on forward foreign currency con-
 tracts..........................................................      356,384
                                                                  ------------
    TOTAL LIABILITIES............................................   10,846,944
                                                                  ------------
NET ASSETS.......................................................  $95,660,209
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $ 96,506,368
 Accumulated undistributed net investment income.................    1,003,399
 Accumulated net realized loss...................................   (1,521,835)
 Net unrealized depreciation.....................................     (327,723)
                                                                  ------------
    NET ASSETS................................................... $ 95,660,209
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $91,274,483 and 9,698,203 shares issued and outstanding)...... $       9.41
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $8,965 and 954 shares issued and outstanding)................. $       9.40
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $4,376,761 and 466,193 shares issued and outstanding)......... $       9.39
                                                                  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest (net of $18,306 for foreign taxes withheld).............. $3,631,663
                                                                    ----------
    TOTAL INCOME...................................................  3,631,663
                                                                    ----------
EXPENSES:
 Advisory..........................................................    500,982
 Custodian.........................................................     21,709
 Professional......................................................     45,990
 Distribution......................................................     20,731
 Other.............................................................     75,917
                                                                    ----------
    TOTAL EXPENSES.................................................    665,329
                                                                    ----------
    Expenses waived by Advisor.....................................    (43,502)
                                                                    ----------
    NET EXPENSES...................................................    621,827
                                                                    ----------
    NET INVESTMENT INCOME..........................................  3,009,836
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments......................................................  1,085,343
  Futures contracts................................................     21,780
  Foreign currency transactions.................................... (2,221,924)
                                                                    ----------
   Net realized loss............................................... (1,114,801)
                                                                    ----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency.................................    224,905
  Futures contracts................................................    (12,019)
  Forward contracts................................................   (493,663)
  Translation of other assets and liabilities denominated in for-
   eign currency...................................................      4,151
                                                                    ----------
   Change in net unrealized appreciation or depreciation...........   (276,626)
                                                                    ----------
 Net realized and unrealized loss.................................. (1,391,427)
                                                                    ----------
 Net increase in net assets resulting from operations.............. $1,618,409
                                                                    ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
54

                    GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR
                                                         YEAR         ENDED
                                                         ENDED        JUNE
                                                     JUNE 30, 1998  30, 1997
                                                     ------------- -----------
OPERATIONS:
 Net investment income..............................  $ 3,009,836  $ 2,426,764
 Net realized gain (loss)...........................   (1,114,801)   1,723,264
 Change in net unrealized appreciation or deprecia-
  tion .............................................     (276,626)    (381,459)
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions.............................................    1,618,409    3,768,569
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income...........   (2,183,342)  (3,479,707)
 Distributions in excess of net investment income...          --      (340,005)
 Distributions from net realized gain...............   (1,041,855)    (769,789)
                                                      -----------  -----------
 Total distributions to shareholders*...............   (3,225,197)  (4,589,501)
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold........................................   46,034,839   23,164,253
 Shares issued on reinvestment of distributions.....    2,230,731    3,667,961
 Shares redeemed....................................   (9,266,587) (12,462,273)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  share transactions................................   38,998,983   14,369,941
                                                      -----------  -----------
    TOTAL INCREASE IN NET ASSETS....................   37,392,195   13,549,009
                                                      -----------  -----------
NET ASSETS:
 Beginning of year..................................   58,268,014   44,719,005
                                                      -----------  -----------
 End of year (including accumulated undistributed
  net investment income of $1,003,399 and $489,146,
  respectively).....................................  $95,660,209  $58,268,014
                                                      ===========  ===========
*DISTRIBUTIONS BY CLASS:
 Distributions from and in excess of net investment
  income
  Brinson Class I...................................  $(2,070,571) $(3,503,032)
  Brinson Class N...................................          (98)         --
  SwissKey Class....................................     (112,673)    (316,680)
 Distributions from net realized gain
  Brinson Class I...................................     (969,902)    (704,236)
  Brinson Class N...................................          (18)         --
  SwissKey Class....................................      (71,935)     (65,553)
                                                      -----------  -----------
 Total distributions to shareholders................  $(3,225,197) $(4,589,501)
                                                      ===========  ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                  YEAR ENDED JUNE 30,             JULY 30, 1993*
                            ------------------------------------     THROUGH
BRINSON CLASS I              1998       1997     1996     1995    JUNE 30, 1994
--------------------------------------------------------------------------------
Net asset value, beginning
 of period................  $  9.64    $ 10.04  $ 10.39  $  9.55     $ 10.00
                            -------    -------  -------  -------     -------
 Income (loss) from in-
  vestment operations:
  Net investment income ..     0.43***    0.67     0.84     0.50        0.45
  Net realized and
   unrealized gain (loss).    (0.18)      0.08     0.31     0.58       (0.52)
                            -------    -------  -------  -------     -------
    Total income (loss)
     from investment oper-
     ations...............     0.25       0.75     1.15     1.08       (0.07)
                            -------    -------  -------  -------     -------
 Less distributions:
  Distributions from and
   in excess of net
   investment income......    (0.31)     (0.96)   (1.40)   (0.24)      (0.28)
  Distributions from net
   realized gain..........    (0.17)     (0.19)   (0.10)     --        (0.10)
                            -------    -------  -------  -------     -------
    Total distributions...    (0.48)     (1.15)   (1.50)   (0.24)      (0.38)
                            -------    -------  -------  -------     -------
Net asset value, end of
 period...................  $  9.41    $  9.64  $ 10.04  $ 10.39     $  9.55
                            =======    =======  =======  =======     =======
Total return (non-
 annualized)..............     2.69 %     7.71%   11.50%   11.34%      (0.79)%
Ratios/Supplemental data
 Net assets, end of period
  (in 000s)...............  $91,274    $54,157  $41,066  $51,863     $36,849
 Ratio of expenses to av-
  erage net assets:
  Before expense reim-
   bursement..............     0.96%      1.32%    1.65%    1.43%       1.78%**
  After expense reimburse-
   ment...................     0.90%      0.90%    0.90%    0.90%       0.90%**
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement..............     4.47%      4.90%    4.98%    5.53%       4.03%**
  After expense reimburse-
   ment...................     4.53%      5.32%    5.73%    6.06%       4.91%**
 Portfolio turnover rate..      151%       235%     184%     199%        189%

  *Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
56

                    GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                      YEAR ENDED
                                                                       JUNE 30,
BRINSON CLASS N                                                         1998*
--------------------------------------------------------------------------------
Net asset value, beginning of year...................................   $ 9.64
                                                                        ------
 Income from investment operations:
  Net investment income..............................................     0.42**
  Net realized and unrealized loss...................................    (0.20)
                                                                        ------
    Total income from investment operations..........................     0.22
                                                                        ------
 Less distributions:
  Distributions from and in excess of net investment income..........    (0.29)
  Distributions from net realized gain...............................    (0.17)
                                                                        ------
    Total distributions..............................................    (0.46)
                                                                        ------
Net asset value, end of year.........................................   $ 9.40
                                                                        ======
Total return.........................................................     2.37%
Ratios/Supplemental Data:
 Net assets, end of year (in 000s)...................................   $    9
 Ratio of expenses to average net assets:
  Before expense reimbursement.......................................     1.21%
  After expense reimbursement........................................     1.15%
 Ratio of net investment income to average net assets:
  Before expense reimbursement.......................................     4.22%
  After expense reimbursement........................................     4.28%
 Portfolio turnover rate.............................................      151%

 * Commencement of Brinson Class N was June 30, 1997.
** The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR      JULY 31, 1995*
                                         ENDED         ENDED        THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 9.61        $10.02         $10.56
                                        ------        ------         ------
 Income from investment operations:
  Net investment income.............      0.38***       0.62           0.78
  Net realized and unrealized gain
   (loss)...........................     (0.18)         0.10           0.15
                                        ------        ------         ------
    Total income from investment op-
     erations.......................      0.20          0.72           0.93
                                        ------        ------         ------
 Less distributions:
  Distributions from and in excess
   of net investment income.........     (0.25)        (0.94)         (1.37)
  Distributions from net realized
   gain.............................     (0.17)        (0.19)         (0.10)
                                        ------        ------         ------
    Total distributions.............     (0.42)        (1.13)         (1.47)
                                        ------        ------         ------
Net asset value, end of period......    $ 9.39        $ 9.61         $10.02
                                        ======        ======         ======
Total return (non-annualized).......      2.28%         7.20%          9.17%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $4,377        $4,110         $3,653
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......      1.45%         1.81%          2.14%**
  After expense reimbursement.......      1.39%         1.39%          1.39%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......      3.98%         4.41%          4.49%**
  After expense reimbursement.......      4.04%         4.83%          5.24%**
 Portfolio turnover rate............       151%          235%           184%

*  Commencement of SwissKey Class
** Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund," collectively the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the Global Fund, Global Equity Fund and Global Bond Fund in the preparation of their financial statements.

A.INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over the counter are priced at the most recent bid price. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the fund. Debt securities are valued at the most recent bid price by using market quotations or independent services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.INVESTMENT INCOME: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

F.DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 10.37% and 44.43% of the amount taxable as ordinary income qualify for dividends received deduction available to corporate shareholders for the Global Fund and the Global Equity Fund, respectively.
--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
G.INCOME AND EXPENSE ALLOCATION: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I shares will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.

H.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates, for the year ended June 30, 1998, were as follows:

                         ADVISORY BRINSON CLASS I BRINSON CLASS N SWISSKEY CLASS  ADVISORY   FEES
                           FEE      EXPENSE CAP     EXPENSE CAP    EXPENSE CAP      FEES    WAIVED
                         -------- --------------- --------------- -------------- ---------- -------
Global Fund.............   0.80%       1.10%           1.35%           1.75%     $5,378,141 $   --
Global Equity Fund......   0.80        1.00            1.25            1.76         719,439  21,898
Global Bond Fund........   0.75        0.90            1.15            1.39         500,982  43,502

Certain officers of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $11,680, $4,745 and $4,380 for the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

The Global Fund invests in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 12.11% of the Fund's total net assets at June 30, 1998. Activity for the year ended June 30, 1998 was as follows:

                                                 NET         NET
                                       SALES   REALIZED   UNREALIZED
AFFILIATES                 PURCHASES  PROCEEDS  GAINS   GAINS/(LOSSES)    VALUE
----------                ----------- -------- -------- -------------- -----------
Brinson Post-Venture
 Fund...................  $       --   $ --       --     $ 1,712,136   $ 8,960,844
Brinson High Yield Fund.    3,000,000    --       --       1,234,705    17,562,145
Brinson Emerging Markets
 Equity Fund............   17,300,000    --       --     (10,234,783)   23,662,860
Brinson Emerging Markets
 Debt Fund..............   12,000,000    --       --       2,146,849    34,515,928
                          -----------  -----    -----    -----------   -----------
                          $32,300,000  $ --     $ --     $(5,141,093)  $84,701,777
                          ===========  =====    =====    ===========   ===========

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                        PURCHASES    FROM SALES
                                                       ------------ ------------
Global Fund........................................... $623,122,331 $565,947,059
Global Equity Fund....................................   39,788,298   67,808,003
Global Bond Fund......................................  129,422,765   93,539,341

--------------------------------------------------------------------------------
60

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

4.FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at and for the year ended June 30, 1998, was the Funds' custodian or an affiliate of the Funds' custodian.

5.FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

6.SECURITY LENDING
The Global Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. Securities loaned are recorded at the amount of cash collateral received. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of non-U.S. securities loaned. The cash collateral received is invested in short-term investments. The value of loaned securities and related collateral outstanding at June 30, 1998 were as follows:

                                                    VALUE OF LOANED   VALUE OF
                                                      SECURITIES     COLLATERAL
                                                    --------------- ------------
Global Fund........................................   $98,984,231   $104,946,044
                                                      ===========   ============

7.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of the Global Fund, Global Equity Fund and Global Bond Fund. Annual fees under the SwissKey Plan, which include a 0.25% service fee, total 0.65%, 0.76% and 0.49% of the average daily net assets of the SwissKey Class of the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

8.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated at an annual rate of the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized amount of the line of credit. During the year ended June 30, 1998 the Funds had no borrowings under the agreement.
--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

9.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                                  GLOBAL FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I............... 18,850,057 $244,898,004 14,513,488 $180,787,534
 Brinson Class N...............     90,370    1,177,290         76        1,000
 SwissKey Class................    803,666   10,347,586    932,414   11,508,566
                                ---------- ------------ ---------- ------------
    Total Sales................ 19,744,093 $256,422,880 15,445,978 $192,297,100
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............  5,179,618 $ 62,332,662  4,022,259 $ 48,025,771
 Brinson Class N...............        769        9,625        --           --
 SwissKey Class................    217,810    2,607,910    130,547    1,554,814
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  5,398,197 $ 64,950,197  4,152,806 $ 49,580,585
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I............... 16,402,396 $209,137,318 11,346,380 $142,532,012
 Brinson Class N...............         21          276        --           --
 SwissKey Class................    641,736    8,247,175    198,888    2,469,271
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 17,044,153 $217,384,769 11,545,268 $145,001,283
                                ========== ============ ========== ============
                                              GLOBAL EQUITY FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I...............  1,466,054 $ 17,934,645  1,338,623 $ 15,816,109
 Brinson Class N...............        --           --          78        1,000
 SwissKey Class................  1,779,376   22,282,095  2,271,465   26,703,521
                                ---------- ------------ ---------- ------------
    Total Sales................  3,245,430 $ 40,216,740  3,610,166 $ 42,520,630
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............    126,859 $  1,426,171    308,273 $  3,485,504
 Brinson Class N...............          9           93        --           --
 SwissKey Class................    442,472    4,952,413    286,226    3,226,433
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................    569,340 $  6,378,677    594,499 $  6,711,937
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I...............  3,546,702 $ 44,596,092    225,435 $  2,683,391
 Brinson Class N...............        --           --         --           --
 SwissKey Class................  2,339,080   28,946,495    565,431    6,612,207
                                ---------- ------------ ---------- ------------
    Total Redemptions..........  5,885,782 $ 73,542,587    790,866 $  9,295,598
                                ========== ============ ========== ============

--------------------------------------------------------------------------------
62

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

                                                  GLOBAL BOND FUND
                                     -------------------------------------------
                                          YEAR ENDED            YEAR ENDED
                                         JUNE 30, 1998         JUNE 30, 1997
                                     --------------------- ---------------------
                                      SHARES      VALUE     SHARES      VALUE
                                     --------- ----------- --------- -----------
Sales:
 Brinson Class I.................... 4,561,105 $43,233,367 2,335,856 $22,155,311
 Brinson Class N....................       860       8,169       104       1,000
 SwissKey Class.....................   293,533   2,793,303   103,968   1,007,942
                                     --------- ----------- --------- -----------
    Total Sales..................... 4,855,498 $46,034,839 2,439,928 $23,164,253
                                     ========= =========== ========= ===========
Dividend Reinvestment:
 Brinson Class I....................   220,347 $ 2,058,040   348,609 $ 3,318,757
 Brinson Class N....................        12         115       --          --
 SwissKey Class.....................    18,525     172,576    36,719     349,204
                                     --------- ----------- --------- -----------
    Total Dividend Reinvestment.....   238,884 $ 2,230,731   385,328 $ 3,667,961
                                     ========= =========== ========= ===========
Redemptions:
 Brinson Class I....................   699,882 $ 6,667,104 1,159,373 $11,665,371
 Brinson Class N....................        22         210       --          --
 SwissKey Class.....................   273,680   2,599,273    77,300     796,902
                                     --------- ----------- --------- -----------
    Total Redemptions...............   973,584 $ 9,266,587 1,236,673 $12,462,273
                                     ========= =========== ========= ===========

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds --
 Global Fund
 Global Equity Fund
 Global Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund as of June 30, 1998, the related statements of operations and cash flows (Global Fund only) for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund at June 30, 1998, the results of their operations and cash flows (Global Fund only) for the year then ended and the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
--------------------------------------------------------------------------------
64

                                DISTRIBUTED BY:
                            FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[ART]

The Brinson Funds
--------------------------------------------------------------------------------
Chicago . Bahrain . Basel . Frankfurt . Geneva . Hong Kong . London . Melbourne
    New York . Paris . Rio de Janiero . Singapore . Sydney . Tokyo . Zurich

209 South LaSalle Street . Chicago, Illinois 60604-1295 . Tel: (800) 448-2430

                         ----------------------------
                               The Brinson Funds

                           Brinson U.S. Balanced Fund
                            Brinson U.S. Equity Fund
                 Brinson U.S. Large Capitalization Equity Fund
                             Brinson U.S. Bond Fund

                                 Annual Report

                                 June 30, 1998
                                                          [ARTWORK APPEARS HERE]

                        Institutional Asset Management
                         ----------------------------

      Trustees and Officers


      [ART]

      Trustees


      Walter E. Auch

      Frank K. Reilly, CFA

      Edward M. Roob


      Officers

      Frank K. Reilly, CFA
      Chairman of the Board

      E. Thomas McFarlan
      President

      Thomas J. Digenan, CFA, CPA
      Vice President

      Debra L. Nichols
      Vice President

      Carolyn M. Burke, CPA
      Secretary and Treasurer

      Catherine E. Macrae
      Assistant Secretary

The Funds' Advisor -- Brinson Partners, Inc.


[ART]

The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.


      Table of Contents
      [ART]

      Shareholder Letter...............................................   4


      U.S. Economic and Market Highlights..............................   6

      U.S. Balanced Fund...............................................   7

          Schedule of Investments......................................  11

          Financial Statements.........................................  14

          Financial Highlights.........................................  17


      U.S. Equity Fund.................................................  20

          Schedule of Investments......................................  24

          Financial Statements.........................................  26

          Financial Highlights.........................................  29


      U.S. Large Capitalization Equity Fund............................  32

          Schedule of Investments......................................  36

          Financial Statements.........................................  38

          Financial Highlights.........................................  41


      U.S. Bond Fund...................................................  44

          Schedule of Investments......................................  47

          Financial Statements.........................................  49

          Financial Highlights.........................................  52


      The Brinson Funds--Notes to Financial Statements.................  55


      Report of Independent Auditors...................................  59

Shareholder Letter


[ART]

August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund. Within this Report, we focus on the current domestic economic outlook as well as our current strategies and performance updates for the four Domestic Funds.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge, which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. UBS Brinson is managed today by the same senior management that has led the business over the past decades with a consistently applied investment philosophy and process. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. The UBS Brinson Division employs over 1,500 people in fifteen different cities throughout the world.

We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

Brinson U.S. Balanced Fund

Since its performance inception on December 31, 1994, the Brinson U.S. Balanced Fund Class I has produced an annualized total return of 15.90% compared to the return of 22.71% of its benchmark, the U.S. Balanced Mutual Fund Index. This performance was achieved with a volatility of 4.93%, well below the benchmark volatility of 7.52% and reflecting our cautious strategy at this time toward investment risk.

 Shareholder Letter

[ART]

Brinson U.S. Equity Fund

The Brinson U.S. Equity Fund Class I has provided an annualized return of 23.11% since its performance inception on February 28, 1994. This is compared to a 23.38% return for the benchmark, the Wilshire 5000 Index. This performance was achieved with volatility of 11.42%, compared to the benchmark volatility of 11.04%. The Fund operates with a fully invested policy.

Brinson U.S. Large Capitalization Equity Fund

The Brinson U.S. Large Capitalization Equity Fund Class I has provided a return of -0.13% since its performance inception on April 30, 1998. This is compared to a 2.25% return for the benchmark, the S&P 500 Index. The Fund operates with a fully invested policy.

Brinson U.S. Bond Fund

The Brinson U.S. Bond Fund Class I has provided an annualized return of 7.97% since its inception on August 31, 1995. This is compared to a 8.01% return for the benchmark, the Salomon Brothers BIG Bond Index. The U.S. Bond Fund achieved this performance with a volatility of 4.16% compared to the benchmark volatility of 3.46%.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds.

Sincerely,

/s/ Gary P. Brinson
Gary P. Brinson, CFA
Chief Executive Officer
Brinson Partners, Inc.

U.S. Economic and Market Highlights

[ARTWORK APPEARS HERE]

The Federal Reserve's latest signals lean more toward tightening than at any other time in the last year and a half. Despite the weakness in Asia and its impact on import prices and export demand, rapid growth in monetary aggregates and strength in labor markets and employment costs has increased concern at the Fed that inflationary biases are increasing in magnitude. While an actual move to tighten monetary policy may not be imminent, the prospects for a looser stance and rate reduction have diminished.

Reported economic growth in the U.S. is likely to be much slower in the second quarter due to the strike at General Motors, a reduction in some of the inventory build-up from earlier in the year, and the unabated Asian situation. However, domestic demand has not yet shown signs of substantial cooling. This is a major factor in the 4.5% unemployment rate and in the rising wage and salary pressures since 1995.

The pattern of consumer price inflation, both recently and in the last few years, contrasts sharply with the concerns voiced by the Fed. Twelve-month changes in the CPI continue to run well under 2%. However, this spectacular performance has occurred largely because of declines in the volatile food and energy components of the index. Measures of the core CPI inflation have not fallen in step with the headline inflation rate, but have flattened out around 2 1/4%. This can be taken as a sign that the underlying disinflation trend has been interrupted, and may turn up in the future as strong money supply growth starts to have an impact.

U.S. Environment

          Major Markets
       Year to date June 30,

                        Total Return
------------------------------------
U.S. Cash Equivalents           2.38
U.S. Bonds                      3.97
U.S. Equities                  15.47


    Salomon U.S. Treasury Benchmark Returns
          Year to date June 30, 1998

Maturity (Years)                Total Return
--------------------------------------------
1                                   5.95
2                                   6.60
3                                   7.75
5                                   9.13
10                                 13.19
30                                 22.96



  Top Ten Industry Returns Relative to S&P 500
           Year to date June 30, 1998
-------------------------------------------------
Coal & Uranium                             28.04
Forest Products                            17.34
Trucking, Freight                          14.16
Misc. Finance                              13.61
Retail (Other)                             11.97
Motor Vehicles                              9.14
Media                                       6.76
Drugs, Medicine                             6.65
Construction                                4.61
Services                                    4.20

Source: BARRA


  Bottom Ten Industry Returns Relative to S&P 500
           Year to date June 30, 1998
-------------------------------------------------
Precious Metals                           -14.07
Oil Refining, Dist.                       -14.31
Railroads                                 -14.39
Electronics                               -14.50
Photographic                              -14.60
Containers                                -15.70
Tire & Rubber                             -16.32
Dom. Petroleum Res.                       -18.00
Oil Service                               -27.60
Tobacco                                   -33.63

Source: BARRA

U.S. Balanced Fund

[ARTWORK APPEARS HERE]


The U.S. Balanced Fund is an actively managed portfolio that applies our value-based asset allocation process to U.S. stocks, bonds and cash. The Fund's investment strategy is developed in the context of our global asset allocation process and is based on analysis of long-term economic and market conditions.

The Brinson U.S. Balanced Fund Class I has provided an annualized return of 15.90% since its performance inception on December 31, 1994. Over the same period, the return on the U.S. Balanced Mutual Fund Index was 22.71%. The volatility of the Fund, 4.93% annualized over this period, was considerably below the benchmark's volatility of 7.52%. For the first six months of 1998, the return on the Fund was 5.95%, compared to the benchmark return of 11.42%.

The first half of 1998 continued what can only be characterized as an extraordinary period of U.S. risky asset returns. The U.S. equity market has provided extremely high returns, protracting an annualized gain of 29.09% in the prior two years, as measured by the Wilshire 5000, with a 15.47% return in the first half of 1998. U.S. fixed income assets returned 3.77% in the first half of the year, extending annualized gains of 9.52% in the prior two years.

The Fund strategy centers on reducing the risk of exposure to the overpriced equity assets, maintaining a significant underweight to the overvalued U.S. equity market and an overweight to the U.S. bond market. Consequently, asset allocation decisions provided a substantial detraction from the performance of the Fund relative to its benchmark. The strategic cash allocation relative to a benchmark weight of zero also detracted from the performance of the U.S. Balanced Fund.

Security selection in the U.S. equity segment of the Fund was a contributor to the underperformance of the Fund relative to the benchmark. An underweighting of large capitalization stocks was an important contributor to this underperformance.

The U.S. Balanced Fund maintains a 5% risk hedge in this environment of extremely overvalued equity assets and neutrally valued fixed income assets.

U.S. Balanced Fund


[ART]

Total Return

                                          6 months   1 year   3 years  12/31/94*
                                           ended     ended     ended      to
                                          6/30/98   6/30/98   6/30/98   6/30/98
--------------------------------------------------------------------------------
Brinson U.S. Balanced Fund Class I          5.95%    12.19%    13.72%     15.90%
--------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**          11.42     22.38     20.83      22.71
--------------------------------------------------------------------------------

*  Performance inception date of the Brinson U.S. Balanced Fund Class I.

** An un-managed index compiled by the Advisor, constructed as follows: 65%
   Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade Bond
   Index.

Total return includes reinvestment of all capital gain and income distributions. Total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Balanced Fund Class I and the U.S. Balanced Mutual Fund Index if you had invested $1,000,000 on December 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 1998.

No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson U.S. Balanced Fund Class I
vs. U.S. Balanced Mutual Fund Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

            Brinson U.S. Balanced   U.S. Balanced Mutual
Date            Fund Class I             Fund Index
----        ---------------------   --------------------
12/31/94         1,000,000               1,000,000
6/30/95          1,139,086               1,160,041
12/31/95         1,254,813               1,294,523
6/30/96          1,293,124               1,374,034
12/31/96         1,396,859               1,487,401
6/30/97          1,493,510               1,672,330
12/31/97         1,581,464               1,836,885
6/30/98          1,675,623               2,046,664

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

------------------------------------------------------------------------------
U.S. Balanced Fund
------------------------------------------------------------------------------


[ART]


------------------------------------------------------------------------------
Total Return
------------------------------------------------------------------------------

                                                       6 months       6/30/97*
                                                        ended            to
                                                       6/30/98        6/30/98
------------------------------------------------------------------------------
Brinson U.S. Balanced Fund Class N                        6.09%         12.15%
------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**                        11.42          22.38
------------------------------------------------------------------------------

*   Inception date of the Brinson U.S. Balanced Fund Class N.

** An un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade Bond Index.

Total return includes reinvestment of all capital gain and income distributions.


------------------------------------------------------------------------------
Illustration of an Assumed Investment of $1,000,000
------------------------------------------------------------------------------

This chart shows the growth in the value of an investment in the Brinson U.S. Balanced Fund Class N and the U.S. Balanced Mutual Fund Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998.

No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson U.S. Balanced Fund Class N
vs. U.S. Balanced Mutual Fund Index
Wealth Value with Dividends Reinvested


                          [LINE GRAPH APPEARS HERE]


                         [PLOT POINTS FOR LINE GRAPH]

                               BRINSON U.S.       U.S. BALANCED
                              BALANCED FUND        MUTUAL FUND
                 DATE            CLASS N              INDEX
               ------------------------------------------------
                6/30/97         $1,000,000         $1,000,000
                8/31/97          1,023,962          1,030,382
               10/31/97          1,035,144          1,057,307
               12/31/97          1,057,159          1,098,399
                2/28/98          1,095,359          1,159,358
                4/30/98          1,114,903          1,210,087
                6/30/98          1,121,533          1,223,840

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.


U.S. Balanced Fund

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
--------------------------------------------------------------------------------
U.S. EQUITIES
Energy.................................................................    2.19%
Capital Investment
 Capital Goods.........................................................    4.77
 Technology............................................................    4.54
                                                                         ------
                                                                           9.31
Basic Industries
 Chemicals.............................................................    1.84
 Housing/Paper.........................................................    3.60
 Metals................................................................    0.34
                                                                         ------
                                                                           5.78
Consumer
 Non-Durables..........................................................    3.41
 Retail/Apparel........................................................    2.06
 Autos/Durables........................................................    1.39
 Discretionary.........................................................    0.38
 Health: Drugs.........................................................    3.49
 Health: Non-Drugs.....................................................    2.56
                                                                         ------
                                                                          13.29
Financial
 Banks.................................................................    3.27
 Non-Banks.............................................................    3.39
                                                                         ------
                                                                           6.66
Utilities
 Electric..............................................................    1.75
 Telephone.............................................................    0.42
                                                                         ------
                                                                           2.17
Transportation.........................................................    3.77
Services/Misc..........................................................    3.13
                                                                         ------
    Total U.S. Equities................................................   46.30*
                                                                         ------
U.S. BONDS
Corporate Bonds
 Autos/Durables........................................................    1.15
 Airlines..............................................................    1.60
 Banks.................................................................    2.68
 Consumer..............................................................    2.34
 Financial Services....................................................    1.04
 Industrial Components.................................................    1.29
 Services/Miscellaneous................................................    0.88
 Utilities.............................................................    0.62
                                                                         ------
                                                                          11.60

International Dollar Bonds.............................................    4.82
Mortgage-Backed Securities.............................................    8.98
U.S. Government Agencies...............................................   17.04
U.S. Government Obligations............................................    2.89
                                                                         ------
    Total U.S. Bonds...................................................   45.33*
                                                                         ------
SHORT-TERM INVESTMENTS.................................................   12.58*
                                                                         ------
    TOTAL INVESTMENTS..................................................  104.21
LIABILITIES, LESS CASH
 AND OTHER ASSETS......................................................   (4.21)
                                                                         ------
NET ASSETS.............................................................  100.00%
                                                                         ======

--------------------------------------------------------------------------------

* The Fund held a long position in U.S. Treasury futures on June 30, 1998 which increased U.S. bond exposure from 45.33% to 59.76%. The Fund also held a short position in stock index futures which reduced U.S. equity exposure from 46.30% to 29.32%. These two adjustments result in a net increase in the Fund's exposure to Short-Term Investments from 12.58% to 15.13%.


Asset Allocation
As of June 30, 1998
                                                                    Current
                                                        Benchmark   Strategy
--------------------------------------------------------------------------------
U.S. Equity                                                 65%        30%
U.S. Bonds                                                  35         65
Cash Equivalents                                             0          5
--------------------------------------------------------------------------------
                                                           100%       100%


Top Ten U.S. Equity Holdings

As of June 30, 1998
                                                                    Percent of
                                                                    Net Assets
--------------------------------------------------------------------------------
 1. Xerox Corp.                                                        2.23%
 2. Lockheed Martin Corp.                                              2.13%
 3. Burlington Northern Santa Fe Corp.                                 1.97%
 4. Aon Corp.                                                          1.54%
 5. FDX Corp.                                                          1.46%
 6. Philip Morris Companies, Inc.                                      1.45%
 7. CIGNA Corp.                                                        1.26%
 8. Automatic Data Processing, Inc.                                    1.16%
 9. Goodyear Tire & Rubber Co.                                         1.13%
10. Baxter International, Inc.                                         1.08%
--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                             ------ -----------
U.S. Equities -- 46.30%
Aetna Life & Casualty Co....................................  6,400 $   487,200
Allergan, Inc............................................... 10,300     477,662
Alza Corp. (b).............................................. 10,000     432,500
American Home Products Corp................................. 10,000     517,500
Aon Corp.................................................... 18,100   1,271,525
Automatic Data Processing, Inc.............................. 13,100     954,663
BankBoston Corp.............................................  6,200     344,875
Baxter International, Inc................................... 16,500     887,906
Beckman Coulter Inc.........................................  4,300     250,475
Bestfoods...................................................  8,800     510,950
Biogen, Inc. (b)............................................  3,900     191,100
Birmingham Steel Corp.......................................  4,000      49,500
Burlington Northern Santa Fe Corp........................... 16,500   1,620,094
Champion Enterprises, Inc. (b)..............................  3,200      94,000
Champion International Corp.................................  5,000     245,937
CIGNA Corp.................................................. 15,000   1,035,000
Circuit City Stores-Circuit City Group...................... 14,800     693,750
Citicorp....................................................    300      44,775
CMS Energy Corp............................................. 12,900     567,600
Columbia/HCA Healthcare Corp................................  2,500      72,813
Comerica, Inc...............................................  4,200     278,250
Commscope, Inc. (b).........................................  7,666     124,093
Comverse Technology, Inc. (b)...............................  4,620     239,663
Consolidated Stores Corp....................................  4,700     170,375
Corning, Inc................................................ 23,800     827,050
Covance, Inc. (b)...........................................  5,075     114,188
Crown Cork & Seal Co., Inc..................................  4,800     228,000
Dial Corp...................................................  5,200     134,875
Eastman Chemical Co.........................................  5,500     342,375
EMC Corp. (b)...............................................  9,000     403,313
Enron Corp.................................................. 11,100     600,094
Entergy Corp................................................ 29,100     836,625
FDX Corp. (b)............................................... 19,200   1,204,800
First American Corp. of Tennessee...........................  2,600     125,125
First Data Corp............................................. 24,258     808,095
First Security Corp.........................................  4,925     105,426
FirstEnergy Corp............................................  2,075      63,806
Fleet Financial Group, Inc..................................  6,100     509,350
Fleetwood Enterprises, Inc..................................    900      36,000
Food Lion, Inc., Class A.................................... 19,400     206,125
Forest Laboratories, Inc. Class A (b).......................  7,900     282,425
Fort James Corp............................................. 12,900     574,050
Gannett Co., Inc............................................  4,400     312,675
General Instrument Corp. (b)................................ 22,800     619,875
General Semiconductor, Inc. (b).............................  5,150      50,856
Genzyme Corp. (b)...........................................  4,000     102,250
Geon Co.....................................................  2,800      64,225
Goodyear Tire & Rubber Co................................... 14,400     927,900
Great Lakes Chemical Corp...................................  2,500      98,594
Harnischfeger Industries, Inc...............................  7,600     215,175
Health Care and Retirement Corp. (b)........................  4,550     179,441
Hibernia Corp...............................................  5,600     113,050
IMC Global Inc..............................................  5,300     159,663
Informix Corp. (b)..........................................  5,300      41,903
Interpublic Group of Companies, Inc.........................  4,150     251,853
Kimberly Clark Corp......................................... 18,500     848,687

                                                            SHARES      VALUE
                                                          ---------- -----------
Lafarge Corp............................................       2,900 $   114,006
Lear Corp. (b)..........................................       4,300     220,644
Lockheed Martin Corp....................................      16,571   1,754,455
Lyondell Petrochemical Co...............................      13,800     420,037
Manor Care, Inc.........................................       5,100     196,031
Martin Marietta Materials, Inc..........................       2,936     132,120
Masco Corp..............................................      11,700     707,850
Medusa Corp.............................................         700      43,925
Nabisco Holdings Corp...................................      10,200     367,837
National Service Industries, Inc........................       2,000     101,750
Nextel Communications, Inc. (b).........................      14,000     348,250
Norfolk Southern Corp...................................       9,600     286,200
Peco Energy Co..........................................      28,100     820,169
Pentair, Inc............................................       5,300     225,250
Philip Morris Companies, Inc............................      30,400   1,197,000
Praxair, Inc............................................       9,400     440,038
Raytheon Co., Class B...................................      13,500     798,187
Regions Financial Corp..................................       2,600     106,762
Reynolds & Reynolds Co..................................       9,900     180,056
Schering Plough Corp....................................       9,600     879,600
Seagate Technology, Inc. (b)............................       8,900     211,931
Sears, Roebuck and Co...................................      10,300     628,944
Southdown, Inc..........................................       2,000     142,750
St. Jude Medical, Inc. (b)..............................       5,000     184,062
Timken Co...............................................       1,800      55,462
Tyson Foods, Inc., Class A..............................      20,400     442,425
Ultramar Diamond Shamrock Corp..........................      11,390     359,497
US Bancorp..............................................      12,759     548,637
Vencor, Inc. (b)........................................      10,600      76,850
Ventas, Inc.............................................      10,600     146,413
Viad Corp...............................................       9,800     271,950
Wells Fargo & Co........................................       1,300     479,700
Westvaco Corp...........................................       2,350      66,388
Witco Corp..............................................       5,300     155,025
Xerox Corp..............................................      18,100   1,839,412
York International Corp.................................       6,200     270,088
                                                                     -----------
Total U.S. Equities (Cost $31,626,718)..................              38,169,776
                                                                     -----------
                                                             FACE
                                                            AMOUNT      VALUE
                                                          ---------- -----------
Bonds -- 45.33%
U.S. CORPORATE BONDS -- 11.60%
Archer Daniels, 6.950%, due 12/15/2027..................  $  995,000 $ 1,062,217
Capital One Bank, 6.830%, due 05/17/99..................   2,000,000   2,011,254
Chrysler Corp., 7.400%, due 08/01/2097..................     880,000     949,810
Continental Airlines, Inc., 974A, 6.900%, due 01/02/18..     950,000     988,171
Donaldson Lufkin & Jenrette FRN, 6.700%, due 06/30/00...     840,000     852,122
Enron Corp., 6.750%, due 08/01/09.......................     500,000     511,639
MBNA Global Capital Securities FRN, 6.519%, due 02/01/27
 .......................................................     215,000     199,836
News America Holdings, 7.750%, due 12/01/45.............   1,000,000   1,073,180
PanAmSat Corp., 144A, 6.000%, due 01/15/03..............     335,000     331,654

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                              FACE
                                                             AMOUNT     VALUE
                                                           ---------- ----------
Time Warner, Inc., 7.570%, due 02/01/24..................  $  790,000 $  855,316
USA Waste Services, 6.500%, due 12/15/02.................     720,000    724,262
                                                                      ----------
                                                                       9,559,461
                                                                      ----------
INTERNATIONAL DOLLAR BONDS -- 4.82%
Credit Suisse London, 144A, 7.900%, Resettable Perpetual
 Preferred...............................................   1,170,000  1,250,946
LKB Baden-Wuerttemberg Finance NV, 8.125%, due 01/27/00..     280,000    289,049
Montell Finance Co., 144A, 8.100%, due 03/15/27..........     610,000    732,450
Ras Laffan Liquefied Natural Gas Co., Ltd., 144A, 8.294%,
 due 03/15/14............................................     735,000    733,832
Southern Investments UK
 6.800%, due 12/01/06....................................     930,000    963,583
                                                                      ----------
                                                                       3,969,860
                                                                      ----------
MORTGAGE-BACKED SECURITIES -- 8.98%
Chase Manhattan Auto Owner Trust, 96-C, Class A4, 6.150%,
 due 03/15/02............................................   1,360,000  1,370,023
First Security Auto Grantor Trust, 98-A, Class A, 5.970%,
 due 04/15/04............................................     641,609    642,937
GE Capital Mortgage Services, Inc., 93-7F, Class FA3,
 6.500%, due 09/25/08....................................   1,425,922  1,429,344
Prudential Home Mortgage Securities, 93-43, Class A9,
 6.750%, due 10/25/23....................................   1,358,707  1,364,413
Residential Asset Securitization Trust,
 97-A11, Class A2, 7.000%, due 01/25/28..................     280,000    281,792
UCFC Home Equity Loan FRN , 97-C, Class A8, 5.888%, due
 09/15/27................................................   1,110,350  1,111,593
Morgan Stanley Capital, Inc., 97-WF1, Class A1, 6.830%,
 due 10/15/06............................................   1,168,264  1,201,560
                                                                      ----------
                                                                       7,401,662
                                                                      ----------
U.S. GOVERNMENT AGENCIES -- 17.04%
Federal Home Loan Mortgage Corp.
 8.000%, due 08/15/22....................................   1,980,000  2,119,077
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 05/01/23....................................     593,475    613,134
 9.000%, due 03/01/24....................................     283,051    303,153
Federal National Mortgage Association
 0.000%, due 09/25/22....................................     403,557    370,833
 7.000%, due 02/25/22....................................     702,093    737,267
 6.959%, due 08/01/07....................................   1,066,955  1,127,131
 6.789%, due 11/01/07....................................     501,822    525,032
 8.000%, due 12/18/11....................................   1,000,000  1,064,263
 6.500%, due 06/01/28....................................     250,000    248,925
Government National Mortgage Association
 8.000%, due 08/15/22....................................     738,633    765,179
 7.500%, due 08/15/23....................................     910,746    935,509
 7.500%, due 09/15/23....................................     961,998    988,155
 7.500%, due 12/15/23....................................     805,637    820,299
 7.375%, due 06/20/24....................................     491,583    503,818

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
Jordan Aid, 8.750%, due 09/01/19........................ $2,327,295 $ 2,926,108
                                                                    -----------
                                                                     14,047,883
                                                                    -----------
U.S. GOVERNMENT OBLIGATIONS -- 2.89%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00...................................  1,600,000   1,599,501
 6.625%, due 07/31/01...................................    400,000     412,000
 3.625%, due 01/15/08...................................    377,171     372,928
                                                                    -----------
                                                                      2,384,429
                                                                    -----------
Total U.S. Bonds (Cost $36,367,398).....................             37,363,295
                                                                    -----------
Short-Term Investments -- 12.58%
U.S. GOVERNMENT OBLIGATIONS -- 0.66%
U.S. Treasury Bill 5.236%, due 11/27/98.................    555,000     543,469
                                                                    -----------
COMMERCIAL PAPER -- 11.92%
Cincinnati Bell Inc., 6.601%, due 07/01/98..............  2,000,000   2,000,000
NGC Corp., 6.751%, due 07/01/98.........................  3,332,000   3,332,000
Raytheon Co., 6.998%, due 07/01/98......................  3,000,000   3,000,000
Tenneco Inc., 5.765%, due 07/17/98......................  1,500,000   1,496,168
                                                                    -----------
                                                                      9,828,168
                                                                    -----------
Total Short-Term Investments
 (Cost $10,371,394).....................................             10,371,637
                                                                    -----------
Total Investments
 (Cost $78,365,510)--104.21% (a)........................             85,904,708
                                                                    -----------
Liabilities, less cash and other
 assets--(4.21%)........................................             (3,467,537)
                                                                    -----------
Net Assets--100%........................................            $82,437,171
                                                                    ===========

               See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
12

                    U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $78,365,510; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $ 8,712,737
      Gross unrealized depreciation................................  (1,173,539)
                                                                    -----------
        Net unrealized appreciation................................ $ 7,539,198
                                                                    ===========

(b) Non-income producing security
FRN: Floating rate note--The rate disclosed is that in effect at June 30, 1998. 144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $3,048,882, or 3.70% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FUTURES CONTRACTS

The U.S. Balanced Fund had the following open futures contracts as of June 30, 1998:

                                 SETTLEMENT     COST/     CURRENT   UNREALIZED
                                    DATE       PROCEEDS    VALUE    GAIN/(LOSS)
                               -------------- ---------- ---------- -----------
      INTEREST RATE FUTURES
       BUY CONTRACTS
      5 Year U.S. Treasury
       Note, 83 contracts..... September 1998 $9,057,919 $9,104,062  $ 46,143
      10 Year U.S. Treasury
       Note, 17 contracts..... September 1998  1,915,893  1,935,344    19,451
      30 Year U.S. Treasury
       Bond, 7 contracts...... September 1998    842,576    865,156    22,580
      INDEX FUTURES SALE CON-
       TRACTS
      Standard & Poor's 500,
       49 contracts........... September 1998 13,860,157 14,001,750  (141,593)
                                                                     --------
        Total.................                                       $(53,419)
                                                                     ========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1998 was $543,469.



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $78,365,510).......................... $85,904,708
 Cash..............................................................      68,056
 Receivables:
  Investment securities sold.......................................   4,246,178
  Dividends........................................................      60,929
  Interest.........................................................     421,102
  Fund shares sold.................................................      66,040
  Variation margin.................................................     120,790
 Other assets......................................................       7,933
                                                                    -----------
    TOTAL ASSETS...................................................  90,895,736
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased..................................   1,470,055
  Fund shares redeemed.............................................   6,907,290
  Investment advisory fees.........................................      45,525
  Accrued expenses.................................................      35,695
                                                                    -----------
    TOTAL LIABILITIES..............................................   8,458,565
                                                                    -----------
NET ASSETS......................................................... $82,437,171
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid in capital................................................... $40,373,749
 Accumulated undistributed net investment income...................   1,337,239
 Accumulated net realized gain.....................................  33,240,404
 Net unrealized appreciation.......................................   7,485,779
                                                                    -----------
    NET ASSETS..................................................... $82,437,171
                                                                    ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $80,555,719 and 6,578,813 shares issued
   and outstanding)................................................ $     12.24
                                                                    ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,117 and 91 shares issued and outstanding).................... $     12.27
                                                                    ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,880,335 and 154,261 shares issued and outstanding)........... $     12.19
                                                                    ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

                    U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest......................................................... $  9,614,198
 Dividends........................................................    1,594,329
                                                                   ------------
    TOTAL INCOME..................................................   11,208,527
                                                                   ------------
EXPENSES:
 Advisory.........................................................    1,674,661
 Administration...................................................       79,503
 Distribution.....................................................        8,818
 Other............................................................      179,045
                                                                   ------------
    TOTAL EXPENSES................................................    1,942,027
    Expenses waived by Advisor....................................      (19,097)
                                                                   ------------
    NET EXPENSES..................................................    1,922,930
                                                                   ------------
    NET INVESTMENT INCOME ........................................    9,285,597
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................   47,884,782
  Futures contracts...............................................   (4,490,965)
                                                                   ------------
    Net realized gain.............................................   43,393,817
                                                                   ------------
 Change in net unrealized appreciation or depreciation on:
  Investments ....................................................  (20,526,001)
  Futures contracts...............................................    1,138,171
                                                                   ------------
    Change in net unrealized appreciation or depreciation.........  (19,387,830)
                                                                   ------------
 Net realized and unrealized gain.................................   24,005,987
                                                                   ------------
 Net increase in net assets resulting from operations............. $ 33,291,584
                                                                   ============



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                        YEAR          ENDED
                                                        ENDED        JUNE 30,
                                                    JUNE 30, 1998      1997
                                                    -------------  ------------
OPERATIONS:
 Net investment income............................. $  9,285,597   $  9,809,363
 Net realized gain.................................   43,393,817     16,067,241
 Change in net unrealized appreciation or deprecia-
  tion.............................................  (19,387,830)    10,534,773
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   33,291,584     36,411,377
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
  Brinson Class I..................................  (11,202,072)    (7,953,731)
  Brinson Class N..................................          (62)            --
  SwissKey Class...................................      (96,209)       (43,714)
Distributions from net realized gain:
  Brinson Class I..................................  (20,202,719)   (10,324,917)
  Brinson Class N..................................          (75)            --
  SwissKey Class...................................     (121,168)       (65,778)
                                                    ------------   ------------
Total distributions to shareholders................  (31,622,305)   (18,388,140)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................   58,797,856     80,528,530
 Shares issued on reinvestment of distributions....   31,535,417     18,312,423
 Shares redeemed................................... (294,075,195)   (60,962,669)
                                                    ------------   ------------
 Net increase (decrease) in net assets resulting
  from capital share
  transactions .................................... (203,741,922)    37,878,284
                                                    ------------   ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS........ (202,072,643)    55,901,521
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  284,509,814    228,608,293
                                                    ------------   ------------
 End of year (including accumulated undistributed
  net investment income of $1,337,239 and
  $3,271,123, respectively)........................ $ 82,437,171   $284,509,814
                                                    ============   ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16

                    U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                  YEAR ENDED JUNE 30,         DECEMBER 30, 1994*
                               -----------------------------       THROUGH
BRINSON CLASS I                 1998        1997      1996      JUNE 30, 1995
--------------------------------------------------------------------------------
Net asset value, beginning of
 period......................  $ 12.53    $  11.71  $  11.23       $  10.00
                               -------    --------  --------       --------
 Income from investment oper-
  ations:
  Net investment income......     0.49***     0.47      0.44           0.23
  Net realized and unrealized
   gain......................     0.93        1.29      1.04           1.16
                               -------    --------  --------       --------
    Total income from invest-
     ment operations.........     1.42        1.76      1.48           1.39
                               -------    --------  --------       --------
 Less distributions:
  Distributions from net in-
   vestment income...........    (0.77)      (0.40)    (0.43)         (0.16)
  Distributions from net re-
   alized gain...............    (0.94)      (0.54)    (0.57)            --
                               -------    --------  --------       --------
    Total distributions......    (1.71)      (0.94)    (1.00)         (0.16)
                               -------    --------  --------       --------
Net asset value, end of peri-
 od..........................  $ 12.24    $  12.53  $  11.71       $  11.23
                               =======    ========  ========       ========
Total return (non-
 annualized).................    12.19%      15.50%    13.52%         13.91%
Ratios/Supplemental Data:
 Net assets, end of period
  (in 000s)..................  $80,556    $282,860  $227,829       $157,724
 Ratio of expenses to average
  net assets:
  Before expense reimburse-
   ment......................     0.81%       0.88%     1.01%          1.06%**
  After expense reimburse-
   ment......................     0.80%       0.80%     0.80%          0.80%**
 Ratio of net investment in-
  come to average net assets:
  Before expense reimburse-
   ment......................     3.88%       3.78%     3.76%          4.36%**
  After expense reimburse-
   ment......................     3.89%       3.86%     3.97%          4.63%**
 Portfolio turnover rate.....      194%        329%      240%           196%
 Average commission rate paid
  per share..................  $0.0549     $0.0441  $ 0.0481            N/A

 *Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.
N/A = Not applicable

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                       YEAR*
                                                                       ENDED
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period..............................    $ 12.53
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.47**
  Net realized and unrealized gain................................       0.94
                                                                      -------
    Total income from investment operations.......................       1.41
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.73)
  Distributions from net realized gain............................      (0.94)
                                                                      -------
    Total distributions...........................................      (1.67)
                                                                      -------
Net asset value, end of period....................................    $ 12.27
                                                                      =======
Total return......................................................      12.15%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s)..............................    $     1
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.06%
  After expense reimbursement.....................................       1.05%
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       3.63%
  After expense reimbursement.....................................       3.64%
 Portfolio turnover rate..........................................        194%
 Average commission rate paid per share...........................    $0.0549

 *Commencement of Brinson Class N was June 30, 1997.
**The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18

                    U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                 JULY 31, 1995*
                                      YEAR ENDED    YEAR ENDED      THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 12.46       $ 11.67       $ 11.38
                                        -------       -------       -------
 Income from investment operations:
  Net investment income.............       0.42***       0.38          0.42
  Net realized and unrealized gain..       0.95          1.31          0.86
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       1.37          1.69          1.28
                                        -------       -------       -------
 Less distributions:
  Distributions from net investment
   income...........................      (0.70)        (0.36)        (0.42)
  Distributions from net realized
   gain.............................      (0.94)        (0.54)        (0.57)
                                        -------       -------       -------
    Total distributions.............      (1.64)        (0.90)        (0.99)
                                        -------       -------       -------
Net asset value, end of period......    $ 12.19       $ 12.46       $ 11.67
                                        =======       =======       =======
Total return (non-annualized).......      11.79%        14.99%        11.54%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $ 1,880       $ 1,649       $   779
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.31%         1.38%         1.51%**
  After expense reimbursement.......       1.30%         1.30%         1.30%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......       3.38%         3.28%         3.26%**
  After expense reimbursement.......       3.39%         3.36%         3.47%**
 Portfolio turnover rate............        194%          329%          240%
 Average commission rate paid per
  share.............................    $0.0549       $0.0441       $0.0481

  *Commencement of SwissKey Class
 **Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

================================================================================
 U.S. Equity Fund
================================================================================

[ART]


The U.S. Equity Fund is an actively managed fund invested in common stocks of U.S. corporations. The Fund is diversified by issue and industry; it is typically 70% invested in large capitalization stocks, with the remaining 30% in intermediate and small capitalization stocks. Investment strategies emphasize stock selection with attention to the management of factor and industry exposures.

Since its performance inception on February 28, 1994, the Brinson U.S. Equity Fund Class I has provided an annualized return of 23.11% compared to 23.38% for the Wilshire 5000 Equity Index. This performance was achieved at an annualized volatility of 11.42%, only slightly above the index volatility of 11.04%. For the first six months of 1998, the total return of the Brinson U.S. Equity Fund Class I was 13.67%, 180 basis points behind the 15.47% return for the Wilshire 5000 Equity Index. The following paragraphs review the sources of Fund underperformance in the first half of the year.

Market exposure (average beta of .95) detracted modestly from the Fund relative performance in the strong equity market environment which characterized the first half of 1998. Factor weightings generally subtracted from results. The most significant negative factor positions were the underweighting in the relative strength and size measures. The largest capitalization stocks continued to dominate market performance. Most of these stocks are perceived as high quality companies with predictable, sustainable growth rates, attributes that have been highly favored in an environment with increasing economic uncertainty exacerbated by Southeast Asian problems. The Fund has minimal exposure to these largest stocks because they appear to be relatively overvalued. Some positive benefit to Fund performance was derived from an underweighting in the price volatility and growth factors.

Industry weightings had the largest negative impact on active returns in the first half. The overweight in the tobacco industry detracted from performance as the industry continues to struggle with political and legal issues. Other negative industry positions were the overweights in the railroad, tire and rubber and paper industries, and the underweights in miscellaneous finance and retail industries. The non-health related consumer sector, especially the retail industry, was very strong in the first half of 1998 due to high employment levels combined with low inflation and the positive wealth effect associated with the strong stock market. However, our valuation work continues to suggest that consumer stock valuations already reflect this positive outlook and are not attractive, while many of the basic industries appear much more undervalued. A partial offset to these negative contributions were several positive industry positions including the underweights in energy, producer goods, and electronics.

Stock selection had a positive effect on the Fund for the first six months. Among large capitalization issues, the best performers were EMC Corp., Xerox, and Enron while the worst were Federal Express, Lockheed Martin and Corning. In the intermediate capitalization segment of the Fund, the most positive contributors were General Instrument, Comverse Technology and Peco Energy while the weakest were Nabisco Holdings, Harnischfeger and Nextel Communications.

U.S. Equity Fund

[ART]

Total Return

                                      6 months   1 year    3 years   2/28/94*
                                       ended      ended     ended      to
                                      6/30/98   6/30/98   6/30/98    6/30/98
-----------------------------------------------------------------------------
Brinson U.S. Equity Fund Class I       13.67%    21.48%    27.86%    23.11%
-----------------------------------------------------------------------------
Wilshire 5000 Index                    15.47%    28.86%    28.13%    23.38%
-----------------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Equity Fund Class I.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Equity Fund Class I and the Wilshire 5000 Index if you had invested $1,000,000 on February 28, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Equity Fund Class I
vs. Wilshire 5000 Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

              Brinson U.S. Equity Fund Class I        Wilshire 5000 Index
 6/30/94                 $  970,003                        $  947,285
12/31/94                    983,676                           991,086
 6/30/95                  1,178,023                         1,181,470
12/31/95                  1,382,877                         1,352,348
 6/30/96                  1,538,200                         1,491,254
12/31/96                  1,737,594                         1,639,211
 6/30/97                  2,028,487                         1,928,453
12/31/97                  2,167,878                         2,152,123
 6/30/98                  2,461,722                         2,484,991

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

U.S. Equity Fund

--------------------------------------------------------------------------------

[ART]

Total Return
--------------------------------------------------------------------------------

                                                            6 months    6/30/97*
                                                              ended       to
                                                             6/30/98    6/30/98
--------------------------------------------------------------------------------
Brinson U.S. Equity Fund Class N                              13.46%     21.10%
--------------------------------------------------------------------------------
Wilshire 5000 Index                                           15.47%     28.86%
--------------------------------------------------------------------------------

*Inception date of the Brinson U.S. Equity Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $1,000,000
--------------------------------------------------------------------------------

This chart shows the growth in the value of an investment in the Brinson U.S. Equity Fund Class N and the Wilshire 5000 Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Equity Fund Class N
vs. Wilshire 5000 Index

Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

            Brinson U.S. Equity Fund Class N    Wilshire 5000 Index
 6/30/97               1,000,000                     1,000,000
 8/31/97               1,034,580                     1,036,400
10/31/97               1,023,243                     1,060,998
12/31/97               1,067,291                     1,115,985
 2/28/98               1,168,071                     1,203,729
 4/30/98               1,222,103                     1,278,979
 6/30/98               1,210,968                     1,288,593

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.


U.S. Equity Fund

[ART APPEARS HERE]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
--------------------------------------------------------------------------------
U.S. EQUITIES
Energy................................................................   2.48%
Capital Investment
 Capital Goods........................................................  10.20
 Technology...........................................................   9.49
                                                                       ------
                                                                        19.69
Basic Industries
 Chemicals............................................................   4.35
 Housing/Paper........................................................   7.66
 Metals...............................................................   0.71
                                                                       ------
                                                                        12.72
Consumer
 Non-Durables.........................................................   6.84
 Retail/Apparel.......................................................   4.38
 Autos/Durables.......................................................   2.96
 Discretionary........................................................   0.77
 Health: Drugs........................................................   7.34
 Health: Non-Drugs....................................................   5.43
                                                                       ------
                                                                        27.72

Financial
 Banks................................................................   7.00%
 Non-Banks............................................................   7.00
                                                                       ------
                                                                        14.00
Utilities
 Electric.............................................................   5.95
 Telephone............................................................   0.90
                                                                       ------
                                                                         6.85
Transportation........................................................   8.05
Services/Misc.........................................................   6.33
                                                                       ------
    Total U.S. Equities...............................................  97.84*
                                                                       ------

SHORT-TERM INVESTMENTS................................................   1.49*
                                                                       ------
    TOTAL INVESTMENTS.................................................  99.33
                                                                       ------
CASH AND OTHER ASSETS,
 LESS LIABILITIES.....................................................   0.67
                                                                       ------
NET ASSETS............................................................ 100.00%
                                                                       ======

-------------------------------------------------------------------------------
* The Fund held a long position in stock index futures on June 30, 1998 which increased U.S. Equity exposure from 97.84% to 99.40% and reduced exposure to Short-Term Investments from 1.49% to -0.07%

Top Ten U.S. Equity Holdings
As of June 30, 1998
                                             Percent of
                                             Net Assets
-------------------------------------------------------
 1. Xerox Corp.                                 4.64%
 2. Lockheed Martin Corp.                       4.58
 3. Burlington Northern Santa Fe Corp.          4.23
 4. Aon Corp.                                   3.24
 5. FDX Corp.                                   3.11
 6. Philip Morris Companies, Inc.               3.09
 7. CIGNA Corp.                                 2.50
 8. Automatic Data Processing, Inc.             2.47
 9. Goodyear Tire & Rubber Co.                  2.39
10. Baxter International, Inc.                  2.27
-------------------------------------------------------

                    U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
                                                              ------- ----------
U.S. Equities -- 97.84%
Aetna Life & Casualty Co..................................... 108,500 $8,259,562
Allergan, Inc................................................ 167,600  7,772,450
Alza Corp. (b)............................................... 170,750  7,384,937
American Home Products Corp.................................. 168,300  8,709,525
Aon Corp..................................................... 305,200 21,440,300
Automatic Data Processing, Inc............................... 223,800 16,309,425
BankBoston Corp.............................................. 127,600  7,097,750
Baxter International, Inc.................................... 279,000 15,013,687
Beckman Coulter PLC..........................................  73,900  4,304,675
Bestfoods.................................................... 149,500  8,680,344
Biogen, Inc. (b).............................................  66,950  3,280,550
Birmingham Steel Corp........................................  68,350    845,831
Burlington Northern Santa Fe Corp............................ 284,900 27,973,619
Champion Enterprises, Inc. (b)...............................  51,900  1,524,562
Champion International Corp..................................  85,100  4,185,856
CIGNA Corp................................................... 239,950 16,556,550
Circuit City Stores-Circuit City Group....................... 252,200 11,821,875
Citicorp.....................................................   4,900    731,325
CMS Energy Corp.............................................. 220,450  9,699,800
Columbia/HCA Healthcare Corp.................................  44,900  1,307,712
Comerica, Inc................................................  70,450  4,667,312
Commscope, Inc. (b).......................................... 120,399  1,948,959
Comverse Technology, Inc. (b)................................  78,065  4,049,622
Consolidated Stores Corp.....................................  79,900  2,896,375
Corning, Inc................................................. 406,100 14,111,975
Covance, Inc. (b)............................................  85,850  1,931,625
Crown Cork & Seal Co., Inc...................................  81,200  3,857,000
Dial Corp....................................................  88,300  2,290,281
Eastman Chemical Co..........................................  94,050  5,854,612
EMC Corp. (b)................................................ 152,550  6,836,147
Enron Corp................................................... 189,400 10,239,437
Entergy Corp................................................. 510,100 14,665,375
FDX Corp. (b)................................................ 327,300 20,538,075
First American Corp. of Tennessee............................  44,700  2,151,188
First Data Corp.............................................. 413,030 13,759,062
First Security Corp..........................................  84,500  1,808,828
FirstEnergy Corp.............................................  34,605  1,064,104
Fleet Financial Group, Inc................................... 104,400  8,717,400
Fleetwood Enterprises, Inc...................................   3,800    152,000
Food Lion, Inc., Class A..................................... 331,100  3,517,937
Forest Laboratories, Inc. Class A (b)........................ 128,500  4,593,875
Fort James Corp.............................................. 219,200  9,754,400
Gannett Co., Inc.............................................  71,200  5,059,650
General Instrument Corp. (b)................................. 389,350 10,585,453
General Semiconductor, Inc. (b)..............................  88,175    870,728
Genzyme Corp. (b)............................................  68,950  1,762,534
Geon Co......................................................  47,050  1,079,209
Goodyear Tire & Rubber Co.................................... 245,200 15,800,075
Great Lakes Chemical Corp....................................  49,600  1,956,100
Harnischfeger Industries, Inc................................ 119,150  3,373,434
Health Care and Retirement Corp. (b).........................  76,850  3,030,772
Hibernia Corp................................................  94,850  1,914,784
IMC Global Inc...............................................  91,300  2,750,413
Informix Corp. (b)...........................................  91,000    719,469
Interpublic Group of Companies, Inc..........................  71,600  4,345,225
Kimberly Clark Corp.......................................... 314,850 14,443,744
Lafarge Corp.................................................  49,700  1,953,831
Lear Corp. (b)...............................................  73,550  3,774,034
Lockheed Martin Corp......................................... 286,076 30,288,297
Lyondell Petrochemical Co.................................... 231,750  7,053,891
Manor Care, Inc..............................................  87,500  3,363,281
Martin Marietta Materials, Inc...............................  50,107  2,254,815

                                                       SHARES      VALUE
                                                     ---------- ------------
Masco Corp..........................................    199,100 $ 12,045,550
Medusa Corp.........................................      8,000      502,000
Nabisco Holdings Corp...............................    174,000    6,274,875
National Service Industries, Inc....................     33,300    1,694,138
Nextel Communications, Inc. (b).....................    238,550    5,933,931
Norfolk Southern Corp...............................    160,400    4,781,925
Peco Energy Co......................................    476,500   13,907,844
Pentair, Inc........................................     90,300    3,837,750
Philip Morris Companies, Inc........................    519,150   20,441,531
Praxair, Inc........................................    158,100    7,401,056
Raytheon Co., Class B...............................    233,750   13,820,469
Regions Financial Corp..............................     43,800    1,798,538
Reynolds & Reynolds Co..............................     57,450    1,044,872
Schering Plough Corp................................    163,400   14,971,525
Seagate Technology, Inc. (b)........................    152,450    3,630,216
Sears, Roebuck and Co...............................    176,050   10,750,053
Southdown, Inc......................................     37,300    2,662,288
St. Jude Medical, Inc. (b)..........................     84,700    3,118,019
Timken Co...........................................     30,050      925,916
Tyson Foods, Inc., Class A..........................    347,550    7,537,491
Ultramar Diamond Shamrock Corp......................    194,218    6,130,006
US Bancorp..........................................    218,841    9,410,163
Vencor, Inc. (b)....................................    180,900    1,311,525
Ventas, Inc.........................................    180,900    2,498,681
Viad Corp...........................................    167,450    4,646,738
Wells Fargo & Co....................................     21,700    8,007,300
Westvaco Corp.......................................     40,800    1,152,600
Witco Corp..........................................     90,050    2,633,963
Xerox Corp..........................................    301,550   30,645,019
York International Corp.............................    106,400    4,635,050
                                                                ------------
Total U.S. Equities
 (Cost $530,151,977)................................             646,836,695
                                                                ------------
                                                        FACE
                                                       AMOUNT      VALUE
                                                     ---------- ------------
Short-Term Investments -- 1.49%
U.S. GOVERNMENT OBLIGATIONS -- 0.08%
U.S. Treasury Bill
 5.165%, due 11/27/98............................... $  500,000 $    489,612
                                                                ------------
COMMERCIAL PAPER -- 1.41%
Cincinnati Bell Inc.
 6.660%, due 07/01/98...............................  2,730,000    2,730,000
NGC Corp.
 6.7500%, due 07/01/98..............................  2,924,000    2,924,000
Raytheon Co.
 7.000%, due 07/01/98...............................  3,000,000    3,000,000
Texas Utilities Co.
 6.1000%, due 07/17/98..............................    675,000      673,170
                                                                ------------
                                                                   9,327,170
                                                                ------------
Total Short-Term Investments
 (Cost $9,816,564)..................................               9,816,782
                                                                ------------
Total Investments
 (Cost $539,968,541) -- 99.33% (a)..................             656,653,477
                                                                ------------
Cash and other assets,
 less liabilities -- 0.67%..........................               4,445,373
                                                                ------------
Net Assets -- 100%..................................            $661,098,850
                                                                ============

See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
24

                    U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $539,968,541; and net unrealized appreciation consisted of:

      Gross unrealized appreciation............................... $131,931,680
      Gross unrealized depreciation...............................  (15,246,744)
                                                                   ------------
        Net unrealized appreciation............................... $116,684,936
                                                                   ============

(b) Non-income producing security

FUTURES CONTRACTS

The U.S. Equity Fund had the following open index futures contracts as of June 30, 1998:

                                 SETTLEMENT      COST/      CURRENT   UNREALIZED
                                    DATE       PROCEEDS      VALUE       GAIN
                               -------------- ----------- ----------- ----------
      INDEX FUTURES BUY CON-
       TRACTS
      Standard & Poor's 500,
       36 contracts........... September 1998 $10,190,052 $10,287,000  $96,948
                                                                       =======

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1998 was $489,612.



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $539,968,541) ....................... $656,653,477
 Cash.............................................................      211,911
 Receivables:
  Investment securities sold......................................    2,290,931
  Dividends.......................................................    1,036,060
  Fund shares sold................................................    4,436,998
 Other assets.....................................................       19,339
                                                                   ------------
    TOTAL ASSETS..................................................  664,648,716
                                                                   ------------
LIABILITIES:
 Payables:
  Investment securities purchased.................................    1,521,040
  Fund shares redeemed............................................    1,505,921
  Investment advisory fees .......................................      372,011
  Accrued expenses................................................       74,394
  Variation margin ...............................................       76,500
                                                                   ------------
    TOTAL LIABILITIES.............................................    3,549,866
                                                                   ------------
NET ASSETS........................................................ $661,098,850
                                                                   ============
NET ASSETS CONSIST OF:
 Paid in capital ................................................. $515,109,561
 Accumulated undistributed net investment income..................    1,242,787
 Accumulated net realized gain....................................   27,964,618
 Net unrealized appreciation......................................  116,781,884
                                                                   ------------
    NET ASSETS.................................................... $661,098,850
                                                                   ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $605,767,723 and 30,426,776 shares is-
   sued and outstanding) ......................................... $      19.91
                                                                   ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $268,269 and 13,497 shares issued and outstanding) ............ $      19.88
                                                                   ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $55,062,858 and 2,776,912 shares issued
   and outstanding) .............................................. $      19.83
                                                                   ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26

                    U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends........................................................ $  9,615,819
 Interest.........................................................      766,543
                                                                   ------------
    TOTAL INCOME..................................................   10,382,362
                                                                   ------------
EXPENSES:
 Advisory ........................................................    3,792,120
 Administration...................................................      247,167
 Distribution ....................................................      254,241
 Other............................................................      297,092
                                                                   ------------
    TOTAL EXPENSES................................................    4,590,620
                                                                   ------------
    NET INVESTMENT INCOME.........................................    5,791,742
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain on:
  Investments.....................................................   41,062,216
  Futures contracts...............................................    3,068,863
                                                                   ------------
    Net realized gain ............................................   44,131,079
                                                                   ------------
 Change in net unrealized appreciation or depreciation on:
  Investments ....................................................   58,415,670
  Futures contracts ..............................................     (137,787)
                                                                   ------------
    Change in net unrealized appreciation or depreciation.........   58,277,883
                                                                   ------------
 Net realized and unrealized gain ................................  102,408,962
                                                                   ------------
 Net increase in net assets resulting from operations............. $108,200,704
                                                                   ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR          YEAR
                                                       ENDED         ENDED
                                                      JUNE 30,        JUNE
                                                        1998        30, 1997
                                                    ------------  ------------
OPERATIONS:
 Net investment income............................. $  5,791,742  $  2,268,618
 Net realized gain ................................   44,131,079    21,580,018
 Change in net unrealized appreciation or deprecia-
  tion ............................................   58,277,883    40,886,740
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................  108,200,704    64,735,376
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
   Brinson Class I.................................   (4,978,081)   (1,717,943)
   Brinson Class N.................................         (832)           --
   SwissKey Class..................................     (249,586)      (87,137)
 Distributions from net realized gain:
   Brinson Class I.................................  (28,383,478)  (12,393,329)
   Brinson Class N.................................          (64)           --
   SwissKey Class..................................   (2,678,143)     (838,501)
                                                    ------------  ------------
 Total distributions to shareholders...............  (36,290,184)  (15,036,910)
                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  346,081,960   212,394,882
 Shares issued on reinvestment of distributions....   33,981,329    14,138,565
 Shares redeemed................................... (163,864,419)  (34,971,198)
                                                    ------------  ------------
 Net increase in net assets resulting from capital
  share transactions ..............................  216,198,870   191,562,249
                                                    ------------  ------------
    TOTAL INCREASE IN NET ASSETS...................  288,109,390   241,260,715
                                                    ------------  ------------
NET ASSETS:
 Beginning of year.................................  372,989,460   131,728,745
                                                    ------------  ------------
 End of year (including accumulated undistributed
  net investment income of $1,242,787 and $679,544,
  respectively).................................... $661,098,850  $372,989,460
                                                    ============  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28

                    U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                 YEAR ENDED JUNE 30,             FEBRUARY 22, 1994*
                          -------------------------------------       THROUGH
BRINSON CLASS I             1998      1997      1996     1995      JUNE 30, 1994
-----------------------------------------------------------------------------------
Net asset value, begin-
 ning of period.........  $  17.64  $  14.59  $  11.53  $  9.65        $10.00
                          --------  --------  --------  -------        ------
 Income from investment
  operations:
  Net investment income.      0.19      0.15      0.17     0.16          0.05
  Net realized and
   unrealized gain
   (loss)...............      3.39      4.27      3.31     1.89         (0.36)
                          --------  --------  --------  -------        ------
    Total income (loss)
     from investment
     operations.........      3.58      4.42      3.48     2.05         (0.31)
                          --------  --------  --------  -------        ------
 Less distributions:
  Distributions from net
   investment income....     (0.18)    (0.14)    (0.17)   (0.14)        (0.04)
  Distributions from net
   realized gain........     (1.13)    (1.23)    (0.25)   (0.03)          --
                          --------  --------  --------  -------        ------
    Total distributions.     (1.31)    (1.37)    (0.42)   (0.17)        (0.04)
                          --------  --------  --------  -------        ------
Net asset value, end of
 period.................  $  19.91  $  17.64  $  14.59  $ 11.53        $ 9.65
                          ========  ========  ========  =======        ======
Total return (non-
 annualized)............     21.48%    31.87%    30.57%   21.45%        (3.10)%
Ratios/Supplemental data
 Net assets, end of pe-
  riod (in 000s)........  $605,768  $337,949  $126,342  $42,573        $8,200
 Ratio of expenses to
  average net assets:
  Before expense reim-
   bursement............      0.80%     0.89%     1.14%    1.70%         5.40% **
  After expense reim-
   bursement............       N/A      0.80%     0.80%    0.80%         0.80% **
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement............      1.12%     1.06%     1.13%    1.09%        (2.82)%**
  After expense reim-
   bursement............       N/A      1.15%     1.47%    1.99%         1.78% **
 Portfolio turnover
  rate..................        42%       43%       36%      33%            9%
 Average commission rate
  paid per share........  $ 0.0469  $ 0.0422  $ 0.0457      N/A           N/A

 *Commencement of investment operations
**Annualized
N/A = Not applicable

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                    YEAR ENDED
BRINSON CLASS N                                                   JUNE 30, 1998*
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................    $ 17.64
                                                                     -------
 Income from investment operations:
  Net investment income..........................................       0.15
  Net realized and unrealized gain...............................       3.37
                                                                     -------
    Total income from investment operations......................       3.52
                                                                     -------
 Less distributions:
  Distributions from net investment income.......................      (0.15)
  Distributions from net realized gain...........................      (1.13)
                                                                     -------
    Total distributions..........................................      (1.28)
                                                                     -------
Net asset value, end of period...................................    $ 19.88
                                                                     =======
Total return.....................................................      21.10%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................    $   268
 Ratio of expenses to average net assets.........................       1.05%
 Ratio of net investment income to average net assets............       0.87%
 Portfolio turnover rate.........................................         42%
 Average commission rate paid per share..........................    $0.0469

 *Commencement of Brinson Class N was June 30, 1997


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30

                    U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                 JULY 31, 1995*
                                      YEAR ENDED    YEAR ENDED      THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 17.59       $ 14.58       $ 11.94
                                        -------       -------       -------
 Income from investment operations:
  Net investment income.............       0.09          0.11          0.10
  Net realized and unrealized gain..       3.38          4.22          2.92
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       3.47          4.33          3.02
                                        -------       -------       -------
 Less distributions:
  Distributions from net investment
   income...........................      (0.10)        (0.09)        (0.13)
  Distributions from net realized
   gain.............................      (1.13)        (1.23)        (0.25)
                                        -------       -------       -------
    Total distributions.............      (1.23)        (1.32)        (0.38)
                                        -------       -------       -------
Net asset value, end of period......    $ 19.83       $ 17.59       $ 14.58
                                        =======       =======       =======
Total return (non-annualized).......      20.80%        31.28%        25.70%
Ratios/Supplemental Data:
 Net assets, end of period (in
  000s).............................    $55,063       $35,039       $ 5,387
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.32%         1.41%         1.66%**
  After expense reimbursement.......        N/A          1.32%         1.32%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......       0.60%         0.54%         0.61%**
  After expense reimbursement.......        N/A          0.63%         0.95%**
 Portfolio turnover rate............         42%           43%           36%
 Average commission rate paid per
  share.............................    $0.0469       $0.0422       $0.0457

 *Commencement of SwissKey Class
**Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

================================================================================
 U.S. Large Capitalization Equity Fund
================================================================================

[ART]


The U.S. Large Capitalization Equity Fund is an actively managed portfolio that invests in common stocks of the largest U.S. corporations. Issues are selected from a universe of less than 300 of the largest capitalization domestic stocks collectively comprising 65% of the value of the U.S. equity market.

Since its performance inception on April 30, 1998, the Brinson U.S. Large Capitalization Equity Fund Class I has provided an annualized return of -0.13% compared to 2.25% for its benchmark, the S&P 500 Equity Index. The discussion below focuses on Brinson's management of Large Capitalization Equities during the first half of 1998. Please note that the Fund's commencement of operations was during the second quarter of 1998.

Market exposure (average beta of .98) modestly detracted from relative performance in the strong equity market environment which characterized the first half of 1998. Other broad factor positions had a negative effect on performance. The most significant negative factor position was the underweighting in relative strength (price momentum) and the size measure. The strongest relative performance within the stock market was posted by the largest capitalization companies. The Fund has minimal exposure to these largest companies because they appear to be relatively overvalued. The Fund benefited from an underweight in the price volatility and growth factors.

Industry weightings were a negative contributor to relative results year-to-date. The Fund was negatively impacted by an overweight in tobacco stocks, which have been impacted by adverse legislative and litigation developments, and in chemicals, which have suffered from cyclical earnings problems. Fund results were also hurt by the overweight in the railroad industry which has been hurt by Union Pacific operational snafus and the resultant threat of punitive regulatory actions. These negative influences were only partially offset by the positive impact of the underweight in energy, where our analysis continues to produce lackluster value rankings for most stocks despite the dramatic declines in oil prices. The Fund was also positively impacted by an underweight in producer goods and electronics, particularly PC-related technology.

Stock selection had a positive effect on the Fund for the first six months. The best performers were EMC Corp., Xerox, Enron, Schering Plough and Burlington Northern, while the worst were Federal Express, Lockheed Martin, Corning, Kimberly Clark and Baxter.

U.S. Large Capitalization Equity Fund


[ART]


Total Return
                                                                       4/30/98*
                                                                      to 6/30/98
--------------------------------------------------------------------------------
Brinson U.S. Large Capitalization Equity Fund Class I                     -0.13%
--------------------------------------------------------------------------------
S&P 500 Equity Index                                                       2.25
--------------------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Large Capitalization Equity Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Capitalization Equity Fund Class I and the S&P 500 Equity Index if you had invested $1,000,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson U.S. Large Capitalization Equity Fund Class I vs. S&P 500 Equity Index

Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                Brinson U.S. Large
              Capitalization Equity
                  Fund Class I          S&P 500 Index

4/30/98             1000000                1000000
5/31/98              983723                 982610
6/30/98              998652                1022524


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

 U.S. Large Capitalization Equity Fund

[ART]

  Total Return

                                                         4/30/98*
                                                        to 6/30/98
-------------------------------------------------------------------
Brinson U.S. Large Capitalization Equity Fund Class N      -0.37%
-------------------------------------------------------------------
S&P 500 Equity Index                                        2.25
-------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Large Capitalization Equity Fund Class N.
Total return includes reinvestment of all capital gain and income distributions.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Capitalization Equity Fund Class N and the S&P 500 Equity Index if you had invested $1,000,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Large Capitalization Equity Fund Class N vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                    Brinson U.S.
                Large Capitalization
                   Equity Fund-N            S&P 500 Equity Index
4/30/98              1,000,000                  1,000,000
5/31/98                983,723                    982,610
6/30/98                996,297                  1,022,524

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

U.S. Large Capitalization Equity Fund

[ART APPEARS HERE]

Industry Diversification
As a Percent of Net Assets
As of June 30, 1998

U.S. EQUITIES
Basic Industries
 Chemicals.........................   1.65%
 Housing/Paper.....................   5.95
 Metals............................   0.85
                                    ------
                                      8.45
Capital Investment
 Capital Goods.....................   9.66
 Technology........................   9.17
                                    ------
                                     18.83
Consumer
 Autos/Durables....................   3.50
 Discretionary.....................   0.97
 Health: Drugs.....................   8.42
 Health: Non-Drugs.................   4.09
 Non-Durables......................   6.46
 Retail/Apparel....................   2.38
                                    ------
                                     25.82

Energy.............................   2.27%
Financial
 Banks.............................   8.42
 Non-Banks.........................   9.98
                                    ------
                                     18.40
Transportation.....................  11.85
Services/Miscellaneous.............   6.65
Utilities
 Electric..........................   2.52
                                    ------
   Total U.S. Equities.............  94.79*

SHORT-TERM INVESTMENTS.............   5.09*
                                    ------
   TOTAL INVESTMENTS...............  99.88
CASH AND OTHER ASSETS,
 LESS LIABILITIES..................   0.12
                                    ------
NET ASSETS......................... 100.00%
                                    ======

* The Fund held a long position in stock index futures on June 30, 1998 which increased U.S. equity exposure from 94.79% to 98.32% and reduced exposure to short-term investments from 5.09% to 1.56%.

Top 10 U.S. Equity Holdings
As of June 30, 1998

                                          Percent of
                                          Net Assets
----------------------------------------------------
 1. Xerox Corp.                              6.84%
 2. Lockheed Martin Corp.                    6.74
 3. Burlington Northern Santa Fe Corp.       6.19
 4. Aon Corp.                                4.77
 5. FDX Corp.                                4.57
 6. Philip Morris Companies, Inc.            4.52
 7. Automatic Data Processing, Inc.          3.60
 8. Goodyear Tire & Rubber Co.               3.50
 9. CIGNA Corp.                              3.37
10. Schering Plough Corp.                    3.34
----------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                             ------ -----------
U.S. Equities -- 94.79%
Aetna Life & Casualty Co....................................  3,900 $   296,888
American Home Products Corp.................................  6,100     315,675
Aon Corp.................................................... 11,000     772,750
Automatic Data Processing, Inc..............................  8,000     583,000
BankBoston Corp.............................................  3,600     200,250
Baxter International, Inc................................... 10,000     538,125
Bestfoods...................................................  5,400     313,538
Burlington Northern Santa Fe Corp........................... 10,200   1,001,512
CIGNA Corp..................................................  7,900     545,100
Citicorp....................................................    300      44,775
Columbia/HCA Healthcare Corp................................  1,900      55,338
Comerica, Inc...............................................  2,500     165,625
Corning, Inc................................................ 14,600     507,350
Covance, Inc. (b)...........................................  3,100      69,750
Crown Cork & Seal Co., Inc..................................  2,900     137,750
EMC Corp. (b)...............................................  5,500     246,469
Enron Corp..................................................  6,800     367,625
Entergy Corp................................................ 14,200     408,250
FDX Corp. (b)............................................... 11,800     740,450
First Data Corp............................................. 14,800     493,025
Fleet Financial Group, Inc..................................  3,800     317,300
Gannett Co., Inc............................................  2,200     156,338
Goodyear Tire & Rubber Co...................................  8,800     567,050
Kimberly Clark Corp......................................... 11,500     527,562
Lockheed Martin Corp........................................ 10,300   1,090,512
Masco Corp..................................................  7,200     435,600
Norfolk Southern Corp.......................................  5,900     175,894
Philip Morris Companies, Inc................................ 18,600     732,375
Praxair, Inc................................................  5,700     266,831
Raytheon Co., Class B.......................................  8,000     473,000
Schering Plough Corp........................................  5,900     540,587
Seagate Technology, Inc. (b)................................  5,500     130,969
Sears, Roebuck and Co.......................................  6,300     384,694
US Bancorp..................................................  7,900     339,700
Wells Fargo & Co............................................    800     295,200
Xerox Corp.................................................. 10,900   1,107,712
                                                                    -----------
Total U.S. Equities Stock (Cost $15,532,291)................         15,344,569
                                                                    -----------

                                                             FACE
                                                            AMOUNT     VALUE
                                                           -------- -----------
Short-Term Investments -- 5.09%
COMMERCIAL PAPER -- 5.09%
NGC Corp., 6.750%, due 07/01/98........................... $424,000 $   424,000
Raytheon Co., 7.000%, due 07/01/98........................  400,000     400,000
                                                                    -----------
Total Short-Term Investments
 (Cost $824,000)..........................................              824,000
                                                                    -----------
Total Investments
 (Cost $16,356,291) -- 99.88% (a).........................           16,168,569
                                                                    -----------
Cash and other assets, less
 liabilities -- 0.12%.....................................               18,804
                                                                    -----------
Net Assets -- 100%........................................          $16,187,373
                                                                    ===========

See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
36

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $16,356,291; and net unrealized depreciation consisted of:

      Gross unrealized appreciation................................. $ 317,890
      Gross unrealized depreciation.................................  (505,612)
                                                                     ---------
        Net unrealized depreciation................................. $(187,722)
                                                                     =========

(b) Non-income producing security

FUTURES CONTRACTS

The U.S. Large Capitalization Equity Fund had the following open futures contracts as of June 30, 1998:

                                       SETTLEMENT    COST/   CURRENT  UNREALIZED
                                          DATE      PROCEEDS  VALUE      GAIN
                                     -------------- -------- -------- ----------
      INDEX FUTURES BUY CONTRACTS
      Standard & Poor's 500, 2 con-
       tracts......................  September 1998 $562,464 $571,500   $9,036
                                                                        ======

The segregated cash pledged to cover margin requirements for the open futures positions at June 30, 1998 was $20,100.




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $16,356,291)......................... $16,168,569
 Cash.............................................................      25,077
 Receivables:
  Dividends.......................................................      26,247
  Due from Advisor................................................       2,759
  Fund shares sold................................................      41,691
 Other assets.....................................................      35,562
                                                                   -----------
    TOTAL ASSETS..................................................  16,299,905
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................      56,256
  Variation margin................................................       4,250
  Accrued expenses................................................      52,026
                                                                   -----------
    TOTAL LIABILITIES.............................................     112,532
                                                                   -----------
NET ASSETS........................................................ $16,187,373
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $16,423,723
 Accumulated undistributed net investment income..................      11,637
 Accumulated net realized loss....................................     (69,301)
 Net unrealized depreciation......................................    (178,686)
                                                                   -----------
    NET ASSETS.................................................... $16,187,373
                                                                   ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $153,503 and 15,666 shares issued and
   outstanding)................................................... $      9.80
                                                                   ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $16,032,852 and 1,638,635 shares issued and outstanding)....... $      9.78
                                                                   ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,018 and 104 shares issued and outstanding).................. $      9.79
                                                                   ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
38

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1998*

INVESTMENT INCOME:
 Dividends.......................................................... $  49,557
 Interest...........................................................    14,677
                                                                     ---------
    TOTAL INCOME....................................................    64,234
                                                                     ---------
EXPENSES:
 Advisory...........................................................    21,230
 Professional.......................................................    10,880
 Distribution.......................................................     7,537
 Other..............................................................    16,142
                                                                     ---------
    TOTAL EXPENSES..................................................    55,789
    Expenses waived and reimbursed by Advisor.......................   (23,989)
                                                                     ---------
    NET EXPENSES....................................................    31,800
                                                                     ---------
    NET INVESTMENT INCOME ..........................................    32,434
                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.......................................................   (71,182)
  Futures contracts.................................................     1,881
                                                                     ---------
    Net realized loss...............................................   (69,301)
                                                                     ---------
 Change in net unrealized appreciation or depreciation on:
  Investments.......................................................  (187,722)
  Futures contracts.................................................     9,036
                                                                     ---------
 Change in net unrealized appreciation or depreciation..............  (178,686)
                                                                     ---------
 Net realized and unrealized loss...................................  (247,987)
                                                                     ---------
 Net decrease in net assets resulting from operations............... $(215,553)
                                                                     =========

*The Fund commenced operations on April 6, 1998.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    APRIL 6,
                                                                  1998* THROUGH
                                                                  JUNE 30, 1998
OPERATIONS:                                                       -------------
 Net investment income...........................................  $    32,434
 Net realized loss...............................................      (69,301)
 Change in net unrealized appreciation or depreciation...........     (178,686)
                                                                   -----------
 Net decrease in net assets resulting from operations............     (215,553)
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I................................................         (191)
  Brinson Class N................................................      (20,605)
  SwissKey Class.................................................           (1)
                                                                   -----------
 Total distributions to shareholders.............................      (20,797)
                                                                   -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.....................................................   16,922,491
 Shares issued on reinvestment of distributions..................       20,775
 Shares redeemed.................................................     (519,553)
                                                                   -----------
 Net increase in net assets resulting from capital share
  transactions...................................................   16,423,713
                                                                   -----------
    TOTAL INCREASE IN NET ASSETS.................................   16,187,363
                                                                   -----------
NET ASSETS:
 Beginning of period.............................................           10
                                                                   -----------
 End of period (including accumulated undistributed net invest-
  ment
  income of $11,637).............................................  $16,187,373
                                                                   ===========

*Commencement of investment operations


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                  APRIL 6, 1998*
                                                                     THROUGH
BRINSON CLASS I                                                   JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................    $ 10.00
                                                                     -------
 Income from investment operations:
  Net investment income..........................................       0.02
  Net realized and unrealized loss...............................      (0.20)
                                                                     -------
    Total loss from investment operations........................      (0.18)
                                                                     -------
 Less distributions:
  Distributions from net investment income.......................      (0.02)
  Distributions from net realized gain...........................        --
                                                                     -------
    Total distributions..........................................      (0.02)
                                                                     -------
Net asset value, end of period...................................    $  9.80
                                                                     =======
Total return (non-annualized)....................................      (1.83)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................       $154
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................       1.59%**
  After expense reimbursement....................................       0.80%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................       0.52%**
  After expense reimbursement....................................       1.31%**
 Portfolio turnover rate.........................................         12%
 Average commission rate paid per share..........................    $0.0350

*Commencement of investment operations
 **Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                     APRIL 6,
                                                                   1998* THROUGH
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period..............................    $ 10.00
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.02
  Net realized and unrealized loss................................      (0.23)
                                                                      -------
    Total loss from investment operations.........................      (0.21)
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.01)
  Distributions from net realized gain............................        --
                                                                      -------
    Total distributions...........................................      (0.01)
                                                                      -------
Net asset value, end of period....................................    $  9.78
                                                                      =======
Total return (non-annualized).....................................      (2.02)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s)..............................    $16,033
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.84%**
  After expense reimbursement.....................................       1.05%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       0.27%**
  After expense reimbursement.....................................       1.06%**
 Portfolio turnover rate..........................................         12%
 Average commission rate paid per share...........................    $0.0350

  *Commencement of investment operations.
 **Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                  APRIL 6, 1998*
                                                                     THROUGH
SWISSKEY CLASS                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................    $ 10.00
                                                                     -------
 Income from investment operations:
  Net investment income..........................................       0.02
  Net realized and unrealized loss...............................      (0.22)
                                                                     -------
    Total loss from investment operations........................      (0.20)
                                                                     -------
 Less distributions:
  Distributions from net investment income.......................      (0.01)
  Distributions from net realized gain...........................        --
                                                                     -------
    Total distributions..........................................      (0.01)
                                                                     -------
Net asset value, end of period...................................    $  9.79
                                                                     =======
Total return (non-annualized)....................................      (2.06)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................    $     1
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................       2.11%**
  After expense reimbursement....................................       1.32%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................       0.00%**
  After expense reimbursement....................................       0.79%**
 Portfolio turnover rate.........................................         12%
 Average commission rate paid per share..........................    $0.0350

*Commencement of investment operations
**Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 U.S. Bond Fund

[ART]

The U.S. Bond Fund is an actively managed diversified portfolio of U.S. dollar-denominated investment-grade fixed income securities. Macroeconomic and monetary analysis are the key elements in our strategy. We develop expectations about the returns on U.S. bonds based on the divergence of current market yields from our estimates of equilibrium yields. Relative value analysis serves as the basis of both our sector and individual security selection.

The first half of 1998 in U.S. fixed income markets was characterized by unusually low volatility, stable short-term interest rates and modestly declining long-term interest rates. The Federal Reserve's overnight funds target rate has not changed in the past fifteen months. Inflation has remained stable at historically low levels despite robust economic growth and a tight labor market. Higher domestic productivity and lower import prices due to a strong dollar and troubled foreign economies has allowed the U.S. economy to continue to grow without an acceleration in inflation.

The Brinson U.S. Bond Fund Class I has produced an annualized return of 7.97% since its inception on August 31, 1995, compared to an 8.01% return for the Salomon Brothers Broad Investment Grade Bond Index. The annualized volatility of returns for the Fund was 4.16% compared to 3.46% for the index. In the most recent six month period the Fund returned 3.77% relative to a 3.97% return for the index.

  Industry Diversification
As a Percent of Net Assets
As of June 30, 1998
--------------------------------------------------------------------------------

U.S. BONDS
Corporate Bonds
 Airlines..........................................................     0.18%
 Asset-Backed......................................................     5.50
 Banks.............................................................     1.35
 Business and Public Service.......................................     0.97
 CMO...............................................................     8.78
 Consumer..........................................................     0.50
 Energy............................................................     1.40
 Financial Services................................................     4.27
 Industrial Components.............................................     4.25
 Real Estate.......................................................     0.54
 Telecommunications................................................     1.38
                                                                     -------
    Total U.S. Corporate Bonds.....................................    29.12

U.S. Government Agencies...........................................    25.30
U.S. Government Obligations........................................    25.05
International Dollar Bonds.........................................     7.10
                                                                     -------
    Total U.S. Bonds...............................................    86.57
                                                                     -------
SHORT-TERM INVESTMENTS.............................................    11.58
                                                                     -------
    TOTAL INVESTMENTS..............................................    98.15
CASH AND OTHER ASSETS, LESS LIABILITIES............................     1.85
                                                                     -------
NET ASSETS.........................................................   100.00%
                                                                     =======
--------------------------------------------------------------------------------

U.S. Bond Fund

[ART]

 Total Return
                                                  6 months    1 year      Annualized
                                                   ended       ended      8/31/95* to
                                                  6/30/98     6/30/98       6/30/98
-------------------------------------------------------------------------------------
Brinson U.S. Bond Fund Class I                     3.77%      10.60%         7.97%
-------------------------------------------------------------------------------------
Salomon Brothers Broad Investment
 Grade (BIG) Bond Index                            3.97       10.59          8.01
-------------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Bond Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.


  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Bond Fund Class I and the Salomon Brothers Broad Investment Grade (BIG) Bond Index if you had invested $1,000,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Bond Fund Class I
vs. Salomon Brothers BIG Bond Index
Wealth Value with Dividends Reinvested


[GRAPH APPEARS HERE]

               BRINSON U.S. BOND   SALOMON BROTHERS
                 FUND CLASS I       BIG BOND INDEX

 8/31/95          1,000,000           1,000,000

12/31/95          1,054,932           1,053,220

 6/30/96          1,035,997           1,040,029

12/31/96          1,092,169           1,091,411

 6/30/97          1,123,558           1,124,790

12/31/97          1,197,458           1,196,413

 6/30/98          1,242,614           1,243,892


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

U.S. Bond Fund

[ART APPEARS HERE]

Total Return

                                                            6 months    6/30/97
                                                              ended       to
                                                             6/30/98    6/30/98
--------------------------------------------------------------------------------
Brinson U.S. Bond Fund Class N                                  3.55%     10.30%
--------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade (BIG) Bond Index        3.97      10.59
--------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Bond Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Bond Fund Class N and the Salomon Brothers Broad Investment Grade (BIG) Bond Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Bond Fund Class N
vs. Salomon Brothers BIG Bond Index

Wealth Value with Dividends Reinvested

                             [GRAPH APPEARS HERE]

                                 Brinson U.S. Bond Fund     Salomon Brothers BIG
                                        Class N                  Bond Index
--------------------------------------------------------------------------------
6/30/97                                $1,000,000                $1,000,000
8/31/97                                 1,021,484                 1,018,267
10/31/97                                1,049,805                 1,048,011
12/31/97                                1,065,178                 1,063,676
2/28/98                                 1,076,488                 1,076,644
4/30/98                                 1,084,714                 1,086,463
6/30/98                                 1,103,029                 1,105,887
--------------------------------------------------------------------------------

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

                    U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT      VALUE
                                                          ---------- -----------
Bonds -- 86.57%
U.S. CORPORATE BONDS -- 29.12%
Aetna Services Inc., 6.970%, due 08/15/36...............  $  235,000 $   242,980
Bellsouth Savings & Employee ESOP, 9.125%, due 07/01/03.      81,528      88,101
Capital One Bank, 6.830%, due 05/17/99..................     359,000     361,020
Chase Mortgage Finance Corp., 93-J1, Class 1A5, 6.625%,
 due 08/25/09...........................................      65,055      64,776
Chemical Mortgage Securities, Inc., 93-1, Class A5,
 7.450%, due 02/25/23...................................     785,000     794,925
Chesapeake & Potomac Telephone of Maryland, 8.000%, due
 10/15/29...............................................      87,000     107,317
Chrysler Corp., 7.400%, due 08/01/97....................     223,000     240,690
Citicorp Mortgage Securities, Inc., 94-9, Class A8,
 5.750%, due 06/25/09...................................      97,953      93,170
Comcast Cable Communications,
 8.500%, due 05/01/27...................................     300,000     361,420
Con Edison, 6.450%, due 12/01/07........................     300,000     306,595
Continental Airlines Inc., 98-1B,
 6.748%, due 09/15/18...................................      75,000      76,252
Countrywide Funding Corp. FRN,
 5.880%, due 12/01/03...................................     250,000     248,125
CS First Boston Mortgage Securities Corp., 7.150%, due
 08/20/06...............................................     245,000     257,556
Dayton Hudson Credit Card Master Trust, 95-1, Class A,
 6.100%, due 02/25/02...................................     218,000     218,266
DLJ Mortgage Acceptance Corp., 98-2, 6.500%, due
 08/19/28...............................................     520,000     513,500
First Bank Corporate Card Master Trust, 97-1, Class A,
 6.400%, due 02/15/03...................................     155,000     157,791
GE Capital Mortgage Services, Inc., 97-HE4, Class A7,
 6.735%, due 12/25/28...................................     410,000     417,552
General Motors Acceptance Corp.,
 6.375%, due 12/01/01...................................     400,000     404,522
General Motors Acceptance Corp.,
 9.625%, due 12/15/01...................................     294,000     326,490
GreenTree Financial Corp., 94-5, Class A5, 8.300%, due
 11/15/19...............................................     320,000     352,659
Interamer Development Bank,
 6.800%, due 10/15/25...................................     100,000     111,784
Lehman Brothers Holdings,
 7.250%, due 04/15/03...................................     225,000     234,439
Lockheed Martin Corp.,
 7.700%, due 06/15/08...................................     282,000     310,374
MBNA Global Capital Securities FRN, 6.519%, due
 02/01/27...............................................      90,000      83,652
Mid-America Energy,
 6.375%, due 06/15/06...................................     275,000     273,749
News America Holdings,
 7.750%, due 12/01/45...................................     358,000     384,198

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
PanAmSat Corp. 144A,
 6.000%, due 01/15/03................................... $  375,000 $   371,254
PNC Mortgage Securities Corp., 94-3, Class A8, 7.500%,
 due 07/25/24...........................................    215,000     223,330
Premier Auto Trust
 96-3, Class A3, 6.500%, due 03/06/00...................    139,058     139,486
 96-4, Class A4, 6.400%, due 10/06/01...................    350,000     352,611
Prudential Home Mortgage Securities 93-43, Class A9,
 6.750%, due 10/25/23...................................    287,826     289,035
 94-3, Class A10, 6.500%, due 02/25/24..................    170,000     164,737
Residential Accredit Loans, Inc., 96-QS4, Class AI10,
 7.900%, due 08/25/26...................................    275,000     285,092
Salomon, Inc., 6.750%, due 02/15/03.....................    300,000     307,297
SASCO LLC, 98-RF1, Class A,
 8.712%, due 03/15/27...................................    539,306     578,405
The Money Store Home Equity Trust, 98-A, Class AF5,
 6.370%, due 12/15/23...................................    465,000     467,269
Thrift Financing Corp., A, Class 4,
 11.250%, due 01/01/16..................................     43,328      46,075
Time Warner Entertainment, Inc.,
 8.375%, due 03/15/23...................................     94,000     110,051
Time Warner, Inc., 7.570%, due 02/01/24.................     90,000      97,441
UCFC Home Equity Loan FRN, 97-C, Class A8, 5.888%, due
 09/15/27...............................................    166,772     166,959
USA Waste Services,
 6.500%, due 12/15/02...................................    400,000     402,368
USX Corp., 8.125%, due 07/15/23.........................    400,000     457,576
Vendee Mortgage Trust, 92-1, Class 2Z, 7.750%, due
 05/15/22...............................................    492,787     540,023
                                                                    -----------
                                                                     12,030,912
                                                                    -----------
INTERNATIONAL DOLLAR BONDS -- 7.10%
Banco Santiago S.A.,
 7.000%, due 07/18/07...................................    380,000     381,497
Empressa Nacional Electric,
 7.875%, due 02/01/27...................................    394,000     394,187
Den Danske Bank, 144A,
 6.375%, due 06/15/08...................................    560,000     561,401
Province of Quebec,
 7.500%, due 07/15/23...................................    200,000     222,346
Repsol International Finance,
 7.000%, due 08/01/05...................................    200,000     212,082
Republic of South Africa,
 9.625%, due 12/15/99...................................     71,000      73,840
Royal Bank of Scotland, 7.375%, Resettable Perpetual
 Preferred..............................................     80,000      85,191
Skandinaviska Enskilda Banken, 144A, Resettable Perpet-
 ual Preferred..........................................    305,000     306,647
Tyco International Group,
 6.250%, due 06/15/03...................................    700,000     697,913
                                                                    -----------
                                                                      2,935,104
                                                                    -----------


--------------------------------------------------------------------------------

                    U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
U.S. GOVERNMENT AGENCIES -- 25.30%
Aid-Israel, Series 10 Z, 0.000%, due 02/15/03........... $  805,000 $   622,539
Federal Home Loan Mortgage Corp.
 7.000%, due 10/15/13...................................    492,125     507,333
 8.500%, due 07/15/21...................................    102,207     106,179
 7.500%, due 01/15/23...................................    151,427     162,242
 7.238%, due 05/01/26...................................     27,260      28,209
Federal Home Loan Mortgage Corp. Gold
 6.000%, due 06/01/03...................................     90,031      89,806
 8.000%, due 11/01/22...................................    156,826     162,021
 9.000%, due 03/01/24...................................    121,218     129,826
Federal National Mortgage Assoc.
 6.959%, due 08/01/07...................................    486,332     513,762
 6.361%, due 06/01/08...................................    430,000     440,191
 8.000%, due 12/18/11...................................    100,000     106,426
 6.000%, due 12/01/12 TBA...............................    160,000     158,199
 8.000%, due 05/25/21...................................    260,000     269,010
 9.000%, due 08/01/21...................................     25,369      27,155
 8.500%, due 07/01/22...................................     17,764      18,781
 9.500%, due 08/01/22...................................    111,949     119,400
 8.000%, due 11/01/23...................................    210,810      41,680
 7.000%, due 12/18/24...................................    300,000     302,625
 9.000%, due 04/25/25...................................    227,003     238,170
 6.000%, due 12/01/27 TBA...............................  2,000,000   1,945,610
 7.500%, due 01/01/28...................................    377,668     387,340
 6.000%, due 03/01/28...................................    741,026     721,255
Federal National Mortgage Assoc. Strips
 0.000%, due 09/25/22 principal only....................    526,998     484,264
 7.500%, due 05/01/23 interest only.....................    150,875      34,289
 0.000%, due 04/01/27 principal only....................    346,881     293,500
 3.500%, due 05/01/28 interest only.....................    293,559     252,132
Government National Mortgage Assoc.
 10.000%, due 09/15/00..................................      2,234       2,385
 10.000%, due 05/15/01..................................      3,149       3,362
 9.000%, due 11/15/04...................................      8,857       9,333
 9.000%, due 11/15/04...................................      4,759       5,015
 9.000%, due 12/15/17...................................     48,048      51,917
 8.000%, due 08/15/22...................................     66,477      68,866
 7.500%, due 12/15/22...................................    320,163     329,825
 7.500%, due 12/15/23...................................    383,643     394,075
 7.500%, due 01/15/24...................................     86,110      88,452
 7.000%, due 02/16/24...................................    150,000     151,857
 7.375%, due 06/20/24...................................    303,265     310,813
 7.500%, due 06/15/25...................................    107,318     110,290
 7.000%, due 07/15/25...................................    111,670     113,551
Jordan Aid, 8.750%, due 09/01/19........................    517,177     650,246
                                                                    -----------
                                                                     10,451,931
                                                                    -----------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
U.S. GOVERNMENT OBLIGATIONS-- 25.05%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00................................... $4,735,000 $ 4,733,523
 6.625%, due 07/31/01...................................  2,875,000   2,961,250
 6.250%, due 08/31/02...................................    360,000     369,338
 3.625%, due 01/15/08...................................    357,056     353,039
 8.000%, due 11/15/21...................................  1,060,000   1,366,407
 6.000%, due 02/15/26...................................    545,000     566,971
                                                                    -----------
                                                                     10,350,528
                                                                    -----------
Total U.S. Bonds (Cost $35,235,550).....................             35,768,475
                                                                    -----------
Short-Term Investments-- 11.58%
COMMERCIAL PAPER -- 11.58%
ARCO Chemical, 5.770%, due 07/06/98.....................  1,000,000     999,199
Cincinnati Bell Inc., 6.599%, due 07/01/98..............    270,000     270,000
NGC Corp., 6.750%, due 07/01/98.........................    500,000     500,000
PG & E Gas Transmission,
 5.670%, due 07/02/98...................................    521,000     520,918
Raytheon Co., 6.996%, due 07/01/98......................    500,000     500,000
Tenneco Inc., 5.750%, due 07/17/98......................  1,000,000     997,604
Texas Utilities Co., 6.100%, due 07/17/98...............  1,000,000     997,289
                                                                    -----------
Total Short-Term Investments
 (Cost $4,785,010)......................................              4,785,010
                                                                    -----------
Total Investments
 (Cost $40,020,560) -- 98.15% (a).......................             40,553,485
                                                                    -----------
Cash and other assets, less liabilities -- 1.85%........                764,939
                                                                    -----------
Net Assets -- 100%......................................            $41,318,424
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $40,020,560; and net unrealized appreciation consisted of:

      Gross unrealized ap-
       preciation........... $613,576
      Gross unrealized de-
       preciation...........  (80,651)
                             --------
        Net unrealized ap-
       preciation........... $532,925
                             ========

FRN: Floating rate note -- The rate disclosed is that in effect at June 30, 1998.

TBA: Security is subject to delayed delivery.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $1,239,302, or 3.00% of net assets.

Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
48

                    U.S. BOND FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $40,020,560).......................... $40,553,485
 Cash..............................................................      14,172
 Receivables:
  Investment securities sold.......................................   2,352,284
  Fund shares sold.................................................   2,732,416
  Interest.........................................................     427,521
 Other assets......................................................      10,252
                                                                    -----------
    TOTAL ASSETS...................................................  46,090,130
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased..................................   4,712,267
  Fund shares redeemed.............................................       6,893
  Investment advisory fees.........................................      11,802
  Accrued expenses.................................................      40,744
                                                                    -----------
    TOTAL LIABILITIES..............................................   4,771,706
                                                                    -----------
NET ASSETS......................................................... $41,318,424
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid in capital................................................... $40,134,461
 Accumulated undistributed net investment income...................     300,973
 Accumulated net realized gain.....................................     350,065
 Net unrealized appreciation.......................................     532,925
                                                                    -----------
    NET ASSETS..................................................... $41,318,424
                                                                    ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $38,873,821 and 3,674,422 shares issued
   and outstanding)................................................ $     10.58
                                                                    ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,100 and 104 shares issued and outstanding)................... $     10.58
                                                                    ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $2,443,503 and 231,723 shares issued and outstanding)........... $     10.54
                                                                    ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BOND FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest........................................................... $1,818,237
                                                                     ----------
    TOTAL INCOME....................................................  1,818,237
                                                                     ----------
EXPENSES:
 Advisory...........................................................    142,474
 Professional.......................................................     37,230
 Registration.......................................................     17,245
 Distribution.......................................................      9,160
 Other..............................................................     41,928
                                                                     ----------
    TOTAL EXPENSES..................................................    248,037
    Expenses waived by Advisor......................................    (67,848)
                                                                     ----------
    NET EXPENSES....................................................    180,189
                                                                     ----------
    NET INVESTMENT INCOME ..........................................  1,638,048
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain..................................................    801,133
 Change in net unrealized appreciation or depreciation..............    335,673
                                                                     ----------
 Net realized and unrealized gain...................................  1,136,806
                                                                     ----------
 Net increase in net assets resulting from operations............... $2,774,854
                                                                     ==========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
50

                    U.S. BOND FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                         YEAR         ENDED
                                                         ENDED      JUNE 30,
                                                     JUNE 30, 1998    1997
OPERATIONS:                                          ------------- -----------
 Net investment income..............................  $ 1,638,048  $   836,232
 Net realized gain (loss)...........................      801,133      (36,166)
 Change in net unrealized appreciation or deprecia-
  tion..............................................      335,673      343,515
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions.............................................    2,774,854    1,143,581
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I...................................   (1,526,152)    (598,393)
  Brinson Class N...................................          (54)         --
  SwissKey Class....................................     (103,513)     (31,712)
 Distributions from net realized gain:
  Brinson Class I...................................     (335,742)        (675)
  Brinson Class N...................................          (14)         --
  SwissKey Class....................................      (25,812)         (39)
                                                      -----------  -----------
 Total distributions to shareholders................   (1,991,287)    (630,819)
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold........................................   21,794,978   16,583,813
 Shares issued on reinvestment of distributions.....    1,174,894      461,917
 Shares redeemed....................................   (6,255,720)  (3,420,321)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  share transactions................................   16,714,152   13,625,409
                                                      -----------  -----------
    TOTAL INCREASE IN NET ASSETS....................   17,497,719   14,138,171
                                                      -----------  -----------
NET ASSETS:
 Beginning of year..................................   23,820,705    9,682,534
                                                      -----------  -----------
 End of year (including accumulated undistributed
  net investment
  income of $300,973 and $271,841, respectively)....  $41,318,424  $23,820,705
                                                      ===========  ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BOND FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                               AUGUST 31, 1995*
                                    YEAR ENDED    YEAR ENDED       THROUGH
BRINSON CLASS I                    JUNE 30, 1998 JUNE 30, 1997  JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of pe-
 riod.............................    $ 10.24       $  9.93         $10.00
                                      -------       -------         ------
 Income from investment opera-
  tions:
  Net investment income...........       0.53          0.51***        0.50
  Net realized and unrealized gain
   (loss).........................       0.53          0.32          (0.14)
                                      -------       -------         ------
    Total income from investment
     operations...................       1.06          0.83           0.36
                                      -------       -------         ------
 Less distributions:
  Distributions from net invest-
   ment income....................      (0.58)        (0.52)         (0.40)
  Distributions in excess of net
   realized gain..................      (0.14)          --           (0.03)
                                      -------       -------         ------
    Total distributions...........      (0.72)        (0.52)         (0.43)
                                      -------       -------         ------
Net asset value, end of period....    $ 10.58       $ 10.24         $ 9.93
                                      =======       =======         ======
Total return (non-annualized).....      10.60%         8.45%          3.60%
Ratios/Supplemental Data:
 Net assets, end of period (in
  000s)...........................    $38,874       $22,421         $9,047
 Ratio of expenses to average net
  assets:
  Before expense reimbursement....       0.84%         1.65%          3.63%**
  After expense reimbursement.....       0.60%         0.60%          0.60%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement....       5.61%         5.14%          3.00%**
  After expense reimbursement.....       5.85%         6.19%          6.03%**
 Portfolio turnover rate..........        198%          410%           363%

*Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
52

                    U.S. BOND FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                    YEAR ENDED
BRINSON CLASS N                                                   JUNE 30, 1998*
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................     $10.24
                                                                      ------
 Income from investment operations:
  Net investment income..........................................       0.61
  Net realized and unrealized gain...............................       0.42
                                                                      ------
    Total income from investment operations......................       1.03
                                                                      ------
 Less distributions:
  Distributions from net investment income.......................      (0.55)
  Distributions from net realized gain...........................      (0.14)
                                                                      ------
    Total distributions..........................................      (0.69)
                                                                      ------
Net asset value, end of period...................................     $10.58
                                                                      ======
Total return (non-annualized)....................................      10.30%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................     $    1
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................       1.09%
  After expense reimbursement....................................       0.85%
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................       5.36%
  After expense reimbursement....................................       5.60%
 Portfolio turnover rate.........................................        198%

  *Commencement of Brinson Class N was June 30, 1997.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BOND FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                               AUGUST 31, 1995*
                                    YEAR ENDED    YEAR ENDED       THROUGH
SWISSKEY CLASS                     JUNE 30, 1998 JUNE 30, 1997  JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of pe-
 riod.............................    $10.22        $ 9.92          $10.00
                                      ------        ------          ------
 Income from investment opera-
  tions:
  Net investment income...........      0.50          0.46***         0.46
  Net realized and unrealized gain
   (loss).........................      0.49          0.32           (0.13)
                                      ------        ------          ------
    Total income from investment
     operations...................      0.99          0.78            0.33
                                      ------        ------          ------
 Less distributions:
  Distributions from net invest-
   ment income....................     (0.53)        (0.48)          (0.38)
  Distributions in excess of net
   realized gain..................     (0.14)          --            (0.03)
                                      ------        ------          ------
    Total distributions...........     (0.67)        (0.48)          (0.41)
                                      ------        ------          ------
Net asset value, end of period....    $10.54        $10.22          $ 9.92
                                      ======        ======          ======
Total return (non-annualized).....      9.97%         7.91%           3.24%
Ratios/Supplemental Data:
 Net assets, end of period (in
  000s)...........................    $2,444        $1,399          $  636
 Ratio of expenses to average net
  assets:
  Before expense reimbursement....      1.31%         2.12%           4.10%**
  After expense reimbursement.....      1.07%         1.07%           1.07%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement....      5.14%         4.67%           2.53%**
  After expense reimbursement.....      5.38%         5.72%           5.56%**
 Portfolio turnover rate..........       198%          410%            363%

*Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
54

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the U.S. Balanced Fund, U.S. Equity Fund,
U.S. Large Capitalization Equity Fund and U.S. Bond Fund in the preparation of their financial statements.

A.INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Equity securities traded over-the-counter are valued at the most recent bid price. Securities for which the most recent bid price or market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Debt securities are valued at the most recent bid price by using market quotations or independent services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C.INVESTMENT INCOME: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D.FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

E.DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 10.72%, 35.30% and 100% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the U.S. Balanced Fund, U.S. Equity Fund and U.S. Large Capitalization Equity Fund, respectively.

F.INCOME AND EXPENSE ALLOCATIONS: All income earned and expenses incurred by the Funds will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.

G.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.


--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on the Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1998, were as follows:

                                                                                               FEES
                                                                                              WAIVED
                         ADVISORY BRINSON CLASS I BRINSON CLASS N SWISSKEY CLASS  ADVISORY    AND/OR
                           FEE      EXPENSE CAP     EXPENSE CAP    EXPENSE CAP      FEES    REIMBURSED
                         -------- --------------- --------------- -------------- ---------- ----------
U.S. Balanced Fund......   0.70%       0.80%           1.05%           1.30%     $1,674,661  $19,097
U.S. Equity Fund........   0.70        0.80            1.05            1.32       3,792,120      --
U.S. Large Capitaliza-
 tion Equity Fund.......   0.70        0.80            1.05            1.32         21, 230   23,989
U.S. Bond Fund..........   0.50        0.60            0.85            1.07         142,474   67,848

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $7,665, $9,205, $1,785 and $4,015 for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, respectively.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                     PROCEEDS
                                                       PURCHASES    FROM SALES
                                                      ------------ ------------
U.S. Balanced Fund................................... $415,621,140 $630,096,518
U.S. Equity Fund.....................................  413,499,173  218,951,890
U.S. Large Capitalization Equity Fund................   17,063,797    1,460,325
U.S. Bond Fund.......................................   65,711,529   52,607,836

4.FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

5.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund. Annual fees under the SwissKey Plan, which include a 0.25% service fee, total 0.50%, 0.52%, 0.52% and 0.47% of the average daily net assets of the SwissKey Class of the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, respectively.

6.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated at an annual rate of the Federal Funds rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized balance of the line of credit. During the year ended June 30, 1998, the Funds had no borrowings under the agreement.

--------------------------------------------------------------------------------
56

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

6.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                              U.S. BALANCED FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
  Brinson Class I..............  4,720,912 $ 58,173,143  6,578,157 $ 78,728,712
  Brinson Class N..............        --           --          80        1,000
  SwissKey Class...............     49,659      624,713    148,317    1,798,818
                                ---------- ------------ ---------- ------------
    Total Sales................  4,770,571 $ 58,797,856  6,726,554 $ 80,528,530
                                ========== ============ ========== ============
Dividend Reinvestment:
  Brinson Class I..............  2,662,862 $ 31,359,575  1,541,262 $ 18,266,191
  Brinson Class N..............         11          136        --           --
  SwissKey Class...............     14,933      175,706      3,904       46,232
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  2,677,806 $ 31,535,417  1,545,166 $ 18,312,423
                                ========== ============ ========== ============
Redemptions:
  Brinson Class I.............. 23,388,425 $293,534,522  4,988,208 $ 59,912,281
  Brinson Class N..............        --           --         --           --
  SwissKey Class...............     42,682      540,673     86,625    1,050,388
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 23,431,107 $294,075,195  5,074,833 $ 60,962,669
                                ========== ============ ========== ============
                                               U.S. EQUITY FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
  Brinson Class I.............. 16,875,765 $314,205,812 11,551,336 $183,660,431
  Brinson Class N..............     13,398      269,368         57        1,000
  SwissKey Class...............  1,697,355   31,606,780  1,834,556   28,733,451
                                ---------- ------------ ---------- ------------
    Total Sales................ 18,586,518 $346,081,960 13,385,949 $212,394,882
                                ========== ============ ========== ============
Dividend Reinvestment:
  Brinson Class I..............  1,861,660 $ 32,092,717    907,559 $ 13,745,444
  Brinson Class N..............         47          896        --           --
  SwissKey Class...............    110,158    1,887,716     25,905      393,121
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  1,971,865 $ 33,981,329    933,464 $ 14,138,565
                                ========== ============ ========== ============
Redemptions:
  Brinson Class I..............  7,470,182 $144,565,891  1,959,184 $ 31,250,336
  Brinson Class N..............          5          100        --           --
  SwissKey Class...............  1,023,014   19,298,428    237,473    3,720,862
                                ---------- ------------ ---------- ------------
    Total Redemptions..........  8,493,201 $163,864,419  2,196,657 $ 34,971,198
                                ========== ============ ========== ============
                                      U.S. LARGE
                                 CAPITALIZATION EQUITY
                                         FUND*
                                -----------------------
                                     PERIOD ENDED
                                    JUNE 30, 1998*
                                -----------------------
                                  SHARES      VALUE
                                ---------- ------------
Sales:
  Brinson Class I..............     16,662 $    163,328
  Brinson Class N..............  1,688,092   16,758,163
  SwissKey Class...............        104        1,000
                                ---------- ------------
    Total Sales................  1,704,858 $ 16,922,491
                                ========== ============
Dividend Reinvestment:
  Brinson Class I..............         18 $        168
  Brinson Class N..............      2,204       20,606
  SwissKey Class...............        --             1
                                ---------- ------------

    Total Dividend Reinvest-
     ment......................      2,222 $     20,775
                                ========== ============
Redemptions:
  Brinson Class I..............      1,015 $      9,875
  Brinson Class N..............     51,661      509,678
  SwissKey Class...............        --           --
                                ---------- ------------
    Total Redemptions..........     52,676 $    519,553
                                ========== ============

*The Fund commenced operations on April 6, 1998.

--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

                                                   U.S. BOND FUND
                                    --------------------------------------------
                                          YEAR ENDED            YEAR ENDED
                                        JUNE 30, 1998          JUNE 30, 1997
                                    ---------------------- ---------------------
                                     SHARES      VALUE      SHARES      VALUE
                                    --------- ------------ --------- -----------
Sales:
  Brinson Class I.................. 1,926,960 $ 20,378,131 1,521,821 $15,371,166
  Brinson Class N..................       --           --         98       1,000
  SwissKey Class...................   134,362    1,416,847   119,951   1,211,647
                                    --------- ------------ --------- -----------
    Total Sales.................... 2,061,322 $ 21,794,978 1,641,870 $16,583,813
                                    ========= ============ ========= ===========
Dividend Reinvestment:
  Brinson Class I..................   107,565 $  1,114,591    44,351 $   449,362
  Brinson Class N..................         6           68       --          --
  SwissKey Class...................     5,825       60,235     1,239      12,555
                                    --------- ------------ --------- -----------
    Total Dividend Reinvestment....   113,396 $  1,174,894    45,590 $   461,917
                                    ========= ============ ========= ===========
Redemptions:
  Brinson Class I..................   549,381 $  5,780,080   288,064 $ 2,929,252
  Brinson Class N..................       --           --        --          --
  SwissKey Class...................    45,413      475,640    48,365     491,069
                                    --------- ------------ --------- -----------
    Total Redemptions..............   594,794 $  6,255,720   336,429 $ 3,420,321
                                    ========= ============ ========= ===========

--------------------------------------------------------------------------------
58

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds --
 U.S. Balanced Fund
 U.S. Equity Fund
 U.S. Large Capitalization Equity Fund
 U.S. Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds--U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund as of June 30, 1998, the related statements of operations for the period then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund at June 30, 1998, the results of their operations for the period then ended and the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
--------------------------------------------------------------------------------

                                DISTRIBUTED BY:
                            FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[The Brinson Funds Logo]

Chicago . Bahrain . Basel . Frankfurt . Geneva . Hong Kong . London . Melbourne
   . New York . Paris . Rio de Janeiro . Singapore . Sydney . Tokyo . Zurich

209 South LaSalle Street . Chicago, Illinois 60604-1295 . Tel: (800) 448-2430

                        --------------------------------
                               The Brinson Funds






                         Brinson Non-U.S. Equity Fund

                                 Annual Report

                                 June 30, 1998

                                                                         [ART]




                         Institutional Asset Management
                        --------------------------------

Trustees and Officers

[ART]



Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob



Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

Catherine E. Macrae
Assistant Secretary

The Fund's Advisor -- Brinson Partners, Inc.


[ART]




The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.

             Table of Contents

[ART]


             Shareholder Letter.......................... 4

             Global Economic and Market Highlights....... 5

             Non-U.S. Equity Fund........................ 6

             Schedule of Investments.....................10

             Financial Statements........................15

             Financial Highlights........................18

             Notes to Financial Statements...............21

             Report of Independent Auditors..............24


Shareholder Letter

[ART]

August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the Non-U.S. Equity Fund. Within this Report, we focus on the current global economic outlook as well as our current strategy and performance update for the Non-U.S. Equity Fund.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. UBS Brinson is managed today by the same senior management that has led the business over the past decades with a consistently applied investment philosophy and process. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. The UBS Brinson Division employs over 1,500 people in fifteen different cities throughout the world.

We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

Brinson Non-U.S. Equity Fund Class I

Since its inception on August 31, 1993, the Brinson Non-U.S. Equity Fund Class I has produced an annualized total return of 9.03% versus 8.75% for the Morgan Stanley Capital International Non-U.S. Equity (Free) Index benchmark. This return was achieved at an annualized volatility of 10.92%, below the benchmark volatility of 12.78% and reflecting our cautious strategy at this time toward investment risk.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds.

Sincerely,

/s/ Gary P. Brinson

Gary P. Brinson, CFA
Chief Investment Officer
Brinson Partners, Inc.

Global Economic and Market Highlights

[ART]

The economic situation in Japan remains bleak. With real GDP growth negative in the last two quarters, the country is officially in a recession. The downturn in output has brought on the highest unemployment rate recorded in the post-war period, at just over 4%. In response to the news, the voters have delivered a severe rebuke to the ruling LDP, although it is not at all certain that this will result in the implementation of "Solutions" proffered by Western governments and commentators.

Many of Japan's problems are magnified elsewhere in Asia. Last year's financial and economic crisis has not diminished to any great extent. With financial systems straining under large amounts of defunct debts, and the IMF prescribing high interest rates in the interest of currency support and inflation control, real economic activity has slowed substantially. While Asia suffers from falling living standards, the crisis has been a partial benefit to the U.S. and Europe by keeping commodity and import prices in check, and by not augmenting strong domestic demand in those economies.

Continental Europe's cyclical recovery is well under way, and is starting to have some beneficial effects on the high unemployment rate. Previously, output and profit growth were reasonably strong, but did not carry over into the labor market. Although unemployment has been reduced, the failure to address structural problems will almost certainly guarantee that the Continent's poor overall unemployment picture will persist for several years. The U.K.'s economic performance has been at odds with most of the rest of Europe. A series of Bank of England rate hikes has not prevented the headline inflation rate from rising above 4% this year. Now however, there are signs that these hikes, coupled with a strong pound, have started to cool the economy.

The U.S. expansion is unabated; more than 7 years have elapsed since the recession at the start of the decade. However, the Federal Reserve's attempts to maintain a neutral policy stance, in light of the Asian crisis' effect on demand and costs, has resulted in substantial growth in the money supply. This could set the stage for a modest resurgence in inflation. Profit growth, which had reflected the strength of the domestic economy in prior years, is now showing signs of the fall-off in Asian demand and the strength of the dollar.

Non-U.S. Equity Environment

                                                       6 months   1 year    3 years   8/31/93*
Major Markets                                           ended      ended     ended      to
Total Return in U.S. Dollar Hedged Terms                6/30/98   6/30/98   6/30/98   6/30/98
----------------------------------------------------------------------------------------------
MSCI Non-US Equity (Free) Index                           18.55%    16.90%    23.41%    12.62%
Japan                                                      6.69    -12.84      9.66      0.27
U.K.                                                      12.94     27.19     22.48     15.91
Germany                                                   38.48     54.41     40.75     25.15
France                                                    40.90     49.97     35.47     18.18
Canada                                                    12.73     19.79     22.70     17.63
Netherlands                                               24.69     34.80     44.73     29.26
Australia                                                  7.21      4.55     10.55      8.54
----------------------------------------------------------------------------------------------
                                                       6 months   1 year    3 years   8/31/93*
Major Currencies                                        ended      ended     ended      to
Percent Change Relative to U.S. Dollars                 6/30/98   6/30/98   6/30/98   6/30/98
----------------------------------------------------------------------------------------------
Yen                                                       -6.31%   -17.55%   -15.11%    -5.66%
Pound                                                      1.41     -0.25      1.60      2.40
Deutschemark                                              -0.39     -3.46     -8.47     -1.50
Canadian Dollar                                           -2.69     -6.19     -2.24     -2.20
----------------------------------------------------------------------------------------------

*Inception date of the Non-U.S. Equity Fund Class I

All total returns in excess of 1 year are average annualized total returns

Non-U.S. Equity Fund


[ART]


The Non-U.S. Equity Fund invests in the common stocks of companies headquartered outside the U.S. We believe that in a non-U.S. investment program the country allocation decision is the most important. Country assessments are jointly developed by the non-U.S. strategy team in our offices worldwide. Currency strategies are separately developed and coordinated with market allocations. Our industry strategies and individual security selections are determined by fundamental research conducted by our analysts worldwide.

Since its inception on August 31, 1993, the Brinson Non-U.S. Equity Fund Class I has earned an annualized return of 9.03% versus 8.75% for the Morgan Stanley Capital International Non-U.S. Equity (Free) Index benchmark. This return was achieved at an annualized volatility of 10.92%, below the benchmark volatility of 12.78%. For the six months ended June 30, 1998, the Fund returned 13.10%, compared to the index return of 15.53%.

During the first half of 1998, the aggregate non-U.S. markets outperformed, rising 17.45% in dollar-hedged terms. The continental European markets continued to set the pace, with the best performing markets in dollar-hedged terms. Finland, Belgium and Spain led the pack, followed by France, Germany and Italy, each growing in excess of 30%. In strong contrast, the Far East ex-Japan region lost 29%. All three Southeast Asian markets had steep declines, led by Singapore (-35%), Hong Kong, (-28%) and Malaysia, (-26%). New Zealand was also quite weak, losing almost 14%. While positive, Japan's 5.7% hedged return was the sixth weakest as of mid-year. Currency weakness, coupled with debt and banking problems were behind the first group's weakness, while Japan's very weak economy, troubled banking system and seeming inability to resolve these problems has kept the market down.

During the first half of 1998 several strategy changes took place. France was increased and Germany decreased, bringing the two markets into closer alignment. In February, Spain was eliminated, with proceeds added to Finland and Switzerland. In mid-April Malaysia was reduced to neutral and the U.K. overweight was increased. In early June Italy was reduced, with funds added to Denmark, Norway and Sweden, as part of an ongoing shift away from overvalued southern European markets to more attractively priced northern European markets.

One currency strategy change took place. An Australian dollar overweight was established, paired with the yen, allowing us to take advantage of a strong positive interest rate differential in favor of the Australian currency.

Market allocation had a significant negative effect on returns, largely due to strategic cash. Value added from underweighting Japan and Hong Kong and from overweighting Belgium, Finland and Italy, was more than offset by holding strategic cash, overweighting New Zealand and Singapore and underweighting Spain.

Currency management had a negative impact on performance. The value added by the yen and U.S. dollar strategies was reduced by the overweights of the weak Australian and New Zealand dollars and the underweight of the rising pound sterling.

Overall stock selection was positive due to the solid value added by Japan stock selection, as well as contributions from France, Italy and Hong Kong.

Non-U.S. Equity Fund

[ART]


Total Return

                                       6 months   1 year    3 years   8/31/93*
                                        ended      ended     ended       to
                                       6/30/98    6/30/98   6/30/98    6/30/98
------------------------------------------------------------------------------
Brinson Non-U.S. Equity Fund Class I    13.10%     4.78%      15.91%    9.03%
MSCI Non-U.S. Equity (Free) Index**     15.53%     6.04%      11.04%    8.75%
------------------------------------------------------------------------------

*  Inception date of the Brinson Non-U.S. Equity Fund Class I
** Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.


Illustration of an Assumed Investment of $1,000,000


This chart shows the growth in the value of an investment in the Brinson Non-U.S. Equity Fund Class I and the MSCI Non-U.S. Equity (Free) Index if you had invested $1,000,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Non-U.S. Equity Fund Class I
vs. MSCI Non-U.S. Equity (Free) Index

Wealth Value with Dividends Reinvested

                                    [CHART]

                                   Brinson         MSCI

                    12/31/93     $  965,500     $  988,754
                     6/30/94     $  975,547     $1,068,786
                    12/31/94     $  974,540     $1,062,774
                     6/30/95     $  974,540     $1,095,525
                    12/31/95     $1,126,103     $1,187,456
                     6/30/96     $1,204,891     $1,244,668
                    12/31/96     $1,269,637     $1,271,887
                     6/30/97     $1,449,115     $1,414,422
                    12/31/97     $1,342,509     $1,298,199
                     6/30/98     $1,518,353     $1,499,791

8/31/93 = $1,000,000                                        Data through 6/30/98

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Non-U.S. Equity Fund

[ART]

Total Return
                                       6 months   6/30/97*
                                        ended       to
                                       6/30/98    6/30/98
----------------------------------------------------------
Brinson Non-U.S. Equity Fund Class N    12.97%     4.51%
MSCI Non-U.S. Equity (Free) Index**     15.53%     6.04%
----------------------------------------------------------
*  Inception date of the Brinson Non-U.S. Equity Fund Class N

** Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions.


Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Non-U.S. Equity Fund Class N and the MSCI Non-U.S. Equity (Free) Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Non-U.S. Equity Fund Class N

vs. MSCI Non-U.S. Equity (Free) Index

Wealth Value with Dividends Reinvested


                              [GRAPH APEARS HERE]

$1,045,088 =========  Brinson Non-U.S. Equity Fund Class N
$1,060,356 ---------  MSCI Non-U.S. Equity (Free) Index


                                 [PLOT POINTS]

              Brinson         MSCI

 6/30/97    $1,000,000     $1,000,000
 9/30/97    $  999,206     $  994,869
12/31/97    $  925,127     $  917,830
 3/31/98    $1,044,194     $1,052,548
 6/30/98    $1,045,088     $1,060,356

6/30/97 = $1,000,000                                        Data through 6/30/98

Fund returns are net of all fees and costs, while the index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Non-U.S. Equity Fund

(ART)

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
---------------------------------------------------
NON-U.S. EQUITIES
Aerospace & Military......................    0.22%
Airlines..................................    0.37
Appliances & Household....................    2.09
Autos/Durables............................    3.65
Banking...................................   11.51
Beverages & Tobacco.......................    2.39
Broadcasting & Publishing.................    2.47
Building Materials........................    1.50
Business & Public Service.................    3.41
Chemicals.................................    3.01
Construction..............................    1.03
Data Processing...........................    0.82
Electric Components.......................    1.24
Electronics...............................    4.14
Energy....................................    6.52
Financial Services........................    1.71
Food & House Products.....................    4.53
Forest Products...........................    1.21
Gold Mining...............................    0.06
Health & Personal Care....................    7.45
Housing/Paper.............................    0.04
Industrial Components.....................    1.57
Insurance.................................    4.99
Investment Companies......................    0.36
Leisure & Tourism.........................    0.69
Machinery & Engineering...................    0.72
Merchandising.............................    3.88
Metals-Steel..............................    1.74
Miscellaneous Materials...................    0.04
Multi-Industry............................    4.76
Non-Ferrous Metals........................    1.52
Real Estate...............................    0.44
Recreation................................    0.55
Retail/Apparel............................    0.24
Shipping..................................    0.01
Shipping..................................    0.02
Telecommunications........................    7.53
Textiles & Apparel........................    0.28
Transportation............................    1.08
Utilities.................................    3.07
Wholesale & International Trade...........    0.46
                                            ------
     Total Non-U.S. Equities..............   93.32
                                            ------
SHORT-TERM INVESTMENTS....................    7.58
                                            ------
     TOTAL INVESTMENTS....................  100.90
LIABILITIES, LESS CASH
  AND OTHER ASSETS........................   (0.90)
                                            ------
NET ASSETS................................  100.00%

Market and Currency Strategy
As of June 30, 1998

                            Fund
                    ---------------------
                     Market      Currency
                    Strategy     Strategy     Index
---------------------------------------------------
U.S. Dollar            0.0%         2.1%       0.0%
Australia              5.1          6.2        2.2
Austria                0.0          0.4        0.4
Belgium                4.5          1.8        1.8
Canada                 2.9          4.6        4.6
Denmark                0.4          0.9        0.9
Finland                2.6          1.0        1.0
France                 9.2          9.1        9.2
Germany               10.6         10.9       10.8
Hong Kong              0.2          0.0        1.6
Ireland                0.0          0.5        0.5
Italy                  3.5          4.4        4.4
Japan                 14.7         15.7       19.7
Malaysia               0.3          0.5        0.5
Netherlands            4.9          5.5        5.6
New Zealand            3.7          3.8        0.2
Norway                 0.4          0.5        0.5
Portugal               0.0          0.6        0.6
Singapore              1.3          0.5        0.5
Spain                  0.0          3.2        3.2
Sweden                 3.3          3.1        3.1
Switzerland            6.8          7.4        7.4
U.K.                  25.6         17.3       21.3
Cash Reserves          0.0          0.0        0.0
---------------------------------------------------
                     100.0%       100.0%     100.0%

Top Ten Non-U.S. Equity Holdings

As of June 30, 1998

                                                 Percent of
                                                 Net Assets
-----------------------------------------------------------
  1. Novartis AG (Reg.)                             1.50%
  2. Glaxo Wellcome PLC                             1.49
  3. Nokia Oyj. Class A Preferred                   1.28
  4. British Petroleum Co. PLC                      1.21
  5. Royal Dutch Petroleum Co.                      1.16
  6. CS Holdings AG                                 1.13
  7. British Telecommunications PLC                 1.09
  8. B.A.T. Industries PLC                          1.08
  9. Telecom Corp. of New Zealand Ltd.              1.04
 10. Roche Holding AG (Gen.)                        1.04
-----------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
Non-U.S. Equities -- 93.32%
AUSTRALIA -- 4.46%
Amcor Ltd.................................................  91,600 $    401,065
Boral Ltd................................................. 270,300      507,211
Brambles Industries Ltd...................................  43,600      855,675
Broken Hill Proprietary Co., Ltd.......................... 267,270    2,259,347
Coca-Cola Amatil Ltd......................................  52,100      348,467
CSR Ltd................................................... 166,200      479,642
David Jones Ltd........................................... 579,500      663,935
Lend Lease Corp. Ltd......................................  39,978      808,359
Mayne Nickless Ltd........................................ 133,100      704,765
National Australia Bank Ltd............................... 189,848    2,504,296
News Corp., Ltd........................................... 335,121    2,735,377
News Corp., Ltd., Preferred............................... 112,061      793,927
Orica Ltd.................................................  61,200      361,955
Pacific Dunlop Ltd........................................ 278,200      449,674
Qantas Airways Ltd........................................ 278,668      419,366
Rio Tinto Ltd.............................................  65,010      773,004
Santos Ltd................................................ 119,900      371,270
Telstra Corp., Ltd........................................ 567,600    1,455,267
Westpac Bank Corp., Ltd................................... 306,251    1,868,159
WMC Ltd................................................... 223,300      672,086
Woolworth's Ltd........................................... 117,200      381,054
                                                                   ------------
                                                                     19,813,901
                                                                   ------------
BELGIUM -- 4.18%
Delhaize-Le Lion S.A. (b).................................  20,650    1,442,892
Electrabel S.A............................................  11,285    3,199,590
Fortis AG (b).............................................     623           34
Fortis AG Strip (b).......................................  15,673    4,001,438
Groupe Bruxelles Lambert S.A. (b).........................   5,860    1,182,709
KBC Bancassurance Holding-Strip (b).......................     660           53
KBC Bancassurance Holding (b).............................  27,760    2,484,300
Petrofina S.A.............................................   5,810    2,385,051
Solvay S.A., Class A......................................  16,860    1,336,657
Tractebel.................................................  13,200    1,933,351
Union Miniere S.A.(b).....................................   9,990      617,495
                                                                   ------------
                                                                     18,583,570
                                                                   ------------
CANADA -- 2.83%
Agrium, Inc...............................................  29,500      368,098
Alcan Aluminum Ltd........................................  22,400      616,891
Bank of Montreal..........................................  17,100      941,861
Barrick Gold Corp.........................................  13,700      260,846
Canadian National Railway Co..............................  15,500      824,222
Canadian Pacific Ltd......................................  51,294    1,444,017
Extendicare Inc. (b)......................................  38,300      309,921
Hudson's Bay Co...........................................  20,300      465,191
Imasco, Ltd...............................................  26,500      489,239
Imperial Oil Ltd..........................................  55,300      966,415
Magna International Inc., Class A.........................   6,800      465,633
Moore Corp., Ltd..........................................  25,200      334,149
Newbridge Networks Corp. (b)..............................   7,000      167,313
Noranda, Inc..............................................  23,100      398,980
NOVA Corp.................................................  62,800      719,557
Potash Corporation of Saskatchewan, Inc...................   6,800      512,335
Royal Bank of Canada......................................  20,000    1,203,590
Seagram Co., Ltd..........................................   9,400      383,197
Shaw Communications Inc., Class B.........................  36,200      704,012
TransCanada Pipelines Ltd.................................  30,500      676,119
Westcoast Energy, Inc.....................................  15,300      340,728
                                                                   ------------
                                                                     12,592,314
                                                                   ------------

                                                           SHARES     VALUE
                                                           ------- ------------
DENMARK -- 0.34%
Den Danske Bank Group.....................................   6,700 $    803,766
Tele Danmark A/S..........................................   7,400      710,194
                                                                   ------------
                                                                      1,513,960
                                                                   ------------
FINLAND -- 2.12%
Cultor Oyj................................................   7,600      123,285
Merita Ltd., Class A...................................... 161,510    1,065,645
Metsa Serla Oyj, Class B..................................  31,590      305,162
Nokia Oyj Class A, Preferred (b)..........................  77,260    5,682,021
Outokumpu Oyj, Class A....................................  29,620      377,909
Sampo Insurance Co., Ltd., Class A........................  11,360      538,340
UPM-Kymmene Corp..........................................  36,830    1,013,639
Valmet Oyj................................................  19,000      327,604
                                                                   ------------
                                                                      9,433,605
                                                                   ------------
FRANCE -- 8.36%
Air Liquide...............................................   4,483      741,399
Alcatel Alsthom...........................................   8,405    1,711,306
AXA-UAP...................................................  17,402    1,957,221
AXA-UAP Certificate de Valeur Guarantie (b)...............   9,002        3,067
Banque Nationale de Paris.................................  18,610    1,520,566
Carrefour SA..............................................   2,000    1,265,299
Cie de Saint Gobain.......................................   9,443    1,750,844
Dexia France (b)..........................................   8,840    1,190,169
Elf Aquitaine S.A.........................................  14,214    1,998,329
Eridania Beghin-Say SA....................................   3,600      794,906
France Telecom S.A........................................  36,300    2,503,655
Groupe Danone.............................................   5,220    1,439,256
Lafarge S.A...............................................   7,964      823,272
Lagardere S.C.A...........................................  26,760    1,114,041
Michelin, Class B.........................................  17,993    1,038,630
Paribas (b)...............................................  12,643    1,352,964
Pechiney S.A., Class A....................................  17,685      712,256
Peugeot S.A...............................................   8,160    1,754,548
Pinault-Printemps-Redoute S.A.............................   1,260    1,054,515
Rhone-Poulenc, Class A....................................  31,130    1,755,761
SEITA.....................................................  31,430    1,424,383
Societe Generale..........................................   7,913    1,645,161
Suez Lyonnaise des Eaux S.A. (b)..........................  12,942    2,129,886
Thomson CSF...............................................  25,590      973,487
Total S.A., Class B.......................................  11,025    1,433,286
Usinor Sacilor............................................  25,980      401,345
Vivendi...................................................  12,434    2,655,027
Vivendi Warrants "01" (b).................................  12,664       24,926
                                                                   ------------
                                                                     37,169,505
                                                                   ------------
GERMANY -- 9.83%
Allianz AG (b)............................................     436      142,515
Allianz AG................................................  13,530    4,460,028
BASF AG...................................................  19,940      944,526
Bayer AG..................................................  49,400    2,548,000
Bayerische Motoren Werke (BMW) (b)........................     402      399,773
Bayerische Motoren Werke AG...............................   1,240    1,250,992
Commerzbank AG............................................  10,830      414,000
Continental AG............................................  34,500    1,074,183
Daimler-Benz AG...........................................  20,792    2,038,883
Deutsche Bank AG..........................................  32,917    2,787,459
Deutsche Telekom AG....................................... 137,010    3,696,613
Dresdner Bank AG..........................................  39,800    2,145,451
Hochtief AG...............................................  11,690      560,213

--------------------------------------------------------------------------------
10

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
GERMANY (CONTINUED)
Hoechst AG................................................  15,610 $    779,203
M.A.N. AG.................................................   2,500      972,299
Mannesmann AG (b).........................................  20,470    2,076,486
Metro AG..................................................  27,353    1,659,365
Metro AG Right (b)........................................  27,353        1,061
Muenchener Rueckver AG....................................   6,820    3,381,662
Preussag AG...............................................   3,719    1,326,890
RWE AG....................................................  24,300    1,440,499
Schering AG...............................................  12,622    1,487,368
Siemens AG................................................  39,520    2,404,042
Thyssen AG................................................   4,850    1,227,950
Veba AG...................................................  28,708    1,956,279
Volkswagen AG.............................................   2,621    2,519,355
                                                                   ------------
                                                                     43,695,095
                                                                   ------------
HONG KONG -- 0.57%
Cheung Kong Holdings Ltd..................................  95,000      467,117
Citic Pacific Ltd.........................................  49,000       86,635
CLP Holdings Ltd..........................................  53,500      243,728
Hang Seng Bank Ltd........................................  38,400      217,061
Hong Kong & China Gas Co., Ltd............................ 258,700      293,803
Hong Kong & China Gas Warrants "99" (b)...................  11,850          811
Hong Kong Telecommunications Ltd.......................... 111,600      209,558
Hutchison Whampoa Ltd..................................... 103,000      543,672
Johnson Electric Holdings Ltd.............................  54,000      200,010
South China Morning Post (Holdings) Ltd................... 100,000       48,073
Sun Hung Kai Properties Ltd...............................  49,000      208,050
                                                                   ------------
                                                                      2,518,518
                                                                   ------------
ITALY -- 3.67%
Assicurazioni Generali....................................  54,446    1,770,402
Banca Commercial Italiana.................................  21,000      125,583
Credito Italiano S.p.A.................................... 241,500    1,264,188
Danieli & Co. Savings (Risp).............................. 129,100      599,181
Edison S.p.A..............................................   6,000       48,151
ENI ADR...................................................  18,500    1,202,500
ENI S.p.A................................................. 369,000    2,418,413
Fiat S.p.A.-Privileged Preferred.......................... 399,220      993,811
INA-Istituto Nazionale delle Assicurazioni................  33,100       94,037
Instituto Mobiliare Italiano S.p.A........................  62,000      976,625
Istituto Bancario San Paolo di Torino.....................  56,000      808,079
Italgas S.p.A.............................................  14,000       57,022
La Rinascente S.p.A.......................................  79,140      788,039
Montedison S.p.A.......................................... 833,280    1,033,660
Parmalat Finanziaria S.p.A................................ 295,000      601,601
Telecom Italia Mobile S.p.A............................... 270,000    1,651,093
Telecom Italia Mobile S.p.A. RNC.......................... 121,000      408,427
Telecom Italia S.p.A...................................... 202,666    1,491,876
                                                                   ------------
                                                                     16,332,688
                                                                   ------------
JAPAN -- 16.02%
Amada Co., Ltd............................................ 150,000      729,546
Bank of Tokyo-Mitsubishi, Ltd............................. 139,000    1,471,276
Canon Sales Co., Inc......................................  56,000      761,005
Canon, Inc................................................ 115,000    2,610,152
Citizen Watch Co., Ltd.................................... 136,000    1,122,023
Dai Nippon Printing Co., Ltd.............................. 142,000    2,266,311
Daiichi Pharmaceutical Co., Ltd........................... 139,000    1,832,835
Daikin Industries Ltd..................................... 159,000    1,024,217

                                                           SHARES     VALUE
                                                           ------- ------------
Daiwa House Industry Co., Ltd.............................  85,000 $    750,261
Denso Corp................................................ 118,000    1,955,543
Fanuc.....................................................  57,700    1,995,605
Fuji Photo Film...........................................  11,000      382,822
Fujitsu...................................................  89,000      936,268
Hitachi Ltd............................................... 286,000    1,864,971
Honda Motor Co............................................  61,000    2,171,272
Hoya Corp.................................................  34,000      962,784
Inax...................................................... 121,000      415,874
Ito Yokado Co., Ltd.......................................  56,000    2,634,867
Kaneka Corp............................................... 162,000      852,109
Keio Teito Electric Railway............................... 178,000      647,693
Kinki Nippon Railway...................................... 178,000      833,664
Kirin Brewery Co., Ltd.................................... 168,000    1,585,762
Kokuyo....................................................  51,000      863,566
Kuraray Co., Ltd.......................................... 181,000    1,537,623
Kyocera Corp..............................................  18,300      894,001
Marui Co., Ltd............................................  82,000    1,223,043
Matsushita Electric Industrial Co......................... 166,000    2,667,291
NGK Insulators............................................ 259,000    2,248,766
Nintendo Co., Ltd.........................................  14,500    1,342,544
Nippon Meat Packers, Inc..................................  99,000    1,211,954
Nippon Steel Co........................................... 142,000      249,652
Okumura Corp.............................................. 157,000      550,917
Omron Corp................................................  46,000      702,670
Osaka Gas Co.............................................. 285,000      731,059
Sankyo Co., Ltd........................................... 148,000    3,369,817
Secom Co., Ltd............................................  37,000    2,135,461
Sega Enterprises Ltd......................................  19,000      327,881
Seino Transportation...................................... 123,000      682,423
Sekisui House Ltd......................................... 141,000    1,092,157
Shin-Etsu Chemical Co., Ltd...............................  12,000      207,515
Sony Corp.................................................  30,500    2,626,184
Sumitomo Bank.............................................  14,000      136,182
Sumitomo Chemical Co...................................... 203,000      626,033
Sumitomo Electric Industries.............................. 125,000    1,263,645
Takeda Chemical Industries................................  94,000    2,499,262
TDK Corp..................................................  26,000    1,920,236
Tokio Marine & Fire Insurance Co.......................... 148,000    1,520,683
Tokyo Electric Power......................................  37,000      725,150
Tonen Corp................................................ 110,000      569,874
Toray Industries, Inc..................................... 385,000    1,997,334
Toshiba Corp.............................................. 387,000    1,581,072
Toyo Suisan Kaisha........................................  79,000      481,565
Toyota Motor Corp......................................... 103,000    2,664,337
Yamato Transport Co., Ltd.................................  24,000      268,905
Yamazaki Baking Co., Ltd..................................  56,000      496,307
                                                                   ------------
                                                                     71,221,969
                                                                   ------------
MALAYSIA -- 0.39%
Berjaya Sports Toto Bhd...................................  71,000      105,280
Kuala Lumpur Kepong Bhd................................... 118,000      190,621
Malayan Banking Bhd A Shares (b)..........................  47,000       46,858
Malayan Banking Bhd.......................................  39,000       39,306
Malaysia International Shipping Bhd (Frgn.)...............  47,000       68,559
Nestle (Malaysia) Bhd.....................................  38,000      172,248
Petronas Gas Bhd..........................................  73,000      135,527
Public Bank Bhd (Frgn.)...................................  71,000       21,398
Resorts World Bhd......................................... 100,000      109,946
Rothmans of Pall Mall Bhd.................................  37,000      256,480

--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                         --------- ------------
MALAYSIA (CONTINUED)
Sime Darby Bhd..........................................    25,000 $     17,239
Tanjong PLC.............................................    46,000       63,773
Telekom Malaysia Bhd (b)................................   104,000      175,527
Tenaga Nasional Bhd.....................................   110,000      132,610
UMW Holdings Bhd........................................    58,000       26,011
YTL Corp. Bhd...........................................   162,000      121,866
YTL Power International Bhd (b).........................    64,900       35,364
                                                                   ------------
                                                                      1,718,613
                                                                   ------------
NETHERLANDS -- 4.55%
ABN AMRO Holdings NV....................................    69,730    1,631,672
Akzo Nobel NV...........................................     2,230      495,726
Elsevier NV.............................................    74,910    1,130,536
Heineken NV (b).........................................    32,062    1,259,342
Hoogovens NV............................................     7,303      315,930
ING Groep NV............................................    39,998    2,619,081
KLM Royal Dutch Air Lines NV............................    10,150      412,147
KPN NV..................................................    36,890    1,419,962
Philips Electronics NV..................................    21,070    1,771,198
PolyGram NV.............................................    13,400      683,768
Royal Dutch Petroleum Co................................    92,660    5,138,161
TNT Post Group NV (b)...................................    36,890      943,014
Unilever NV.............................................    30,660    2,432,663
                                                                   ------------
                                                                     20,253,200
                                                                   ------------
NEW ZEALAND -- 2.28%
Brierley Investments Ltd................................ 2,683,400    1,337,236
Carter Holt Harvey Ltd..................................   929,700      810,781
Fletcher Challenge Building.............................   307,650      383,283
Fletcher Challenge Energy...............................   339,250      810,082
Fletcher Challenge Forests Ltd..........................   626,593      351,286
Fletcher Challenge Paper................................   609,800      677,411
Lion Nathan Ltd.........................................   256,600      570,101
Telecom Corp. of New Zealand Ltd........................ 1,122,800    4,627,796
Telecom Corp. of New Zealand Ltd. ADR...................    17,600      576,400
                                                                   ------------
                                                                     10,144,376
                                                                   ------------
NORWAY -- 0.21%
Norsk Hydro ASA.........................................    17,000      747,703
Norske Skogindustrier ASA Class A.......................     6,300      194,579
                                                                   ------------
                                                                        942,282
                                                                   ------------
SINGAPORE -- 1.13%
City Developments Ltd...................................    89,000      248,642
Creative Technology Ltd. (b)............................    10,000      121,338
DBS Land Ltd............................................   168,000      139,213
Development Bank of Singapore Ltd.......................    43,200      239,077
Elec & Eltek International Co., Ltd.....................    26,100       88,218
Fraser & Neave Ltd......................................    35,000       94,051
Keppel Corp., Ltd.......................................   109,750      164,999
Keppel Land Ltd.........................................   105,000       96,330
Oversea-Chinese Banking Corp., Ltd......................   112,400      382,539
Rothmans Industries Ltd.................................    22,000       97,662
Singapore Airlines Ltd. (Frgn.).........................   125,000      584,492
Singapore Press Holdings Ltd............................    99,972      668,650
Singapore Technologies Engineering Ltd. (b).               111,000       78,183
Singapore Telecommunications, Ltd.......................   870,000    1,235,869
United Overseas Bank Ltd. (Frgn.).......................   241,000      748,890
Venture Manufacturing (Singapore) Ltd. (b)..............    27,000       51,139
                                                                   ------------
                                                                      5,039,292
                                                                   ------------

                                                          SHARES      VALUE
                                                         --------- ------------
SWEDEN -- 2.97%
ABB AB, A Shares........................................    64,400 $    912,513
Astra AB, A Shares......................................    64,800    1,324,455
Electrolux AB Series B..................................    29,400      505,060
Ericsson, B Shares......................................    93,700    2,737,602
Investor AB-B Shares....................................    27,300    1,593,518
Nordbanken Holding AB...................................   205,700    1,508,915
Skandia Forsakrings AB..................................    60,800      869,127
Skanska AB, B Shares....................................    18,600      834,970
Svenska Handelsbanken, A Shares.........................    20,900      969,667
Swedish Match AB........................................   169,100      561,907
Volvo AB, B Shares......................................    46,100    1,372,901
                                                                   ------------
                                                                     13,190,635
                                                                   ------------
SWITZERLAND -- 6.55%
ABB AG (Bearer).........................................       892    1,317,300
CS Holdings AG (Reg.)...................................    22,671    5,044,477
Holderbank Financiere Glarus, B Shares..................       840    1,068,829
Julius Baer Holding AG..................................       377    1,179,368
Nestle S.A. (Reg.)......................................     1,875    4,012,559
Novartis AG (Reg.)......................................     4,020    6,689,399
Roche Holding AG (Gen.).................................       470    4,615,407
Sairgroup...............................................     2,475      814,231
Saurer AG...............................................       845      863,496
Sulzer AG...............................................       886      699,197
Swiss Reinsurance Co. (Reg.)............................     1,109    2,804,670
                                                                   ------------
                                                                     29,108,933
                                                                   ------------
UNITED KINGDOM -- 22.86%
Abbey National PLC......................................    91,400    1,624,137
B.A.T. Industries PLC...................................   477,800    4,783,262
Barclays PLC............................................   116,900    3,370,427
Bass PLC................................................    49,407      925,753
Billiton PLC............................................   554,300    1,123,694
BOC Group PLC...........................................    62,100      846,008
Booker PLC..............................................   283,200    1,157,673
British Petroleum Co. PLC...............................   368,294    5,370,724
British Sky Broadcasting PLC............................   164,400    1,180,869
British Steel PLC....................................... 1,060,800    2,331,905
British Telecommunications PLC..........................   391,600    4,835,052
BTR PLC (b).............................................   177,306      502,920
Cable & Wireless PLC....................................    92,200    1,119,925
Cadbury Schweppes PLC...................................   134,200    2,076,793
Charter PLC.............................................   182,218    1,901,715
Coats Viyella PLC.......................................   997,900    1,223,774
Diageo PLC..............................................   165,135    1,956,249
FKI PLC.................................................   551,925    1,593,136
General Electric Co. PLC................................   320,400    2,761,147
Glaxo Wellcome PLC......................................   220,300    6,612,602
Greenalls Group PLC.....................................   177,200    1,534,468
Hanson PLC..............................................   205,712    1,250,219
Hillsdown Holdings PLC..................................   489,700    1,331,817
House of Fraser PLC.....................................   517,200    1,501,532
HSBC Holdings PLC.......................................   125,251    3,178,609
Inchcape PLC............................................   275,100      867,519
Legal & General Group PLC...............................    58,800      627,400
Lloyds TSB Group PLC....................................   318,285    4,452,931
Marks & Spencer PLC.....................................   453,600    4,128,521
Mirror Group PLC........................................   489,000    1,835,769
National Westminster Bank PLC...........................    81,600    1,458,164

--------------------------------------------------------------------------------
12

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam Navigation Co................. 179,260 $  2,581,196
Prudential Corp. PLC......................................  65,800      866,772
Reckitt & Colman PLC......................................  49,646      947,626
Reed International PLC.................................... 210,000    1,899,089
Reuters Group PLC.........................................  46,353      529,780
Rio Tinto PLC............................................. 129,800    1,461,858
RJB Mining PLC............................................ 325,800      668,625
Royal & Sun Alliance Insurance Group PLC.................. 137,714    1,423,463
Scottish Hydro-Electric PLC............................... 145,600    1,292,408
Sears PLC................................................. 702,600      615,452
Sedgwick Group PLC........................................ 412,300      894,300
SmithKline Beecham PLC.................................... 351,200    4,286,428
Smurfit (Jefferson) Group PLC............................. 496,729    1,483,540
Tate & Lyle PLC........................................... 242,000    1,918,953
Tesco PLC................................................. 179,300    1,750,100
Thames Water PLC.......................................... 121,500    2,211,708
Unilever PLC.............................................. 273,600    2,912,484
United News & Media PLC...................................  94,100    1,315,711
Vodafone Group PLC........................................ 148,327    1,882,115
Williams PLC.............................................. 162,000    1,040,645
Willis Corroon Group PLC..................................  89,100      225,969
                                                                   ------------
                                                                    101,672,936
                                                                   ------------
Total Non-U.S. Equities
 (Cost $354,901,674)......................................          414,945,392
                                                                   ------------

                                                           FACE
                                                          AMOUNT      VALUE
                                                        ---------- ------------
Short-Term Investments -- 7.58%
UNITED STATES -- 7.58%
ARCO Chemical Co.
 5.770%, due 07/06/98.................................. $2,894,000 $  2,891,681
Cincinnati Bell Inc.
 6.600%, due 07/01/98..................................  3,000,000    3,000,000
 5.850%, due 07/13/98..................................  2,000,000    1,996,100
 5.900%, due 07/17/98..................................  3,500,000    3,490,822
Hilton Hotels Corp.
 5.720%, due 07/15/98..................................  1,500,000    1,496,663
NGC Corp.
 6.750%, due 07/01/98..................................  2,304,000    2,304,000
PG & E Gas Transmission
 5.670%, due 07/02/98..................................  2,000,000    1,999,685
Raytheon Co.
 7.000%, due 07/01/98..................................  3,599,000    3,599,000
 5.700%, due 07/09/98..................................  4,000,000    3,994,933
Tenneco Inc.
 5.750%, due 07/17/98..................................  5,000,000    4,987,222
Union Pacific Resources Inc.
 5.740%, due 08/31/98..................................  2,000,000    1,981,090
 5.750%, due 08/31/98..................................  2,000,000    1,981,090
                                                                   ------------
Total Short-Term Investments
 (Cost $33,721,297)....................................              33,722,286
                                                                   ------------
Total Investments
 (Cost $388,622,971) -- 100.90% (a)....................             448,667,678
                                                                   ------------
Liabilities, less cash and other assets--(0.90%).......              (4,018,530)
                                                                   ------------
Net Assets -- 100%.....................................            $444,649,148
                                                                   ============

               See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $388,622,971; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $94,020,292
      Gross unrealized depreciation................................ (33,975,585)
                                                                    -----------
        Net unrealized appreciation................................ $60,044,707
                                                                    ===========

(b) Non-income producing security.

(c) Denominated in U.S. dollars.

FORWARD FOREIGN CURRENCY CONTRACTS

The Non-U.S. Equity Fund had the following open forward foreign currency contracts as of June 30, 1998:

                            SETTLEMENT     LOCAL        CURRENT    UNREALIZED
                               DATE       CURRENCY       VALUE    GAIN/(LOSS)
                            ---------- -------------- ----------- -----------
FORWARD FOREIGN CURRENCY
BUY CONTRACTS
Australian Dollar..........  8/19/98       10,350,000 $ 6,382,807 $  (510,975)
Canadian Dollar............  8/19/98        9,200,000   6,262,423    (126,466)
Danish Krone...............  8/19/98       29,900,000   4,357,171         349
French Franc...............  8/19/98       13,000,000   2,156,781         179
German Mark................  8/19/98        5,800,000   3,223,135      (2,671)
Hong Kong Dollar...........  8/19/98        6,500,000     835,044         962
Italian Lira...............  8/19/98   12,690,000,000   7,144,834      (7,706)
Japanese Yen...............  8/19/98    1,110,000,000   8,057,759    (996,074)
Malaysian Ringgit..........  8/19/98       11,800,000   2,779,466    (165,013)
Netherlands Guilder........  8/19/98        7,900,000   3,895,636      (4,058)
Norwegian Krona............  8/19/98       15,700,000   2,048,360     (40,795)
Spanish Peseta.............  8/19/98    2,270,000,000  14,854,400      19,808
Swedish Krona..............  8/19/98       24,900,000   3,128,687      38,590
Swiss Franc................  8/19/98       13,600,000   9,011,815    (498,675)
FORWARD FOREIGN CURRENCY
SALE CONTRACTS
Belgian Franc..............  8/19/98      455,000,000  12,262,773     (23,501)
British Pound..............  8/19/98       20,700,000  34,440,876    (649,116)
Finnish Markka.............  8/19/98       29,300,000   5,355,628      56,243
Hong Kong Dollar...........  8/19/98       27,500,000   3,532,879       2,053
Italian Lira...............  8/19/98    3,550,000,000   1,998,752     (18,587)
Malaysian Ringgit..........  8/19/98       11,800,000   2,779,466     214,318
Singapore Dollar...........  8/19/98        6,300,000   3,716,529      26,786
Swedish Krona..............  8/19/98       24,900,000   3,128,687     (12,214)
Swiss Franc................  8/19/98        6,700,000   4,439,644     227,069
                                                                  -----------
  Total....................                                       $(2,469,494)
                                                                  ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
14

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $388,622,971)....................... $448,667,678
 Cash............................................................       26,932
 Receivables:
  Investment securities sold.....................................    7,890,263
  Dividends......................................................    1,342,491
  Interest.......................................................       32,326
  Fund shares sold...............................................       63,095
 Other assets....................................................          475
                                                                  ------------
    TOTAL ASSETS.................................................  458,023,260
                                                                  ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................    5,994,611
  Fund shares sold...............................................    3,978,248
  Investment advisory fees.......................................      313,798
  Accrued expenses...............................................      617,961
 Net unrealized depreciation on forward foreign currency con-
  tracts.........................................................    2,469,494
                                                                  ------------
    TOTAL LIABILITIES............................................   13,374,112
                                                                  ------------
NET ASSETS....................................................... $444,649,148
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $385,674,481
 Accumulated undistributed net investment income.................    1,437,308
 Accumulated net realized loss...................................      (65,467)
 Net unrealized appreciation.....................................   57,602,826
                                                                  ------------
    NET ASSETS................................................... $444,649,148
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $439,328,830 and 36,163,586 shares is-
   sued and outstanding)......................................... $      12.15
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $10,772 and 887 shares issued and outstanding)................ $      12.14
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $5,309,546 and 440,453 shares issued
   and outstanding).............................................. $      12.05
                                                                  ============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends (net of $1,314,183 for foreign taxes withheld)......... $ 9,245,122
 Interest (including securities lending income of $82,824)........   1,703,252
                                                                   -----------
    TOTAL INCOME..................................................  10,948,374
                                                                   -----------
EXPENSES:
 Advisory.........................................................   3,475,953
 Administrative...................................................     305,643
 Custodian........................................................     228,877
 Distribution.....................................................      67,597
 Other............................................................     331,206
                                                                   -----------
    TOTAL EXPENSES................................................   4,409,276
                                                                   -----------
    NET INVESTMENT INCOME ........................................   6,539,098
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................  11,812,215
  Futures contracts...............................................  (1,031,399)
  Foreign currency transactions...................................   1,443,040
                                                                   -----------
    Net realized gain.............................................  12,223,856
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency ...............................  10,352,717
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................    (107,626)
  Futures contracts ..............................................  (3,327,266)
  Forward contracts...............................................     (42,714)
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........   6,875,111
                                                                   -----------
Net realized and unrealized gain..................................  19,098,967
                                                                   -----------
Net increase in net assets resulting from operations.............. $25,638,065
                                                                   ===========



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                        YEAR          ENDED
                                                        ENDED        JUNE 30,
                                                    JUNE 30, 1998      1997
                                                    -------------  ------------
OPERATIONS:
 Net investment income............................. $  6,539,098   $  5,529,755
 Net realized gain.................................   12,223,856     24,421,499
 Change in net unrealized appreciation or deprecia-
  tion ............................................    6,875,111     35,391,730
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   25,638,065     65,342,984
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I .................................   (6,380,973)    (4,371,883)
  Brinson Class N..................................          (58)           --
  SwissKey Class...................................      (51,271)       (40,369)
 Distributions from net realized gain:
  Brinson Class I..................................  (25,288,399)   (12,209,010)
  Brinson Class N..................................          (59)           --
  SwissKey Class...................................     (521,640)       (94,152)
                                                    ------------   ------------
 Total distributions to shareholders...............  (32,242,400)   (16,715,414)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  317,039,181    232,045,893
 Shares issued on reinvestment of distributions....   31,189,854     16,204,754
 Shares redeemed................................... (325,627,875)   (81,854,223)
                                                    ------------   ------------
 Net increase in net assets resulting from capital
  share transactions...............................   22,601,160    166,396,424
                                                    ------------   ------------
   TOTAL INCREASE IN NET ASSETS....................   15,996,825    215,023,994
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  428,652,323    213,628,329
                                                    ------------   ------------
 End of year (including accumulated undistributed
  net investment income of $1,437,308 and
  $1,777,930, respectively)........................ $444,649,148   $428,652,323
                                                    ============   ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                 YEAR ENDED JUNE 30,                AUGUST 31, 1993*
                         ----------------------------------------       THROUGH
BRINSON CLASS I            1998       1997       1996      1995      JUNE 30, 1994
------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period......... $  12.59   $  11.17   $   9.68  $   9.69       $ 10.00
                         --------   --------   --------  --------       -------
 Income from investment
  operations:
  Net investment income.     0.18       0.18       0.18      0.15          0.10
  Net realized and
   unrealized gain
   (loss)...............     0.30       1.97       2.05     (0.16)        (0.34)
                         --------   --------   --------  --------       -------
    Total income (loss)
     from investment
     operations.........     0.48       2.15       2.23     (0.01)        (0.24)
                         --------   --------   --------  --------       -------
 Less distributions:
  Distributions from in-
   vestment income......    (0.18)     (0.17)     (0.18)      --          (0.07)
  Distributions from net
   realized gain........    (0.74)     (0.56)     (0.56)      --            --
                         --------   --------   --------  --------       -------
    Total distributions.    (0.92)     (0.73)     (0.74)      --          (0.07)
                         --------   --------   --------  --------       -------
Net asset value, end of
 period................. $  12.15   $  12.59   $  11.17  $   9.68       $  9.69
                         ========   ========   ========  ========       =======
Total return (non-
 annualized)............     4.78%     20.27%     23.64%    (0.10)%       (2.45)%
Ratios/Supplemental da-
 ta:
 Net assets, end of pe-
  riod (in 000s)........ $439,329   $420,855   $212,366  $148,319       $71,544
 Ratio of expenses to
  average net assets:
  Before expense reim-
   bursement............     1.00%      1.00%      1.20%     1.23%         1.60%**
  After expense reim-
   bursement............      N/A        N/A       1.00%     1.00%         1.00%**
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement............     1.52%      1.83%      1.67%     1.93%         1.28%**
  After expense reim-
   bursement............      N/A        N/A       1.87%     2.16%         1.88%**
 Portfolio turnover
  rate..................       49%        25%        20%       14%           12%
 Average commission rate
  paid per share........ $ 0.0221   $ 0.0245   $ 0.0219       N/A           N/A

 * Commencement of investment operations
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
18

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                       YEAR*
                                                                       ENDED
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of year                                    $ 12.59
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.16
  Net realized and unrealized gain................................       0.29
                                                                      -------
    Total income from investment operations.......................       0.45
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.16)
  Distributions from net realized gain............................      (0.74)
                                                                      -------
    Total distributions...........................................      (0.90)
                                                                      -------
Net asset value, end of year                                          $ 12.14
                                                                      =======
Total return......................................................       4.51%
Ratios/Supplemental data:
 Net assets, end of year (in 000s)................................    $    11
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.25%
  After expense reimbursement.....................................        N/A
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       1.27%
  After expense reimbursement.....................................        N/A
 Portfolio turnover rate..........................................         49%
 Average commission rate paid per share...........................    $0.0221

 * Commencement of Brinson Class N was June 30, 1997.
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                             YEAR ENDED JUNE
                                                   30,           JULY 31, 1995*
                                             -----------------      THROUGH
SWISSKEY CLASS                                1998      1997     JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of period........ $ 12.49   $ 11.12      $ 10.26
                                             -------   -------      -------
 Income from investment operations:
  Net investment income.....................    0.08      0.11         0.12
  Net realized and unrealized gain..........    0.30      1.93         1.45
                                             -------   -------      -------
    Total income from investment operations.    0.38      2.04         1.57
                                             -------   -------      -------
 Less distributions:
  Distributions from net investment income..   (0.08)    (0.11)       (0.15)
  Distributions from net realized gain......   (0.74)    (0.56)       (0.56)
                                             -------   -------      -------
    Total distributions.....................   (0.82)    (0.67)       (0.71)
                                             -------   -------      -------
Net asset value, end of period.............. $ 12.05   $ 12.49      $ 11.12
                                             =======   =======      =======
Total return (non-annualized)...............    3.90%    19.32%       15.78%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)........ $ 5,310   $ 7,797      $ 1,262
 Ratio of expenses to average net assets:
  Before expense reimbursement..............    1.84%     1.81%        2.04%**
  After expense reimbursement...............     N/A       N/A         1.84%**
 Ratio of net investment income to average
  net assets:
  Before expense reimbursement..............    0.68%     1.02%        0.83%**
  After expense reimbursement...............     N/A       N/A         1.03%**
 Portfolio turnover rate....................      49%       25%          20%
 Average commission rate paid per share..... $0.0221   $0.0245      $0.0219

 * Commencement of SwissKey Class
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
20

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the Non-U.S. Equity Fund in the preparation of its financial statements.

A.INVESTMENT VALUATION:Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.FOREIGN CURRENCY TRANSLATION:Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.INVESTMENT TRANSACTIONS:Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.INVESTMENT INCOME:Interest income, which includes amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.FEDERAL INCOME TAXES:It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

F.DISTRIBUTIONS TO SHAREHOLDERS:It is the policy of the Fund to distribute its net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses.

G.INCOME AND EXPENSE ALLOCATION:All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

H.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee based on the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed a specified percentage of the Fund's average daily net assets. The expense cap is 1.00%, 1.25% and 1.84% of the average daily net assets of the Brinson Class I, Brinson Class N and SwissKey Class, respectively. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1998, were as follows:

                                                             ADVISORY  ADVISORY
                                                               FEE       FEES
                                                             -------- ----------
Non-U.S. Equity Fund........................................  0.80%   $3,475,953

Certain officers of the Fund are also officers of the Advisor. All officers serve without direct compensation from the Fund. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $5,840.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                        PURCHASES    FROM SALES
                                                       ------------ ------------
Non-U.S. Equity Fund.................................. $196,176,481 $198,897,969

4.FORWARD FOREIGN CURRENCY CONTRACTS
The Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts, at and for the year ended June 30, 1998, was the Fund's custodian or an affiliate of the Fund's custodian.

5.FUTURES CONTRACTS
The Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such contracts to hedge a portion of its portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.
--------------------------------------------------------------------------------
22

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

6.SECURITY LENDING
The Fund loaned securities to certain brokers with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. The Fund receives securities, which are not reflected in the statement of assets and liabilities, as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 105% of the value of non-U.S. securities loaned. The value of loaned securities and related collateral at June 30, 1998 was $34,770,031 and $39,692,153, respectively.

7.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of daily net assets of the Brinson Class N. Annual fees under the SwissKey Plan, which include a 0.25% service fee, shall not exceed 0.84% of the average daily net assets of the SwissKey Class.

8.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed are calculated at the Federal Funds rate plus 0.50% per year. The Funds pay a commitment fee of 0.08% per year of the average daily unutilized amount of the line of credit. During the year ended June 30, 1998, the Non-U.S. Equity Fund had total borrowings of $32,600,000 outstanding for 1 day under the agreement.

9.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I............... 26,268,807 $312,436,986 19,910,853 $225,344,857
 Brinson Class N...............        798        9,817         79        1,000
 SwissKey Class................    387,174    4,592,378    590,377    6,700,036
                                ---------- ------------ ---------- ------------
    Total Sales................ 26,656,779 $317,039,181 20,501,309 $232,045,893
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............  2,849,536 $ 30,664,100  1,461,013 $ 16,110,105
 Brinson Class N...............         10          117        --           --
 SwissKey Class................     49,433      525,637      8,477       94,649
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  2,898,979 $ 31,189,854  1,469,490 $ 16,204,754
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I............... 26,391,131 $318,236,785  6,945,571 $ 80,838,515
 Brinson Class N...............        --           --         --           --
 SwissKey Class................    620,542    7,391,090     87,985    1,015,708
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 27,011,673 $325,627,875  7,033,556 $ 81,854,223
                                ========== ============ ========== ============

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds--Non-U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Brinson Funds--Non-U.S. Equity Fund as of June 30, 1998, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Non-U.S. Equity Fund at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
--------------------------------------------------------------------------------
24

                    DISTRIBUTED BY: FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[ART]

The Brinson Funds
--------------------------------------------------------------------------------
Chicago . Bahrain . Basel . Frankfurt . Geneva . Hong Kong . London . Melbourne
    New York . Rio de Janiero . Paris . Singapore . Sydney . Tokyo . Zurich

 209 South LaSalle Street . Chicago, Illinois 60604-1295 . Tel: (800) 448-2430

                             [SWISSKEY FUNDS LOGO]


                              SwissKey Global Fund
                          SwissKey Global Equity Fund
                           Swisskey Global Bond Fund

                                 Annual Report

                                 June 30, 1998


                            Your Key to Performance
                            -----------------------

Trustees and Officers

[SWISSKEY FUNDS LOGO]

Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob

Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

Catherine E. Macrae
Assistant Secretary

The Funds' Advisor -- Brinson Partners, Inc.

[SWISSKEY FUNDS LOGO]

The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.

Table of Contents

[SWISSKEY FUNDS LOGO]

Shareholder Letter......................................  4

Global Economic and Market Highlights...................  5

Global Fund.............................................  6
     Schedule of Investments............................ 10
     Financial Statements............................... 20
     Financial Highlights............................... 24

Global Equity Fund...................................... 27
     Schedule of Investments............................ 31
     Financial Statements............................... 37
     Financial Highlights............................... 40

Global Bond Fund........................................ 43
     Schedule of Investments............................ 46
     Financial Statements............................... 50
     Financial Highlights............................... 53

The SwissKey Funds--Notes to Financial Statements....... 56

Report of Independent Auditors.......................... 61

Shareholder Letter

[SWISS KEY FUND LOGO]



August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the Global Fund, Global Equity Fund and Global Bond Fund. Within this Report, we focus on the current global economic outlook as well as our current strategies and performance updates for the three Global Funds.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge, which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. UBS Brinson is managed today by the same senior management that has led the business over the past decades with a consistently applied investment philosophy and process. We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

SwissKey Global Fund

Since its inception on July 31, 1995, the SwissKey Global Fund has produced an annualized total return of 13.30% compared to the return of 15.21% of its benchmark, the Global Securities Markets Mutual Fund Index.

SwissKey Global Equity Fund

The SwissKey Global Equity Fund has provided an annualized return of 16.26% since its performance inception on July 31, 1995. This is compared to an 18.18% return for the benchmark, the MSCI World Equity (Free) Index.

SwissKey Global Bond Fund

The SwissKey Global Bond Fund has provided an annualized return of 6.36% since its performance inception on July 31, 1995. Over the same period, the return of the Fund's benchmark, the Salomon World Government Bond Index, was 2.84%.

We very much appreciate your continued trust and the confidence you have placed in The SwissKey Funds.

Sincerely,



/s/ Hanspeter A. Walder         /s/ Raymond Simon
-----------------------        ------------------------
Hanspeter A. Walder             Raymond Simon

Executive Director              Executive Director
Private Banking                 Private Banking

Global Economic and Market Highlights

[SWISS KEY FUND LOGO]

The economic situation in Japan remains bleak. With real GDP growth negative in the last two quarters, the country is officially in recession. The downturn in output has brought on the highest unemployment rate recorded in the post-war period, at just over 4%. In response to the news, the voters have delivered a severe rebuke to the ruling LDP, although it is not at all certain that this will result in the implementation of "solutions" proffered by Western governments and commentators.

Many of Japan's problems are magnified elsewhere in Asia. Last year's financial and economic crisis has not diminished to any great extent. With financial systems straining under large amounts of defunct debts, and the IMF prescribing high interest rates in the interest of currency support and inflation control, real economic activity has slowed substantially. While Asia suffers from falling living standards, the crisis has been a partial benefit to the U.S. and Europe by keeping commodity and import prices in check, and by not augmenting strong domestic demand in those economies.

Continental Europe's cyclical recovery is well under way, and is starting to have some beneficial effects on the high unemployment rate. Previously, output and profit growth were reasonably strong, but did not carry over into the labor market. Although unemployment has been reduced, the failure to address structural problems will almost certainly guarantee that the Continent's poor overall unemployment picture will persist for several years. The U.K.'s economic performance has been at odds with most of the rest of Europe. A series of Bank of England rate hikes has not prevented the headline inflation rate from rising above 4% this year. Now however, there are signs that these hikes, coupled with a strong pound, have started to cool the economy.

The U.S. expansion is unabated; more than 7 years have elapsed since the recession at the start of the decade. However, the Federal Reserve's attempts to maintain a neutral policy stance, in light of the Asian crisis' effect on demand and costs, has resulted in substantial growth in the money supply. This could set the stage for a modest resurgence in inflation. Profit growth, which had reflected the strength of the domestic economy in prior years, is now showing signs of the fall-off in Asian demand and the strength of the dollar.

Global Environment


                                                6 months   1 year    7/31/95*
Major Markets                                    ended      ended      to
Total Return in U.S. Dollars                     6/30/98   6/30/98   6/30/98
-----------------------------------------------------------------------------
U.S. Equity                                        15.47%    28.86%    27.26
Non-U.S. Equities (currency unhedged)              15.53      6.04      9.15
Non-U.S. Equities (currency hedged)                18.55     16.90     21.22
U.S. Bonds                                          3.97     10.59      8.01
Non-U.S. Bonds (currency unhedged)                  2.09      0.89      0.28
Non-U.S. Bonds (currency hedged)                    5.44     11.89     12.05
U.S. Cash Equivalents                               2.38      4.87      4.97
-----------------------------------------------------------------------------


                                                6 months   1 year    7/31/95*
Major Currencies                                 ended      ended      to
Percent Change Relative to U.S. Dollars          6/30/98   6/30/98   6/30/98
-----------------------------------------------------------------------------
Yen                                                -6.31%   -17.55%   -14.45%
Pound                                               1.41      0.25      1.45
Deutschemark                                       -0.39     -3.46     -8.78
Canadian Dollar                                    -2.69     -6.19     -2.34
-----------------------------------------------------------------------------

* Inception date of the SwissKey Global Fund
All total returns in excess of 1 year are average annualized returns.

Global Fund

[SWISS KEY FUND LOGO]


The Global Fund is diversified across the equity and fixed income markets of the U.S. and a broad range of other countries. The Fund is actively managed within an asset allocation framework, involving value based market, currency, and individual security selection. Our senior asset allocation, equity and fixed income professionals form the investment team for the Fund, supported by a globally integrated market analysis system. Security selection with each market is based on the fundamental research of our analytical teams in our offices worldwide.


Since its inception on July 31, 1995 the SwissKey Global Fund has produced an annualized return of 13.30%, compared to the return of 15.21% for its benchmark, the Global Securities Markets Mutual Fund Index. For the first half of 1998, the SwissKey Global Fund returned 5.92%, trailing the 10.16% return of the benchmark.

The Global Fund market strategy centers on reducing the risk of exposure to the overpriced equity markets; most global bond markets are neutrally valued and, because they provide relative attraction, are the primary overweights. The Japanese bond market is an exception and is extremely overvalued at all points along the yield curve. Market allocation made a substantial negative contribution to Fund performance during the first half of 1998 as developed global equity markets, with a few Asian exceptions, were strong. Numerous developed equity markets provided double-digit returns in dollar-hedged terms. Developed bond markets provided positive returns but failed to match those of world equity markets.

The strategy for emerging markets equities is neutral to the normal policy exposure of 3.0%. The emerging markets debt strategy mirrors the developed bond market overweight, with a 5.0% exposure relative to the 2.0% normal policy. A small underweight is carried in the U.S. high yield bond market.

Active currency had little impact on the performance of the Fund. Current strategy involves yen and sterling underweights and Australian and U.S. dollar overweights.

Global Fund

--------------------------------------------------------------------------------


[SWISS KEY FUND LOGO]


--------------------------------------------------------------------------------
Total Return
--------------------------------------------------------------------------------

                                            6 months      1 year       7/31/95*
                                              ended        ended         to
                                             6/30/98      6/30/98      6/30/98
--------------------------------------------------------------------------------
SwissKey Global Fund                          5.92%         7.60%       13.30%
--------------------------------------------------------------------------------
GSMI Mutual Fund Index**                     10.16         13.76        15.21
--------------------------------------------------------------------------------

*   Inception date of the SwissKey Global Fund.

**  An un-managed index compiled by the Advisor, constructed as follows:
    40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged);
    2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.


--------------------------------------------------------------------------------
Illustration of an Assumed Investment of $10,000
--------------------------------------------------------------------------------

This chart shows the growth in the value of an investment in the SwissKey Global Fund and the GSMI Mutual Fund Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


SwissKey Global Fund
vs. GSMI Mutual Fund Index
Wealth Value with Dividends Reinvested


                           [LINE GRAPH APPEARS HERE]


                            [PLOT POINTS FOR GRAPH]

                                                    GSMI
                                     SWISSKEY      MUTUAL
                                      GLOBAL        FUND
                       DATE            FUND        INDEX
                       ----------------------------------
                        7/31/95       10,000       10,000
                       12/31/95       10,861       10,665
                        6/30/96       11,324       11,257
                       12/31/96       12,332       12,001
                        6/30/97       13,377       13,283
                       12/31/97       13,589       13,717
                        6/30/98       14,394       15,111

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.


================================================================================
                                                                               7

Global Fund

[SWISSKEY FUNDS LOGO]


Asset Allocation
As of June 30, 1998
                                                        Current
                                          Benchmark     Strategy
----------------------------------------------------------------
U.S. Equities                               40.0%         23.0%
Global Equities Ex-U.S.                     22.0          17.0
Emerging Markets Equities                    3.0           3.0
Dollar Bonds                                21.0          31.0
High Yield Bonds                             3.0           2.5
Global Bonds Ex-U.S.                         9.0          18.5
Emerging Markets Debt                        2.0           5.0
Cash Equivalents                             0.0           0.0
----------------------------------------------------------------
                                           100.0%        100.0%

Currency Allocation
As of June 30, 1998
                                                        Current
                                          Benchmark     Strategy
----------------------------------------------------------------
U.S.                                        66.0%        69.0%
Japan                                        6.7          2.7
U.K.                                         5.6          2.3
Continental Europe                          16.0         16.0
Canada                                       1.5          1.5
Emerging Markets                             3.0          3.0
Other                                        1.2          5.5
----------------------------------------------------------------
                                           100.0%        100.0%

Top Ten U.S. Equity Holdings
As of June 30, 1998
                                                      Percent of
                                                      Net Assets
----------------------------------------------------------------
 1. Xerox Corp.                                         1.36%
 2. Lockheed Martin Corp.                               1.35
 3. Burlington Northern Santa Fe Corp.                  1.25
 4. Aon Corp.                                           0.96
 5. FDX, Corp.                                          0.92
 6. Philip Morris Companies, Inc.                       0.91
 7. CIGNA Corp.                                         0.76
 8. Automatic Data Processing, Inc.                     0.73
 9. Goodyear Tire & Rubber Co.                          0.70
10. Baxter International, Inc.                          0.67
----------------------------------------------------------------

Top Ten Non-U.S. Equity Holdings
As of June 30, 1998

                                                      Percent of
                                                      Net Assets
----------------------------------------------------------------
 1. Glaxo Wellcome PLC                                  0.31%
 2. Novartis AG (Reg.)                                  0.29
 3. Nokia Oyj A Shares                                  0.26
 4. British Petroleum Co. PLC                           0.24
 5. Royal Dutch Petroleum Co.                           0.23
 6. British Telecommunications PLC                      0.23
 7. Lloyds TSB Group PLC                                0.22
 8. CS Holdings AG (Reg.)                               0.22
 9. B.A.T. Industries PLC                               0.20
10. Roche Holding AG (Gen.)                             0.20
----------------------------------------------------------------

Global Fund

[SWISSKEY FUNDS LOGO]

Industry Diversification

As a Percentage of Net Assets
As of June 30, 1998

U.S. EQUITIES
Energy.............................     0.73%
                                      ------
Capital Investment
 Capital Goods.....................     3.02
 Technology........................     2.80
                                      ------
                                        5.82
                                      ------
Basic Industries
 Chemicals.........................     1.28
 Housing/Paper.....................     2.26
 Metals............................     0.21
                                      ------
                                        3.75
                                      ------
Consumer
 Non-Durables......................     2.02
 Retail/Apparel....................     1.30
 Autos/Durables....................     0.87
 Discretionary.....................     0.23
 Health: Drugs.....................     2.17
 Health: Non-Drugs.................     1.60
                                      ------
                                        8.19
                                      ------
Financial
 Banks.............................     2.07
 Non-Banks.........................     2.09
                                      ------
                                        4.16
                                      ------
Utilities
 Electric..........................     1.72
 Telephone.........................     0.26
                                      ------
                                        1.98
                                      ------
Transportation.....................     2.39
Services/Misc......................     1.85
Post Venture.......................     1.28
                                      ------
    Total U.S. Equities............    30.15*
                                      ------

NON-U.S. EQUITIES
Aerospace & Military...............     0.04%
Airlines...........................     0.07
Appliances & Household.............     0.26
Automobiles........................     0.62
Banking............................     2.05
Beverages & Tobacco................     0.36
Broadcasting & Publishing..........     0.51
Building Materials.................     0.29
Business & Public Service..........     0.48
Chemicals..........................     0.48
Construction.......................     0.11
Consumer...........................     0.24
Data Processing....................     0.09
Electric Components................     0.14
Electronics........................     0.69
Energy.............................     1.30
Financial Services.................     0.44
Food & House Products..............     0.69
Forest Products....................     0.21
Gold Mining........................     0.01
Health: Drugs......................     0.63
Health: Non-Drugs..................     0.73
Housing/Paper......................     0.01
Industrial Components..............     0.23
Insurance..........................     1.06
Investment Companies...............     0.07
Leisure & Tourism..................     0.12
Machinery & Engineering............     0.09
Merchandising......................     0.67
Metals--Steel......................     0.34
Miscellaneous Materials............     0.01
Multi-Industry.....................     0.93
Non-Ferrous Metals.................     0.30
Real Estate........................     0.08
Recreation.........................     0.05
Retail/Apparel.....................     0.10
Telecommunications.................     1.52
Textiles & Apparel.................     0.05
Transportation.....................     0.15
Utilities..........................     0.58
Wholesale & International Trade....     0.09
                                      ------
    Total Non-U.S. Equities........    16.89
                                      ------

EMERGING MARKETS EQUITIES..........     3.38
                                      ------

U.S. BONDS
Corporate Bonds
 Aerospace & Military..............     0.74
 Airlines..........................     0.03
 Asset-Backed......................     0.33
 Auto/Durables.....................     0.09
 Banks.............................     0.57
 Broadcasting & Public Service.....     0.69
 CMO...............................     1.85
 Financial Services................     1.80
 Industrial Components.............     0.37
 Services/Miscellaneous............     0.04
 Telecommunications................     0.20
 Transportation....................     0.28
                                      ------
                                        6.99
                                      ------

U.S. Government Agencies...........     8.32
U.S. Government Obligations........     4.18
International Dollar Bonds.........     3.57
                                      ------
    Total U.S. Bonds...............    23.06*
                                      ------

HIGH YIELD BONDS...................     2.51
                                      ------

NON-U.S. BONDS
 Foreign Government Bonds..........    17.33
                                      ------

EMERGING MARKETS DEBT..............     4.93
                                      ------
SHORT TERM INVESTMENTS.............    16.86*
                                      ------
    TOTAL INVESTMENTS..............   115.11
LIABILITIES, LESS CASH AND
 OTHER ASSETS......................   (15.11)
                                      ------
    NET ASSETS.....................   100.00%
                                      ======

* The Fund held a long position in U.S. Treasury futures on June 30, 1998 which increased U.S. Bond exposure from 23.06% to 29.90%. The Fund held a short position in stock index futures on June 30, 1998 which reduced U.S. Equity exposure from 30.15% to 22.92%. These adjustments result in a net increase in the Fund's exposure to Short-Term Investments from 16.86% to 17.25%.

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                      ------------ ------------

Equities -- 50.42%
U.S. EQUITIES -- 30.15%
Aetna Inc............................................       33,800 $  2,573,025
Allergan, Inc........................................       52,300    2,425,412
Alza Corp. (b).......................................       53,300    2,305,225
American Home Products Corp..........................       54,200    2,804,850
Aon Corp.............................................       95,399    6,701,745
Automatic Data Processing, Inc.......................       69,800    5,086,675
BankBoston Corp......................................       38,800    2,158,250
Baxter International, Inc............................       87,000    4,681,687
Beckman Coulter PLC..................................       23,100    1,345,575
Bestfoods............................................       46,600    2,705,712
Biogen, Inc..........................................       20,900    1,024,100
Birmingham Steel Corp................................       21,400      264,825
Brinson Post-Venture Fund (b)........................      423,765    8,960,844
Burlington Northern Santa Fe Corp....................       88,900    8,728,869
Champion Enterprises, Inc............................       16,300      478,813
Champion International Corp..........................       26,500    1,303,469
CIGNA Corp...........................................       77,000    5,313,000
Circuit City Stores--Circuit City Group..............       78,700    3,689,062
Citicorp.............................................        1,700      253,725
CMS Energy Corp......................................       68,800    3,027,200
Columbia/HCA Healthcare Corp.........................       14,100      410,663
Comerica, Inc........................................       22,000    1,457,500
Commscope, Inc. (b)..................................       37,433      605,947
Comverse Technology, Inc. (b)........................       24,360    1,263,675
Consolidated Stores Corp.............................       25,400      920,750
Corning, Inc.........................................      126,700    4,402,825
Covance, Inc. (b)....................................       26,872      604,620
Crown Cork & Seal Co., Inc...........................       25,300    1,201,750
Dial Corp............................................       27,600      715,875
Eastman Chemical Co..................................       29,400    1,830,150
EMC Corp. (b)........................................       47,400    2,124,112
Enron Corp...........................................       58,900    3,184,281
Entergy Corp.........................................      151,000    4,341,250
FDX Corp. (b)........................................      102,100    6,406,775
First American Corp. of Tennessee....................       13,900      668,938
First Data Corp......................................      128,830    4,291,649
First Security Corp..................................       26,375      564,590
FirstEnergy Corp.....................................       10,805      332,254
Fleet Financial Group, Inc...........................       32,800    2,738,800
Fleetwood Enterprises, Inc...........................        1,200       48,000
Food Lion, Inc., Class A.............................      103,200    1,096,500
Forest Laboratories, Inc. Class A (b)................       40,900    1,462,175
Fort James Corp......................................       68,500    3,048,250
Gannett Co., Inc.....................................       23,100    1,641,544
General Instrument Corp. (b).........................      121,500    3,303,281
General Semiconductor, Inc. (b)......................       27,550      272,056
Genzyme Corp. (b)....................................       21,500      549,594
Geon Co..............................................       14,700      337,181
Goodyear Tire & Rubber Co............................       76,500    4,929,469
Great Lakes Chemical Corp............................       15,100      595,506
Harnischfeger Industries, Inc........................       37,200    1,053,225
Health Care and Retirement Corp. (b).................       24,000      946,500
Hibernia Corp........................................       29,600      597,550
IMC Global Inc.......................................       28,400      855,550
Informix Corp. (b)...................................       28,500      225,328

Interpublic Group of Companies, Inc..................       22,250 $  1,350,297
Kimberly Clark Corp..................................       99,800    4,578,325
Lafarge Corp.........................................       15,500      609,344
Lear Corp. (b).......................................       22,900    1,175,056
Lockheed Martin Corp.................................       89,223    9,446,485
Lyondell Petrochemical Co............................       72,100    2,194,544
Manor Care, Inc......................................       27,298    1,049,267
Martin Marietta Materials, Inc.......................       15,584      701,280
Masco Corp...........................................       62,100    3,757,050
Medusa Corp..........................................        2,200      138,050
Nabisco Holdings Corp................................       54,300    1,958,194
National Service Industries, Inc.....................       10,400      529,100
Nextel Communications, Inc. (b)......................       74,400    1,850,700
Norfolk Southern Corp................................       51,100    1,523,419
Peco Energy Co.......................................      149,100    4,351,856
Pentair, Inc.........................................       28,196    1,198,330
Philip Morris Companies, Inc.........................      161,900    6,374,813
Praxair, Inc.........................................       49,400    2,312,537
Raytheon Co., Class B................................       73,200    4,327,950
Regions Financial Corp...............................       13,700      562,556
Reynolds & Reynolds Co...............................       17,600      320,100
Schering Plough Corp.................................       51,000    4,672,875
Seagate Technology, Inc. (b).........................       47,600    1,133,475
Sears, Roebuck and Co................................       55,000    3,358,437
Southdown, Inc.......................................       10,700      763,713
St. Jude Medical, Inc. (b)...........................       26,800      986,575
Timken Co............................................        9,400      289,638
Tyson Foods, Inc., Class A...........................      108,498    2,353,050
Ultramar Diamond Shamrock Corp.......................       60,602    1,912,751
US Bancorp...........................................       68,380    2,940,340
Vencor, Inc. (b).....................................       56,400      408,900
Ventas, Inc..........................................       56,400      779,025
Viad Corp............................................       52,200    1,448,550
Wells Fargo & Co.....................................        6,800    2,509,200
Westvaco Corp........................................       12,698      358,719
Witco Corp...........................................       28,100      821,925
Xerox Corp...........................................       93,700    9,522,262
York International Corp..............................       33,200    1,446,275
                                                                   ------------
Total U.S. Equities..................................               210,875,139
                                                                   ------------
NON-U.S. EQUITIES -- 16.89%
AUSTRALIA -- 0.86%
Amcor Ltd............................................       23,770      104,076
Boral Ltd............................................       89,240      167,457
Brambles Industries Ltd..............................       12,590      247,086
Broken Hill Proprietary Co., Ltd.....................       84,200      711,778
Coca-Cola Amatil Ltd.................................       14,270       95,444
CSR Ltd..............................................       42,930      123,893
David Jones Ltd......................................      182,010      208,529
Lend Lease Corp. Ltd.................................       11,596      234,472
Mayne Nickless Ltd...................................       42,000      222,390
National Australia Bank Ltd..........................       58,467      771,242
News Corp., Ltd......................................      110,549      902,340
News Corp. Ltd., Preferred...........................       27,886      197,566
Orica Ltd............................................       18,700      110,597
Pacific Dunlop Ltd...................................       85,210      137,731
Qantas Airways Ltd...................................       83,587      125,790

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                      ------------ ------------

Rio Tinto Ltd........................................       19,845 $    235,968
Santos Ltd...........................................       38,610      119,556
Telstra Corp., Ltd...................................      173,200      444,067
Westpac Bank Corp., Ltd..............................       93,408      569,797
WMC Ltd..............................................       70,040      210,806
Woolworth's Ltd......................................       30,790      100,108
                                                                   ------------
                                                                      6,040,693
                                                                   ------------
BELGIUM -- 0.82%
Delhaize-Le Lion S.A.................................        6,390      446,493
Electrabel S.A.......................................        3,490      989,506
Fortis AG............................................          216           12
Fortis AG Strip (b)..................................        4,853    1,239,008
Groupe Bruxelles Lambert S.A. (b)....................        1,830      369,344
KBC Bancassurance Holding-Strip (b)..................          250           20
Kredietbank NV.......................................        8,650      774,106
Petrofina S.A........................................        1,775      728,652
Solvay S.A., Class A.................................        5,220      413,840
Tractebel............................................        4,065      595,384
Union Miniere S.A....................................        3,105      191,924
                                                                   ------------
                                                                      5,748,289
                                                                   ------------
CANADA -- 0.57%
Agrium, Inc..........................................        9,500      118,540
Alcan Aluminum Ltd...................................        7,250      199,663
Bank of Montreal.....................................        5,290      291,371
Barrick Gold Corp....................................        4,200       79,967
Canadian National Railway Co.........................        5,150      273,854
Canadian Pacific Ltd.................................       15,663      440,941
Extendicare Inc. (b).................................       11,500       93,057
Hudson's Bay Co......................................        6,800      155,828
Imasco, Ltd..........................................        8,400      155,080
Imperial Oil Ltd.....................................       17,160      299,886
Magna International Inc., Class A....................        2,200      150,646
Moore Corp., Ltd.....................................        8,100      107,405
Newbridge Networks Corp. (b).........................        2,200       52,584
Noranda, Inc.........................................        7,440      128,503
NOVA Corp............................................       19,520      223,658
Potash Corporation of Saskatchewan, Inc..............        2,200      165,755
Royal Bank of Canada.................................        6,250      376,122
Seagram Co., Ltd.....................................        3,090      125,966
Shaw Communications Inc., Class B....................       11,300      219,761
TransCanada Pipelines Ltd............................       10,020      222,122
Westcoast Energy, Inc................................        5,000      111,349
                                                                   ------------
                                                                      3,992,058
                                                                   ------------
DENMARK -- 0.06%
Den Danske Bank Group................................        1,900      227,934
Tele Danmark A/S.....................................        2,100      201,541
                                                                   ------------
                                                                        429,475
                                                                   ------------
FINLAND -- 0.43%
Cultor Oyj...........................................        2,400       38,932
Merita Ltd., Class A.................................       49,350      325,612
Metsa Serla Oyj, Class B.............................        7,400       71,485
Nokia Oyj A Shares (b)...............................       25,100    1,845,958
Outokumpu Oyj, Class A...............................        9,680      123,503

Sampo Insurance Co., Ltd., Series A..................        3,720  $   176,287
UPM-Kymmene Corp.....................................       12,870      354,209
Valmet Oyj...........................................        5,800      100,005
                                                                   ------------
                                                                      3,035,991
                                                                   ------------
FRANCE -- 1.64%
Air Liquide..........................................        1,395      230,731
Alcatel Alsthom......................................        2,632      535,890
AXA-UAP..............................................        5,358      602,620
AXA-UAP Certificat de valeur guarantie...............        4,328        1,475
Banque Nationale de Paris............................        5,909      482,805
Carrefour SA.........................................          600      379,590
Cie de Saint Gobain..................................        2,967      550,117
Dexia France (b).....................................        2,699      363,378
Elf Aquitaine S.A....................................        4,394      617,747
Eridania Beghin-Say SA...............................        1,100      242,888
France Telecom S.A...................................       11,200      772,478
Groupe Danone........................................        1,600      441,151
Lafarge S.A..........................................        2,470      255,334
Lagardere S.C.A......................................        8,300      345,536
Michelin, Class B....................................        5,449      314,539
Paribas..............................................        3,895      416,815
Pechiney S.A., Class A...............................        4,884      196,701
Peugeot S.A..........................................        2,580      554,747
Pinault-Printemps-Redoute S.A........................          390      326,398
Rhone-Poulenc, Class A...............................        9,644      543,931
SEITA................................................        9,910      449,113
Societe Generale.....................................        2,295      477,144
Suez Lyonnaise des Eaux S.A. (b).....................        4,071      670,047
Thomson CSF..........................................        7,900      300,529
Total S.A., Class B..................................        3,386      440,191
Usinor Sacilor.......................................        8,580      132,546
Vivendi..............................................        3,844      820,808
Vivendi Warrants "01" (b)............................        4,224        8,314
                                                                   ------------
                                                                     11,473,563
                                                                   ------------
GERMANY -- 1.93%
Allianz AG...........................................        4,176    1,376,576
Allianz AG...........................................          122       39,878
BASF AG..............................................        6,130      290,368
Bayer AG.............................................       15,240      786,063
Bayerische Motoren Werke (BMW).......................          117      116,352
Bayerische Motoren Werke AG..........................          390      393,457
Commerzbank AG.......................................        3,390      129,590
Continental AG.......................................       10,550      328,482
Daimler-Benz AG......................................        6,435      631,022
Deutsche Bank AG.....................................       10,061      851,980
Deutsche Telekom AG..................................       42,280    1,140,740
Dresdner Bank AG.....................................       12,050      649,565
Hochtief AG..........................................        3,500      167,729
Hoechst AG...........................................        5,110      255,075
M.A.N. AG............................................          750      291,690
Mannesmann AG (b)....................................        6,470      656,320
Metro AG.............................................        8,458      513,103
Metro AG Right (b)...................................        8,458          328
Muenchener Rueckver AG...............................        2,115    1,048,712

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                      ------------ ------------

Preussag AG..........................................        1,172 $    418,154
RWE AG...............................................        7,470      442,820
Schering AG..........................................        3,805      448,379
Siemens AG...........................................       12,400      754,305
Thyssen AG...........................................        1,550      392,438
Veba AG..............................................        8,839      602,325
Volkswagen AG........................................          818      786,277
                                                                   ------------
                                                                     13,511,728
                                                                   ------------
HONG KONG -- 0.10%
Cheung Kong Holdings Ltd.............................       26,000      127,842
Citic Pacific Ltd....................................       14,000       24,753
CLP Holdings Ltd.....................................       14,500       66,057
Hang Seng Bank Ltd...................................       10,700       60,483
Hong Kong & China Gas Co., Ltd.......................       71,500       81,202
Hong Kong and China Gas Warrants "99" (b)............        3,250          222
Hong Kong Telecommunications Ltd.....................       37,000       69,477
Hutchison Whampoa Ltd................................       29,000      153,073
Johnson Electric Holdings Ltd........................       14,000       51,855
South China Morning Post (Holdings) Ltd..............       30,000       14,422
Sun Hung Kai Properties Ltd..........................       13,000       55,197
                                                                   ------------
                                                                        704,583
                                                                   ------------
ITALY -- 0.74%
Assicurazioni Generali...............................       16,800      546,280
Banca Commercial Italiana............................        8,000       47,841
Credito Italiano S.p.A...............................       77,000      403,074
Danieli & Co. Savings (Risp).........................       43,000      199,572
ENI ADR..............................................        7,600      494,000
ENI S.p.A............................................      102,000      668,504
Fiat S.p.A.-Priveleged Preferred.....................      128,600      320,134
INA-Istituto Nazionale delle Assicurazioni...........       13,000       36,933
Instituto Mobiliare Italiano S.p.A...................       18,800      296,138
Istituto Bancario San Paolo di Torino................       18,000      259,740
Italgas S.p.A........................................        6,800       27,697
La Rinascente S.p.A..................................       25,740      256,307
Montedison S.p.A.....................................      250,700      310,986
Parmalat Finanziaria S.p.A...........................       93,000      189,657
Telecom Italia Mobile S.p.A..........................       84,000      513,673
Telecom Italia Mobile S.p.A. RNC.....................       41,500      140,080
Telecom Italia S.p.A.................................       63,666      468,662
                                                                   ------------
                                                                      5,179,278
                                                                   ------------
JAPAN -- 1.59%
Amada Co., Ltd.......................................       25,000      121,591
Bank of Tokyo-Mitsubishi, Ltd........................       22,000      232,864
Canon Sales Co., Inc.................................        8,000      108,715
Canon, Inc...........................................       20,000      453,940
Citizen Watch Co., Ltd...............................       23,000      189,754
Dai Nippon Printing Co., Ltd.........................       22,000      351,119
Daiichi Pharmaceutical Co., Ltd......................       20,000      263,717
Daikin Industries Ltd................................       25,000      161,040
Daiwa House Industry Co., Ltd........................       12,000      105,919
Denso Corp...........................................       20,000      331,448
Fanuc................................................       10,000      345,859

Fuji Photo Film......................................        1,000 $     34,802
Fujitsu..............................................       15,000      157,798
Hitachi Ltd..........................................       47,000      306,481
Honda Motor Co.......................................       10,000      355,946
Hoya Corp............................................        5,000      141,586
Inax.................................................       17,000       58,429
Ito Yokado Co., Ltd..................................        9,000      423,461
Kaneka Corp..........................................       23,000      120,978
Keio Teito Electric Railway..........................       27,000       98,245
Kinki Nippon Railway.................................       28,000      131,138
Kirin Brewery Co., Ltd...............................       26,000      245,416
Kokuyo...............................................        8,000      135,461
Kuraray Co., Ltd.....................................       29,000      246,359
Kyocera Corp.........................................        3,000      146,558
Marui Co., Ltd.......................................       13,000      193,897
Matsushita Electric Industrial Co....................       28,000      449,905
NGK Insulators.......................................       39,000      338,617
Nintendo Co., Ltd....................................        1,900      175,920
Nippon Meat Packers, Inc.............................       16,000      195,871
Nippon Steel Co......................................       19,000       33,404
Okumura Corp.........................................       24,000       84,217
Omron Corp...........................................        7,000      106,928
Osaka Gas Co.........................................       46,000      117,995
Sankyo Co., Ltd......................................       18,000      409,843
Secom Co., Ltd.......................................        6,000      346,291
Sega Enterprises Ltd.................................        3,000       51,771
Seino Transportation.................................       16,000       88,770
Sekisui House Ltd....................................       22,000      170,407
Shin-Etsu Chemical Co., Ltd..........................        1,000       17,293
Sony Corp............................................        5,200      447,743
Sumitomo Bank........................................        4,000       38,909
Sumitomo Chemical Co.................................       28,000       86,349
Sumitomo Electric Industries.........................       19,000      192,074
Takeda Chemical Industries...........................       15,000      398,818
TDK Corp.............................................        4,000      295,421
Tokio Marine & Fire Insurance Co.....................       21,000      215,773
Tokyo Electric Power.................................        5,900      115,632
Tonen Corp...........................................       17,000       88,071
Toray Industries, Inc................................       61,000      316,461
Toshiba Corp.........................................       56,000      228,786
Toyo Suisan Kaisha...................................       14,000       85,341
Toyota Motor Corp....................................       17,000      439,745
Yamato Transport Co., Ltd............................        2,000       22,409
Yamazaki Baking Co., Ltd.............................        9,000       79,764
                                                                   ------------
                                                                     11,101,049
                                                                   ------------
MALAYSIA -- 0.08%
Berjaya Sports Toto Bhd..............................       22,000       32,622
Kuala Lumpur Kepong Bhd..............................       35,500       57,348
Malayan Banking Bhd..................................       13,000       12,961
Malayan Banking Bhd..................................       13,000       13,102
Malaysia International Shipping Bhd (Frgn.)..........       15,000       21,881
Nestle (Malaysia) Bhd................................       13,000       58,927
Petronas Gas Bhd.....................................       22,000       40,844
Public Bank Bhd (Frgn.)..............................       22,000        6,631
Resorts World Bhd....................................       30,000       32,984

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                      ------------ ------------

Rothmans of Pall Mall Bhd............................       11,000 $     76,251
Sime Darby Bhd.......................................        8,000        5,517
Tanjong PLC..........................................       14,000       19,409
Telekom Malaysia Bhd.................................       32,000       54,008
Tenaga Nasional Bhd..................................       33,000       39,783
UMW Holdings Bhd.....................................       15,000        6,727
YTL Corp. Bhd........................................       42,000       31,595
YTL Power International Bhd (b)......................       19,400       10,571
                                                                   ------------
                                                                        521,161
                                                                   ------------
NETHERLANDS -- 0.93%
ABN AMRO Holdings NV.................................       22,490      526,263
Akzo Nobel NV........................................          760      168,947
Elsevier NV..........................................       23,580      355,868
Heineken NV (b)......................................       10,313      405,058
Hoogovens NV.........................................        2,441      105,598
ING Groep NV.........................................       13,090      857,137
KLM Royal Dutch Air Lines NV.........................        3,492      141,795
KPN NV...............................................       11,613      447,005
Philips Electronics NV...............................        6,850      575,828
PolyGram NV..........................................        4,200      214,315
Royal Dutch Petroleum Co.............................       29,420    1,631,391
Royal Dutch Petroleum Co., NY Shares.................          700       38,369
TNT Post Group NV (b)................................       11,613      296,862
Unilever NV..........................................        9,600      761,695
                                                                   ------------
                                                                      6,526,131
                                                                   ------------
NEW ZEALAND -- 0.41%
Brierley Investments Ltd.............................      756,530      377,006
Carter Holt Harvey Ltd...............................      261,110      227,711
Fletcher Challenge Building..........................       86,775      108,108
Fletcher Challenge Energy............................       95,405      227,814
Fletcher Challenge Forests Ltd.......................      185,585      104,044
Fletcher Challenge Paper.............................      171,640      190,671
Lion Nathan Ltd......................................       75,100      166,853
Telecom Corp. of New Zealand Ltd.....................      326,830    1,347,081
Telecom Corp. of New Zealand Ltd. ADR................        3,800      124,450
                                                                   ------------
                                                                      2,873,738
                                                                   ------------
NORWAY -- 0.04%
Norsk Hydro ASA......................................        5,000      219,913
Norske Skogindustrier ASA Class A....................        1,800       55,594
                                                                   ------------
                                                                        275,507
                                                                   ------------
SINGAPORE -- 0.23%
City Developments Ltd................................       31,000       86,606
Creative Technology Ltd. (b).........................        3,000       36,401
DBS Land Ltd.........................................       58,000       48,062
Development Bank of Singapore Ltd....................       13,800       76,372
Elec & Eltek International Co., Ltd..................        8,100       27,378
Fraser & Neave Ltd...................................       12,000       32,246
Keppel Corp., Ltd....................................       33,000       49,612
Keppel Land Ltd......................................       35,000       32,110
Oversea-Chinese Banking Corp., Ltd...................       34,000      115,715
Rothmans Industries Ltd..............................       11,000       48,831

Singapore Airlines Ltd. (Frgn.)......................       38,000 $    177,686
Singapore Press Holdings Ltd.........................       31,036      207,580
Singapore Technologies Engineering Ltd. (b)..........       36,000       25,357
Singapore Telecommunications, Ltd....................      266,000      377,863
United Overseas Bank Ltd. (Frgn.)....................       74,000      229,950
Venture Manufacturing (Singapore) Ltd................       12,000       22,729
                                                                   ------------
                                                                      1,594,498
                                                                   ------------
SWEDEN -- 0.57%
ABB AB, A Shares.....................................       16,400      232,379
Astra AB, A Shares...................................       21,800      445,573
Electrolux AB Series B...............................        9,600      164,917
Investor AB-B Shares.................................        8,000      466,965
Nordbanken Holding AB................................       62,700      459,937
Skandia Forsakrings AB...............................       18,200      260,166
Skanska AB, B Shares.................................        5,600      251,389
Svenska Handelsbanken, A Shares......................        6,300      292,292
Swedish Match AB.....................................       61,800      205,357
Telefonaktiebloaget LM Ericsson, B Shares............       27,100      791,772
Volvo AB, B Shares...................................       12,900      384,174
                                                                   ------------
                                                                      3,954,921
                                                                   ------------
SWITZERLAND -- 1.28%
ABB AG (Bearer)......................................          275      406,118
CS Holdings AG (Reg.)................................        7,016    1,561,116
Holderbank Financiere Glarus, B Shares...............          264      335,918
Julius Baer Holding AG...............................          122      381,652
Nestle S.A. (Reg.)...................................          565    1,209,118
Novartis AG (Reg.)...................................        1,214    2,020,132
Roche Holding AG (Gen.)..............................          144    1,414,082
Sairgroup............................................          775      254,961
Saurer AG............................................          270      275,910
Sulzer AG............................................          277      218,598
Swiss Reinsurance Co. (Reg.).........................          332      839,631
                                                                   ------------
                                                                      8,917,236
                                                                   ------------
UNITED KINGDOM -- 4.61%
Abbey National PLC...................................       31,620      561,873
B.A.T. Industries PLC................................      149,484    1,496,486
BOC Group PLC........................................       18,500      252,031
BTR PLC (b)..........................................       49,904      141,550
Barclays PLC.........................................       36,500    1,052,358
Bass PLC.............................................       16,027      300,299
Billiton PLC.........................................      169,000      342,602
Booker PLC...........................................       91,220      372,892
British Petroleum Co. PLC............................      115,667    1,686,738
British Sky Broadcasting PLC.........................       51,000      366,328
British Steel PLC....................................      323,470      711,068
British Telecommunications PLC.......................      127,980    1,580,158
Cable & Wireless PLC.................................       30,000      364,401
Cadbury Schweppes PLC................................       44,500      688,653
Charter PLC..........................................       55,846      582,836
Coats Viyella PLC....................................      312,860      383,676

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                      ------------ ------------

Diageo PLC...........................................       57,290 $    678,673
FKI PLC..............................................      181,500      523,901
General Electric Co. PLC.............................      101,550      875,139
Glaxo Wellcome PLC...................................       71,100    2,134,163
Greenalls Group PLC..................................       56,000      484,933
HSBC Holdings PLC....................................       38,104      967,000
Hanson PLC...........................................       64,102      389,581
Hillsdown Holdings PLC...............................      149,520      406,643
House of Fraser PLC..................................      166,400      483,091
Inchcape PLC.........................................       79,470      250,606
Legal & General Group PLC............................       13,400      142,979
Lloyds TSB Group PLC.................................      112,409    1,572,646
Marks & Spencer PLC..................................      140,040    1,274,599
Mirror Group PLC.....................................      146,450      549,792
National Westminster Bank PLC........................       25,380      453,532
Peninsular & Oriental Steam Navigation Co............       59,420      855,599
Prudential Corp. PLC.................................       21,000      276,629
RJB Mining PLC.......................................      100,570      206,396
Reckitt & Colman PLC.................................       15,938      304,219
Reed International PLC...............................       64,000      578,770
Reuters Group PLC....................................       10,659      121,829
Rio Tinto PLC........................................       40,580      457,028
Royal & Sun Alliance Insurance Group PLC.............       42,943      443,875
Scottish Hydro-Electric PLC..........................       45,480      403,700
Sears PLC............................................      206,480      180,869
Sedgwick Group PLC...................................      133,360      289,265
SmithKline Beecham PLC...............................      109,180    1,332,552
Smurfit (Jefferson) Group PLC........................      150,477      449,417
Tate & Lyle PLC......................................       74,000      586,787
Tesco PLC............................................       58,140      567,489
Thames Water PLC.....................................       39,210      713,754
The Great Universal Stores PLC.......................        4,000       52,725
Unilever PLC.........................................       88,040      937,190
United News & Media PLC..............................       30,000      419,461
Vodafone Group PLC...................................       46,528      590,392
Williams PLC.........................................       50,010      321,251
Willis Corroon Group PLC.............................       26,000       65,939
                                                                   ------------
                                                                     32,226,363
                                                                   ------------
Total Non-U.S. Equities..............................               118,106,262
                                                                   ------------
EMERGING MARKETS EQUITIES -- 3.38%
Brinson Emerging Markets Equity Fund (b).............    2,926,942   23,662,860
                                                                   ------------
Total Equities (Cost $297,790,589)...................               352,644,261
                                                                   ------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                       ------------ ------------

Bonds -- 47.83%
U.S. BONDS -- 23.06%
U.S. CORPORATE BONDS -- 6.99%
Aetna Services Inc., 6.970%, due 08/15/36............  $    265,000 $    273,999
Asset Securitization Corp., 7.210%, due 10/13/26.....     2,310,000    2,422,613
AT&T Corp., 8.250%, due 01/11/00.....................       945,000      976,400
Bellsouth Savings & Employee ESOP, 9.125%, 07/01/03..       254,503      275,023
Capital One Bank, 6.830%, due 05/17/99...............     1,946,000    1,956,950
Chase Manhattan Auto Owner Trust, 96-C, Class A4,
 6.150%, due 03/15/02................................     1,000,000    1,007,370
Chemical Master Credit Card Trust, 6.230%, due
 06/15/03............................................     1,430,000    1,445,101
Chesapeake & Potomac Telephone of Maryland, 8.000%,
 due 10/15/29........................................        98,000      120,886
Chrysler Financial Corp., 7.400%, due 08/01/2097.....       252,000      271,991
Citicorp, Series F, 6.150%, due 03/15/02.............       500,000      500,933
Continental Airlines, Inc.
 97-4A, 6.900%, due 01/02/18.........................     1,850,000    1,924,333
 98-1B, 6.748%, due 09/15/18.........................       220,000      223,672
Countrywide Funding Corp., 93-12, Class A5, 6.000%,
 due 02/25/24........................................     1,045,000    1,035,783
CS First Boston Mortgage Securities Corp., 97-C1,
 Class A1B, 7.150%, due 08/20/06.....................     1,465,000    1,540,081
Dayton Hudson Credit Card Master Trust, 95-1, Class
 A, 6.100%, due 02/25/02.............................       132,000      132,161
DLJ Mortgage Acceptance Corp., 6.500%, 08/19/28......     1,545,000    1,525,687
Donaldson Lufkin & Jenrette FRN, 6.700%, due
 06/30/00............................................       600,000      608,659
First National Bank of Chicago, Series E, 7.000%, due
 05/08/00............................................     1,000,000    1,014,173
Ford Credit Grantor Trust, 95-B, Class A, 5.900%, due
 10/15/00............................................        48,062       48,101
General Motors Acceptance Corp. 6.375%, due 12/01/01.       500,000      505,652
 9.625%, due 12/15/01................................       331,000      367,579
Lehman Brothers Holdings, 7.250%, due 04/15/03.......     1,250,000    1,302,437
Lockheed Martin Corp., 7.700%, due 06/15/08..........       148,000      162,891
Lockheed Martin Corp., 6.550%, due 05/15/99..........     5,000,000    5,026,005
MBNA Global Capital Securities FRN, 6.519%, due
 02/01/27............................................     1,100,000    1,022,417
Nationsbanc Asset Securities, Inc., 97-1, Class A1,
 5.958%, due 10/20/27................................     2,330,559    2,336,082

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                       ------------ ------------

News America Holdings, 7.750%, due 12/01/45..........  $  1,877,000 $  2,014,359
Norwest Asset Securities, Corp., 96-2, Class A9,
 7.000%, due 09/25/11................................       520,000      528,888
Panamsat Corp., 144A, 6.000%, due 01/15/03...........       275,000      272,253
Premier Auto Trust
 93-5, Class A2, 4.220%, due  03/02/99...............         3,292        3,279
 96-3, Class A3, 6.500%, due 03/06/00................       157,355      157,840
 96-4, Class A4, 6.400%, due 10/06/01................       455,000      458,394
Prudential Home Mortgage Securities 94-3, Class A10,
 6.500%, due   02/25/24..............................     1,000,000      969,040
Residential Asset Securitization Trust 97-A7, Class
 A1, 7.500%, due   09/25/27..........................       797,106      805,837
 97-A10, Class A5, 7.250%, due 12/25/27..............     1,480,000    1,511,585
 97-A11, Class A2, 7.000%, due 01/25/28..............       200,000      201,280
Salomon, Inc.
 6.500%, due 03/01/00................................     2,520,000    2,539,628
 6.750%, due 02/15/03................................       550,000      563,378
SASCO LLC, 98-RF1, Class A, 8.712%, due 03/15/27.....     1,397,292    1,498,596
Standard Credit Card Trust, 95-1, Class A, 8.250%,
 due 01/01/07........................................       500,000      562,590
Thrift Financial Corp., 11.250%, due 01/01/16........        76,046       80,866
Time Warner, Inc.
 8.375%, due 03/15/23................................     1,206,000    1,411,929
 7.570%, due 02/01/24................................     2,165,000    2,343,998
Turner Broadcasting, 7.400%, due 02/01/04............     1,000,000    1,044,941
UCFC Home Equity Loan FRN, 97-C, Class A8, 5.888%,
 due 09/15/27........................................     1,413,172    1,414,755
Vendee Mortgage Trust, 98-2, Class 1G, 6.750%, due
 06/15/28............................................     2,400,000    2,429,250
                                                                    ------------
                                                                      48,839,665
                                                                    ------------
INTERNATIONAL DOLLAR BONDS -- 3.57%
Abbey National PLC, 6.700%, Resettable Perpetual Pre-
 ferred..............................................       230,000      230,980
ABN AMRO Bank NV (Chicago) 6.625%, due 10/31/01......       250,000      254,740
Banca Commercial Italian, 8.250%, due 07/15/07.......       450,000      503,122
Banco Santiago S.A., 7.000%, due 07/18/07............     2,000,000    2,007,880
Banque Centrale de Tunisie, 8.250%, due 09/19/27.....     1,750,000    1,647,357
Banque Paribas, Sub. Notes, 6.875%, due 03/01/09.....       175,000      179,427

                                                             FACE
                                                            AMOUNT      VALUE
                                                        ------------ ------------

Credit Suisse London, 144A, 7.900%, Resettable Perpet-
 ual Preferred........................................  $  2,600,000 $  2,779,881
Den Danske Bank, 144A, Step Coupon Bond, 6.375%, due
 06/15/08.............................................     2,570,000    2,576,428
DR Investments, 144A, 7.450%, due 05/15/07............       320,000      341,583
Empressa Nacional Electric, 7.875%, due 02/01/27......       231,000      231,109
International Telecom Satellite, 8.125%, due 02/28/05.       335,000      371,568
Japanese Development Bank, 8.375%, due 02/15/01.......       970,000    1,026,443
Korea Development Bank, 7.125%, due 09/17/01..........       200,000      176,260
Pan Pacific Industry PLC, 144A, 4.047%, due 04/28/07..     2,130,000      745,500
Petroliam Nasional, 144A, 7.125%, due 08/15/05........       420,000      370,211
Poland Non-U.S. Global Registered FRN, 6.688%, due
 10/27/24.............................................       300,000      293,625
Province of Quebec, 7.500%, due 07/15/23..............     1,325,000    1,473,042
Ras Laffan Liquified Natural Gas Co., Ltd., 144A,
 8.294%, due 03/15/14.................................     1,910,000    1,906,965
Repsol International Finance, 7.000%, due 08/01/05....       735,000      779,402
Republic of South Africa Debenture, 9.625%, due
 12/15/99.............................................     1,079,000    1,122,160
Royal Bank of Scotland, 7.375%, Resettable Perpetual
 Preferred............................................       690,000      734,775
Skandinaviska Enskilda Banken, 144A, 6.625%,
 Resettable Perpetual Preferred.......................       500,000      502,700
Sociedad Quimica y Minera de Chiles S.A., 144A,
 7.700%, due 09/15/06.................................     1,500,000    1,546,503
Southern Investments UK, 6.800%, due 12/01/06.........     1,625,000    1,683,680
United Utilities, 6.450%, due 04/01/08................     1,485,000    1,506,235
                                                                     ------------
                                                                       24,991,576
                                                                     ------------
U.S. GOVERNMENT AGENCIES -- 8.32%
Aid-Israel, Series 10Z, 0.000%, due 02/15/03..........     6,720,000    5,196,845
Federal Home Loan Mortgage Corp.
 6.200%, due 08/15/07.................................       700,000      697,585
 7.000%, due 10/15/13.................................     2,275,469    2,345,785
 8.500%, due 07/15/21.................................       831,287      863,589
 6.950%, due 04/15/22.................................     2,400,000    2,453,887
 7.500%, due 01/15/23.................................       823,105      881,887
 7.240%, due 05/01/26.................................       227,170      235,073
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 11/01/22.................................       118,252      122,169
 8.000%, due 05/01/23.................................     1,238,385    1,279,406
 9.000%, due 03/01/24.................................       863,675      925,013
Federal National Mortgage Assoc.
 5.000%, due 06/01/01.................................     1,211,785    1,172,074
 6.540%, due 09/18/02.................................     4,690,000    4,760,106

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT      VALUE
                                                      ------------ ------------

 6.220%, due 03/13/06................................ $  1,700,000 $  1,754,181
 8.000%, due 02/25/07................................    1,635,000    1,674,343
 6.500%, due 05/01/08................................    3,696,873    3,817,761
 6.360%, due 06/01/08................................    1,640,000    1,678,868
 8.000%, due 03/01/11................................    1,481,440    1,528,199
 6.000%, due 12/01/12 TBA............................    1,470,000    1,453,455
 8.000%, due 05/25/21................................    1,610,000    1,665,793
 9.000%, due 08/01/21................................      244,512      261,733
 8.000%, due 05/01/22................................      115,815      119,796
 8.500%, due 07/01/22................................      533,209      563,752
 7.500%, due 07/25/22................................    2,250,686    2,392,335
 8.000%, due 11/01/23................................    1,525,009      301,517
 6.500%, due 12/25/23................................    4,610,000    4,629,274
 9.000%, due 04/25/25................................       36,864       38,677
 6.500%, due 12/01/27 TBA............................    3,500,000    3,484,663
 7.500%, due 01/01/28................................    1,765,720    1,810,940
 6.000%, due 03/01/28................................    2,436,930    2,371,913
 3.500%, due 05/01/28................................    1,313,554    1,128,184
Federal National Mortgage Assoc. Strips 0.000%, due
 04/01/27 principal only.............................    1,481,065    1,253,146
Government National Mortgage Assoc.
 10.000%, due 09/15/00...............................        2,535        2,706
 10.000%, due 05/15/01...............................        3,577        3,819
 9.000%, due 11/15/04................................       10,061       10,602
 9.000%, due 11/15/04................................        5,376        5,665
 8.000%, due 08/15/22................................      444,049      460,008
 8.000%, due 11/15/22................................      361,577      376,325
 8.000%, due 12/15/22................................    1,253,454    1,304,582
 7.500%, due 12/15/23................................      844,929      867,902
 7.500%, due 11/15/24................................    2,242,403    2,306,155
                                                                   ------------
                                                                     58,199,713
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS 4.18%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00................................   12,325,000   12,321,155
 6.625%, due 07/31/01................................    4,050,000    4,171,500
 6.250%, due 08/31/02................................    4,635,000    4,755,223
 3.625%, due 01/15/08................................    1,558,975    1,541,436
 8.000%, due 11/15/21................................    2,760,000    3,557,814
 6.000%, due 02/15/26................................    2,750,000    2,860,861
                                                                   ------------
                                                                     29,207,989
                                                                   ------------
Total U.S. Bonds.....................................               161,238,943
                                                                   ------------
HIGH YIELD BONDS -- 2.51%                                SHARES
                                                      ------------
Brinson High Yield Fund (b)..........................    1,231,792   17,562,145
                                                                   ------------
                                                          FACE
NON-U.S. BONDS 17.33%                                    AMOUNT
                                                      ------------
AUSTRALIA -- 1.19%
Government of Australia
 9.750%, due 03/15/02.............................AUD    1,700,000    1,207,781
 9.000%, due 09/15/04................................    3,800,000    2,790,161
Queensland Treasury Global Notes 8.000%, due
 05/14/03............................................    6,350,000    4,330,716
                                                                   ------------
                                                                      8,328,658
                                                                   ------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                      ------------- -----------
CANADA -- 1.77%
Government of Canada
 7.500%, due 09/01/00.............................CAD     1,880,000 $ 1,334,690
 6.500%, due 06/01/04................................       500,000     359,734
 8.750%, due 12/01/05................................     2,600,000   2,131,219
 7.000%, due 12/01/06................................     4,270,000   3,223,551
 4.250%, due 12/01/21................................     6,790,000   5,345,751
                                                                    -----------
                                                                     12,394,945
                                                                    -----------
DENMARK -- 1.76%
Kingdom of Denmark
 9.000%, due 11/15/00.............................DKK    13,600,000   2,178,136
 6.000%, due 11/15/02................................    10,000,000   1,534,390
 7.000%, due 12/15/04................................     9,900,000   1,612,331
 8.000%, due 03/15/06................................    40,000,000   6,962,338
                                                                    -----------
                                                                     12,287,195
                                                                    -----------
FRANCE -- 2.19%
Government of France (BTAN)
 5.750%, due 03/12/01.............................FRF    24,000,000   4,125,571
Government of France (OAT)
 9.500%, due 01/25/01................................    20,300,000   4,924,347
 7.500%, due 04/25/05................................    13,000,000   3,791,393
 8.500%, due 12/26/12................................    22,000,000   2,505,822
                                                                    -----------
                                                                     15,347,133
                                                                    -----------
GERMANY -- 3.77%
Bundesrepublik Deutschland
 8.500%, due 08/21/00.............................DEM     2,180,000   1,315,609
 9.000%, due 01/22/01................................     2,500,000   1,545,291
 8.375%, due 05/21/01................................     3,080,000   1,897,826
 6.750%, due 04/22/03................................     4,900,000   2,985,064
 6.750%, due 07/15/04................................     6,300,000   3,889,596
 6.250%, due 01/04/24................................     5,000,000   3,121,884
 7.000%, due 09/20/99................................    13,700,000   7,869,341
Treuhandanstalt 6.250%, due 03/04/04.................     6,200,000   3,727,213
                                                                    -----------
                                                                     26,351,824
                                                                    -----------
ITALY -- 0.95%
Republic of Italy (BTP)
 10.500%, due 04/01/00............................ITL   995,000,000     614,280
 12.000%, due 09/01/02............................... 1,700,000,000   1,215,358
 9.000%, due 10/01/03................................   900,000,000     604,894
 8.500%, due 04/01/04................................ 4,600,000,000   3,061,922
 9.500%, due 12/01/99................................ 1,900,000,000   1,136,547
                                                                    -----------
                                                                      6,633,001
                                                                    -----------
NETHERLANDS -- 1.45%
Government of Netherlands
 8.500%, due 03/15/01.............................NLG     5,600,000   3,048,864
 8.750%, due 09/15/01................................       700,000     389,195
 6.500%, due 04/15/03................................     1,600,000     854,587
 7.250%, due 10/01/04................................     3,200,000   1,796,480
 8.250%, due 02/15/07................................     4,815,000   2,938,660
 7.500%, due 04/15/10................................     1,800,000   1,085,292
                                                                    -----------
                                                                     10,113,078
                                                                    -----------

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT       VALUE
                                                       ----------- ------------

SPAIN -- 1.14%
Kingdom of Spain
 6.750%, due 04/15/00..............................ESP 415,000,000 $  2,827,389
 7.900%, due 02/28/02................................. 140,000,000    1,018,519
 8.000%, due 05/30/04................................. 300,000,000    2,287,772
 10.000%, due 02/28/05................................  30,000,000      253,007
 7.350%, due 03/31/07.................................  85,000,000      648,369
 6.150%, due 01/31/13................................. 130,000,000      927,807
                                                                   ------------
                                                                      7,962,863
                                                                   ------------
SWEDEN -- 0.43%
Kingdom of Sweden
 5.500%, due 04/12/02..............................SEK   3,500,000      453,962
 10.250%, due 05/05/03................................  16,300,000    2,539,807
                                                                   ------------
                                                                      2,993,769
                                                                   ------------
UNITED KINGDOM -- 2.68%
UK Treasury
 8.000%, due 06/10/03..............................GBP   2,190,000    3,908,659
 6.750%, due 11/26/04.................................     380,000      658,996
 8.500%, due 12/07/05.................................   4,570,000    8,709,242
 8.500%, due 07/16/07.................................   1,200,000    2,355,716
 7.250%, due 12/07/07.................................   1,200,000    2,204,925
 8.750%, due 08/25/17.................................     390,000      881,720
                                                                   ------------
                                                                     18,719,258
                                                                   ------------
Total Non-U.S. Bonds..................................              121,131,724
                                                                   ------------
                                                         SHARES
                                                       -----------
EMERGING MARKETS DEBT -- 4.93%
Brinson Emerging Markets Debt
 Fund (b).............................................   1,692,314   34,515,928
                                                                   ------------
Total Bonds (Cost $322,004,943).......................              334,448,740
                                                                   ------------
                                                          FACE
                                                         AMOUNT
                                                       -----------
Short-Term Investments -- 16.86%
U.S. CORPORATE BONDS -- 0.78%
Bank of America,
 5.730%, due 09/24/98 FRN............................. $ 2,000,000    1,999,728
Texas Utilities,
 5.750%, due 07/01/98.................................   2,500,000    2,500,000
Union Oil of California Ser B,
 5.730%, due 07/27/98.................................   1,000,000    1,009,505
                                                                   ------------
                                                                      5,509,233
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.34%
U.S. Treasury Bill
 5.125%, due 11/27/98.................................   2,400,000    2,350,135
                                                                   ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.17%
Government of Netherlands
 6.250%, due 07/15/98................................ $  1,400,000 $    688,575
Kingdom of Denmark
 9.000%, due 11/15/98................................    3,200,000      472,857
                                                                   ------------
                                                                      1,161,432
                                                                   ------------
CERTIFICATE OF DEPOSIT -- 0.86%
Canadian Imperial Bank,
 5.940%, due 10/23/98................................    3,000,000    2,999,462
Societe General Yankee,
 5.940%, due 10/20/98................................    3,000,000    2,999,129
                                                                   ------------
                                                                      5,998,591
                                                                   ------------
COMMERCIAL PAPER -- 14.71%
ARCO Chemical, 5.730%, due 07/10/98..................    5,000,000    4,992,837
American Stores, 5.720%, due 08/03/98................    5,000,000    4,973,783
Bausch & Lomb,
 5.750%, due 07/08/98................................    2,500,000    2,497,205
 5.700%, due 07/13/98................................    5,000,000    4,990,500
Cincinnati Bell Inc.
 5.850%, due 07/01/98................................    2,000,000    2,000,000
 5.850%, due 07/13/98................................    2,000,000    1,996,100
 5.900%, due 07/17/98................................    1,500,000    1,496,067
Crown, Cork & Seal,
 5.690%, due 07/13/98................................    4,321,000    4,312,805
 5.680%, due 07/23/98................................    5,000,000    4,982,644
CVS Corp.,
 5.750%, due 07/10/98................................    5,000,000    4,992,813
Dayton Hudson,
 5.600%, due 07/15/98................................    3,000,000    2,993,467
Excel Paralubes,
 5.800%, due 07/07/98................................    4,070,000    4,066,066
Hilton Hotels Corp.,
 5.720%, due 07/15/98................................    1,500,000    1,496,663
 5.750%, due 10/01/98................................    5,000,000    4,926,528
 5.780%, due 10/13/98................................    2,500,000    2,458,256
IMC Global,
 5.720%, due 07/30/98................................    4,261,000    4,241,366
ITT Industries,
 5.720%, due 07/09/98................................    5,000,000    4,993,644
NGC Corp.,
 6.750%, due 07/01/98................................    2,307,000    2,307,000
Occidental Petroleum,
 5.700%, due 07/06/98................................    5,000,000    4,996,042
PG & E Gas,
 6.000%, due 07/10/98................................    1,000,000      998,500
Raytheon Co.,
 6.998%, due 07/01/98................................    2,200,000    2,200,000
 5.700%, due 07/20/98................................    5,000,000    4,984,959
Sprint Capital,
 5.720%, due 07/07/98................................    6,643,000    6,636,668
Tenneco Inc.,
 5.750%, due 07/17/98................................    2,000,000    1,994,889

--------------------------------------------------------------------------------

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT       VALUE
                                                      ------------ ------------

Texas Utilities Co.,
 5.730%, due 07/17/98................................ $  2,500,000 $  2,493,633
 6.100%, due 07/17/98................................    1,000,000      997,289
 5.750%, due 08/21/98................................    5,000,000    4,959,271
Union Pacific Resources,
 5.730%, due 07/27/98................................    5,000,000    4,979,308
Union Pacific Resources,
 5.760%, due 10/30/98................................    3,000,000    2,941,920
                                                                   ------------
                                                                    102,900,223
                                                                   ------------
Total Short-Term Investments (Cost $118,077,052).....               117,919,614
                                                                   ------------
Total Investments (Cost
 $737,872,584) -- 115.11% (a)........................               805,012,615
                                                                   ------------
Liabilities, less cash and other
 assets -- (15.11%)..................................              (105,669,892)
                                                                   ------------
Net Assets -- 100%...................................              $699,342,723
                                                                   ============

               See accompanying notes to Schedule of Investments.
--------------------------------------------------------------------------------
18

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $737,872,584; and net unrealized appreciation consisted of:

      Gross unrealized appreciation............................... $ 94,882,489
      Gross unrealized depreciation...............................  (27,742,458)
                                                                   ------------
         Net unrealized appreciation.............................. $ 67,140,031
                                                                   ============

(b) Linked to Canada's retail price index. Reset semi-annually
FRN: Floating Rate Note
MTN: Medium term note
TBA: Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $11,042,024 or 1.58% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.
FORWARD FOREIGN CURRENCY CONTRACTS
The Global Fund had the following open forward foreign currency contracts as of June 30, 1998:

                              SETTLEMENT     LOCAL       CURRENT   UNREALIZED
                                 DATE      CURRENCY       VALUE    GAIN/(LOSS)
                              ---------- ------------- ----------- -----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Australian Dollar...........   8/05/98      28,500,000 $17,658,102 $(1,350,708)
Canadian Dollar.............   8/05/98       1,900,000   1,292,948         541
Danish Krone................   8/05/98       9,000,000   1,310,734         252
French Franc................   7/06/98      62,281,506  10,305,195       6,475
French Franc................   8/05/98      22,200,000   3,679,956      17,436
German Mark.................   8/05/98       4,600,000   2,554,094      (2,456)
Japanese Yen................   8/05/98   1,260,000,000   9,127,544  (1,041,517)
Netherlands Guilder.........   8/05/98       3,700,000   1,822,956        (422)
Spanish Peseta..............   8/05/98     825,000,000   5,395,923      14,143
Swiss Franc.................   8/05/98       7,700,000   5,095,019    (247,751)
FORWARD FOREIGN CURRENCY
 SALE CONTRACTS
Australian Dollar...........   7/06/98       1,233,770     764,143         832
British Pound...............   7/06/98       1,400,000   2,335,124       1,336
British Pound...............   8/05/98      21,700,000  36,132,943    (905,057)
Canadian Dollar.............   7/06/98       1,604,844   1,091,441        (512)
Canadian Dollar.............   8/05/98      11,300,000   7,689,638      88,191
Danish Kroner...............   7/06/98       7,653,250   1,113,166        (144)
Danish Kroner...............   8/05/98      78,600,000  11,447,080     (44,221)
French Franc................   8/05/98      62,300,000  10,327,085      (7,390)
German Mark.................   7/06/98       4,600,000   2,549,451       2,560
German Mark.................   8/05/98      34,000,000  18,878,086     (43,109)
Netherlands Guilder.........   7/06/98       2,202,850   1,083,317         282
Netherlands Guilder.........   8/05/98      15,200,000   7,488,902       9,307
Spanish Peseta..............   7/06/98     116,852,795     763,461      (1,113)
Spanish Peseta..............   8/05/98     825,000,000   5,395,923     (36,344)
Swedish Krona...............   7/06/98       3,135,011     393,207         (38)
                                                                   -----------
 Total......................                                       $(3,539,427)
                                                                   ===========

FUTURES CONTRACTS
The Global Fund had the following open futures contracts as of June 30, 1998:

                              SETTLEMENT      COST/      CURRENT   UNREALIZED
                                 DATE       PROCEEDS      VALUE    GAIN/(LOSS)
                            -------------- ----------- ----------- -----------
FUTURES BUY CONTRACTS
5 year U.S. Treasury Note,
 340 contracts............  September 1998 $37,072,972 $37,293,750 $   220,778
10 year U.S. Treasury
 Note, 66 contracts.......  September 1998   7,421,886   7,513,688      91,802
30 year U.S. Treasury
 Bonds, 25 contracts......  September 1998   2,976,555   3,089,844     113,289
INDEX FUTURES SALES CON-
 TRACTS
Standard & Poor's 500, 177
 contracts................  September 1998  49,204,572  50,577,750  (1,373,178)
                                                                   -----------
 Total....................                                         $  (947,309)
                                                                   ===========

The market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1998 was $2,350,135.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Note 1):
  Unaffiliated issuers (Cost $659,099,950)....................... $720,310,838
  Affiliated issuers (Cost $78,772,634)..........................   84,701,777
  Cash...........................................................       15,353
 Foreign currency, at value (Cost $2,688,302)....................    2,672,795
 Receivables:
  Investment securities sold.....................................   17,512,017
  Dividends......................................................      850,203
  Interest.......................................................    5,067,092
  Fund shares sold...............................................      524,097
  Variation margin...............................................      442,309
 Other assets....................................................       55,119
                                                                  ------------
    TOTAL ASSETS.................................................  832,151,600
                                                                  ------------
LIABILITIES:
 Payables:
  Securities loaned..............................................  104,946,044
  Investment securities purchased................................   23,236,470
  Fund shares redeemed...........................................      416,119
  Investment advisory fees.......................................      461,215
  Accrued expenses...............................................      209,602
 Net unrealized depreciation on forward foreign currency con-
  tracts.........................................................    3,539,427
                                                                  ------------
    TOTAL LIABILITIES............................................  132,808,877
                                                                  ------------
NET ASSETS....................................................... $699,342,723
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $618,908,532
 Accumulated distribution in excess of net investment income.....     (845,490)
 Accumulated net realized gain...................................   18,624,289
 Net unrealized appreciation.....................................   62,655,392
                                                                  ------------
    NET ASSETS................................................... $699,342,723
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $667,744,541 and 52,298,571 shares is-
   sued and outstanding)......................................... $      12.77
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,162,613 and 91,194 shares issued and outstanding).......... $      12.75
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $30,435,569 and 2,395,337 shares is-
   sued and outstanding)......................................... $      12.71
                                                                  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20

                    GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest (net of $19,403 for foreign taxes withheld; including securities lending income of $256,807).......................... $18,386,739
 Dividends (net of $339,731 for foreign taxes withheld)...........   6,105,294
                                                                   -----------
    TOTAL INCOME..................................................  24,492,033
                                                                   -----------
EXPENSES:
 Advisory.........................................................   5,378,141
 Administration...................................................     464,398
 Distribution.....................................................     191,376
 Custodian........................................................     151,260
 Other............................................................     350,006
                                                                   -----------
    TOTAL EXPENSES................................................   6,535,181
                                                                   -----------
    NET INVESTMENT INCOME ........................................  17,956,852
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................  40,696,600
  Futures contracts...............................................  (4,402,062)
  Foreign currency transactions...................................   3,479,537
                                                                   -----------
    Net realized gain.............................................  39,774,075
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency................................   3,727,996
  Futures contracts...............................................    (654,367)
  Forward contracts...............................................  (9,657,319)
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................      37,869
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........  (6,545,821)
                                                                   -----------
 Net realized and unrealized gain.................................  33,228,254
                                                                   -----------
 Net increase in net assets resulting from operations............. $51,185,106
                                                                   ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1998

CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:

 Proceeds from sales of investments.............................  $ 559,718,591
 Purchases of investments.......................................   (623,990,589)
 Net increase in short term investments.........................    (91,292,986)
 Net realized gain on foreign currency transactions.............      3,479,537
 Net realized loss on futures contracts.........................     (4,066,409)
 Interest and dividend income received..........................     23,974,925
 Expenses paid..................................................     (6,458,212)
                                                                  -------------
  Net cash used in investing and operating activities...........   (138,635,143)
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net capital share transactions.................................     36,501,192
 Net increase from securities lending...........................    104,946,044
 Cash distributions paid........................................     (3,851,296)
                                                                  -------------
  Net cash provided by financing activities.....................    137,595,940
                                                                  -------------
Net decrease in cash............................................     (1,039,203)
                                                                  -------------
CASH AT BEGINNING OF YEAR.......................................      1,054,556
                                                                  -------------
CASH AT END OF YEAR.............................................  $      15,353
                                                                  =============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH
USED IN INVESTING AND OPERATING ACTIVITIES:
 Net investment income..........................................  $  17,956,852
 Proceeds from sale of investments..............................    559,718,591
 Purchase of investments........................................   (623,990,589)
 Net increase in short term investments.........................    (91,292,986)
 Net realized gain on foreign currency transactions.............      3,479,537
 Net realized loss on futures contracts.........................     (4,066,409)
 Net decrease in receivables pertaining to investing and operat-
 ing activities.................................................        271,165
 Net increase in payables pertaining to investing and operating
 activities.....................................................        115,429
 (Accretion)/amortization of premium/discount...................       (826,733)
                                                                  -------------
  Net cash used in investing and operating activities...........  $(138,635,143)
                                                                  =============

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:
 Reinvestment of distributions..................................  $  64,950,197
                                                                  =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22

                    GLOBAL FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                        YEAR            YEAR
                                                        ENDED           ENDED
                                                    JUNE 30, 1998   JUNE 30, 1997
                                                    -------------   ------------
OPERATIONS:
 Net investment income............................. $ 17,956,852   $ 16,194,760
 Net realized gain.................................   39,774,075     43,268,043
 Change in net unrealized appreciation or
  depreciation.....................................   (6,545,821)    35,756,888
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   51,185,106     95,219,691
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income...........  (28,265,915)   (24,660,333)
Distributions in excess of net investment income...   (5,070,122)           --
Distributions from net realized gain...............  (35,465,456)   (26,428,094)
                                                    ------------   ------------
 Total distributions to shareholders*..............  (68,801,493)   (51,088,427)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  256,422,880    192,297,100
 Shares issued on reinvestment of distributions....   64,950,197     49,580,585
 Shares redeemed................................... (217,384,769)  (145,001,283)
                                                    ------------   ------------
 Net increase in net assets resulting from capital
  share transactions...............................  103,988,308     96,876,402
                                                    ------------   ------------
    TOTAL INCREASE IN NET ASSETS...................   86,371,921    141,007,666
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  612,970,802    471,963,136
                                                    ------------   ------------
 End of year (including accumulated distribution in
  excess of net investment income of $845,490 and
  $964,704, respectively).......................... $699,342,723   $612,970,802
                                                    ============   ============
*DISTRIBUTIONS BY CLASS:
Distributions from and in excess of net investment
 income
 Brinson Class I...................................  (32,129,657)   (25,579,684)
 Brinson Class N...................................       (9,572)           --
 SwissKey Class....................................   (1,196,808)      (848,410)
Distributions from net realized gain
 Brinson Class I...................................  (33,973,096)   (23,918,105)
 Brinson Class N...................................          (53)           --
 SwissKey Class....................................   (1,492,307)      (742,228)
                                                    ------------   ------------
Total distributions to shareholders................ $(68,801,493)  $(51,088,427)
                                                    ============   ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                           YEAR ENDED JUNE 30,
                               ------------------------------------------------
BRINSON CLASS I                  1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning of
 year........................  $  13.13  $  12.22  $  11.35  $  10.43  $  10.87
                               --------  --------  --------  --------  --------
 Income from investment oper-
  ations:
  Net investment income......      0.37      0.38      0.44      0.43      0.33
  Net realized and unrealized
   gain (loss)...............      0.62      1.79      1.37      0.86     (0.23)
                               --------  --------  --------  --------  --------
    Total income from invest-
     ment operations.........      0.99      2.17      1.81      1.29      0.10
                               --------  --------  --------  --------  --------
 Less distributions:
  Distributions from and in
   excess of net investment
   income....................     (0.65)    (0.61)    (0.62)    (0.27)    (0.27)
  Distributions from and in
   excess of net realized
   gain......................     (0.70)    (0.65)    (0.32)    (0.10)    (0.27)
                               --------  --------  --------  --------  --------
    Total distributions......     (1.35)    (1.26)    (0.94)    (0.37)    (0.54)
                               --------  --------  --------  --------  --------
Net asset value, end of year.  $  12.77  $  13.13  $  12.22  $  11.35  $  10.43
                               ========  ========  ========  ========  ========
Total return.................      8.28%    18.79%    16.38%    12.57%     0.77%
Ratios/Supplemental data
 Net assets, end of year (in
  000s)......................  $667,745  $586,667  $457,933  $365,678  $278,859
 Ratio of expenses to average
  net assets:
  Before expense reimburse-
   ment......................      0.94%     0.99%     1.04%     1.09%     1.14%
  After expense reimburse-
   ment......................       N/A       N/A       N/A       N/A      1.10%
 Ratio of net investment in-
  come to average net assets:
  Before expense reimburse-
   ment......................      2.70%     3.03%     3.69%     4.27%     3.21%
  After expense reimburse-
   ment......................       N/A       N/A       N/A       N/A      3.25%
 Portfolio turnover rate.....        88%      150%      142%      238%      231%
 Average commission rate paid
  per share..................  $ 0.0274  $ 0.0326  $ 0.0291       N/A       N/A

N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
24

                    GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                      YEAR ENDED
                                                                       JUNE 30,
BRINSON CLASS N                                                         1998*
--------------------------------------------------------------------------------
Net asset value, beginning of year...................................  $ 13.13
                                                                       -------
 Income from investment operations:
  Net investment income..............................................     0.63
  Net realized and unrealized gain...................................     0.32
                                                                       -------
    Total income from investment operations..........................     0.95
                                                                       -------
 Less distributions:
  Distributions from and in excess of net investment income..........    (0.63)
  Distributions from net realized gain...............................    (0.70)
                                                                       -------
    Total distributions..............................................    (1.33)
                                                                       -------
Net asset value, end of year.........................................  $ 12.75
                                                                       =======
Total return.........................................................     7.90%
Ratios/Supplemental Data:
 Net assets, end of year (in 000s)...................................  $ 1,163
 Ratio of expenses to average net assets.............................     1.19%
 Ratio of net investment income to average net assets................     2.45%
 Portfolio turnover rate.............................................       88%
 Average commission rate paid per share..............................  $0.0274

* Commencement of Brinson Class N was June 30, 1997.


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR      JULY 31, 1995*
                                         ENDED         ENDED        THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 13.05       $ 12.18       $ 11.60
                                        -------       -------       -------
 Income from investment operations:
  Net investment income.............       0.30          0.34          0.39
  Net realized and unrealized gain..       0.61          1.75          1.10
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       0.91          2.09          1.49
                                        -------       -------       -------
 Less distributions:
  Distributions from and in excess
   of net investment income.........      (0.55)        (0.57)        (0.59)
  Distributions from net realized
   gain.............................      (0.70)        (0.65)        (0.32)
                                        -------       -------       -------
    Total distributions.............      (1.25)        (1.22)        (0.91)
                                        -------       -------       -------
Net asset value, end of period......    $ 12.71       $ 13.05       $ 12.18
                                        =======       =======       =======
Total return (non-annualized).......       7.60%        18.13%        13.24%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $30,436       $26,303       $14,030
 Ratio of expenses to average net
  assets............................       1.59%         1.64%         1.69%**
 Ratio of net investment income to
  average net assets................       2.05%         2.38%         3.04%**
 Portfolio turnover rate............         88%          150%          142%
 Average commission rate paid per
  share.............................    $0.0274       $0.0326       $0.0291

* Commencement of SwissKey Class
** Annualized


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
26

Global Equity Fund

[SWISSKEY FUNDS LOGO]

The Global Equity Fund is actively managed, providing a fully integrated approach to the primary equity markets across the world. Market selection and currency strategies are managed within a global asset allocation framework. Industry strategies and individual security selections are based on the fundamental research of our analytical teams in our offices worldwide.

The SwissKey Global Equity Fund has provided an annualized return of 16.26% since its inception on July 31, 1995, compared to the 18.18% return for the benchmark, the MSCI World Equity (Free) Index.

Year-to-date, the SwissKey Global Equity Fund has risen 10.48%, lagging the index's unhedged return of 16.76%. Most major global equity markets have experienced strikingly strong performance year-to-date, in response to EMU euphoria, consolidation and improving economies, led by star performer Finland (67%), with Belgium, Spain and France up 40% or more. While strong, the U.S. market somewhat lagged the others, rising 18%, with much of its excellent performance concentrated in the top 25 stocks with respect to market capitalization. Japan has been a relative underperformer, gaining only 5.7% in hedged terms. Adding back the currency effect of -7.8%, which combines both the decline of the yen and the very low Japanese cash rates, Japan's unhedged mid-year return was only -2.6%.

Early in the year, Germany was reduced and France increased, bringing these positions into closer alignment. In February, the position in Spain was eliminated, with proceeds split between Finland and Switzerland; Spain's strong performance in anticipation of monetary union led that market to become overpriced. In April the U.K. was modestly increased and Malaysia reduced to neutral. Italy was reduced in early June, with funds added to several Scandinavian markets. As with the elimination of Spain, this move reflected a shift out of the expensive southern European markets into the more attractively priced northern European markets.

One currency strategy change took place. An Australian dollar overweight was established, paired with the yen, allowing us to take advantage of a strong positive interest rate differential in favor of the Australian currency.

Market allocation was negatively impacted by strategic cash, offsetting the positive benefits from the Japan and Hong Kong underweights and the overweight to several European markets. Currency management was hurt by the overweight of the Australian and New Zealand dollars and the pound sterling underweight. Security selection had an important negative impact due to the underperformance of U.S. stock selection. Returns were hurt by the underweight of size and overweight of cyclicals. Japan stock selection added value.

Global Equity Fund

--------------------------------------------------------------------------------


[SWISS KEY FUND LOGO]


--------------------------------------------------------------------------------
Total Return
--------------------------------------------------------------------------------

                                            6 months      1 year       7/31/95*
                                              ended        ended         to
                                             6/30/98      6/30/98      6/30/98
--------------------------------------------------------------------------------
SwissKey Global Equity Fund                   10.48%        8.15%       16.26%
--------------------------------------------------------------------------------
MSCI World Equity (Free) Index                16.76        17.18        18.18
--------------------------------------------------------------------------------

*Inception date of the SwissKey Global Equity Fund.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.


--------------------------------------------------------------------------------
Illustration of an Assumed Investment of $10,000
--------------------------------------------------------------------------------

This chart shows the growth in the value of an investment in the SwissKey Global Equity Fund and the MSCI World Equity (Free) Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


SwissKey Global Equity Fund
vs. MSCI World Equity (Free) Index
Wealth Value with Dividends Reinvested


                           [LINE GRAPH APPEARS HERE]


                            [PLOT POINTS FOR GRAPH]

                                  SWISSKEY          MSCI
                                   GLOBAL       WORLD EQUITY
                    DATE         EQUITY FUND    (FREE) INDEX
                    ----------------------------------------
                     7/31/95       10,000          10,000
                    12/31/95       10,993          10,556
                     6/30/96       11,925          11,325
                    12/31/96       12,787          12,025
                     6/30/97       14,328          13,889
                    12/31/97       14,048          13,939
                     6/30/98       15,519          16,276

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Equity Fund


[SWISS KEY FUND LOGO]

Market Allocation

As of June 30, 1998

                                                          Current
                                             Benchmark    Strategy
------------------------------------------------------------------
U.S.                                           49.6%        34.1%
Australia                                       1.1          2.5
Austria                                         0.2          0.0
Belgium                                         0.9          2.2
Canada                                          2.3          1.4
Denmark                                         0.5          0.2
Finland                                         0.5          1.3
France                                          4.6          4.5
Germany                                         5.5          5.2
Hong Kong                                       0.8          0.1
Ireland                                         0.2          0.0
Italy                                           2.2          1.7
Japan                                           9.9          3.9
Malaysia                                        0.2          0.1
Netherlands                                     2.8          2.4
New Zealand                                     0.2          1.9
Norway                                          0.3          0.2
Portugal                                        0.3          0.0
Singapore                                       0.3          0.7
Spain                                           1.6          0.0
Sweden                                          1.5          1.6
Switzerland                                     3.8          3.3
United Kingdom                                 10.7         12.7
Cash Reserves                                   0.0         20.0
------------------------------------------------------------------
                                              100.0%       100.0%

Top Ten U.S. Equity Holdings

As of June 30, 1998

                                                      Percent of
                                                      Net Assets
-----------------------------------------------------------------
 1. Xerox Corp.                                          2.48%
 2. Lockheed Martin Corp.                                2.44
 3. Burlington Northern Santa Fe Corp.                   2.25
 4. Aon Corp.                                            1.73
 5. FDX, Corp.                                           1.66
 6. Philip Morris Companies, Inc.                        1.64
 7. CIGNA Corp.                                          1.42
 8. Automatic Data Processing, Inc.                      1.31
 9. Goodyear Tire & Rubber Co.                           1.28
10. Entergy Corp.                                        1.21
-----------------------------------------------------------------

Currency Allocation

As of June 30, 1998

                                                          Current
                                            Benchmark    Strategy
-----------------------------------------------------------------
U.S.                                          49.6%        52.7%
Australia                                      1.1          5.1
Austria                                        0.2          0.2
Belgium                                        0.9          0.9
Canada                                         2.3          2.3
Denmark                                        0.5          0.5
Finland                                        0.5          0.5
France                                         4.6          4.6
Germany                                        5.5          5.5
Hong Kong                                      0.8          0.0
Japan                                          9.9          5.9
Ireland                                        0.2          0.2
Italy                                          2.2          2.2
Malaysia                                       0.2          0.2
Netherlands                                    2.8          2.8
New Zealand                                    0.2          1.9
Norway                                         0.3          0.3
Portugal                                       0.3          0.3
Singapore                                      0.3          0.3
Spain                                          1.6          1.6
Sweden                                         1.5          1.5
Switzerland                                    3.8          3.8
United Kingdom                                10.7          6.7
-----------------------------------------------------------------
                                             100.0%       100.0%

Top Ten Non-U.S. Equity Holdings

As of June 30, 1998

                                                     Percent of
                                                     Net Assets
---------------------------------------------------------------
 1. Telecom Corp. of New Zealand Ltd.                   0.90%
 2. Novartis AG (Reg.)                                  0.89
 3. Glaxo Wellcome PLC                                  0.77
 4. Nokia Oyj, A Shares                                 0.77
 5. Royal Dutch Petroleum Co.                           0.65
 6. British Petroleum Co. PLC                           0.64
 7. Roche Holding AG (Gen.)                             0.61
 8. British Telecommunications PLC                      0.58
 9. B.A.T. Industries PLC                               0.57
10. Lloyds TSB Group PLC                                0.57
---------------------------------------------------------------

Global Equity Fund


[SWISS KEY FUND LOGO]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
-----------------------------------------

U.S. EQUITIES
Energy...........................   1.32%
Capital Investment
 Capital Goods...................   5.43
 Technology......................   5.06
                                  ------
                                   10.49

Basic Industries
 Chemicals.......................   2.26
 Housing/Paper...................   4.09
 Metals..........................   0.38
                                  ------
                                    6.73
                                  ------
Consumer
 Non-Durables....................   3.64
 Retail/Apparel..................   2.33
 Autos/Durables..................   1.58
 Descretionary...................   0.43
 Health: Drugs...................   3.91
 Health: Non-Drugs...............   2.91
                                  ------
                                   14.80

Financial
 Banks...........................   3.70
 Non-Banks.......................   3.82
                                  ------
                                    7.52

Utilities
 Electric........................   3.19
 Telephone.......................   0.47
                                  ------
                                    3.66
Transportation...................   4.31
Services/Misc....................   3.36
                                  ------
    Total U.S. Equities..........  52.19*
                                  ------

NON-U.S. EQUITIES
Aerospace & Military.............   0.13
Airplanes........................   0.22
Appliances & Household...........   0.57
Autos/Durables...................   1.63
Banking..........................   5.34
Beverages and Tobacco............   1.27
Broadcasting & Publishing........   1.38
Building Materials...............   0.81
Business & Public Service........   1.27
Chemicals........................   1.04
Construction.....................   0.29
Consumer.........................   0.01
Data Processing..................   0.19
Electric Components..............   0.28
Electronics......................   2.03
Energy...........................   3.69
Financial Services...............   1.34
Food & House Products............   2.31
Forest Products..................   0.72
Gold Mining......................   0.03
Health: Drugs....................   1.66
Health: Non-Drugs................   2.13
Housing/Paper....................   0.05
Industrial Components............   0.45
Insurance........................   3.19
Investment Companies.............   0.19
Leisure & Tourism................   0.33
Machinery & Engineering..........   0.20
Merchandising....................   1.77
Metals--Steel....................   0.93
Miscellaneous Materials..........   0.12
Multi-Industry...................   2.65
Non-Ferrous Metals...............   0.83
Real Estate......................   0.21
Recreation.......................   0.15
Retail & Apparel.................   0.19
Shipping.........................   0.01
Technology.......................   0.01
Telecommunications...............   4.76
Textiles & Apparel...............   0.15
Transportation...................   0.32
Utilities........................   1.56
Wholesale & International Trade..   0.24
                                  ------
    Total Non-U.S. Equities......  46.65
                                  ------
SHORT-TERM INVESTMENTS...........   0.97*
                                  ------
    TOTAL INVESTMENTS............  99.81
                                  ------

CASH AND OTHER ASSETS,
 LESS LIABILITIES................   0.19
                                  ------
    NET ASSETS................... 100.00%
                                  ======

--------------------------------------------------------------------------------
* The Fund held a short position in stock index futures on June 30, 1998 which reduced U.S. Equity exposure from 52.19% to 34.04%. This adjustment results in an increase in the Fund's exposure to Short-Term Investments from 0.97% to 19.12%.

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            SHARES     VALUE
                                                            ------  -----------

Equities -- 98.84%
U.S. EQUITIES -- 52.19%
Aetna Inc..................................................   7,100 $   540,488
Allergan, Inc..............................................  11,000     510,125
Alza Corp. (b).............................................  11,200     484,400
American Home Products Corp................................  11,100     574,425
Aon Corp...................................................  20,150   1,415,538
Automatic Data Processing, Inc.............................  14,700   1,071,262
BankBoston Corp............................................   7,800     433,875
Baxter International, Inc..................................  18,400     990,150
Beckman Coulter Inc........................................   4,900     285,425
Bestfoods..................................................   9,800     569,012
Biogen, Inc. (b)...........................................   4,400     215,600
Birmingham Steel Corp......................................   4,500      55,687
Burlington Northern Santa Fe Corp..........................  18,800   1,845,925
Champion Enterprises, Inc. (b).............................   3,400      99,875
Champion International Corp................................   5,600     275,450
CIGNA Corp.................................................  16,900   1,166,100
Circuit City Stores-Circuit City Group.....................  16,600     778,125
Citicorp...................................................     500      74,625
CMS Energy Corp............................................  14,500     638,000
Columbia/HCA Healthcare Corp...............................   3,300      96,112
Comerica, Inc..............................................   4,600     304,750
Commscope, Inc. (b)........................................   7,933     128,415
Comverse Technology, Inc. (b)..............................   5,125     265,859
Consolidated Stores Corp...................................   5,300     192,125
Corning, Inc...............................................  26,800     931,300
Covance, Inc. (b)..........................................   5,700     128,250
Crown Cork & Seal Co., Inc.................................   5,400     256,500
Dial Corp..................................................   5,800     150,437
Eastman Chemical Co........................................   6,200     385,950
EMC Corp. (b)..............................................  10,000     448,125
Enron Corp.................................................  12,400     670,375
Entergy Corp...............................................  34,500     991,875
FDX Corp. (b)..............................................  21,600   1,355,400
First American Corp. of Tennessee..........................   2,900     139,563
First Data Corp............................................  27,204     906,233
First Security Corp........................................   5,550     118,805
FirstEnergy Corp...........................................   2,327      71,555
Fleet Financial Group, Inc.................................   6,900     576,150
Fleetwood Enterprises, Inc.................................     900      36,000
Food Lion, Inc., Class A...................................  21,800     231,625
Forest Laboratories, Inc. Class A (b)......................   8,900     318,175
Fort James Corp............................................  14,400     640,800
Gannett Co., Inc...........................................   4,900     348,206
General Instrument Corp. (b)...............................  25,600     696,000
General Semiconductor, Inc. (b)............................   5,825      57,522
Genzyme Corp. (b)..........................................   4,500     115,031
Geon Co....................................................   3,100      71,106
Goodyear Tire & Rubber Co..................................  16,200   1,043,888
Great Lakes Chemical Corp..................................   2,200      86,762
Harnischfeger Industries, Inc..............................   7,800     220,837
Health Care and Retirement Corp. (b).......................   5,050     199,159
Hibernia Corp..............................................   6,200     125,162
IMC Global Inc.............................................   6,000     180,750
Informix Corp. (b).........................................   6,000      47,437
Interpublic Group of Companies, Inc........................   4,650     282,197

Kimberly Clark Corp........................................  21,100 $   967,962
Lafarge Corp...............................................   3,300     129,731
Lear Corp. (b).............................................   4,800     246,300
Lockheed Martin Corp.......................................  18,851   1,995,850
Lyondell Petrochemical Co..................................  15,500     471,781
Manor Care, Inc............................................   5,800     222,937
Martin Marietta Materials, Inc.............................   3,335     150,075
Masco Corp.................................................  13,100     792,550
Medusa Corp................................................     200      12,550
Nabisco Holdings Corp......................................  11,500     414,719
National Service Industries, Inc...........................   2,200     111,925
Nextel Communications, Inc.................................  15,700     390,537
Norfolk Southern Corp......................................  10,800     321,975
Peco Energy Co.............................................  31,300     913,569
Pentair, Inc...............................................   5,900     250,750
Philip Morris Companies, Inc...............................  34,200   1,346,625
Praxair, Inc...............................................  10,400     486,850
Raytheon Co., Class B......................................  15,300     904,612
Regions Financial Corp.....................................   2,900     119,081
Reynolds & Reynolds Co.....................................   4,900      89,119
Schering Plough Corp.......................................  10,800     989,550
Seagate Technology, Inc....................................  10,000     238,125
Sears, Roebuck and Co......................................  11,600     708,325
Southdown, Inc.............................................   2,200     157,025
St. Jude Medical, Inc......................................   5,700     209,831
Timken Co..................................................   2,000      61,625
Tyson Foods, Inc., Class A.................................  22,900     496,644
Ultramar Diamond Shamrock Corp.............................  12,852     405,641
US Bancorp.................................................  14,463     621,909
Vencor, Inc................................................  11,900      86,275
Ventas, Inc................................................  11,900     164,369
Viad Corp..................................................  11,000     305,250
Wells Fargo & Co...........................................   1,400     516,600
Westvaco Corp..............................................   2,650      74,862
Witco Corp.................................................   5,900     172,575
Xerox Corp.................................................  20,000   2,032,500
York International Corp....................................   7,000     304,937
                                                                    -----------
Total U.S. Equities........................................          42,728,064
                                                                    -----------
NON-U.S. EQUITIES -- 46.65%
AUSTRALIA -- 2.68%
Amcor Ltd..................................................  10,300      45,098
Boral Ltd..................................................  30,600      57,420
Brambles Industries Ltd....................................   5,000      98,128
Broken Hill Proprietary Co., Ltd...........................  29,050     245,572
Coca-Cola Amatil Ltd.......................................   6,200      41,468
CSR Ltd....................................................  19,000      54,833
David Jones Ltd............................................  65,200      74,700
Lend Lease Corp. Ltd.......................................   4,697      94,974
Mayne Nickless Ltd.........................................  14,500      76,778
National Australia Bank Ltd................................  21,075     278,002
News Corp. Ltd., Preferred.................................  12,700      89,977
News Corp., Ltd............................................  37,940     309,680
Orica Ltd..................................................   6,400      37,852
Pacific Dunlop Ltd.........................................  31,200      50,431
Qantas Airways Ltd.........................................  31,577      47,520

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                             ------ -----------

Rio Tinto Ltd..............................................   6,863 $    81,605
Santos Ltd.................................................  13,000      40,254
Telstra Corp., Ltd.........................................  59,500     152,552
Westpac Bank Corp., Ltd....................................  33,945     207,068
WMC Ltd....................................................  24,200      72,837
Woolworth's Ltd............................................  12,000      39,016
                                                                    -----------
                                                                      2,195,765
                                                                    -----------
BELGIUM -- 2.35%
Delhaize-Le Lion S.A. (b)..................................   2,110     147,433
Electrabel S.A.............................................   1,180     334,561
Fortis AG..................................................      88           5
Fortis AG Strip (b)........................................   1,588     405,429
Groupe Bruxelles Lambert S.A. (b)..........................     620     125,133
KBC Bancassurance Holding-Strip (b)........................     110           9
Kredietbank NV (b).........................................   2,860     255,947
Petrofina S.A..............................................     620     254,515
Solvay S.A., Class A.......................................   1,720     136,361
Tractebel..................................................   1,380     202,123
Union Miniere S.A. (b).....................................   1,032      63,789
                                                                    -----------
                                                                      1,925,305
                                                                    -----------
CANADA -- 1.63%
Agrium, Inc................................................   3,100      38,681
Alcan Aluminum Ltd.........................................   2,500      68,849
Bank of Montreal...........................................   1,700      93,635
Barrick Gold Corp..........................................   1,500      28,560
Canadian National Railway Co...............................   1,700      90,398
Canadian Pacific Ltd.......................................   5,216     146,840
Extendicare Inc. (b).......................................   4,000      32,368
Hudson's Bay Co............................................   2,300      52,706
Imasco, Ltd................................................   2,800      51,693
Imperial Oil Ltd...........................................   6,000     104,855
Magna International Inc., Class A..........................     700      47,933
Moore Corp., Ltd...........................................   2,700      35,802
Newbridge Networks Corp. (b)...............................     800      19,121
Noranda, Inc...............................................   2,500      43,180
NOVA Corp..................................................   6,900      79,060
Potash Corporation of Saskatchewan, Inc....................     700      52,740
Royal Bank of Canada.......................................   2,000     120,359
Seagram Co., Ltd...........................................   1,100      44,842
Shaw Communications Inc., Class B..........................   3,900      75,847
TransCanada Pipelines Ltd..................................   3,400      75,371
Westcoast Energy, Inc......................................   1,600      35,632
                                                                    -----------
                                                                      1,338,472
                                                                    -----------
DENMARK -- 0.25%
Den Danske Bank Group......................................     800      95,972
Tele Danmark A/S...........................................   1,100     105,569
                                                                    -----------
                                                                        201,541
                                                                    -----------
FINLAND -- 1.26%
Cultor Oyj.................................................     900      14,599
Merita Ltd., Class A.......................................  17,800     117,445

Metsa Serla Oyj, Class B...................................   3,700 $    35,742
Nokia Oyj Class A Preferred................................   8,600     632,480
Outokumpu Oyj, Class A.....................................   2,500      31,896
Sampo Insurance Co., Ltd., Series A........................   1,300      61,606
UPM-Kymmene Corp...........................................   4,000     110,088
Valmet Oyj.................................................   1,400      24,139
                                                                    -----------
                                                                      1,027,995
                                                                    -----------
FRANCE -- 4.42%
Air Liquide................................................     438      72,445
Alcatel Alsthom............................................     816     166,142
AXA-UAP....................................................   1,681     189,064
Banque Nationale de Paris..................................   1,810     147,890
Carrefour SA...............................................     200     126,530
Cie de Saint Gobain........................................     916     169,837
Dexia France (b)...........................................     857     115,382
Elf Aquitaine S.A..........................................   1,392     195,700
Eridania Beghin-Say SA.....................................     340      75,074
France Telecom S.A.........................................   3,510     242,089
Groupe Danone..............................................     510     140,617
Lafarge Corp...............................................     777      80,322
Lagardere S.C.A............................................   2,600     108,240
Michelin, Class B..........................................   1,711      98,766
Paribas....................................................   1,233     131,947
Pechiney S.A., Class A.....................................   1,635      65,849
Peugeot S.A................................................     812     174,595
Pinault-Printemps-Redoute S.A..............................     120     100,430
Rhone-Poulenc, Class A.....................................   3,020     170,331
SEITA......................................................   2,990     135,504
Societe Generale...........................................     773     160,711
Suez Lyonnaise des Eaux S.A. (b)...........................   1,297     213,449
Thomson CSF................................................   2,475      94,153
Total S.A., Class B........................................   1,079     140,274
Usinor Sacilor.............................................   2,520      38,930
Vivendi....................................................   1,208     257,944
Vivendi Warrants "01" (b)..................................   1,771       3,486
                                                                    -----------
                                                                      3,615,701
                                                                    -----------
GERMANY -- 5.30%
Allianz AG.................................................   1,335     440,069
Allianz AG (b).............................................      45      14,709
BASF AG....................................................   2,000      94,737
Bayer AG...................................................   4,890     252,221
Bayerische Motoren Werke (BMW) AG..........................      33      32,817
Bayerische Motoren Werke AG................................     110     110,975
Commerzbank AG.............................................   1,050      40,139
Continental AG.............................................   3,400     105,861
Daimler-Benz AG............................................   2,060     202,006
Deutsche Bank AG...........................................   3,250     275,215
Deutsche Telekom AG........................................  13,560     365,857
Dresdner Bank AG...........................................   4,050     218,319
Hochtief AG................................................   1,160      55,590
Hoechst AG.................................................   1,550      77,371
M.A.N. AG..................................................     260     101,119
Mannesmann AG..............................................   2,100     213,025
Metro AG...................................................   2,718     164,887

--------------------------------------------------------------------------------
32

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                            ------- -----------

Metro AG Right (b).........................................   2,718 $       105
Muenchener Rueckver AG.....................................     680     337,175
Preussag AG................................................     390     139,147
RWE AG.....................................................   2,420     143,457
Schering AG................................................   1,210     142,586
Siemens AG.................................................   4,020     244,541
Thyssen AG.................................................     450     113,934
Veba AG....................................................   2,860     194,892
Volkswagen AG..............................................     269     258,568
                                                                    -----------
                                                                      4,339,322
                                                                    -----------
HONG KONG -- 0.18%
Cheung Kong Holdings Ltd...................................   5,000      24,585
Citic Pacific Ltd..........................................   3,000       5,304
CLP Holdings Ltd...........................................   2,500      11,389
Hang Seng Bank Ltd.........................................   1,800      10,175
Hong Kong & China Gas Co., Ltd.............................  13,200      14,991
Hong Kong and China Gas Warrants "99 " (b).................   1,100          75
Hong Kong Telecommunications Ltd...........................  10,000      18,778
Hutchison Whampoa Ltd......................................   6,000      31,670
Johnson Electric Holdings Ltd..............................   3,000      11,112
South China Morning Post (Holdings) Ltd....................  10,000       4,807
Sun Hung Kai Properties Ltd................................   3,000      12,738
                                                                    -----------
                                                                        145,624
                                                                    -----------
ITALY -- 2.13%
Assicurazioni Generali.....................................   5,700     185,345
Credito Italiano S.p.A.....................................  27,000     141,338
Danieli & Co. Savings (Risp)...............................  16,400      76,116
ENI ADR (c)................................................   1,700     110,500
ENI S.p.A..................................................  44,000     288,374
Fiat S.p.A.-Preferred......................................  42,300     105,301
INA-Istituto Nazionale delle Assicurazioni.................   6,000      17,046
Instituto Mobiliare Italiano S.p.A.........................   6,700     105,539
Istituto Bancario San Paolo di Torino......................   6,000      86,580
La Rinascente S.p.A........................................   8,875      88,373
Montedison S.p.A...........................................  81,560     101,173
Parmalat Finanziaria S.p.A.................................  32,000      65,258
Telecom Italia Mobile S.p.A................................  27,000     165,109
Telecom Italia Mobile S.p.A. RNC...........................  14,000      47,256
Telecom Italia S.p.A.......................................  22,111     162,765
                                                                    -----------
                                                                      1,746,073
                                                                    -----------
JAPAN -- 3.51%
Amada Co., Ltd.............................................   6,000      29,182
Bank of Tokyo-Mitsubishi, Ltd..............................   6,000      63,508
Canon Sales Co., Inc.......................................   2,000      27,179
Canon, Inc.................................................   5,000     113,485
Citizen Watch Co., Ltd.....................................   6,000      49,501
Dai Nippon Printing Co., Ltd...............................   6,000      95,760
Daiichi Pharmaceutical Co., Ltd............................   5,000      65,929
Daikin Industries Ltd......................................   6,000      38,650
Daiwa House Industry Co., Ltd..............................   3,000      26,480

Denso Corp.................................................   5,000 $    82,862
Fanuc......................................................   2,400      83,006
Fuji Photo FIlm............................................   1,000      34,802
Fujitsu....................................................   4,000      42,079
Hitachi Ltd................................................  12,000      78,251
Honda Motor Co.............................................   3,000     106,784
Hoya Corp..................................................   1,000      28,317
Inax.......................................................   4,000      13,748
Ito Yokado Co., Ltd........................................   2,000      94,102
Kaneka Corp................................................   6,000      31,560
Keio Teito Electric Railway................................   7,000      25,471
Kinki Nippon Railway.......................................   7,000      32,785
Kirin Brewery Co., Ltd.....................................   7,000      66,073
Kokuyo.....................................................   2,000      33,865
Kuraray Co., Ltd...........................................   7,000      59,466
Kyocera Corp...............................................   1,200      58,623
Marui Co., Ltd.............................................   3,000      44,745
Matsushita Electric Industrial Co..........................   7,000     112,476
NGK Insulators.............................................  10,000      86,825
Nintendo Co., Ltd..........................................     800      74,071
Nippon Meat Packers, Inc...................................   4,000      48,968
Nippon Steel Co............................................   5,000       8,791
Okumura Corp...............................................   6,000      21,054
Omron Corp.................................................   2,000      30,551
Osaka Gas Co...............................................  12,000      30,781
Sankyo Co., Ltd............................................   4,000      91,076
Secom Co., Ltd.............................................   1,000      57,715
Sega Enterprises Ltd.......................................   1,000      17,257
Seino Transportation.......................................   4,000      22,193
Sekisui House Ltd..........................................   6,000      46,475
Shin-Etsu Chemical Co., Ltd................................   2,000      34,586
Sony Corp..................................................   1,000      86,104
Sumitomo Chemical Co.......................................   7,000      21,587
Sumitomo Electric Industries...............................   5,000      50,546
Takeda Chemical Industries.................................   4,000     106,352
TDK Corp...................................................   1,000      73,855
Tokio Marine & Fire Insurance Co...........................   6,000      61,649
Tokyo Electric Power.......................................   1,300      25,478
Tonen Corp.................................................   4,000      20,723
Toray Industries, Inc......................................  16,000      83,006
Toshiba Corp...............................................  14,000      57,196
Toyo Suisan Kaisha.........................................   3,000      18,287
Toyota Motor Corp..........................................   4,000     103,469
Yamato Transport Co., Ltd..................................   3,000      33,613
Yamazaki Baking Co., Ltd...................................   3,000      26,588
                                                                    -----------
                                                                      2,877,485
                                                                    -----------
MALAYSIA -- 0.22%
Berjaya Sports Toto Bhd....................................   8,000      11,863
Kuala Lumpur Kepong Bhd....................................  14,000      22,616
Malayan Banking Bhd Bonus Issue............................   4,600       4,586
Malayan Banking Bhd........................................   4,600       4,636
Malaysia International Shipping Bhd (Frgn.)................   5,000       7,294
Nestle (Malaysia) Bhd......................................   3,000      13,599
Petronas Gas Bhd...........................................   8,000      14,852
Public Bank Bhd (Frgn.)....................................   7,999       2,411

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                            ------- -----------

Resorts World Bhd..........................................  10,000 $    10,995
Rothmans of Pall Mall Bhd..................................   4,000      27,728
Sime Darby Bhd.............................................   3,000       2,069
Tanjong PLC................................................   5,000       6,932
Telekom Malaysia Bhd.......................................  10,500      17,722
Tenaga Nasional Bhd........................................  11,000      13,261
UMW Holdings Bhd...........................................   6,000       2,691
YTL Corp. Bhd..............................................  15,000      11,284
YTL Power International Bhd (b)............................   7,800       4,250
                                                                    -----------
                                                                        178,789
                                                                    -----------
NETHERLANDS -- 2.55%
ABN AMRO Holdings NV.......................................   7,201     168,502
Akzo Nobel NV..............................................     200      44,460
Elsevier NV................................................   7,300     110,171
Heineken NV................................................   3,593     141,127
Koninklijke Hoogovens NV...................................     813      35,171
ING Groep NV...............................................   4,102     268,600
KLM Royal Dutch Air Lines NV...............................   1,118      45,397
Koninklijke KPN NV.........................................   3,583     137,916
Philips Electronics NV.....................................   2,237     188,048
PolyGram NV................................................   1,500      76,541
Royal Dutch Petroleum Co...................................   9,575     530,951
TNT Post Group NV..........................................   3,583      91,592
Unilever NV................................................   3,100     245,964
                                                                    -----------
                                                                      2,084,440
                                                                    -----------
NEW ZEALAND -- 1.73%
Brierley Investments Ltd................................... 379,200     188,969
Carter Holt Harvey Ltd..................................... 131,500     114,680
Fletcher Challenge Building................................  43,450      54,132
Fletcher Challenge Energy..................................  47,850     114,259
Fletcher Challenge Forests Ltd.............................  63,695      35,709
Fletcher Challenge Paper...................................  86,200      95,757
Lion Nathan Ltd............................................  33,400      74,206
Telecom Corp. of New Zealand Ltd........................... 179,500     739,837
                                                                    -----------
                                                                      1,417,549
                                                                    -----------
NORWAY -- 0.14%
Norsk Hydro ASA............................................   2,200      96,762
Norske Skogindustrier ASA Class A..........................     600      18,531
                                                                    -----------
                                                                        115,293
                                                                    -----------
SINGAPORE -- 0.64%
City Developments Ltd......................................   7,000      19,556
Creative Technology Ltd....................................   1,000      12,134
DBS Land Ltd...............................................  14,000      11,601
Development Bank of Singapore Ltd..........................   4,700      26,011
Elec & Eltek International Co., Ltd........................   2,200       7,436
Fraser & Neave Ltd.........................................   3,000       8,062
Keppel Corp., Ltd..........................................  11,750      17,665
Keppel Land Ltd............................................   9,000       8,257
Oversea-Chinese Banking Corp., Ltd.........................  10,600      36,076
Rothmans Industries Ltd....................................   4,000      17,757

Singapore Airlines Ltd. (Frgn.)............................  13,000 $    60,787
Singapore Press Holdings Ltd. (Frgn.)......................   9,828      65,733
Singapore Technologies Engineering Ltd.....................  23,000      16,200
Singapore Telecommunications Ltd...........................  94,000     133,531
United Overseas Bank Ltd. (Frgn.)..........................  24,000      74,578
Venture Manufacturing (Singapore) Ltd......................   3,000       5,682
                                                                    -----------
                                                                        521,066
                                                                    -----------
SWEDEN -- 1.76%
ABB AB, A Shares...........................................   6,310      89,409
Astra AB, A Shares.........................................   9,030     184,565
Electrolux AB Series B.....................................   3,600      61,844
Investor AB-B Shares.......................................   2,600     151,764
Nordbanken Holding AB......................................  20,840     152,872
Skandia Forsakrings AB.....................................   6,000      85,769
Skanska AB, B Shares.......................................   1,870      83,946
Svenska Handelsbanken, A Shares............................   2,060      95,575
Swedish Match AB...........................................  26,610      88,423
Telefonaktiebloaget LM Ericsson, B Shares..................  10,600     309,697
Volvo AB, B Shares.........................................   4,530     134,908
                                                                    -----------
                                                                      1,438,772
                                                                    -----------
SWITZERLAND -- 3.69%
ABB AG (Bearer)............................................      96     141,772
CS Holdings AG (Reg.)......................................   1,866     415,200
Holderbank Financiere Glarus, B Shares.....................      91     115,790
Julius Baer Holding AG.....................................      41     128,260
Nestle S.A. (Reg.).........................................     204     436,566
Novartis AG (Reg.).........................................     436     725,517
Roche Holding AG (Gen.)....................................      51     500,821
Sairgroup..................................................     270      88,825
Saurer AG..................................................      91      92,992
Sulzer AG..................................................      96      75,759
Swiss Reinsurance Co. (Reg.)...............................     120     303,481
                                                                    -----------
                                                                      3,024,983
                                                                    -----------
UNITED KINGDOM -- 12.21%
Abbey National PLC.........................................   9,750     173,253
B.A.T. Industries PLC......................................  46,750     468,015
Barclays PLC...............................................  12,000     345,981
Bass PLC...................................................   5,446     102,043
Billiton PLC...............................................  52,000     105,416
BOC Group PLC..............................................   6,000      81,740
Booker PLC.................................................  27,870     113,928
British Petroleum Co. PLC..................................  35,671     520,180
British Sky Broadcasting PLC...............................  15,500     111,335
British Steel PLC.......................................... 100,750     221,474
British Telecommunications PLC.............................  38,520     475,603
BTR PLC (b)................................................  14,875      42,192
Cable & Wireless PLC.......................................   8,500     103,247
Cadbury Schweppes PLC......................................  13,000     201,180
Charter PLC................................................  17,422     181,824
Coats Viyella PLC..........................................  97,250     119,262
Diageo PLC.................................................  16,630     197,005
FKI PLC....................................................  54,405     157,040

--------------------------------------------------------------------------------
34

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                            ------- -----------

General Electric Co. PLC...................................  30,820 $   265,601
Glaxo Wellcome PLC.........................................  21,120     633,945
Greenalls Group PLC........................................  17,000     147,212
Hanson PLC.................................................  19,750     120,031
Hillsdown Holdings PLC.....................................  46,000     125,104
House of Fraser PLC........................................  50,250     145,885
HSBC Holdings PLC..........................................  12,201     309,636
Inchcape PLC...............................................  25,000      78,837
Legal & General Group PLC..................................   4,250      87,562
Lloyds TSB Group PLC.......................................  33,220     464,761
Marks & Spencer PLC........................................  46,120     419,769
Mirror Group PLC...........................................  44,000     165,182
National Westminster Bank PLC..............................   7,350     131,342
Peninsular & Oriental Steam Navigation Co..................  17,475     251,626
Prudential Corp. PLC.......................................   6,000      79,037
Reckitt & Colman PLC.......................................   4,635      88,471
Reed International PLC.....................................  20,000     180,866
Reuters Group PLC..........................................   3,400      37,284
Rio Tinto PLC..............................................  13,020     146,636
RJB Mining PLC.............................................  27,500      56,437
Royal & Sun Alliance Insurance Group PLC...................  13,779     142,425
Scottish Hydro-Electric PLC................................  14,650     130,040
Sears PLC..................................................  68,250      59,785
Sedgwick Group PLC.........................................  43,000      93,269
SmithKline Beecham PLC.....................................  35,850     437,553
Smurfit (Jefferson) Group PLC..............................  51,196     152,903
Tate & Lyle PLC............................................  24,000     190,309
Tesco PLC..................................................  17,750     173,253
Thames Water PLC...........................................  12,500     227,542
Unilever PLC...............................................  26,000     276,771
United News & Media PLC....................................   9,000     125,838
Vodafone Group PLC.........................................  15,825     200,803
Williams PLC...............................................  16,750     107,598
Willis Corroon Group PLC...................................  10,000      25,361
                                                                    -----------
                                                                      9,999,392
                                                                    -----------
Total Non-U.S. Equities....................................          38,193,567
                                                                    -----------
Total Equities (Cost $65,038,146)..........................          80,921,631
                                                                    -----------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------

Short-Term Investments -- 0.97%
U.S. GOVERNMENT OBLIGATIONS -- 0.72%
U.S. Treasury Bills 5.125%, due 11/27/98................ $  600,000 $   587,534
                                                                    -----------
COMMERCIAL PAPER -- 0.25%
NGC Corp.
 6.640%, due 07/01/98...................................    209,000     209,000
                                                                    -----------
Total Short-Term Investments
 (Cost $796,358)........................................                796,534
                                                                    -----------
Total Investments
 (Cost $65,834,504) -- 99.81% (a).......................             81,718,165
                                                                    -----------
Cash and other assets, less
 liabilities -- 0.19%...................................                153,843
                                                                    -----------
Net Assets -- 100%......................................            $81,872,008
                                                                    ===========

See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $65,834,504; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $19,727,697
      Gross unrealized depreciation................................  (3,844,036)
                                                                    -----------
          Net unrealized appreciation.............................. $15,883,661
                                                                    ===========

(b) Non-income producing security.
(c) Denominated in U.S. dollars.
RNC: Non-Convertible Savings Shares

FORWARD FOREIGN CURRENCY CONTRACTS
The Global Equity Fund had the following open forward foreign currency contracts as of June 30, 1998:

                                 SETTLEMENT    LOCAL     CURRENT   UNREALIZED
                                    DATE     CURRENCY     VALUE    GAIN/(LOSS)
                                 ---------- ----------- ---------- -----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Belgian Franc...................  12/03/98   44,000,000 $1,192,967  $ 14,166
British Pound...................  12/03/98    3,300,000  5,456,800   (94,960)
Danish Krone....................  12/03/98    3,000,000    439,340    (2,125)
Finnish Markka..................  12/03/98    2,800,000    514,632     6,201
Hong Kong Dollar................  12/03/98    2,000,000    253,156       (87)
Forward Foreign Currency Sale
 Contracts
Australian Dollar...............  12/03/98    3,800,000  2,358,286     6,846
British Pound...................  12/03/98      400,000    661,430    13,910
Canadian Dollar.................  12/03/98    1,150,000    784,052    (8,970)
Danish Krone....................  12/03/98    3,000,000    439,340    (5,797)
Hong Kong Dollar................  12/03/98    1,000,000    126,578     1,483
Japanese Yen....................  12/03/98  205,000,000  1,511,998     3,702
Spanish Peseta..................  12/03/98  222,000,000  1,459,422   (18,164)
                                                                    --------
    Total.......................                                    $(83,795)
                                                                    ========

FUTURES CONTRACTS
The Global Equity Fund had the following open index futures contracts as of June 30, 1998:

                              SETTLEMENT                  CURRENT    UNREALIZED
                                 DATE        PROCEEDS      VALUE        LOSS
                            -------------- ------------ ------------ ----------
INDEX FUTURES SALE CON-
 TRACTS
Standard & Poor's 500, 52
 contracts................. September 1998 $ 14,283,386 $ 14,859,000 $ 575,614
                                                                     =========

The segregated cash and aggregate market value of investments pledged to cover margin requirements for the open positions at June 30, 1998 were $10,000 and $587,534, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
36

                    GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $65,834,504)......................... $81,718,165
 Cash.............................................................      15,710
 Foreign currency, at value (Cost $321,710).......................     322,019
 Receivables:
  Investment securities sold......................................     694,723
  Dividends.......................................................     218,500
  Fund shares sold................................................      29,324
  Variation margin................................................     110,500
 Other assets.....................................................       2,603
                                                                   -----------
    TOTAL ASSETS..................................................  83,111,544
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................     836,123
  Fund shares redeemed............................................     182,327
  Investment advisory fees........................................      54,145
  Accrued expenses................................................      83,146
 Net unrealized depreciation on forward foreign currency con-
 tracts...........................................................      83,795
                                                                   -----------
    TOTAL LIABILITIES.............................................   1,239,536
                                                                   -----------
NET ASSETS........................................................ $81,872,008
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $66,347,204
 Accumulated undistributed net investment income..................     377,184
 Accumulated net realized loss....................................     (78,467)
 Net unrealized appreciation......................................  15,226,087
                                                                   -----------
    NET ASSETS.................................................... $81,872,008
                                                                   ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $22,724,003 and 1,811,660 shares issued
   and outstanding)............................................... $     12.54
                                                                   ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,090 and 87 shares issued and outstanding)................... $     12.53
                                                                   ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $59,146,915 and 4,727,806 shares issued
   and outstanding)............................................... $     12.51
                                                                   ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends (net of $147,165 for foreign taxes withheld)........... $ 1,778,109
 Interest.........................................................     298,325
                                                                   -----------
    TOTAL INCOME..................................................   2,076,434
                                                                   -----------
EXPENSES:
 Advisory.........................................................     719,439
 Distribution.....................................................     500,537
 Custodian........................................................      15,731
 Other............................................................     185,256
                                                                   -----------
    TOTAL EXPENSES................................................   1,420,963
    Expenses waived by Advisor....................................     (21,898)
                                                                   -----------
    NET EXPENSES..................................................   1,399,065
                                                                   -----------
    NET INVESTMENT INCOME ........................................     677,369
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................   9,912,136
  Futures contracts...............................................  (2,561,807)
  Foreign currency transactions...................................    (446,626)
                                                                   -----------
    Net realized gain.............................................   6,903,703
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency................................    (927,168)
  Futures contracts...............................................    (272,124)
  Forward contracts...............................................     (82,521)
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................      (1,175)
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........  (1,282,988)
                                                                   -----------
Net realized and unrealized gain..................................   5,620,715
                                                                   -----------
Net increase in net assets resulting from operations.............. $ 6,298,084
                                                                   ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
38

                    GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR
                                                        YEAR         ENDED
                                                        ENDED       JUNE 30,
                                                    JUNE 30, 1998     1997
                                                    ------------- ------------
OPERATIONS:
 Net investment income.............................  $   677,369  $    960,262
 Net realized gain.................................    6,903,703     5,232,778
 Change in net unrealized appreciation or
  depreciation.....................................   (1,282,988)   10,619,517
                                                     -----------  ------------
 Net increase in net assets resulting from opera-
  tions............................................    6,298,084    16,812,557
                                                     -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
 Brinson Class I...................................     (242,673)     (425,929)
 Brinson Class N...................................          (11)          --
 SwissKey Class....................................     (397,017)     (253,945)
Distributions from net realized gain:
 Brinson Class I...................................   (1,266,777)   (3,076,886)
 Brinson Class N...................................          (82)          --
 SwissKey Class....................................   (5,307,194)   (3,396,000)
                                                     -----------  ------------
 Total distributions to shareholders...............   (7,213,754)   (7,152,760)
                                                     -----------  ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................   40,216,740    42,520,630
 Shares issued on reinvestment of distributions....    6,378,677     6,711,937
 Shares redeemed...................................  (73,542,587)   (9,295,598)
                                                     -----------  ------------
 Net increase (decrease) in net assets resulting
  from capital share transactions..................  (26,947,170)   39,936,969
                                                     -----------  ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS........  (27,862,840)   49,596,766
                                                     -----------  ------------
NET ASSETS:
 Beginning of year.................................  109,734,848    60,138,082
                                                     -----------  ------------
 End of year (including accumulated undistributed
  net investment income of $377,184 and $336,561,
  respectively)....................................  $81,872,008  $109,734,848
                                                     ===========  ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                YEAR ENDED JUNE 30,           JANUARY 28, 1994*
                          ----------------------------------       THROUGH
BRINSON CLASS I            1998     1997     1996     1995      JUNE 30, 1994
-------------------------------------------------------------------------------
Net asset value, begin-
 ning of period.......... $ 12.76  $ 11.57  $  9.93  $  9.49       $ 10.00
                          -------  -------  -------  -------       -------
 Income from investment
  operations:
  Net investment income..    0.22     0.16     0.18     0.18          0.07
  Net realized and
   unrealized gain
   (loss)................    0.78     2.14     2.29     0.39         (0.54)
                          -------  -------  -------  -------       -------
    Total income (loss)
     from investment
     operations..........    1.00     2.30     2.47     0.57         (0.47)
                          -------  -------  -------  -------       -------
Less distributions:
  Distributions from net
   investment income.....   (0.17)   (0.12)   (0.14)   (0.04)        (0.04)
  Distributions from and
   in excess of net
   realized gain.........   (1.05)   (0.99)   (0.69)   (0.09)          --
                          -------  -------  -------  -------       -------
    Total distributions..   (1.22)   (1.11)   (0.83)   (0.13)        (0.04)
                          -------  -------  -------  -------       -------
Net asset value, end of
 period.................. $ 12.54  $ 12.76  $ 11.57  $  9.93       $  9.49
                          =======  =======  =======  =======       =======
Total return (non-
 annualized).............    8.99%   21.26%   25.66%    6.06%        (4.70)%
Ratios/Supplemental data
 Net assets, end of pe-
  riod (in 000s)......... $22,724  $48,054  $27,126  $20,706       $20,642
 Ratio of expenses to
  average net assets:
  Before expense
   reimbursement.........    1.02%    1.25%    1.77%    2.06%         2.65%**
  After expense
   reimbursement.........    1.00%    1.00%    1.00%    1.00%         1.00%**
 Ratio of net investment
  income to average net
  assets:
  Before expense
   reimbursement.........    1.29%    1.35%    0.57%    0.71%         0.24%**
  After expense
   reimbursement.........    1.31%    1.60%    1.34%    1.77%         1.89%**
 Portfolio turnover rate.      46%      32%      74%      36%           21%
 Average commission rate
  paid per share......... $0.0254  $0.0246  $0.0288      N/A           N/A

*  Commencement of investment operations
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40

                    GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                      YEAR ENDED
                                                                       JUNE 30,
BRINSON CLASS N                                                         1998*
--------------------------------------------------------------------------------
Net asset value, beginning of year...................................  $ 12.76
                                                                       -------
 Income from investment operations:
  Net investment income..............................................     0.13
  Net realized and unrealized gain...................................     0.82
                                                                       -------
    Total income from investment operations..........................     0.95
                                                                       -------
 Less distributions:
  Distributions from net investment income...........................    (0.13)
  Distributions from net realized gain...............................    (1.05)
                                                                       -------
    Total distributions..............................................    (1.18)
                                                                       -------
Net asset value, end of year.........................................  $ 12.53
                                                                       =======
Total return.........................................................     8.60%
Ratios/Supplemental data
 Net assets, end of year (in 000s)...................................  $     1
 Ratio of expenses to average net assets:
  Before expense reimbursement.......................................     1.27%
  After expense reimbursement........................................     1.25%
 Ratio of net investment income to average net assets:
  Before expense reimbursement.......................................     1.04%
  After expense reimbursement........................................     1.06%
 Portfolio turnover rate.............................................       46%
 Average commission rate paid per share..............................  $0.0254

* Commencement of Brinson Class N was June 30, 1997.


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR      JULY 31, 1995*
                                         ENDED         ENDED        THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 12.73       $ 11.57       $ 10.35
                                        -------       -------       -------
 Income from investment operations:
  Net investment income (loss)......       0.07          0.08         (0.01)
  Net realized and unrealized gain..       0.83          2.13          1.93
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       0.90          2.21          1.92
                                        -------       -------       -------
 Less distributions:
  Distributions from net investment
   income...........................      (0.07)        (0.06)        (0.01)
  Distributions from net realized
   gain.............................      (1.05)        (0.99)        (0.69)
                                        -------       -------       -------
    Total distributions.............      (1.12)        (1.05)        (0.70)
                                        -------       -------       -------
Net asset value, end of period......    $ 12.51       $ 12.73       $ 11.57
                                        =======       =======       =======
Total return (non-annualized).......       8.15%        20.34%        19.25%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $59,147       $61,680       $33,012
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.78%         2.00%         2.53%**
  After expense reimbursement.......       1.76%         1.75%         1.76%**
 Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement......       0.53%         0.60%        (0.19)%**
  After expense reimbursement.......       0.55%         0.85%         0.58%**
 Portfolio turnover rate............         46%           32%           74%
 Average commission rate paid per
  share.............................    $0.0254       $0.0246       $0.0288

*  Commencement of SwissKey Class
** Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

Global Bond Fund


[SWISS KEY FUND LOGO]

The Global Bond Fund is actively managed, providing a fully integrated treatment of the U.S. and other major fixed income markets across the world. This global approach takes full advantage of relationships both within and across markets, based on consistent analysis of macroeconomic and market conditions. Market and currency strategies are developed on a global asset allocation framework, in conjunction with senior fixed income professionals in our offices worldwide.

The SwissKey Global Bond Fund has provided an annualized return of 6.36% since its inception on July 31, 1995. Over the same time period, the return of the Fund's benchmark was 2.84%.

During the first half of 1998, the Fund returned 1.52% compared to the index return of 2.78% on an unhedged basis. On a dollar-hedged basis, the index returned 5.03%, with individual market returns ranging from 7.89% in Sweden down to 4.16% in Switzerland and 4.20% in U.S. Treasuries. Yields continued to decline, in many markets to record low levels, in a low inflation environment. The Asian crisis contributed to lower inflation but also supported government bonds by encouraging a "flight to quality".

Market allocation made a minor positive contribution to the Fund's performance relative to the benchmark in the first six months of the year. The Fund benefited from being overweight in Denmark, while the overweight in U.S. bonds detracted slightly from relative performance.

Currency allocation made virtually no net contribution to relative performance for the period. The Fund suffered from being underweight in the U.K. pound, but benefited from the offsetting overweight in the U.S. dollar. Similarly the "paired" overweight of the Australian dollar and underweight of the Japanese yen netted to a wash. While the yen was relatively weak, so too was the Australian dollar, which suffered (as did the Canadian dollar) from weakening commodity prices in the wake of the Asian crisis.

Bond management was the largest detractor from relative performance. Although the Fund benefited from being overweight in Canadian Real Return bonds, overall short duration strategies hurt performance. This was particularly true in Japan, where the worsening economic situation drove down the compound yield on ten year JGBs to just 1.45% in early June. At present, the average duration of holdings is equal to the market index average in Denmark and the U.S., 0.95 times average in Australia, and 0.9 times average in the other countries in the Fund.

Global Bond Fund


[SWISS KEY FUND LOGO]

Total Return

                                                   6 months   1 year    7/31/95*
                                                    ended      ended      to
                                                    6/30/98   6/30/98   6/30/98
--------------------------------------------------------------------------------
SwissKey Global Bond Fund                            1.52%     2.28%     6.36%
--------------------------------------------------------------------------------
Salomon World Government Bond Index                  2.78      4.32      2.84
--------------------------------------------------------------------------------

*Inception date of the SwissKey Global Bond Fund.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.


Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the SwissKey Global Bond Fund and the Salomon World Government Bond Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

SwissKey Global Bond Fund
vs. Salomon World Government Bond Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

               SwissKey Global   Salomon World
Date              Bond Fund     Gov't Bond Index
----           ---------------  ----------------
07/31/95           10,000            10,000
12/31/95           10,722            10,162
06/30/96           10,917            10,013
12/31/96           11,654            10,531
06/30/97           11,703            10,402
12/31/97           11,791            10,557
06/30/98           11,970            10,851


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global Bond Fund


[SWISS KEY FUND LOGO]

Asset Allocation

As of June 30, 1998

                                      Current
                          Benchmark  Strategy
---------------------------------------------
U.S.                        33.4%      39.4%
Australia                    0.8        4.0
Austria                      0.9        0.0
Belgium                      2.4        0.0
Canada                       3.3        6.1
Denmark                      1.6        6.3
Finland                      0.6        0.0
France                       7.4        7.6
Germany                      9.2       13.3
Ireland                      0.4        0.0
Italy                        7.2        3.6
Japan                       18.3        0.0
Netherlands                  3.0        5.3
Spain                        3.0        3.9
Sweden                       1.5        1.5
Switzerland                  0.5        0.0
U.K.                         6.5        9.0
---------------------------------------------
                           100.0%     100.0%


Currency Allocation

As of June 30, 1998

                                      Current
                         Benchmark   Strategy
---------------------------------------------
U.S.                        33.4%      36.9%
Australia                    0.8        4.7
Austria                      0.9        0.9
Belgium                      2.4        2.4
Canada                       3.3        3.3
Denmark                      1.6        1.6
Finland                      0.6        0.6
France                       7.4        7.4
Germany                      9.2        9.2
Ireland                      0.4        0.4
Italy                        7.2        7.2
Japan                       18.3       14.3
Netherlands                  3.0        3.0
Spain                        3.0        3.0
Sweden                       1.5        1.5
Switzerland                  0.5        0.5
U.K.                         6.5        3.1
---------------------------------------------
                           100.0%     100.0%

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
---------------------------------------------

U.S. BONDS
Corporate Bonds
 Aerospace & Military...............   0.14%
 Asset-Backed.......................   2.28
 Banking............................   0.21
 CMO................................   5.02
 Consumer...........................   1.23
 Financial Services.................   1.56
 Food and Housing Products..........   0.52
 Industrial Components..............   1.16
 Services/Miscellaneous.............   0.32
 Telecommunications.................   0.92
 Transportation.....................   0.77
                                     ------
                                      14.13
                                     ------

 International Dollar Bonds.........   2.33
 U.S. Government Agencies...........   9.38
 U.S. Government Obligations........   8.61
                                     ------
    Total U.S. Bonds................  34.45
                                     ------

NON-U.S. BONDS
Foreign Financial Bonds.............  14.04
Foreign Government Bonds............  44.34
                                     ------
    Total Non-U.S. Bonds............  58.38
                                     ------

SHORT-TERM INVESTMENTS..............  13.44
                                     ------
    TOTAL INVESTMENTS............... 106.27

LIABILITIES, LESS CASH AND
 OTHER ASSETS.......................  (6.27)
                                     ------
    NET ASSETS...................... 100.00%
                                     ======

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
Bonds -- 92.83%
U.S. BONDS -- 34.45%
U.S. CORPORATE BONDS -- 14.13%
Archer Daniels, 6.950%, due 12/15/2097.................. $  500,000 $   533,778
Bear Stearns Mortgage Securities, Inc., 96-7, Class A4,
 6.000%, due 01/28/09...................................    200,000     197,182
Capital One Bank, 6.830%, due 05/17/99..................    200,000     201,125
Chase Manhattan Auto Owner Trust, 96-C, Class A4,
 6.150%, due 03/15/02...................................    125,000     125,921
Continental Airlines, Inc.,
 6.900%, due 01/02/18...................................    710,000     738,528
Countrywide Capital, Inc.,
 8.000%, due 12/15/26...................................    250,000     264,901
DLJ Mortgage Acceptance Corp., 98-3, Class A, 6.500%,
 due 08/19/28...........................................    620,000     612,250
Donaldson Lufkin & Jenrette FRN, 6.700%, due 06/30/00...    375,000     380,412
First Bank Corporate Card Master Trust, 97-1, Class A,
 6.400%, due 02/15/03...................................    240,000     244,322
First Union-Lehman Brothers Commercial Mortgage, 97-C2,
 Class A2, 6.600%, due 05/18/07.........................    240,000     244,920
Ford Credit Grantor Trust,
 95-B, Class A, 5.900%, due 10/15/00....................     25,233      25,253
GE Capital Mortgage Services, Inc., 93-7F, Class FA3,
 6.500%, due 09/25/08...................................    383,524     384,444
Kroger Co., 6.000%, due 07/01/00........................    500,000     498,888
Lockheed Martin Corp.,
 7.700%, due 06/15/08...................................    125,000     137,577
Merrill Lynch & Co., Series B,
 5.930%, due 03/23/01...................................    550,000     549,690
Metlife Capital Equipment Loan Trust,
 97-A, Class A, 6.850%, due 05/20/08....................    225,000     232,973
News America Holdings,
 7.750%, due 12/01/45...................................    775,000     831,715
PNC Mortgage Securities Corp.,
 94-3, Class A8, 7.500%, due 07/25/24...................    190,000     197,362
Premier Auto Trust,
 96-3, Class A4, 6.750%, due 11/06/00...................    475,000     479,888
Prudential Home Mortgage Securities
 93-43, Class A9, 6.750%, due 10/25/23..................    215,869     216,776
 96-7, Class A4, 6.750%, due 06/25/11...................    150,000     151,989
Residential Asset Securitization Trust
 97-A7, Class A1, 7.500%, due 09/25/27..................    245,263     247,950
 97-A10, Class A5, 7.250%, due 12/25/27.................    335,000     342,149
 97-A11, Class A6, 7.000%, due 01/25/28.................    430,000     435,688
 97-A11, Class A2, 7.000%, due 01/25/28.................    260,000     261,664
 98-A1, Class A1, 7.000%, due 03/25/28..................    252,863     254,492
Salomon, Inc. 6.500%, due 03/01/00......................    300,000     302,337
SASCO LLC,
 98-RF1, Class A, 8.712%, due 03/15/27..................    289,264     310,236
Structured Mortgage Asset Residential Trust, 93-5C,
 Class CI, 7.150%, due 03/25/23.........................    925,000     943,881

                                                             FACE
                                                            AMOUNT     VALUE
                                                          ---------- ----------
The Money Store,
 94-A, Class A3, 5.525%, due 09/15/18.................... $   58,553 $   58,049
Time Warner, Inc., 7.570%, due 02/01/24..................    315,000    341,044
U.S. West Capital Funding Inc.,
 6.875%, due 07/15/28....................................    375,000    376,801
USA Waste Services, 7.000%, due 10/01/04.................    300,000    309,331
UCFC Home Equity Loan FRN,
 97-C, Class A8, 5.888%, due 09/15/27....................    153,606    153,778
USX Corp., 8.125%, due 07/15/23..........................    500,000    571,971
Vanderbilt Mortgage Finance,
 98-B, Class 1A2, 6.120%, due 05/07/09...................    600,000    602,238
World Omni Automobile Lease Securitization Trust, 97-A,
 Class A3, 6.850%, due 06/25/03..........................    254,868    257,129
Worldcom Inc., Series *, 8.875%, due 01/15/06............    465,000    503,363
                                                                     ----------
                                                                     13,521,995
                                                                     ----------
INTERNATIONAL DOLLAR BONDS -- 2.33%
Banco Santiago S.A., 7.000%, due 07/18/07................    400,000    401,576
Banque Centrale de Tunisie,
 8.250%, due 09/19/27....................................    400,000    376,539
DR Investments, 144A,
 7.450%, due 05/15/07....................................    455,000    485,688
Pan Pacific Industry PLC,
 144A, 0.000%, due 04/28/07..............................    715,000    250,250
Province of Quebec, 7.500%, due 07/15/23.................    235,000    261,257
Republic of South Africa,
 9.625%, due 12/15/99....................................    125,000    130,000
Royal Bank of Scotland,
 7.375%, Resettable Perpetual Preferred..................    300,000    319,467
                                                                     ----------
                                                                      2,224,777
                                                                     ----------
U.S. GOVERNMENT AGENCIES -- 9.38%
Federal Home Loan Mortgage Corp.
 7.000%, due 10/15/13....................................     68,215     70,323
 7.500%, due 01/15/23....................................     82,460     88,349
 7.238%, due 05/01/26....................................     38,619     39,962
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 05/01/23....................................     77,152     79,707
 9.000%, due 03/01/24....................................    216,460    231,833
Federal National Mortgage Assoc.
 6.220%, due 03/13/06....................................    150,000    154,781
 6.820%, due 10/01/07....................................    480,108    503,970
 6.361%, due 06/01/08....................................    390,000    399,243
 8.000%, due 03/01/11....................................    124,028    127,942
 6.000%, due 12/01/12 TBA................................    300,000    296,624
 9.000%, due 08/01/21....................................     21,590     23,111
 8.500%, due 07/01/22....................................     15,054     15,916
 8.000%, due 11/01/23....................................    224,266     44,341
 7.000%, due 12/18/24....................................    700,000    706,124
 9.000%, due 04/25/25....................................     17,462     18,321
 7.500%, due 05/18/25....................................    250,000    257,380
 7.890%, due 04/01/26....................................    267,300    276,762
 6.500%, due 12/01/27 TBA................................  3,400,000  3,385,101
 3.500%, due 05/01/28....................................    328,389    282,046
Federal National Mortgage Assoc. Strips 0.000%, due
 04/01/27 principal only.................................    218,262    184,674
Government National Mortgage Assoc.
 7.500%, due 08/15/23....................................     95,868     98,475
 7.500%, due 12/15/23....................................    141,583    145,432
 7.500%, due 01/15/24....................................     98,868    101,556

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
 7.375%, due 06/20/24................................... $  129,621 $   132,848
 7.000%, due 08/15/24...................................    470,983     479,677
 7.000%, due 07/15/25...................................     65,462      66,565
Jordan Aid, 8.750%, due 09/01/19........................    193,941     243,842
Tennessee Valley Authority
 6.375%, due 06/15/05...................................    500,000     519,105
                                                                    -----------
                                                                      8,974,010
                                                                    -----------
U.S. GOVERNEMENT OBLIGATIONS -- 8.61%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00...................................  4,550,000   4,548,580
 6.625%, due 07/31/01...................................  1,765,000   1,817,950
 6.250%, due 08/31/02...................................    240,000     246,225
 7.000%, due 07/15/06...................................    260,000     284,050
 3.625%, due 01/15/08...................................    346,998     343,094
 8.000%, due 11/15/21...................................    425,000     547,852
 6.000%, due 02/15/26...................................    430,000     447,335
                                                                    -----------
                                                                      8,235,086
                                                                    -----------
Total U.S. Bonds........................................             32,955,868
                                                                    -----------
NON-U.S. BONDS -- 58.38%
AUSTRALIA -- 3.92%
Government of Australia
 9.750%, due 03/15/02................................AUD  1,500,000   1,065,689
 9.000%, due 09/15/04...................................  1,200,000     881,103
New South Wales Treasury Corp., 7.000%, due 04/01/04....  1,000,000     657,231
Queensland Treasury Corp.-Global Note 8.000%, due
 05/14/03...............................................    980,000     668,363
 6.500%, due 06/14/05...................................    730,000     472,188
                                                                    -----------
                                                                      3,744,574
                                                                    -----------
AUSTRIA -- 1.81%
Republic of Austria,
 5.500%, due 01/18/04............................... FRF 10,000,000   1,728,250
                                                                    -----------
CANADA -- 5.93%
British Columbia,
 7.750%, due 06/16/03............................... CAD  1,540,000   1,149,345
Government of Canada
 9.000%, due 12/01/04...................................    400,000     325,337
 4.250%, due 12/01/21 (b)...............................  3,300,000   2,598,082
Province of Ontario-Global Bond
 7.500%, due 01/19/06...................................  2,100,000   1,601,132
                                                                    -----------
                                                                      5,673,896
                                                                    -----------
CHILE -- 0.49%
Embot Andina S.A.,
 7.875%, due 10/01/97............................... USD    500,000     470,003
                                                                    -----------
DENMARK -- 5.90%
City of Copenhagen,
 6.250%, due 03/15/01............................... DKK  2,400,000     363,385
Great Belt, 7.000%, due 09/02/03........................ 10,650,000   1,696,729
Kingdom of Denmark
 8.000%, due 11/15/01...................................  8,000,000   1,288,352
 7.000%, due 12/15/04................................... 10,500,000   1,710,048
 7.000%, due 11/15/07...................................  1,400,000     234,419
 7.000%, due 11/10/24...................................  2,000,000     352,857
                                                                    -----------
                                                                      5,645,790
                                                                    -----------

                                                            FACE
                                                           AMOUNT       VALUE
                                                       ------------- -----------
FINLAND -- 1.49%
Republic of Finland,
 9.000%, due 08/13/03............................ FRF      7,200,000 $ 1,429,044
                                                                     -----------
FRANCE -- 2.66%
Government of France (BTAN)
 7.750%, due 04/12/00................................      4,000,000     703,143
Government of France (OAT)
 9.500%, due 01/25/01................................      1,800,000     336,183
 7.500%, due 04/25/05................................      5,600,000   1,079,431
 8.500%, due 04/25/23................................      1,800,000     426,421
                                                                     -----------
                                                                       2,545,178
                                                                     -----------
GERMANY -- 10.82%
Bundesobligation Ser 114,
 6.500%, due 03/15/00............................ DEM      2,900,000   1,672,199
Bundesrepublik Deutschland
 8.000%, due 07/22/02................................      3,800,000   2,387,579
 6.000%, due 07/04/07................................      1,000,000     602,936
 6.250%, due 01/04/24................................        700,000     437,064
International Bank Reconstruction & Development,
 7.125%, due 04/12/05................................      2,250,000   1,415,443
European Economic Community,
 6.500%, due 03/10/00................................      1,910,000   1,098,911
KFW International Finance,
 6.625%, due 04/15/03................................      2,800,000   1,688,920
LKB Baden-Wuerttemberg Finance, 6.500%, due 09/15/08.      1,300,000     800,886
Treuhandanstalt, 7.125%, due 01/29/03................        400,000     246,116
                                                                     -----------
                                                                      10,350,054
                                                                     -----------
IRELAND -- 1.87%
Republic of Ireland,
 7.250%, due 03/18/03................................      2,900,000   1,790,609
                                                                     -----------
ITALY -- 3.46%
Bayerische Landesbank,
 10.750%, due 03/01/03............................ITL    750,000,000     524,774
International Bank for Reconstruction & Development
 5.000%, due 10/16/00................................  1,000,000,000     568,905
LKB Baden-Wuerttemberg Finance, 10.750%, due
 04/14/03............................................    650,000,000     457,547
Republic of Italy (BTP)
 7.750%, due 09/15/01................................    200,000,000     123,080
 9.000%, due 10/01/03................................  1,800,000,000   1,209,789
 9.500%, due 02/01/06................................    300,000,000     216,855
 9.000%, due 11/01/23................................    250,000,000     207,842
                                                                     -----------
                                                                       3,308,792
                                                                     -----------
NETHERLANDS -- 5.02%
Government of Netherlands
 5.750%, due 09/15/02............................ NLG        250,000     129,154
 7.250%, due 10/01/04................................      3,000,000   1,684,200
 8.500%, due 06/01/06................................      1,750,000   1,071,490
 7.500%, due 11/15/99................................      1,850,000     950,828
International Nederland GRP Verzekeringen, 6.250%,
 due 12/28/05........................................      1,800,000     962,914
                                                                     -----------
                                                                       4,798,586
                                                                     -----------
PORTUGAL -- 1.28%
Republic of Portugal,
 5.625%, due 04/03/07............................ FRF      7,000,000   1,221,369
                                                                     -----------

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT       VALUE
                                                        ----------- -----------

SPAIN -- 3.72%
Kingdom of Spain
 6.750%, due 04/15/00.............................. ESP 100,000,000 $   681,299
 7.900%, due 02/28/02.................................. 100,000,000     727,513
 8.000%, due 05/30/04.................................. 100,000,000     762,591
 10.000%, due 02/28/05.................................  70,000,000     590,764
 7.350%, due 03/31/07.................................. 105,000,000     800,926
                                                                    -----------
                                                                      3,563,093
                                                                    -----------
SWEDEN -- 1.35%
Kingdom of Sweden
 6.000%, due 02/09/05...............................SEK   3,000,000     402,182
 10.250%, due 05/05/03.................................   5,700,000     888,153
                                                                    -----------
                                                                      1,290,335
                                                                    -----------
UNITED KINGDOM -- 8.66%
Abbey National PLC,
 8.750%, due 05/24/04...............................GBP     350,000     635,074
British Gas PLC, 8.125%, due 03/31/03..................     545,000     945,707
European Investment Bank,
 7.625%, due 12/07/06..................................   1,460,000   2,627,849
UK Treasury
 10.000%, due 09/08/03.................................     600,000   1,159,400
 7.750%, due 09/08/06..................................     555,000   1,028,459
 9.000%, due 10/13/08..................................     340,000     702,377
 8.000%, due 09/27/13..................................     580,000   1,183,351
                                                                    -----------
                                                                      8,282,217
                                                                    -----------
Total Non-U.S. Bonds...................................              55,841,790
                                                                    -----------
Total Bonds (Cost $88,760,827).........................              88,797,658
                                                                    -----------
Short-Term Investments -- 13.44%
COMMERCIAL PAPER -- 13.44%
ARCO Chemical Co.,
 5.770%, due 07/06/98.................................. $ 1,000,000     999,199
Cincinnati Bell Inc.
 5.850%, due 07/13/98..................................   1,000,000     998,050
 5.900%, due 07/17/98..................................   1,000,000     997,378
Hilton Hotels Corp.,
 5.720%, due 07/15/98..................................   1,407,000   1,403,870
NGC Corp., 6.750%, due 07/01/98........................   3,000,000   3,000,000
Raytheon Co., 6.998%, due 07/01/98.....................   2,466,000   2,466,000
Tenneco Inc., 5.750%, due 07/17/98.....................   1,500,000   1,496,167
Texas Utilities Co., 6.100%, due 07/17/98..............   1,500,000   1,495,933
                                                                    -----------
Total Short-Term Investments (Cost $12,856,597)........              12,856,597
                                                                    -----------
Total Investments (Cost $101,617,424) --106.27% (a)....             101,654,255
                                                                    -----------
Liabilities, less cash and other assets -- (6.27%).....              (5,994,046)
                                                                    -----------
Net Assets -- 100%.....................................             $95,660,209
                                                                    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $101,617,424; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................. $1,669,877
      Gross unrealized depreciation................................. (1,633,046)
                                                                     ----------
          Net unrealized appreciation............................... $   36,831
                                                                     ==========

(b) Linked to Canada's retail price index. Reset semi-annually
FRN: Floating Rate Note
TBA: Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $745,938 or 0.77% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.
FORWARD FOREIGN CURRENCY CONTRACTS
The Global Bond Fund had the following open forward foreign currency contracts as of June 30, 1998:

                               SETTLEMENT     LOCAL      CURRENT   UNREALIZED
                                  DATE      CURRENCY      VALUE    GAIN/(LOSS)
                               ---------- ------------- ---------- ----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Australian Dollar.............   7/06/98        562,392 $  348,321 $    (379)
Australian Dollar.............  11/30/98      1,200,000    744,689   (12,031)
Austrian Schilling............  11/30/98     10,100,000    802,238   (13,396)
Belgian Franc.................  11/30/98     77,000,000  2,087,336   (33,292)
British Pound.................   7/06/98        299,393    499,370      (286)
Canadian Dollar...............   7/06/98        637,068    433,264       203
Danish Krone..................   7/06/98      2,319,532    337,376        44
Finnish Markka................  11/30/98      2,800,000    514,549    (7,352)
French Franc..................   7/06/98      3,539,078    585,581       368
French Franc..................  11/30/98     25,400,000  4,238,724   (64,028)
German Mark...................   7/06/98      1,849,674  1,025,142    (1,029)
Italian Lira..................   7/06/98    880,703,379    495,505        32
Italian Lira..................  11/30/98  5,600,000,000  3,163,489   (49,086)
Japanese Yen..................   5/28/98  1,900,000,000 14,007,272  (337,064)
Netherlands Guilder...........   7/06/98        811,598    399,128      (104)
Spanish Peseta................   7/06/98     53,443,173    349,173       509
FORWARD FOREIGN CURRENCY SALE
 CONTRACTS
British Pound.................  11/30/98      3,400,000  5,623,181  (113,891)
Canadian Dollar...............  11/30/98      3,600,000  2,454,289    38,268
Danish Kroner.................  11/30/98     30,200,000  4,422,083    57,285
French Franc..................  11/30/98     26,000,000  4,338,851    82,850
German Mark...................  11/30/98      6,900,000  3,856,882    54,810
Netherlands Guilder...........  11/30/98      4,000,000  1,984,452    32,287
Spanish Peseta................  11/30/98     97,000,000    637,597     8,898
                                                                   ---------
    Total.....................                                     $(356,384)
                                                                   =========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $101,617,424)....................... $101,654,255
 Cash............................................................       12,764
 Foreign currency, at value (Cost $551,655)......................      545,899
 Receivables:
  Investment securities sold.....................................    1,145,929
  Interest.......................................................    1,953,602
  Fund shares sold...............................................    1,153,887
 Other assets....................................................       40,817
                                                                  ------------
    TOTAL ASSETS.................................................  106,507,153
                                                                  ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................   10,384,748
  Investment advisory fees.......................................       53,440
  Accrued expenses...............................................       52,372
Net unrealized depreciation on forward foreign currency con-
 tracts..........................................................      356,384
                                                                  ------------
    TOTAL LIABILITIES............................................   10,846,944
                                                                  ------------
NET ASSETS.......................................................  $95,660,209
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $ 96,506,368
 Accumulated undistributed net investment income.................    1,003,399
 Accumulated net realized loss...................................   (1,521,835)
 Net unrealized depreciation.....................................     (327,723)
                                                                  ------------
    NET ASSETS................................................... $ 95,660,209
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $91,274,483 and 9,698,203 shares issued and outstanding)...... $       9.41
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $8,965 and 954 shares issued and outstanding)................. $       9.40
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $4,376,761 and 466,193 shares issued and outstanding)......... $       9.39
                                                                  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest (net of $18,306 for foreign taxes withheld).............. $3,631,663
                                                                    ----------
    TOTAL INCOME...................................................  3,631,663
                                                                    ----------
EXPENSES:
 Advisory..........................................................    500,982
 Custodian.........................................................     21,709
 Professional......................................................     45,990
 Distribution......................................................     20,731
 Other.............................................................     75,917
                                                                    ----------
    TOTAL EXPENSES.................................................    665,329
                                                                    ----------
    Expenses waived by Advisor.....................................    (43,502)
                                                                    ----------
    NET EXPENSES...................................................    621,827
                                                                    ----------
    NET INVESTMENT INCOME..........................................  3,009,836
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments......................................................  1,085,343
  Futures contracts................................................     21,780
  Foreign currency transactions.................................... (2,221,924)
                                                                    ----------
   Net realized loss............................................... (1,114,801)
                                                                    ----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency.................................    224,905
  Futures contracts................................................    (12,019)
  Forward contracts................................................   (493,663)
  Translation of other assets and liabilities denominated in for-
   eign currency...................................................      4,151
                                                                    ----------
   Change in net unrealized appreciation or depreciation...........   (276,626)
                                                                    ----------
 Net realized and unrealized loss.................................. (1,391,427)
                                                                    ----------
 Net increase in net assets resulting from operations.............. $1,618,409
                                                                    ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR
                                                         YEAR         ENDED
                                                         ENDED        JUNE
                                                     JUNE 30, 1998  30, 1997
                                                     ------------- -----------
OPERATIONS:
 Net investment income..............................  $ 3,009,836  $ 2,426,764
 Net realized gain (loss)...........................   (1,114,801)   1,723,264
 Change in net unrealized appreciation or deprecia-
  tion .............................................     (276,626)    (381,459)
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions.............................................    1,618,409    3,768,569
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income...........   (2,183,342)  (3,479,707)
 Distributions in excess of net investment income...          --      (340,005)
 Distributions from net realized gain...............   (1,041,855)    (769,789)
                                                      -----------  -----------
 Total distributions to shareholders*...............   (3,225,197)  (4,589,501)
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold........................................   46,034,839   23,164,253
 Shares issued on reinvestment of distributions.....    2,230,731    3,667,961
 Shares redeemed....................................   (9,266,587) (12,462,273)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  share transactions................................   38,998,983   14,369,941
                                                      -----------  -----------
    TOTAL INCREASE IN NET ASSETS....................   37,392,195   13,549,009
                                                      -----------  -----------
NET ASSETS:
 Beginning of year..................................   58,268,014   44,719,005
                                                      -----------  -----------
 End of year (including accumulated undistributed
  net investment income of $1,003,399 and $489,146,
  respectively).....................................  $95,660,209  $58,268,014
                                                      ===========  ===========
*DISTRIBUTIONS BY CLASS:
 Distributions from and in excess of net investment
  income
  Brinson Class I...................................  $(2,070,571) $(3,503,032)
  Brinson Class N...................................          (98)         --
  SwissKey Class....................................     (112,673)    (316,680)
 Distributions from net realized gain
  Brinson Class I...................................     (969,902)    (704,236)
  Brinson Class N...................................          (18)         --
  SwissKey Class....................................      (71,935)     (65,553)
                                                      -----------  -----------
 Total distributions to shareholders................  $(3,225,197) $(4,589,501)
                                                      ===========  ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                  YEAR ENDED JUNE 30,             JULY 30, 1993*
                            ------------------------------------     THROUGH
BRINSON CLASS I              1998       1997     1996     1995    JUNE 30, 1994
--------------------------------------------------------------------------------
Net asset value, beginning
 of period................  $  9.64    $ 10.04  $ 10.39  $  9.55     $ 10.00
                            -------    -------  -------  -------     -------
 Income (loss) from in-
  vestment operations:
  Net investment income ..     0.43***    0.67     0.84     0.50        0.45
  Net realized and
   unrealized gain (loss).    (0.18)      0.08     0.31     0.58       (0.52)
                            -------    -------  -------  -------     -------
    Total income (loss)
     from investment oper-
     ations...............     0.25       0.75     1.15     1.08       (0.07)
                            -------    -------  -------  -------     -------
 Less distributions:
  Distributions from and
   in excess of net
   investment income......    (0.31)     (0.96)   (1.40)   (0.24)      (0.28)
  Distributions from net
   realized gain..........    (0.17)     (0.19)   (0.10)     --        (0.10)
                            -------    -------  -------  -------     -------
    Total distributions...    (0.48)     (1.15)   (1.50)   (0.24)      (0.38)
                            -------    -------  -------  -------     -------
Net asset value, end of
 period...................  $  9.41    $  9.64  $ 10.04  $ 10.39     $  9.55
                            =======    =======  =======  =======     =======
Total return (non-
 annualized)..............     2.69 %     7.71%   11.50%   11.34%      (0.79)%
Ratios/Supplemental data
 Net assets, end of period
  (in 000s)...............  $91,274    $54,157  $41,066  $51,863     $36,849
 Ratio of expenses to av-
  erage net assets:
  Before expense reim-
   bursement..............     0.96%      1.32%    1.65%    1.43%       1.78%**
  After expense reimburse-
   ment...................     0.90%      0.90%    0.90%    0.90%       0.90%**
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement..............     4.47%      4.90%    4.98%    5.53%       4.03%**
  After expense reimburse-
   ment...................     4.53%      5.32%    5.73%    6.06%       4.91%**
 Portfolio turnover rate..      151%       235%     184%     199%        189%

  *Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                      YEAR ENDED
                                                                       JUNE 30,
BRINSON CLASS N                                                         1998*
--------------------------------------------------------------------------------
Net asset value, beginning of year...................................   $ 9.64
                                                                        ------
 Income from investment operations:
  Net investment income..............................................     0.42**
  Net realized and unrealized loss...................................    (0.20)
                                                                        ------
    Total income from investment operations..........................     0.22
                                                                        ------
 Less distributions:
  Distributions from and in excess of net investment income..........    (0.29)
  Distributions from net realized gain...............................    (0.17)
                                                                        ------
    Total distributions..............................................    (0.46)
                                                                        ------
Net asset value, end of year.........................................   $ 9.40
                                                                        ======
Total return.........................................................     2.37%
Ratios/Supplemental Data:
 Net assets, end of year (in 000s)...................................   $    9
 Ratio of expenses to average net assets:
  Before expense reimbursement.......................................     1.21%
  After expense reimbursement........................................     1.15%
 Ratio of net investment income to average net assets:
  Before expense reimbursement.......................................     4.22%
  After expense reimbursement........................................     4.28%
 Portfolio turnover rate.............................................      151%

 * Commencement of Brinson Class N was June 30, 1997.
** The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
54

                    GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR      JULY 31, 1995*
                                         ENDED         ENDED        THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 9.61        $10.02         $10.56
                                        ------        ------         ------
 Income from investment operations:
  Net investment income.............      0.38***       0.62           0.78
  Net realized and unrealized gain
   (loss)...........................     (0.18)         0.10           0.15
                                        ------        ------         ------
    Total income from investment op-
     erations.......................      0.20          0.72           0.93
                                        ------        ------         ------
 Less distributions:
  Distributions from and in excess
   of net investment income.........     (0.25)        (0.94)         (1.37)
  Distributions from net realized
   gain.............................     (0.17)        (0.19)         (0.10)
                                        ------        ------         ------
    Total distributions.............     (0.42)        (1.13)         (1.47)
                                        ------        ------         ------
Net asset value, end of period......    $ 9.39        $ 9.61         $10.02
                                        ======        ======         ======
Total return (non-annualized).......      2.28%         7.20%          9.17%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $4,377        $4,110         $3,653
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......      1.45%         1.81%          2.14%**
  After expense reimbursement.......      1.39%         1.39%          1.39%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......      3.98%         4.41%          4.49%**
  After expense reimbursement.......      4.04%         4.83%          5.24%**
 Portfolio turnover rate............       151%          235%           184%

*  Commencement of SwissKey Class
** Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund," collectively the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the Global Fund, Global Equity Fund and Global Bond Fund in the preparation of their financial statements.

A.INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over the counter are priced at the most recent bid price. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the fund. Debt securities are valued at the most recent bid price by using market quotations or independent services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.INVESTMENT INCOME: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

F.DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 10.37% and 44.43% of the amount taxable as ordinary income qualify for dividends received deduction available to corporate shareholders for the Global Fund and the Global Equity Fund, respectively.
--------------------------------------------------------------------------------
56

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
G.INCOME AND EXPENSE ALLOCATION: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I shares will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.

H.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates, for the year ended June 30, 1998, were as follows:

                         ADVISORY BRINSON CLASS I BRINSON CLASS N SWISSKEY CLASS  ADVISORY   FEES
                           FEE      EXPENSE CAP     EXPENSE CAP    EXPENSE CAP      FEES    WAIVED
                         -------- --------------- --------------- -------------- ---------- -------
Global Fund.............   0.80%       1.10%           1.35%           1.75%     $5,378,141 $   --
Global Equity Fund......   0.80        1.00            1.25            1.76         719,439  21,898
Global Bond Fund........   0.75        0.90            1.15            1.39         500,982  43,502

Certain officers of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $11,680, $4,745 and $4,380 for the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

The Global Fund invests in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 12.11% of the Fund's total net assets at June 30, 1998. Activity for the year ended June 30, 1998 was as follows:

                                                 NET         NET
                                       SALES   REALIZED   UNREALIZED
AFFILIATES                 PURCHASES  PROCEEDS  GAINS   GAINS/(LOSSES)    VALUE
----------                ----------- -------- -------- -------------- -----------
Brinson Post-Venture
 Fund...................  $       --   $ --       --     $ 1,712,136   $ 8,960,844
Brinson High Yield Fund.    3,000,000    --       --       1,234,705    17,562,145
Brinson Emerging Markets
 Equity Fund............   17,300,000    --       --     (10,234,783)   23,662,860
Brinson Emerging Markets
 Debt Fund..............   12,000,000    --       --       2,146,849    34,515,928
                          -----------  -----    -----    -----------   -----------
                          $32,300,000  $ --     $ --     $(5,141,093)  $84,701,777
                          ===========  =====    =====    ===========   ===========

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                        PURCHASES    FROM SALES
                                                       ------------ ------------
Global Fund........................................... $623,122,331 $565,947,059
Global Equity Fund....................................   39,788,298   67,808,003
Global Bond Fund......................................  129,422,765   93,539,341

--------------------------------------------------------------------------------

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

4.FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at and for the year ended June 30, 1998, was the Funds' custodian or an affiliate of the Funds' custodian.

5.FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

6.SECURITY LENDING
The Global Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. Securities loaned are recorded at the amount of cash collateral received. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of non-U.S. securities loaned. The cash collateral received is invested in short-term investments. The value of loaned securities and related collateral outstanding at June 30, 1998 were as follows:

                                                    VALUE OF LOANED   VALUE OF
                                                      SECURITIES     COLLATERAL
                                                    --------------- ------------
Global Fund........................................   $98,984,231   $104,946,044
                                                      ===========   ============

7.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of the Global Fund, Global Equity Fund and Global Bond Fund. Annual fees under the SwissKey Plan, which include a 0.25% service fee, total 0.65%, 0.76% and 0.49% of the average daily net assets of the SwissKey Class of the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

8.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated at an annual rate of the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized amount of the line of credit. During the year ended June 30, 1998 the Funds had no borrowings under the agreement.
--------------------------------------------------------------------------------
58

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

9.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                                  GLOBAL FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I............... 18,850,057 $244,898,004 14,513,488 $180,787,534
 Brinson Class N...............     90,370    1,177,290         76        1,000
 SwissKey Class................    803,666   10,347,586    932,414   11,508,566
                                ---------- ------------ ---------- ------------
    Total Sales................ 19,744,093 $256,422,880 15,445,978 $192,297,100
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............  5,179,618 $ 62,332,662  4,022,259 $ 48,025,771
 Brinson Class N...............        769        9,625        --           --
 SwissKey Class................    217,810    2,607,910    130,547    1,554,814
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  5,398,197 $ 64,950,197  4,152,806 $ 49,580,585
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I............... 16,402,396 $209,137,318 11,346,380 $142,532,012
 Brinson Class N...............         21          276        --           --
 SwissKey Class................    641,736    8,247,175    198,888    2,469,271
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 17,044,153 $217,384,769 11,545,268 $145,001,283
                                ========== ============ ========== ============
                                              GLOBAL EQUITY FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I...............  1,466,054 $ 17,934,645  1,338,623 $ 15,816,109
 Brinson Class N...............        --           --          78        1,000
 SwissKey Class................  1,779,376   22,282,095  2,271,465   26,703,521
                                ---------- ------------ ---------- ------------
    Total Sales................  3,245,430 $ 40,216,740  3,610,166 $ 42,520,630
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............    126,859 $  1,426,171    308,273 $  3,485,504
 Brinson Class N...............          9           93        --           --
 SwissKey Class................    442,472    4,952,413    286,226    3,226,433
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................    569,340 $  6,378,677    594,499 $  6,711,937
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I...............  3,546,702 $ 44,596,092    225,435 $  2,683,391
 Brinson Class N...............        --           --         --           --
 SwissKey Class................  2,339,080   28,946,495    565,431    6,612,207
                                ---------- ------------ ---------- ------------
    Total Redemptions..........  5,885,782 $ 73,542,587    790,866 $  9,295,598
                                ========== ============ ========== ============

--------------------------------------------------------------------------------

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

                                                  GLOBAL BOND FUND
                                     -------------------------------------------
                                          YEAR ENDED            YEAR ENDED
                                         JUNE 30, 1998         JUNE 30, 1997
                                     --------------------- ---------------------
                                      SHARES      VALUE     SHARES      VALUE
                                     --------- ----------- --------- -----------
Sales:
 Brinson Class I.................... 4,561,105 $43,233,367 2,335,856 $22,155,311
 Brinson Class N....................       860       8,169       104       1,000
 SwissKey Class.....................   293,533   2,793,303   103,968   1,007,942
                                     --------- ----------- --------- -----------
    Total Sales..................... 4,855,498 $46,034,839 2,439,928 $23,164,253
                                     ========= =========== ========= ===========
Dividend Reinvestment:
 Brinson Class I....................   220,347 $ 2,058,040   348,609 $ 3,318,757
 Brinson Class N....................        12         115       --          --
 SwissKey Class.....................    18,525     172,576    36,719     349,204
                                     --------- ----------- --------- -----------
    Total Dividend Reinvestment.....   238,884 $ 2,230,731   385,328 $ 3,667,961
                                     ========= =========== ========= ===========
Redemptions:
 Brinson Class I....................   699,882 $ 6,667,104 1,159,373 $11,665,371
 Brinson Class N....................        22         210       --          --
 SwissKey Class.....................   273,680   2,599,273    77,300     796,902
                                     --------- ----------- --------- -----------
    Total Redemptions...............   973,584 $ 9,266,587 1,236,673 $12,462,273
                                     ========= =========== ========= ===========

--------------------------------------------------------------------------------
60

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds --
 Global Fund
 Global Equity Fund
 Global Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund as of June 30, 1998, the related statements of operations and cash flows (Global Fund only) for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund at June 30, 1998, the results of their operations and cash flows (Global Fund only) for the year then ended and the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
--------------------------------------------------------------------------------

                                DISTRIBUTED BY:
                            FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[SWISS KEY FUND LOGO]

     10 East 50th Street, New York, New York 10022 . Tel: (800) SWISSKEY
                       http://networth.galt.com/swisskey

                            [SWISS KEY FUNDS LOGO]

                          SWISSKEY U.S. BALANCED FUND
                           SWISSKEY U.S. EQUITY FUND
                SWISSKEY U.S. LARGE CAPITALIZATION EQUITY FUND
                            SWISSKEY U.S. BOND FUND

                                 ANNUAL REPORT

                                 JUNE 30, 1998


                            YOUR KEY TO PERFORMANCE
                            -----------------------

                             TRUSTEES AND OFFICERS

                            [SWISS KEY FUNDS LOGO]



         TRUSTEES

         Walter E. Auch

         Frank K. Reilly, CFA

         Edward M. Roob



         OFFICERS

         Frank K. Reilly, CFA
         Chairman of the Board

         E. Thomas McFarlan
         President

         Thomas J. Digenan, CFA, CPA
         Vice President

         Debra L. Nichols
         Vice President

         Carolyn M. Burke, CPA
         Secretary and Treasurer

         Catherine E. Macrae
         Assistant Secretary

THE FUNDS' ADVISOR -- BRINSON PARTNERS, INC.


                            [SWISS KEY FUNDS LOGO]


The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.

TABLE OF CONTENTS

                            [SWISS KEY FUNDS LOGO]


Shareholder Letter..........................................   4


U.S. Economic and Market Highlights.........................   6


U.S. Balanced Fund..........................................   7

   Schedule of Investments..................................  10

   Financial Statements.....................................  13

   Financial Highlights.....................................  16


U.S. Equity Fund............................................  19

   Schedule of Investments..................................  22

   Financial Statements.....................................  24

   Financial Highlights.....................................  27


U.S. Large Capitalization Equity Fund.......................  30

   Schedule of Investments..................................  33

   Financial Statements.....................................  35

   Financial Highlights.....................................  38


U.S. Bond Fund..............................................  41

   Schedule of Investments..................................  43

   Financial Statements.....................................  45

   Financial Highlights.....................................  48


The SwissKey Funds--Notes to Financial Statements...........  51

Report of Independent Auditors..............................  55

SHAREHOLDER LETTER

                            [SWISS KEY FUNDS LOGO]

August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund. Within this Report, we focus on the current domestic economic outlook as well as our current strategies and performance updates for the four Domestic Funds.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge, which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. UBS Brinson is managed today by the same senior management that has led the business over the past decades with a consistently applied investment philosophy and process. We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

SwissKey U.S. Balanced Fund

Since its performance inception on July 31, 1995, the SwissKey U.S. Balanced Fund has produced an annualized total return of 13.15% compared to the return of 20.42% of its benchmark, the U.S. Balanced Mutual Fund Index.

SwissKey U.S. Equity Fund

The SwissKey U.S. Equity Fund has provided an annualized return of 26.66% since its performance inception on July 31, 1995. This is compared to a 27.26% return for the benchmark, the Wilshire 5000 Index. The Fund operates with a fully invested policy.

SHAREHOLDER LETTER

                            [SWISS KEY FUNDS LOGO]

SwissKey U.S. Large Capitalization Equity Fund

The SwissKey U.S. Large Capitalization Equity Fund has provided a return of -0.32% since its performance inception on April 30, 1998. This is compared to a 2.25% return for the benchmark, the S&P 500 Index. The Fund operates with a fully invested policy.

SwissKey U.S. Bond Fund

The SwissKey U.S. Bond Fund has provided an annualized return of 7.43% since its inception on August 31, 1995. This is compared to a 8.01% return for the benchmark, the Salomon Brothers BIG Bond Index.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds.

Sincerely,



/s/ Hanspeter A. Walder         /s/ Raymond Simon
----------------------          ---------------------
Hanspeter A. Walder             Raymond Simon
Executive Director              Executive Director
Private Banking                 Private Banking

U.S. ECONOMIC AND MARKET HIGHLIGHTS

[LOGO]

The Federal Reserve's latest signals lean more toward tightening than at any other time in the last year and a half. Despite the weakness in Asia and its impact on import prices and export demand, rapid growth in monetary aggregates and strength in labor markets and employment costs has increased concern at the Fed that inflationary biases are increasing in magnitude. While an actual move to tighten monetary policy may not be imminent, the prospects for a looser stance and rate reduction have diminished.

Reported economic growth in the U.S. is likely to be much slower in the second quarter due to the strike at General Motors, a reduction in some of the inventory build-up from earlier in the year, and the unabated Asian situation. However, domestic demand has not yet shown signs of substantial cooling. This is a major factor in the 4.5% unemployment rate and in the rising wage and salary pressures since 1995.

The pattern of consumer price inflation, both recently and in the last few years, contrasts sharply with the concerns voiced by the Fed. Twelve-month changes in the CPI continue to run well under 2%. However, this spectacular performance has occurred largely because of declines in the volatile food and energy components of the index. Measures of the core CPI inflation have not fallen in step with the headline inflation rate, but have flattened out around 2 1/4%. This can be taken as a sign that the underlying disinflation trend has been interrupted, and may turn up in the future as strong money supply growth starts to have an impact.

U.S. ENVIRONMENT

[GRAPH APPEARS HERE]
                                 Major Markets

                          Year to date June 30, 1998

U.S. Cash Equivalents       2.38
U.S. Bonds                  3.97
U.S. Equities              15.47

[GRAPH APPEARS HERE]
                    Salomon U.S. Treasury Benchmark Returns

                          Year to date June 30, 1998

1                           5.95
2                           6.60
3                           7.75
5                           9.13
10                         13.19
30                         22.96

[GRAPH APPEARS HERE]
                 Top Ten Industry Returns Relative to S&P 500

                          Year to date June 30, 1998

Coal & Uranium             28.04
Forest Products            17.34
Trucking, Freight          14.16
Misc. Finance              13.61
Retail (Other)             11.97
Motor Vehicles              9.14
Media                       6.76
Drugs, Medicine             6.65
Construction                4.61
Services                     4.2

[GRAPH APPEARS HERE]
                Bottom Ten Industry Returns Relative to S&P 500

                          Year to date June 30, 1998

Precious Metals           -14.07
Oil Refining, Dist.       -14.31
Railroads                 -14.39
Electronics               -14.50
Photographic              -14.60
Containers                -15.70
Tire & Rubber             -16.32
Dom. Petroleum Res.       -18.00
Oil Service               -27.60
Tobacco                   -33.63

U.S. BALANCED FUND

[LOGO OF SWISS KEY FUNDS]

TRUSTEES AND OFFICERS


The U.S. Balanced Fund is an actively managed portfolio that applies our value-based asset allocation process to U.S. stocks, bonds and cash. The Fund's investment strategy is developed in the context of our global asset allocation process and is based on analysis of long-term economic and market conditions.

The SwissKey U.S. Balanced Fund has provided an annualized return of 13.15% since its inception on July 31, 1995. Over the same period, the return on the U.S. Balanced Mutual Fund Index was 20.42%. For the first six months of 1998, the return on the Fund was 5.90%, compared to the benchmark return of 11.42%.

The first half of 1998 continued what can only be characterized as an extraordinary period of U.S. risky asset returns. The U.S. equity market has provided extremely high returns, protracting an annualized gain of 29.09% in the prior two years, as measured by the Wilshire 5000, with a 15.47% return in the first half of 1998. U.S. fixed income assets returned 3.77% in the first half of the year, extending annualized gains of 9.52% in the prior two years.

The Fund strategy centers on reducing the risk of exposure to the overpriced equity assets, maintaining a significant underweight to the overvalued U.S. equity market and an overweight to the U.S. bond market. Consequently, asset allocation decisions provided a substantial detraction from the performance of the Fund relative to its benchmark. The strategic cash allocation relative to a benchmark weight of zero also detracted from the performance of the U.S. Balanced Fund.

Security selection in the U.S. equity segment of the Fund was a contributor to the underperformance of the Fund relative to the benchmark. An underweighting of large capitalization stocks was an important contributor to this underperformance.

The U.S. Balanced Fund maintains a 5% risk hedge in this environment of extremely overvalued equity assets and neutrally valued fixed income assets.

U.S. BALANCED FUND

[LOGO OF SWISS KEY FUNDS]


TOTAL RETURN

                                                                               6 months     1 year      7/31/95*
                                                                                ended        ended         to
                                                                               6/30/98      6/30/98     6/30/98
---------------------------------------------------------------------------------------------------------------
SWISSKEY U.S. BALANCED FUND                                                     5.90%        11.79%      13.15%
---------------------------------------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**                                              11.42         22.38       20.42
---------------------------------------------------------------------------------------------------------------

*   Performance inception date of the SwissKey U.S. Balanced Fund.
** An un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade Bond Index.

Total return includes reinvestment of all capital gain and income distributions. Total returns in excess of 1 year are average annualized returns.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in the SwissKey U.S. Balanced Fund and the U.S. Balanced Mutual Fund Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998.

No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

SWISSKEY U.S. BALANCED FUND
VS. U.S. BALANCED MUTUAL FUND INDEX
Wealth Value with Dividends Reinvested

     [GRAPH APPEARS HERE]

              SwissKey U.S. Balanced Fund        U.S. Balanced Mutal Fund Index
 7/31/95                10,000                               10,000
12/31/95                10,841                               10,876
 6/30/96                11,154                               11,544
12/31/96                12,018                               12,496
 6/30/97                12,826                               14,050
12/31/97                13,540                               15,433
 6/30/98                14,338                               17,195



Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

U.S. Balanced Fund



[SWISS KEY FUNDS LOGO]


------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
------------------------------------------------------------------------

As a Percent of Net Assets
As of June 30, 1998
------------------------------------------------------------------------
U.S. EQUITIES
Energy ........................................................     2.19%
Capital Investment
    Capital Goods .............................................     4.77
    Technology ................................................     4.54
                                                                  ------
                                                                    9.31
Basic Industries
    Chemicals .................................................     1.84
    Housing/Paper .............................................     3.60
    Metals ....................................................     0.34
                                                                  ------
                                                                    5.78
Consumer
    Non-Durables ..............................................     3.41
    Retail/Apparel ............................................     2.06
    Autos/Durables ............................................     1.39
    Discretionary .............................................     0.38
    Health: Drugs .............................................     3.49
    Health: Non-Drugs .........................................     2.56
                                                                  ------
                                                                   13.29
Financial
    Banks .....................................................     3.27
    Non-Banks .................................................     3.39
                                                                  ------
                                                                    6.66
Utilities
    Electric ..................................................     1.75
    Telephone .................................................     0.42
                                                                  ------
                                                                    2.17
Transportation ................................................     3.77
Services/Misc .................................................     3.13
                                                                  ------
        Total U.S. Equities ...................................    46.30*
                                                                  ------

U.S. BONDS
Corporate Bonds
    Autos/Durables ............................................     1.15
    Airlines ..................................................     1.60
    Banks .....................................................     2.68
    Consumer ..................................................     2.34
    Financial Services ........................................     1.04
    Industrial Components .....................................     1.29
    Services/Miscellaneous ....................................     0.88
    Utilities .................................................     0.62
                                                                  ------
                                                                   11.60

International Dollar Bonds ....................................     4.82
Mortgage-Backed Securities ....................................     8.98
U.S. Government Agencies ......................................    17.04
U.S. Government Obligations ...................................     2.89
                                                                  ------
        Total U.S. Bonds ......................................    45.33*
                                                                  ------
SHORT-TERM INVESTMENTS ........................................    12.58*
                                                                  ------
        TOTAL INVESTMENTS .....................................   104.21

LIABILITIES, LESS CASH AND OTHER ASSETS .......................    (4.21)
                                                                  ------
NET ASSETS ....................................................   100.00%
                                                                  ======

-------------------------------------------------------------------------

* The Fund held a long position in U.S. Treasury futures on June 30, 1998 which increased U.S. bond exposure from 45.33% to 59.76%. The Fund also held a short position in stock index futures which reduced U.S. equity exposure from 46.30% to 29.32%. These two adjustments result in a net increase in the Fund's exposure to Short-Term Investments from 12.58% to 15.13%.


-------------------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------------------

As of June 30, 1998
                                                                 CURRENT
                                                BENCHMARK        STRATEGY
-------------------------------------------------------------------------
U.S. Equity                                        65%              30%
U.S. Bonds                                         35               65
Cash Equivalents                                    0                5
-------------------------------------------------------------------------
                                                  100%             100%


-------------------------------------------------------------------------
TOP TEN U.S. EQUITY HOLDINGS
-------------------------------------------------------------------------

As of June 30, 1998
                                                               PERCENT OF
                                                               NET ASSETS
-------------------------------------------------------------------------

 1.   Xerox Corp.                                                 2.23%
 2.   Lockheed Martin Corp.                                       2.13%
 3.   Burlington Northern Santa Fe Corp.                          1.97%
 4.   Aon Corp.                                                   1.54%
 5.   FDX Corp.                                                   1.46%
 6.   Philip Morris Companies, Inc.                               1.45%
 7.   CIGNA Corp.                                                 1.26%
 8.   Automatic Data Processing, Inc.                             1.16%
 9.   Goodyear Tire & Rubber Co.                                  1.13%
10.   Baxter International, Inc.                                  1.08%
-------------------------------------------------------------------------

                    U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                             ------ -----------
U.S. Equities -- 46.30%
Aetna Life & Casualty Co....................................  6,400 $   487,200
Allergan, Inc............................................... 10,300     477,662
Alza Corp. (b).............................................. 10,000     432,500
American Home Products Corp................................. 10,000     517,500
Aon Corp.................................................... 18,100   1,271,525
Automatic Data Processing, Inc.............................. 13,100     954,663
BankBoston Corp.............................................  6,200     344,875
Baxter International, Inc................................... 16,500     887,906
Beckman Coulter Inc.........................................  4,300     250,475
Bestfoods...................................................  8,800     510,950
Biogen, Inc. (b)............................................  3,900     191,100
Birmingham Steel Corp.......................................  4,000      49,500
Burlington Northern Santa Fe Corp........................... 16,500   1,620,094
Champion Enterprises, Inc. (b)..............................  3,200      94,000
Champion International Corp.................................  5,000     245,937
CIGNA Corp.................................................. 15,000   1,035,000
Circuit City Stores-Circuit City Group...................... 14,800     693,750
Citicorp....................................................    300      44,775
CMS Energy Corp............................................. 12,900     567,600
Columbia/HCA Healthcare Corp................................  2,500      72,813
Comerica, Inc...............................................  4,200     278,250
Commscope, Inc. (b).........................................  7,666     124,093
Comverse Technology, Inc. (b)...............................  4,620     239,663
Consolidated Stores Corp....................................  4,700     170,375
Corning, Inc................................................ 23,800     827,050
Covance, Inc. (b)...........................................  5,075     114,188
Crown Cork & Seal Co., Inc..................................  4,800     228,000
Dial Corp...................................................  5,200     134,875
Eastman Chemical Co.........................................  5,500     342,375
EMC Corp. (b)...............................................  9,000     403,313
Enron Corp.................................................. 11,100     600,094
Entergy Corp................................................ 29,100     836,625
FDX Corp. (b)............................................... 19,200   1,204,800
First American Corp. of Tennessee...........................  2,600     125,125
First Data Corp............................................. 24,258     808,095
First Security Corp.........................................  4,925     105,426
FirstEnergy Corp............................................  2,075      63,806
Fleet Financial Group, Inc..................................  6,100     509,350
Fleetwood Enterprises, Inc..................................    900      36,000
Food Lion, Inc., Class A.................................... 19,400     206,125
Forest Laboratories, Inc. Class A (b).......................  7,900     282,425
Fort James Corp............................................. 12,900     574,050
Gannett Co., Inc............................................  4,400     312,675
General Instrument Corp. (b)................................ 22,800     619,875
General Semiconductor, Inc. (b).............................  5,150      50,856
Genzyme Corp. (b)...........................................  4,000     102,250
Geon Co.....................................................  2,800      64,225
Goodyear Tire & Rubber Co................................... 14,400     927,900
Great Lakes Chemical Corp...................................  2,500      98,594
Harnischfeger Industries, Inc...............................  7,600     215,175
Health Care and Retirement Corp. (b)........................  4,550     179,441
Hibernia Corp...............................................  5,600     113,050
IMC Global Inc..............................................  5,300     159,663
Informix Corp. (b)..........................................  5,300      41,903
Interpublic Group of Companies, Inc.........................  4,150     251,853
Kimberly Clark Corp......................................... 18,500     848,687

                                                            SHARES      VALUE
                                                          ---------- -----------
Lafarge Corp............................................       2,900 $   114,006
Lear Corp. (b)..........................................       4,300     220,644
Lockheed Martin Corp....................................      16,571   1,754,455
Lyondell Petrochemical Co...............................      13,800     420,037
Manor Care, Inc.........................................       5,100     196,031
Martin Marietta Materials, Inc..........................       2,936     132,120
Masco Corp..............................................      11,700     707,850
Medusa Corp.............................................         700      43,925
Nabisco Holdings Corp...................................      10,200     367,837
National Service Industries, Inc........................       2,000     101,750
Nextel Communications, Inc. (b).........................      14,000     348,250
Norfolk Southern Corp...................................       9,600     286,200
Peco Energy Co..........................................      28,100     820,169
Pentair, Inc............................................       5,300     225,250
Philip Morris Companies, Inc............................      30,400   1,197,000
Praxair, Inc............................................       9,400     440,038
Raytheon Co., Class B...................................      13,500     798,187
Regions Financial Corp..................................       2,600     106,762
Reynolds & Reynolds Co..................................       9,900     180,056
Schering Plough Corp....................................       9,600     879,600
Seagate Technology, Inc. (b)............................       8,900     211,931
Sears, Roebuck and Co...................................      10,300     628,944
Southdown, Inc..........................................       2,000     142,750
St. Jude Medical, Inc. (b)..............................       5,000     184,062
Timken Co...............................................       1,800      55,462
Tyson Foods, Inc., Class A..............................      20,400     442,425
Ultramar Diamond Shamrock Corp..........................      11,390     359,497
US Bancorp..............................................      12,759     548,637
Vencor, Inc. (b)........................................      10,600      76,850
Ventas, Inc.............................................      10,600     146,413
Viad Corp...............................................       9,800     271,950
Wells Fargo & Co........................................       1,300     479,700
Westvaco Corp...........................................       2,350      66,388
Witco Corp..............................................       5,300     155,025
Xerox Corp..............................................      18,100   1,839,412
York International Corp.................................       6,200     270,088
                                                                     -----------
Total U.S. Equities (Cost $31,626,718)..................              38,169,776
                                                                     -----------
                                                             FACE
                                                            AMOUNT      VALUE
                                                          ---------- -----------
Bonds -- 45.33%
U.S. CORPORATE BONDS -- 11.60%
Archer Daniels, 6.950%, due 12/15/2027..................  $  995,000 $ 1,062,217
Capital One Bank, 6.830%, due 05/17/99..................   2,000,000   2,011,254
Chrysler Corp., 7.400%, due 08/01/2097..................     880,000     949,810
Continental Airlines, Inc., 974A, 6.900%, due 01/02/18..     950,000     988,171
Donaldson Lufkin & Jenrette FRN, 6.700%, due 06/30/00...     840,000     852,122
Enron Corp., 6.750%, due 08/01/09.......................     500,000     511,639
MBNA Global Capital Securities FRN, 6.519%, due 02/01/27
 .......................................................     215,000     199,836
News America Holdings, 7.750%, due 12/01/45.............   1,000,000   1,073,180
PanAmSat Corp., 144A, 6.000%, due 01/15/03..............     335,000     331,654

--------------------------------------------------------------------------------
10

                    U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                              FACE
                                                             AMOUNT     VALUE
                                                           ---------- ----------
Time Warner, Inc., 7.570%, due 02/01/24..................  $  790,000 $  855,316
USA Waste Services, 6.500%, due 12/15/02.................     720,000    724,262
                                                                      ----------
                                                                       9,559,461
                                                                      ----------
INTERNATIONAL DOLLAR BONDS -- 4.82%
Credit Suisse London, 144A, 7.900%, Resettable Perpetual
 Preferred...............................................   1,170,000  1,250,946
LKB Baden-Wuerttemberg Finance NV, 8.125%, due 01/27/00..     280,000    289,049
Montell Finance Co., 144A, 8.100%, due 03/15/27..........     610,000    732,450
Ras Laffan Liquefied Natural Gas Co., Ltd., 144A, 8.294%,
 due 03/15/14............................................     735,000    733,832
Southern Investments UK
 6.800%, due 12/01/06....................................     930,000    963,583
                                                                      ----------
                                                                       3,969,860
                                                                      ----------
MORTGAGE-BACKED SECURITIES -- 8.98%
Chase Manhattan Auto Owner Trust, 96-C, Class A4, 6.150%,
 due 03/15/02............................................   1,360,000  1,370,023
First Security Auto Grantor Trust, 98-A, Class A, 5.970%,
 due 04/15/04............................................     641,609    642,937
GE Capital Mortgage Services, Inc., 93-7F, Class FA3,
 6.500%, due 09/25/08....................................   1,425,922  1,429,344
Prudential Home Mortgage Securities, 93-43, Class A9,
 6.750%, due 10/25/23....................................   1,358,707  1,364,413
Residential Asset Securitization Trust,
 97-A11, Class A2, 7.000%, due 01/25/28..................     280,000    281,792
UCFC Home Equity Loan FRN , 97-C, Class A8, 5.888%, due
 09/15/27................................................   1,110,350  1,111,593
Morgan Stanley Capital, Inc., 97-WF1, Class A1, 6.830%,
 due 10/15/06............................................   1,168,264  1,201,560
                                                                      ----------
                                                                       7,401,662
                                                                      ----------
U.S. GOVERNMENT AGENCIES -- 17.04%
Federal Home Loan Mortgage Corp.
 8.000%, due 08/15/22....................................   1,980,000  2,119,077
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 05/01/23....................................     593,475    613,134
 9.000%, due 03/01/24....................................     283,051    303,153
Federal National Mortgage Association
 0.000%, due 09/25/22....................................     403,557    370,833
 7.000%, due 02/25/22....................................     702,093    737,267
 6.959%, due 08/01/07....................................   1,066,955  1,127,131
 6.789%, due 11/01/07....................................     501,822    525,032
 8.000%, due 12/18/11....................................   1,000,000  1,064,263
 6.500%, due 06/01/28....................................     250,000    248,925
Government National Mortgage Association
 8.000%, due 08/15/22....................................     738,633    765,179
 7.500%, due 08/15/23....................................     910,746    935,509
 7.500%, due 09/15/23....................................     961,998    988,155
 7.500%, due 12/15/23....................................     805,637    820,299
 7.375%, due 06/20/24....................................     491,583    503,818

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
Jordan Aid, 8.750%, due 09/01/19........................ $2,327,295 $ 2,926,108
                                                                    -----------
                                                                     14,047,883
                                                                    -----------
U.S. GOVERNMENT OBLIGATIONS -- 2.89%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00...................................  1,600,000   1,599,501
 6.625%, due 07/31/01...................................    400,000     412,000
 3.625%, due 01/15/08...................................    377,171     372,928
                                                                    -----------
                                                                      2,384,429
                                                                    -----------
Total U.S. Bonds (Cost $36,367,398).....................             37,363,295
                                                                    -----------
Short-Term Investments -- 12.58%
U.S. GOVERNMENT OBLIGATIONS -- 0.66%
U.S. Treasury Bill 5.236%, due 11/27/98.................    555,000     543,469
                                                                    -----------
COMMERCIAL PAPER -- 11.92%
Cincinnati Bell Inc., 6.601%, due 07/01/98..............  2,000,000   2,000,000
NGC Corp., 6.751%, due 07/01/98.........................  3,332,000   3,332,000
Raytheon Co., 6.998%, due 07/01/98......................  3,000,000   3,000,000
Tenneco Inc., 5.765%, due 07/17/98......................  1,500,000   1,496,168
                                                                    -----------
                                                                      9,828,168
                                                                    -----------
Total Short-Term Investments
 (Cost $10,371,394).....................................             10,371,637
                                                                    -----------
Total Investments
 (Cost $78,365,510)--104.21% (a)........................             85,904,708
                                                                    -----------
Liabilities, less cash and other
 assets--(4.21%)........................................             (3,467,537)
                                                                    -----------
Net Assets--100%........................................            $82,437,171
                                                                    ===========

               See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $78,365,510; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $ 8,712,737
      Gross unrealized depreciation................................  (1,173,539)
                                                                    -----------
        Net unrealized appreciation................................ $ 7,539,198
                                                                    ===========

(b) Non-income producing security
FRN: Floating rate note--The rate disclosed is that in effect at June 30, 1998. 144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $3,048,882, or 3.70% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FUTURES CONTRACTS

The U.S. Balanced Fund had the following open futures contracts as of June 30, 1998:

                                 SETTLEMENT     COST/     CURRENT   UNREALIZED
                                    DATE       PROCEEDS    VALUE    GAIN/(LOSS)
                               -------------- ---------- ---------- -----------
      INTEREST RATE FUTURES
       BUY CONTRACTS
      5 Year U.S. Treasury
       Note, 83 contracts..... September 1998 $9,057,919 $9,104,062  $ 46,143
      10 Year U.S. Treasury
       Note, 17 contracts..... September 1998  1,915,893  1,935,344    19,451
      30 Year U.S. Treasury
       Bond, 7 contracts...... September 1998    842,576    865,156    22,580
      INDEX FUTURES SALE CON-
       TRACTS
      Standard & Poor's 500,
       49 contracts........... September 1998 13,860,157 14,001,750  (141,593)
                                                                     --------
        Total.................                                       $(53,419)
                                                                     ========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1998 was $543,469.



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

                    U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $78,365,510).......................... $85,904,708
 Cash..............................................................      68,056
 Receivables:
  Investment securities sold.......................................   4,246,178
  Dividends........................................................      60,929
  Interest.........................................................     421,102
  Fund shares sold.................................................      66,040
  Variation margin.................................................     120,790
 Other assets......................................................       7,933
                                                                    -----------
    TOTAL ASSETS...................................................  90,895,736
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased..................................   1,470,055
  Fund shares redeemed.............................................   6,907,290
  Investment advisory fees.........................................      45,525
  Accrued expenses.................................................      35,695
                                                                    -----------
    TOTAL LIABILITIES..............................................   8,458,565
                                                                    -----------
NET ASSETS......................................................... $82,437,171
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid in capital................................................... $40,373,749
 Accumulated undistributed net investment income...................   1,337,239
 Accumulated net realized gain.....................................  33,240,404
 Net unrealized appreciation.......................................   7,485,779
                                                                    -----------
    NET ASSETS..................................................... $82,437,171
                                                                    ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $80,555,719 and 6,578,813 shares issued
   and outstanding)................................................ $     12.24
                                                                    ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,117 and 91 shares issued and outstanding).................... $     12.27
                                                                    ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,880,335 and 154,261 shares issued and outstanding)........... $     12.19
                                                                    ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest......................................................... $  9,614,198
 Dividends........................................................    1,594,329
                                                                   ------------
    TOTAL INCOME..................................................   11,208,527
                                                                   ------------
EXPENSES:
 Advisory.........................................................    1,674,661
 Administration...................................................       79,503
 Distribution.....................................................        8,818
 Other............................................................      179,045
                                                                   ------------
    TOTAL EXPENSES................................................    1,942,027
    Expenses waived by Advisor....................................      (19,097)
                                                                   ------------
    NET EXPENSES..................................................    1,922,930
                                                                   ------------
    NET INVESTMENT INCOME ........................................    9,285,597
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................   47,884,782
  Futures contracts...............................................   (4,490,965)
                                                                   ------------
    Net realized gain.............................................   43,393,817
                                                                   ------------
 Change in net unrealized appreciation or depreciation on:
  Investments ....................................................  (20,526,001)
  Futures contracts...............................................    1,138,171
                                                                   ------------
    Change in net unrealized appreciation or depreciation.........  (19,387,830)
                                                                   ------------
 Net realized and unrealized gain.................................   24,005,987
                                                                   ------------
 Net increase in net assets resulting from operations............. $ 33,291,584
                                                                   ============



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

                    U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                        YEAR          ENDED
                                                        ENDED        JUNE 30,
                                                    JUNE 30, 1998      1997
                                                    -------------  ------------
OPERATIONS:
 Net investment income............................. $  9,285,597   $  9,809,363
 Net realized gain.................................   43,393,817     16,067,241
 Change in net unrealized appreciation or deprecia-
  tion.............................................  (19,387,830)    10,534,773
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   33,291,584     36,411,377
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
  Brinson Class I..................................  (11,202,072)    (7,953,731)
  Brinson Class N..................................          (62)            --
  SwissKey Class...................................      (96,209)       (43,714)
Distributions from net realized gain:
  Brinson Class I..................................  (20,202,719)   (10,324,917)
  Brinson Class N..................................          (75)            --
  SwissKey Class...................................     (121,168)       (65,778)
                                                    ------------   ------------
Total distributions to shareholders................  (31,622,305)   (18,388,140)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................   58,797,856     80,528,530
 Shares issued on reinvestment of distributions....   31,535,417     18,312,423
 Shares redeemed................................... (294,075,195)   (60,962,669)
                                                    ------------   ------------
 Net increase (decrease) in net assets resulting
  from capital share
  transactions .................................... (203,741,922)    37,878,284
                                                    ------------   ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS........ (202,072,643)    55,901,521
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  284,509,814    228,608,293
                                                    ------------   ------------
 End of year (including accumulated undistributed
  net investment income of $1,337,239 and
  $3,271,123, respectively)........................ $ 82,437,171   $284,509,814
                                                    ============   ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                  YEAR ENDED JUNE 30,         DECEMBER 30, 1994*
                               -----------------------------       THROUGH
BRINSON CLASS I                 1998        1997      1996      JUNE 30, 1995
--------------------------------------------------------------------------------
Net asset value, beginning of
 period......................  $ 12.53    $  11.71  $  11.23       $  10.00
                               -------    --------  --------       --------
 Income from investment oper-
  ations:
  Net investment income......     0.49***     0.47      0.44           0.23
  Net realized and unrealized
   gain......................     0.93        1.29      1.04           1.16
                               -------    --------  --------       --------
    Total income from invest-
     ment operations.........     1.42        1.76      1.48           1.39
                               -------    --------  --------       --------
 Less distributions:
  Distributions from net in-
   vestment income...........    (0.77)      (0.40)    (0.43)         (0.16)
  Distributions from net re-
   alized gain...............    (0.94)      (0.54)    (0.57)            --
                               -------    --------  --------       --------
    Total distributions......    (1.71)      (0.94)    (1.00)         (0.16)
                               -------    --------  --------       --------
Net asset value, end of peri-
 od..........................  $ 12.24    $  12.53  $  11.71       $  11.23
                               =======    ========  ========       ========
Total return (non-
 annualized).................    12.19%      15.50%    13.52%         13.91%
Ratios/Supplemental Data:
 Net assets, end of period
  (in 000s)..................  $80,556    $282,860  $227,829       $157,724
 Ratio of expenses to average
  net assets:
  Before expense reimburse-
   ment......................     0.81%       0.88%     1.01%          1.06%**
  After expense reimburse-
   ment......................     0.80%       0.80%     0.80%          0.80%**
 Ratio of net investment in-
  come to average net assets:
  Before expense reimburse-
   ment......................     3.88%       3.78%     3.76%          4.36%**
  After expense reimburse-
   ment......................     3.89%       3.86%     3.97%          4.63%**
 Portfolio turnover rate.....      194%        329%      240%           196%
 Average commission rate paid
  per share..................  $0.0549     $0.0441  $ 0.0481            N/A

 *Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.
N/A = Not applicable

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16

                    U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                       YEAR*
                                                                       ENDED
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period..............................    $ 12.53
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.47**
  Net realized and unrealized gain................................       0.94
                                                                      -------
    Total income from investment operations.......................       1.41
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.73)
  Distributions from net realized gain............................      (0.94)
                                                                      -------
    Total distributions...........................................      (1.67)
                                                                      -------
Net asset value, end of period....................................    $ 12.27
                                                                      =======
Total return......................................................      12.15%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s)..............................    $     1
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.06%
  After expense reimbursement.....................................       1.05%
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       3.63%
  After expense reimbursement.....................................       3.64%
 Portfolio turnover rate..........................................        194%
 Average commission rate paid per share...........................    $0.0549

 *Commencement of Brinson Class N was June 30, 1997.
**The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                 JULY 31, 1995*
                                      YEAR ENDED    YEAR ENDED      THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 12.46       $ 11.67       $ 11.38
                                        -------       -------       -------
 Income from investment operations:
  Net investment income.............       0.42***       0.38          0.42
  Net realized and unrealized gain..       0.95          1.31          0.86
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       1.37          1.69          1.28
                                        -------       -------       -------
 Less distributions:
  Distributions from net investment
   income...........................      (0.70)        (0.36)        (0.42)
  Distributions from net realized
   gain.............................      (0.94)        (0.54)        (0.57)
                                        -------       -------       -------
    Total distributions.............      (1.64)        (0.90)        (0.99)
                                        -------       -------       -------
Net asset value, end of period......    $ 12.19       $ 12.46       $ 11.67
                                        =======       =======       =======
Total return (non-annualized).......      11.79%        14.99%        11.54%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................    $ 1,880       $ 1,649       $   779
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.31%         1.38%         1.51%**
  After expense reimbursement.......       1.30%         1.30%         1.30%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......       3.38%         3.28%         3.26%**
  After expense reimbursement.......       3.39%         3.36%         3.47%**
 Portfolio turnover rate............        194%          329%          240%
 Average commission rate paid per
  share.............................    $0.0549       $0.0441       $0.0481

  *Commencement of SwissKey Class
 **Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
U.S. EQUITY FUND
--------------------------------------------------------------------------------


[SWISS KEY FUNDS LOGO]


The U.S. Equity Fund is an actively managed fund invested in common stocks of U.S. corporations. The Fund is diversified by issue and industry; it is typically 70% invested in large capitalization stocks, with the remaining 30% in intermediate and small capitalization stocks. Investment strategies emphasize stock selection with attention to the management of factor and industry exposures.

Since its inception on July 31, 1995, the SwissKey U.S. Equity Fund has provided an annualized return of 26.66% compared to 27.26% for the Wilshire 5000 Equity Index. For the first six months of 1998, the total return of the SwissKey U.S. Equity Fund was 13.33%, 214 basis points behind the 15.47% return for the Wilshire 5000 Equity Index. The following paragraphs review the sources of Fund underperformance in the first half of the year.

Market exposure (average beta of .95) detracted modestly from the Fund relative performance in the strong equity market environment which characterized the first half of 1998. Factor weightings generally subtracted from results. The most significant negative factor positions were the underweighting in the relative strength and size measures. The largest capitalization stocks continued to dominate market performance. Most of these stocks are perceived as high quality companies with predictable, sustainable growth rates, attributes that have been highly favored in an environment with increasing economic uncertainty exacerbated by Southeast Asian problems. The Fund has minimal exposure to these largest stocks because they appear to be relatively overvalued. Some positive benefit to Fund performance was derived from an underweighting in the price volatility and growth factors.

Industry weightings had the largest negative impact on active returns in the first half. The overweight in the tobacco industry detracted from performance as the industry continues to struggle with political and legal issues. Other negative industry positions were the overweights in the railroad, tire and rubber and paper industries, and the underweights in miscellaneous finance and retail industries. The non-health related consumer sector, especially the retail industry, was very strong in the first half of 1998 due to high employment levels combined with low inflation and the positive wealth effect associated with the strong stock market. However, our valuation work continues to suggest that consumer stock valuations already reflect this positive outlook and are not attractive, while many of the basic industries appear much more undervalued. A partial offset to these negative contributions were several positive industry positions including the underweights in energy, producer goods, and electronics.

Stock selection had a positive effect on the Fund for the first six months. Among large capitalization issues, the best performers were EMC Corp., Xerox, and Enron while the worst were Federal Express, Lockheed Martin and Corning. In the intermediate capitalization segment of the Fund, the most positive contributors were General Instrument, Comverse Technology and Peco Energy while the weakest were Nabisco Holdings, Harnischfeger and Nextel Communications.

U.S. EQUITY FUND

[LOGO]

  TOTAL RETURN
                                        6 months       1 year        7/31/95*
                                         ended         ended           to
                                        6/30/98       6/30/98        6/30/98
-----------------------------------------------------------------------------
SwissKey U.S. Equity Fund               13.33%         20.80%         26.66%
-----------------------------------------------------------------------------
Wilshire 5000 Index                     15.47%         28.86%         27.26%
-----------------------------------------------------------------------------

* Performance inception date of the SwissKey U.S. Equity Fund.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

  ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in the SwissKey U.S. Equity Fund and the Wilshire 5000 Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

SWISSKEY U.S. EQUITY FUND
VS. WILSHIRE 5000 INDEX
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

             SwissKey U.S.
              Equity Fund                    Wilshire 5000 Index

 7/31/95         10,000                             10,000

12/31/95         11,335                             10,994

 6/30/96         12,570                             12,123

12/31/96         14,157                             13,326

 6/30/97         16,499                             15,677

12/31/97         17,587                             17,496

 6/30/98         19,931                             20,202

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

 U.S. EQUITY FUND

[LOGO]


INDUSTRY DIVERSIFICATION


As a Percent of Net Assets
As of June 30, 1998
--------------------------------------------------------------
U.S. EQUITIES
Energy.............................................      2.48%
Capital Investment
 Capital Goods.....................................     10.20
 Technology........................................      9.49
                                                      -------
                                                        19.69
Basic Industries
 Chemicals.........................................      4.35
 Housing/Paper.....................................      7.66
 Metals............................................      0.71
                                                      -------
                                                        12.72
Consumer
 Non-Durables......................................      6.84
 Retail/Apparel....................................      4.38
 Autos/Durables....................................      2.96
 Discretionary.....................................      0.77
 Health: Drugs.....................................      7.34
 Health: Non-Drugs.................................      5.43
                                                      -------
                                                        27.72
Financial
 Banks.............................................      7.00%
 Non-Banks.........................................      7.00
                                                      -------
                                                        14.00
Utilities
 Electric..........................................      5.95
 Telephone.........................................      0.90
                                                      -------
                                                         6.85
Transportation.....................................      8.05
Services/Misc......................................      6.33
                                                      -------
    Total U.S. Equities............................     97.84*
                                                      -------

SHORT-TERM INVESTMENTS.............................      1.49*
                                                      -------
    TOTAL INVESTMENTS..............................     99.33
                                                      -------
CASH AND OTHER ASSETS,
 LESS LIABILITIES..................................      0.67
                                                      -------
NET ASSETS.........................................    100.00%
                                                      =======

--------------------------------------------------------------


* The Fund held a long position in stock index futures on June 30, 1998 which increased U.S. Equity exposure from 97.84% to 99.40% and reduced exposure to Short-Term Investments from 1.49% to -0.07%


TOP TEN U.S. EQUITY HOLDINGS
As of June 30, 1998
                                          Percent of
                                          Net Assets
----------------------------------------------------
 1. Xerox Corp.                                 4.64%
 2. Lockheed Martin Corp.                       4.58
 3. Burlington Northern Santa Fe Corp.          4.23
 4. Aon Corp.                                   3.24
 5. FDX Corp.                                   3.11
 6. Philip Morris Companies, Inc.               3.09
 7. CIGNA Corp.                                 2.50
 8. Automatic Data Processing, Inc.             2.47
 9. Goodyear Tire & Rubber Co.                  2.39
10. Baxter International, Inc.                  2.27
----------------------------------------------------

                    U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
                                                              ------- ----------
U.S. Equities -- 97.84%
Aetna Life & Casualty Co..................................... 108,500 $8,259,562
Allergan, Inc................................................ 167,600  7,772,450
Alza Corp. (b)............................................... 170,750  7,384,937
American Home Products Corp.................................. 168,300  8,709,525
Aon Corp..................................................... 305,200 21,440,300
Automatic Data Processing, Inc............................... 223,800 16,309,425
BankBoston Corp.............................................. 127,600  7,097,750
Baxter International, Inc.................................... 279,000 15,013,687
Beckman Coulter PLC..........................................  73,900  4,304,675
Bestfoods.................................................... 149,500  8,680,344
Biogen, Inc. (b).............................................  66,950  3,280,550
Birmingham Steel Corp........................................  68,350    845,831
Burlington Northern Santa Fe Corp............................ 284,900 27,973,619
Champion Enterprises, Inc. (b)...............................  51,900  1,524,562
Champion International Corp..................................  85,100  4,185,856
CIGNA Corp................................................... 239,950 16,556,550
Circuit City Stores-Circuit City Group....................... 252,200 11,821,875
Citicorp.....................................................   4,900    731,325
CMS Energy Corp.............................................. 220,450  9,699,800
Columbia/HCA Healthcare Corp.................................  44,900  1,307,712
Comerica, Inc................................................  70,450  4,667,312
Commscope, Inc. (b).......................................... 120,399  1,948,959
Comverse Technology, Inc. (b)................................  78,065  4,049,622
Consolidated Stores Corp.....................................  79,900  2,896,375
Corning, Inc................................................. 406,100 14,111,975
Covance, Inc. (b)............................................  85,850  1,931,625
Crown Cork & Seal Co., Inc...................................  81,200  3,857,000
Dial Corp....................................................  88,300  2,290,281
Eastman Chemical Co..........................................  94,050  5,854,612
EMC Corp. (b)................................................ 152,550  6,836,147
Enron Corp................................................... 189,400 10,239,437
Entergy Corp................................................. 510,100 14,665,375
FDX Corp. (b)................................................ 327,300 20,538,075
First American Corp. of Tennessee............................  44,700  2,151,188
First Data Corp.............................................. 413,030 13,759,062
First Security Corp..........................................  84,500  1,808,828
FirstEnergy Corp.............................................  34,605  1,064,104
Fleet Financial Group, Inc................................... 104,400  8,717,400
Fleetwood Enterprises, Inc...................................   3,800    152,000
Food Lion, Inc., Class A..................................... 331,100  3,517,937
Forest Laboratories, Inc. Class A (b)........................ 128,500  4,593,875
Fort James Corp.............................................. 219,200  9,754,400
Gannett Co., Inc.............................................  71,200  5,059,650
General Instrument Corp. (b)................................. 389,350 10,585,453
General Semiconductor, Inc. (b)..............................  88,175    870,728
Genzyme Corp. (b)............................................  68,950  1,762,534
Geon Co......................................................  47,050  1,079,209
Goodyear Tire & Rubber Co.................................... 245,200 15,800,075
Great Lakes Chemical Corp....................................  49,600  1,956,100
Harnischfeger Industries, Inc................................ 119,150  3,373,434
Health Care and Retirement Corp. (b).........................  76,850  3,030,772
Hibernia Corp................................................  94,850  1,914,784
IMC Global Inc...............................................  91,300  2,750,413
Informix Corp. (b)...........................................  91,000    719,469
Interpublic Group of Companies, Inc..........................  71,600  4,345,225
Kimberly Clark Corp.......................................... 314,850 14,443,744
Lafarge Corp.................................................  49,700  1,953,831
Lear Corp. (b)...............................................  73,550  3,774,034
Lockheed Martin Corp......................................... 286,076 30,288,297
Lyondell Petrochemical Co.................................... 231,750  7,053,891
Manor Care, Inc..............................................  87,500  3,363,281
Martin Marietta Materials, Inc...............................  50,107  2,254,815

                                                       SHARES      VALUE
                                                     ---------- ------------
Masco Corp..........................................    199,100 $ 12,045,550
Medusa Corp.........................................      8,000      502,000
Nabisco Holdings Corp...............................    174,000    6,274,875
National Service Industries, Inc....................     33,300    1,694,138
Nextel Communications, Inc. (b).....................    238,550    5,933,931
Norfolk Southern Corp...............................    160,400    4,781,925
Peco Energy Co......................................    476,500   13,907,844
Pentair, Inc........................................     90,300    3,837,750
Philip Morris Companies, Inc........................    519,150   20,441,531
Praxair, Inc........................................    158,100    7,401,056
Raytheon Co., Class B...............................    233,750   13,820,469
Regions Financial Corp..............................     43,800    1,798,538
Reynolds & Reynolds Co..............................     57,450    1,044,872
Schering Plough Corp................................    163,400   14,971,525
Seagate Technology, Inc. (b)........................    152,450    3,630,216
Sears, Roebuck and Co...............................    176,050   10,750,053
Southdown, Inc......................................     37,300    2,662,288
St. Jude Medical, Inc. (b)..........................     84,700    3,118,019
Timken Co...........................................     30,050      925,916
Tyson Foods, Inc., Class A..........................    347,550    7,537,491
Ultramar Diamond Shamrock Corp......................    194,218    6,130,006
US Bancorp..........................................    218,841    9,410,163
Vencor, Inc. (b)....................................    180,900    1,311,525
Ventas, Inc.........................................    180,900    2,498,681
Viad Corp...........................................    167,450    4,646,738
Wells Fargo & Co....................................     21,700    8,007,300
Westvaco Corp.......................................     40,800    1,152,600
Witco Corp..........................................     90,050    2,633,963
Xerox Corp..........................................    301,550   30,645,019
York International Corp.............................    106,400    4,635,050
                                                                ------------
Total U.S. Equities
 (Cost $530,151,977)................................             646,836,695
                                                                ------------
                                                        FACE
                                                       AMOUNT      VALUE
                                                     ---------- ------------
Short-Term Investments -- 1.49%
U.S. GOVERNMENT OBLIGATIONS -- 0.08%
U.S. Treasury Bill
 5.165%, due 11/27/98............................... $  500,000 $    489,612
                                                                ------------
COMMERCIAL PAPER -- 1.41%
Cincinnati Bell Inc.
 6.660%, due 07/01/98...............................  2,730,000    2,730,000
NGC Corp.
 6.7500%, due 07/01/98..............................  2,924,000    2,924,000
Raytheon Co.
 7.000%, due 07/01/98...............................  3,000,000    3,000,000
Texas Utilities Co.
 6.1000%, due 07/17/98..............................    675,000      673,170
                                                                ------------
                                                                   9,327,170
                                                                ------------
Total Short-Term Investments
 (Cost $9,816,564)..................................               9,816,782
                                                                ------------
Total Investments
 (Cost $539,968,541) -- 99.33% (a)..................             656,653,477
                                                                ------------
Cash and other assets,
 less liabilities -- 0.67%..........................               4,445,373
                                                                ------------
Net Assets -- 100%..................................            $661,098,850
                                                                ============

See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
22

                    U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $539,968,541; and net unrealized appreciation consisted of:

      Gross unrealized appreciation............................... $131,931,680
      Gross unrealized depreciation...............................  (15,246,744)
                                                                   ------------
        Net unrealized appreciation............................... $116,684,936
                                                                   ============

(b) Non-income producing security

FUTURES CONTRACTS

The U.S. Equity Fund had the following open index futures contracts as of June 30, 1998:

                                 SETTLEMENT      COST/      CURRENT   UNREALIZED
                                    DATE       PROCEEDS      VALUE       GAIN
                               -------------- ----------- ----------- ----------
      INDEX FUTURES BUY CON-
       TRACTS
      Standard & Poor's 500,
       36 contracts........... September 1998 $10,190,052 $10,287,000  $96,948
                                                                       =======

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1998 was $489,612.



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $539,968,541) ....................... $656,653,477
 Cash.............................................................      211,911
 Receivables:
  Investment securities sold......................................    2,290,931
  Dividends.......................................................    1,036,060
  Fund shares sold................................................    4,436,998
 Other assets.....................................................       19,339
                                                                   ------------
    TOTAL ASSETS..................................................  664,648,716
                                                                   ------------
LIABILITIES:
 Payables:
  Investment securities purchased.................................    1,521,040
  Fund shares redeemed............................................    1,505,921
  Investment advisory fees .......................................      372,011
  Accrued expenses................................................       74,394
  Variation margin ...............................................       76,500
                                                                   ------------
    TOTAL LIABILITIES.............................................    3,549,866
                                                                   ------------
NET ASSETS........................................................ $661,098,850
                                                                   ============
NET ASSETS CONSIST OF:
 Paid in capital ................................................. $515,109,561
 Accumulated undistributed net investment income..................    1,242,787
 Accumulated net realized gain....................................   27,964,618
 Net unrealized appreciation......................................  116,781,884
                                                                   ------------
    NET ASSETS.................................................... $661,098,850
                                                                   ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $605,767,723 and 30,426,776 shares is-
   sued and outstanding) ......................................... $      19.91
                                                                   ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $268,269 and 13,497 shares issued and outstanding) ............ $      19.88
                                                                   ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $55,062,858 and 2,776,912 shares issued
   and outstanding) .............................................. $      19.83
                                                                   ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24

                    U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends........................................................ $  9,615,819
 Interest.........................................................      766,543
                                                                   ------------
    TOTAL INCOME..................................................   10,382,362
                                                                   ------------
EXPENSES:
 Advisory ........................................................    3,792,120
 Administration...................................................      247,167
 Distribution ....................................................      254,241
 Other............................................................      297,092
                                                                   ------------
    TOTAL EXPENSES................................................    4,590,620
                                                                   ------------
    NET INVESTMENT INCOME.........................................    5,791,742
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain on:
  Investments.....................................................   41,062,216
  Futures contracts...............................................    3,068,863
                                                                   ------------
    Net realized gain ............................................   44,131,079
                                                                   ------------
 Change in net unrealized appreciation or depreciation on:
  Investments ....................................................   58,415,670
  Futures contracts ..............................................     (137,787)
                                                                   ------------
    Change in net unrealized appreciation or depreciation.........   58,277,883
                                                                   ------------
 Net realized and unrealized gain ................................  102,408,962
                                                                   ------------
 Net increase in net assets resulting from operations............. $108,200,704
                                                                   ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR          YEAR
                                                       ENDED         ENDED
                                                      JUNE 30,      JUNE 30,
                                                        1998          1997
                                                    ------------  ------------
OPERATIONS:
 Net investment income............................. $  5,791,742  $  2,268,618
 Net realized gain ................................   44,131,079    21,580,018
 Change in net unrealized appreciation or deprecia-
  tion ............................................   58,277,883    40,886,740
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................  108,200,704    64,735,376
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
   Brinson Class I.................................   (4,978,081)   (1,717,943)
   Brinson Class N.................................         (832)           --
   SwissKey Class..................................     (249,586)      (87,137)
 Distributions from net realized gain:
   Brinson Class I.................................  (28,383,478)  (12,393,329)
   Brinson Class N.................................          (64)           --
   SwissKey Class..................................   (2,678,143)     (838,501)
                                                    ------------  ------------
 Total distributions to shareholders...............  (36,290,184)  (15,036,910)
                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  346,081,960   212,394,882
 Shares issued on reinvestment of distributions....   33,981,329    14,138,565
 Shares redeemed................................... (163,864,419)  (34,971,198)
                                                    ------------  ------------
 Net increase in net assets resulting from capital
  share transactions ..............................  216,198,870   191,562,249
                                                    ------------  ------------
    TOTAL INCREASE IN NET ASSETS...................  288,109,390   241,260,715
                                                    ------------  ------------
NET ASSETS:
 Beginning of year.................................  372,989,460   131,728,745
                                                    ------------  ------------
 End of year (including accumulated undistributed
  net investment income of $1,242,787 and $679,544,
  respectively).................................... $661,098,850  $372,989,460
                                                    ============  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26

                    U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                 YEAR ENDED JUNE 30,             FEBRUARY 22, 1994*
                          -------------------------------------       THROUGH
BRINSON CLASS I             1998      1997      1996     1995      JUNE 30, 1994
-----------------------------------------------------------------------------------
Net asset value, begin-
 ning of period.........  $  17.64  $  14.59  $  11.53  $  9.65        $10.00
                          --------  --------  --------  -------        ------
 Income from investment
  operations:
  Net investment income.      0.19      0.15      0.17     0.16          0.05
  Net realized and
   unrealized gain
   (loss)...............      3.39      4.27      3.31     1.89         (0.36)
                          --------  --------  --------  -------        ------
    Total income (loss)
     from investment
     operations.........      3.58      4.42      3.48     2.05         (0.31)
                          --------  --------  --------  -------        ------
 Less distributions:
  Distributions from net
   investment income....     (0.18)    (0.14)    (0.17)   (0.14)        (0.04)
  Distributions from net
   realized gain........     (1.13)    (1.23)    (0.25)   (0.03)          --
                          --------  --------  --------  -------        ------
    Total distributions.     (1.31)    (1.37)    (0.42)   (0.17)        (0.04)
                          --------  --------  --------  -------        ------
Net asset value, end of
 period.................  $  19.91  $  17.64  $  14.59  $ 11.53        $ 9.65
                          ========  ========  ========  =======        ======
Total return (non-
 annualized)............     21.48%    31.87%    30.57%   21.45%        (3.10)%
Ratios/Supplemental data
 Net assets, end of pe-
  riod (in 000s)........  $605,768  $337,949  $126,342  $42,573        $8,200
 Ratio of expenses to
  average net assets:
  Before expense reim-
   bursement............      0.80%     0.89%     1.14%    1.70%         5.40% **
  After expense reim-
   bursement............       N/A      0.80%     0.80%    0.80%         0.80% **
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement............      1.12%     1.06%     1.13%    1.09%        (2.82)%**
  After expense reim-
   bursement............       N/A      1.15%     1.47%    1.99%         1.78% **
 Portfolio turnover
  rate..................        42%       43%       36%      33%            9%
 Average commission rate
  paid per share........  $ 0.0469  $ 0.0422  $ 0.0457      N/A           N/A

 *Commencement of investment operations
**Annualized
N/A = Not applicable

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                    YEAR ENDED
BRINSON CLASS N                                                   JUNE 30, 1998*
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................    $ 17.64
                                                                     -------
 Income from investment operations:
  Net investment income..........................................       0.15
  Net realized and unrealized gain...............................       3.37
                                                                     -------
    Total income from investment operations......................       3.52
                                                                     -------
 Less distributions:
  Distributions from net investment income.......................      (0.15)
  Distributions from net realized gain...........................      (1.13)
                                                                     -------
    Total distributions..........................................      (1.28)
                                                                     -------
Net asset value, end of period...................................    $ 19.88
                                                                     =======
Total return.....................................................      21.10%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................    $   268
 Ratio of expenses to average net assets.........................       1.05%
 Ratio of net investment income to average net assets............       0.87%
 Portfolio turnover rate.........................................         42%
 Average commission rate paid per share..........................    $0.0469

 *Commencement of Brinson Class N was June 30, 1997


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28

                    U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                 JULY 31, 1995*
                                      YEAR ENDED    YEAR ENDED      THROUGH
SWISSKEY CLASS                       JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of peri-
 od.................................    $ 17.59       $ 14.58       $ 11.94
                                        -------       -------       -------
 Income from investment operations:
  Net investment income.............       0.09          0.11          0.10
  Net realized and unrealized gain..       3.38          4.22          2.92
                                        -------       -------       -------
    Total income from investment op-
     erations.......................       3.47          4.33          3.02
                                        -------       -------       -------
 Less distributions:
  Distributions from net investment
   income...........................      (0.10)        (0.09)        (0.13)
  Distributions from net realized
   gain.............................      (1.13)        (1.23)        (0.25)
                                        -------       -------       -------
    Total distributions.............      (1.23)        (1.32)        (0.38)
                                        -------       -------       -------
Net asset value, end of period......    $ 19.83       $ 17.59       $ 14.58
                                        =======       =======       =======
Total return (non-annualized).......      20.80%        31.28%        25.70%
Ratios/Supplemental Data:
 Net assets, end of period (in
  000s).............................    $55,063       $35,039       $ 5,387
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.32%         1.41%         1.66%**
  After expense reimbursement.......        N/A          1.32%         1.32%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......       0.60%         0.54%         0.61%**
  After expense reimbursement.......        N/A          0.63%         0.95%**
 Portfolio turnover rate............         42%           43%           36%
 Average commission rate paid per
  share.............................    $0.0469       $0.0422       $0.0457

 *Commencement of SwissKey Class
**Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

U.S. LARGE CAPITALIZATION EQUITY FUND

[SWISSKEY FUNDS LOGO]


The U.S. Large Capitalization Equity Fund is an actively managed portfolio that invests in common stocks of the largest U.S. corporations. Issues are selected from a universe of less than 300 of the largest capitalization domestic stocks collectively comprising 65% of the value of the U.S. equity market.

Since its performance inception on April 30, 1998, the SwissKey U.S. Large Capitalization Equity Fund has provided a return of -0.32% compared to 2.25% for its benchmark, the S&P 500 Equity Index. The discussion below focuses on Brinson's management of Large Capitalization Equities during the first half of 1998. Please note that the Fund's commencement of operations was during the second quarter of 1998.

Market exposure (average beta of .98) modestly detracted from relative performance in the strong equity market environment which characterized the first half of 1998. Other broad factor positions had a negative effect on performance. The most significant negative factor position was the underweighting in relative strength (price momentum) and the size measure. The strongest relative performance within the stock market was posted by the largest capitalization companies. The Fund has minimal exposure to these largest companies because they appear to be relatively overvalued. The Fund benefited from an underweight in the price volatility and growth factors.

Industry weightings were a negative contributor to relative results year-to-date. The Fund was negatively impacted by an overweight in tobacco stocks, which have been impacted by adverse legislative and litigation developments, and in chemicals, which have suffered from cyclical earnings problems. Fund results were also hurt by the overweight in the railroad industry which has been hurt by Union Pacific operational snafus and the resultant threat of punitive regulatory actions. These negative influences were only partially offset by the positive impact of the underweight in energy, where our analysis continues to produce lackluster value rankings for most stocks despite the dramatic declines in oil prices. The Fund was also positively impacted by an underweight in producer goods and electronics, particularly PC-related technology.

Stock selection had a positive effect on the Fund for the first six months. The best performers were EMC Corp., Xerox, Enron, Schering Plough and Burlington Northern, while the worst were Federal Express, Lockheed Martin, Corning, Kimberly Clark and Baxter.

U.S. LARGE CAPITALIZATION EQUITY FUND


[LOGO]


  TOTAL RETURN


                                                        4/30/98*
                                                      to 6/30/98
----------------------------------------------------------------
SwissKey U.S. Large Capitalization Equity Fund          -0.32%
----------------------------------------------------------------
S&P 500 Equity Index                                     2.25
----------------------------------------------------------------

* Performance inception date of the SwissKey U.S. Large Capitalization Equity Fund.

Total return includes reinvestment of all capital gain and income distributions.



ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in the SwissKey U.S. Large Capitalization Equity Fund and the S&P 500 Equity Index if you had invested $10,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


SWISSKEY U.S. LARGE CAPITALIZATION EQUITY FUND
VS. S&P 500 EQUITY INDEX
Wealth Value with Dividends Reinvested


[GRAPH APPEARS HERE]

            SwissKey U.S.
                Large
            Capitalization       S&P 500
             Equity Fund       Equity Index
4/30/98         10,000            10,000

5/31/98          9,826             9,827

6/30/98         10,225             9,968


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

U.S. LARGE CAPITALIZATION EQUITY FUND

[LOGO OF SWISS KEY FUNDS]

INDUSTRY DIVERSIFICATION


As a Percent of Net Assets
As of June 30, 1998
---------------------------------
U.S. EQUITIES
Basic Industries
 Chemicals................   1.65%
 Housing/Paper............   5.95
 Metals...................   0.85
                           ------
                             8.45
Capital Investment
 Capital Goods............   9.66
 Technology...............   9.17
                           ------
                            18.83
Consumer
 Autos/Durables...........   3.50
 Discretionary............   0.97
 Health: Drugs............   8.42
 Health: Non-Drugs........   4.09
 Non-Durables.............   6.46
 Retail/Apparel...........   2.38
                           ------
                            25.82
Energy....................   2.27%
Financial
 Banks....................   8.42
 Non-Banks................   9.98
                           ------
                            18.40
Transportation............  11.85
Services/Miscellaneous....   6.65
Utilities
 Electric.................   2.52
                           ------
   Total U.S. Equities....  94.79*

SHORT-TERM INVESTMENTS....   5.09*
                           ------
   TOTAL INVESTMENTS......  99.88
CASH AND OTHER ASSETS,
 LESS LIABILITIES.........   0.12
                           ------
NET ASSETS................ 100.00%
                           ======
---------------------------------

* The Fund held a long position in stock index futures on June 30, 1998 which increased U.S. equity exposure from 94.79% to 98.32% and reduced exposure to short-term investments from 5.09% to 1.56%.


TOP 10 U.S. EQUITY HOLDINGS
As of June 30, 1998

                                          PERCENT OF
                                          NET ASSETS
----------------------------------------------------
 1. Xerox Corp.                              6.84%
 2. Lockheed Martin Corp.                    6.74
 3. Burlington Northern Santa Fe Corp.       6.19
 4. Aon Corp.                                4.77
 5. FDX Corp.                                4.57
 6. Philip Morris Companies, Inc.            4.52
 7. Automatic Data Processing, Inc.          3.60
 8. Goodyear Tire & Rubber Co.               3.50
 9. CIGNA Corp.                              3.37
10. Schering Plough Corp.                    3.34
----------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                             ------ -----------
U.S. Equities -- 94.79%
Aetna Life & Casualty Co....................................  3,900 $   296,888
American Home Products Corp.................................  6,100     315,675
Aon Corp.................................................... 11,000     772,750
Automatic Data Processing, Inc..............................  8,000     583,000
BankBoston Corp.............................................  3,600     200,250
Baxter International, Inc................................... 10,000     538,125
Bestfoods...................................................  5,400     313,538
Burlington Northern Santa Fe Corp........................... 10,200   1,001,512
CIGNA Corp..................................................  7,900     545,100
Citicorp....................................................    300      44,775
Columbia/HCA Healthcare Corp................................  1,900      55,338
Comerica, Inc...............................................  2,500     165,625
Corning, Inc................................................ 14,600     507,350
Covance, Inc. (b)...........................................  3,100      69,750
Crown Cork & Seal Co., Inc..................................  2,900     137,750
EMC Corp. (b)...............................................  5,500     246,469
Enron Corp..................................................  6,800     367,625
Entergy Corp................................................ 14,200     408,250
FDX Corp. (b)............................................... 11,800     740,450
First Data Corp............................................. 14,800     493,025
Fleet Financial Group, Inc..................................  3,800     317,300
Gannett Co., Inc............................................  2,200     156,338
Goodyear Tire & Rubber Co...................................  8,800     567,050
Kimberly Clark Corp......................................... 11,500     527,562
Lockheed Martin Corp........................................ 10,300   1,090,512
Masco Corp..................................................  7,200     435,600
Norfolk Southern Corp.......................................  5,900     175,894
Philip Morris Companies, Inc................................ 18,600     732,375
Praxair, Inc................................................  5,700     266,831
Raytheon Co., Class B.......................................  8,000     473,000
Schering Plough Corp........................................  5,900     540,587
Seagate Technology, Inc. (b)................................  5,500     130,969
Sears, Roebuck and Co.......................................  6,300     384,694
US Bancorp..................................................  7,900     339,700
Wells Fargo & Co............................................    800     295,200
Xerox Corp.................................................. 10,900   1,107,712
                                                                    -----------
Total U.S. Equities Stock (Cost $15,532,291)................         15,344,569
                                                                    -----------

                                                             FACE
                                                            AMOUNT     VALUE
                                                           -------- -----------
Short-Term Investments -- 5.09%
COMMERCIAL PAPER -- 5.09%
NGC Corp., 6.750%, due 07/01/98........................... $424,000 $   424,000
Raytheon Co., 7.000%, due 07/01/98........................  400,000     400,000
                                                                    -----------
Total Short-Term Investments
 (Cost $824,000)..........................................              824,000
                                                                    -----------
Total Investments
 (Cost $16,356,291) -- 99.88% (a).........................           16,168,569
                                                                    -----------
Cash and other assets, less
 liabilities -- 0.12%.....................................               18,804
                                                                    -----------
Net Assets -- 100%........................................          $16,187,373
                                                                    ===========

See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $16,356,291; and net unrealized depreciation consisted of:

      Gross unrealized appreciation................................. $ 317,890
      Gross unrealized depreciation.................................  (505,612)
                                                                     ---------
        Net unrealized depreciation................................. $(187,722)
                                                                     =========

(b) Non-income producing security

FUTURES CONTRACTS

The U.S. Large Capitalization Equity Fund had the following open futures contracts as of June 30, 1998:

                                       SETTLEMENT    COST/   CURRENT  UNREALIZED
                                          DATE      PROCEEDS  VALUE      GAIN
                                     -------------- -------- -------- ----------
      INDEX FUTURES BUY CONTRACTS
      Standard & Poor's 500, 2 con-
       tracts......................  September 1998 $562,464 $571,500   $9,036
                                                                        ======

The segregated cash pledged to cover margin requirements for the open futures positions at June 30, 1998 was $20,100.




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $16,356,291)......................... $16,168,569
 Cash.............................................................      25,077
 Receivables:
  Dividends.......................................................      26,247
  Due from Advisor................................................       2,759
  Fund shares sold................................................      41,691
 Other assets.....................................................      35,562
                                                                   -----------
    TOTAL ASSETS..................................................  16,299,905
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................      56,256
  Variation margin................................................       4,250
  Accrued expenses................................................      52,026
                                                                   -----------
    TOTAL LIABILITIES.............................................     112,532
                                                                   -----------
NET ASSETS........................................................ $16,187,373
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $16,423,723
 Accumulated undistributed net investment income..................      11,637
 Accumulated net realized loss....................................     (69,301)
 Net unrealized depreciation......................................    (178,686)
                                                                   -----------
    NET ASSETS.................................................... $16,187,373
                                                                   ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $153,503 and 15,666 shares issued and
   outstanding)................................................... $      9.80
                                                                   ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $16,032,852 and 1,638,635 shares issued and outstanding)....... $      9.78
                                                                   ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,018 and 104 shares issued and outstanding).................. $      9.79
                                                                   ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1998*

INVESTMENT INCOME:
 Dividends.......................................................... $  49,557
 Interest...........................................................    14,677
                                                                     ---------
    TOTAL INCOME....................................................    64,234
                                                                     ---------
EXPENSES:
 Advisory...........................................................    21,230
 Professional.......................................................    10,880
 Distribution.......................................................     7,537
 Other..............................................................    16,142
                                                                     ---------
    TOTAL EXPENSES..................................................    55,789
    Expenses waived and reimbursed by Advisor.......................   (23,989)
                                                                     ---------
    NET EXPENSES....................................................    31,800
                                                                     ---------
    NET INVESTMENT INCOME ..........................................    32,434
                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.......................................................   (71,182)
  Futures contracts.................................................     1,881
                                                                     ---------
    Net realized loss...............................................   (69,301)
                                                                     ---------
 Change in net unrealized appreciation or depreciation on:
  Investments.......................................................  (187,722)
  Futures contracts.................................................     9,036
                                                                     ---------
 Change in net unrealized appreciation or depreciation..............  (178,686)
                                                                     ---------
 Net realized and unrealized loss...................................  (247,987)
                                                                     ---------
 Net decrease in net assets resulting from operations............... $(215,553)
                                                                     =========

*The Fund commenced operations on April 6, 1998.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
36

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    APRIL 6,
                                                                  1998* THROUGH
                                                                  JUNE 30, 1998
OPERATIONS:                                                       -------------
 Net investment income...........................................  $    32,434
 Net realized loss...............................................      (69,301)
 Change in net unrealized appreciation or depreciation...........     (178,686)
                                                                   -----------
 Net decrease in net assets resulting from operations............     (215,553)
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I................................................         (191)
  Brinson Class N................................................      (20,605)
  SwissKey Class.................................................           (1)
                                                                   -----------
 Total distributions to shareholders.............................      (20,797)
                                                                   -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.....................................................   16,922,491
 Shares issued on reinvestment of distributions..................       20,775
 Shares redeemed.................................................     (519,553)
                                                                   -----------
 Net increase in net assets resulting from capital share
  transactions...................................................   16,423,713
                                                                   -----------
    TOTAL INCREASE IN NET ASSETS.................................   16,187,363
                                                                   -----------
NET ASSETS:
 Beginning of period.............................................           10
                                                                   -----------
 End of period (including accumulated undistributed net invest-
  ment
  income of $11,637).............................................  $16,187,373
                                                                   ===========

*Commencement of investment operations


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                  APRIL 6, 1998*
                                                                     THROUGH
BRINSON CLASS I                                                   JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................    $ 10.00
                                                                     -------
 Income from investment operations:
  Net investment income..........................................       0.02
  Net realized and unrealized loss...............................      (0.20)
                                                                     -------
    Total loss from investment operations........................      (0.18)
                                                                     -------
 Less distributions:
  Distributions from net investment income.......................      (0.02)
  Distributions from net realized gain...........................        --
                                                                     -------
    Total distributions..........................................      (0.02)
                                                                     -------
Net asset value, end of period...................................    $  9.80
                                                                     =======
Total return (non-annualized)....................................      (1.83)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................       $154
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................       1.59%**
  After expense reimbursement....................................       0.80%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................       0.52%**
  After expense reimbursement....................................       1.31%**
 Portfolio turnover rate.........................................         12%
 Average commission rate paid per share..........................    $0.0350

*Commencement of investment operations
 **Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
38

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                     APRIL 6,
                                                                   1998* THROUGH
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period..............................    $ 10.00
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.02
  Net realized and unrealized loss................................      (0.23)
                                                                      -------
    Total loss from investment operations.........................      (0.21)
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.01)
  Distributions from net realized gain............................        --
                                                                      -------
    Total distributions...........................................      (0.01)
                                                                      -------
Net asset value, end of period....................................    $  9.78
                                                                      =======
Total return (non-annualized).....................................      (2.02)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s)..............................    $16,033
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.84%**
  After expense reimbursement.....................................       1.05%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       0.27%**
  After expense reimbursement.....................................       1.06%**
 Portfolio turnover rate..........................................         12%
 Average commission rate paid per share...........................    $0.0350

  *Commencement of investment operations.
 **Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. LARGE CAPITALIZATION EQUITY FUND -- FINANCIAL
                    HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                  APRIL 6, 1998*
                                                                     THROUGH
SWISSKEY CLASS                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................    $ 10.00
                                                                     -------
 Income from investment operations:
  Net investment income..........................................       0.02
  Net realized and unrealized loss...............................      (0.22)
                                                                     -------
    Total loss from investment operations........................      (0.20)
                                                                     -------
 Less distributions:
  Distributions from net investment income.......................      (0.01)
  Distributions from net realized gain...........................        --
                                                                     -------
    Total distributions..........................................      (0.01)
                                                                     -------
Net asset value, end of period...................................    $  9.79
                                                                     =======
Total return (non-annualized)....................................      (2.06)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................    $     1
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................       2.11%**
  After expense reimbursement....................................       1.32%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................       0.00%**
  After expense reimbursement....................................       0.79%**
 Portfolio turnover rate.........................................         12%
 Average commission rate paid per share..........................    $0.0350

*Commencement of investment operations
**Annualized


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40

U.S. BOND FUND


[SWISS KEY FUNDS LOGO]

The U.S. Bond Fund is an actively managed diversified portfolio of U.S. dollar-denominated investment-grade fixed income securities. Macroeconomic and monetary analysis are the key elements in our strategy. We develop expectations about the returns on U.S. bonds based on the divergence of current market yields from our estimates of equilibrium yields. Relative value analysis serves as the basis of both our sector and individual security selection.

The first half of 1998 in U.S. fixed income markets was characterized by unusually low volatility, stable short-term interest rates and modestly declining long-term interest rates. The Federal Reserve's overnight funds target rate has not changed in the past fifteen months. Inflation has remained stable at historically low levels despite robust economic growth and a tight labor market. Higher domestic productivity and lower import prices due to a strong dollar and troubled foreign economies has allowed the U.S. economy to continue to grow without an acceleration in inflation.

The SwissKey U.S. Bond Fund has produced an annualized return of 7.43% since its inception on August 31, 1995, compared to an 8.01% return for the Salomon Brothers Broad Investment Grade Bond Index. The annualized volatility of returns for the Fund was 4.19% compared to 3.46% for the index. In the most recent six month period the Fund returned 3.45% relative to a 3.97% return for the index.

INDUSTRY DIVERSIFICATION

As a Percent of Net Assets
As of June 30, 1998
--------------------------------------------------
U.S. BONDS
Corporate Bonds
 Airlines................................    0.18%
 Asset-Backed............................    5.50
 Banks...................................    1.35
 Business and Public Service.............    0.97
 CMO.....................................    8.78
 Consumer................................    0.50
 Energy..................................    1.40
 Financial Services......................    4.27
 Industrial Components...................    4.25
 Real Estate.............................    0.54
 Telecommunications......................    1.38
                                           ------
    Total U.S. Corporate Bonds...........   29.12

U.S. Government Agencies.................   25.30
U.S. Government Obligations..............   25.05
International Dollar Bonds...............    7.10
                                           ------
    Total U.S. Bonds.....................   86.57
                                           ------
SHORT-TERM INVESTMENTS...................   11.58
                                           ------
    TOTAL INVESTMENTS....................   98.15
CASH AND OTHER ASSETS, LESS LIABILITIES..    1.85
                                           ------
NET ASSETS...............................  100.00%
                                           ======
--------------------------------------------------

U.S. BOND FUND


[SWISS KEY FUNDS LOGO]

TOTAL RETURN

                                                            6 months   1 year    Annualized
                                                             ended      ended    8/31/95* to
                                                             6/30/98   6/30/98     6/30/98
--------------------------------------------------------------------------------------------
SWISSKEY U.S. BOND FUND                                       3.45%     9.97%       7.43%
--------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade (BIG) Bond Index      3.97     10.59        8.01
--------------------------------------------------------------------------------------------

* Inception date of the SwissKey U.S. Bond Fund.

Total return includes reinvestment of all capital gain and income distributions.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in the SwissKey U.S. Bond Fund and the Salomon Brothers Broad Investment Grade (BIG) Bond Index if you had invested $10,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

SWISSKEY U.S. BOND FUND
VS. SALOMON BROTHERS BIG BOND INDEX
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                                          Salomon Brothers
Date           SwissKey U.S. Bond Fund     BIG Bond Index
----           -----------------------    ----------------
8/31/95                10,000                  10,000
12/31/95               10,532                  10,529
6/30/96                10,400                  10,324
12/31/96               10,914                  10,861
6/30/97                11,248                  11,141
12/31/97               11,964                  11,844
6/30/98                12,439                  12,252

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

                    U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT      VALUE
                                                          ---------- -----------
Bonds -- 86.57%
U.S. CORPORATE BONDS -- 29.12%
Aetna Services Inc., 6.970%, due 08/15/36...............  $  235,000 $   242,980
Bellsouth Savings & Employee ESOP, 9.125%, due 07/01/03.      81,528      88,101
Capital One Bank, 6.830%, due 05/17/99..................     359,000     361,020
Chase Mortgage Finance Corp., 93-J1, Class 1A5, 6.625%,
 due 08/25/09...........................................      65,055      64,776
Chemical Mortgage Securities, Inc., 93-1, Class A5,
 7.450%, due 02/25/23...................................     785,000     794,925
Chesapeake & Potomac Telephone of Maryland, 8.000%, due
 10/15/29...............................................      87,000     107,317
Chrysler Corp., 7.400%, due 08/01/97....................     223,000     240,690
Citicorp Mortgage Securities, Inc., 94-9, Class A8,
 5.750%, due 06/25/09...................................      97,953      93,170
Comcast Cable Communications,
 8.500%, due 05/01/27...................................     300,000     361,420
Con Edison, 6.450%, due 12/01/07........................     300,000     306,595
Continental Airlines Inc., 98-1B,
 6.748%, due 09/15/18...................................      75,000      76,252
Countrywide Funding Corp. FRN,
 5.880%, due 12/01/03...................................     250,000     248,125
CS First Boston Mortgage Securities Corp., 7.150%, due
 08/20/06...............................................     245,000     257,556
Dayton Hudson Credit Card Master Trust, 95-1, Class A,
 6.100%, due 02/25/02...................................     218,000     218,266
DLJ Mortgage Acceptance Corp., 98-2, 6.500%, due
 08/19/28...............................................     520,000     513,500
First Bank Corporate Card Master Trust, 97-1, Class A,
 6.400%, due 02/15/03...................................     155,000     157,791
GE Capital Mortgage Services, Inc., 97-HE4, Class A7,
 6.735%, due 12/25/28...................................     410,000     417,552
General Motors Acceptance Corp.,
 6.375%, due 12/01/01...................................     400,000     404,522
General Motors Acceptance Corp.,
 9.625%, due 12/15/01...................................     294,000     326,490
GreenTree Financial Corp., 94-5, Class A5, 8.300%, due
 11/15/19...............................................     320,000     352,659
Interamer Development Bank,
 6.800%, due 10/15/25...................................     100,000     111,784
Lehman Brothers Holdings,
 7.250%, due 04/15/03...................................     225,000     234,439
Lockheed Martin Corp.,
 7.700%, due 06/15/08...................................     282,000     310,374
MBNA Global Capital Securities FRN, 6.519%, due
 02/01/27...............................................      90,000      83,652
Mid-America Energy,
 6.375%, due 06/15/06...................................     275,000     273,749
News America Holdings,
 7.750%, due 12/01/45...................................     358,000     384,198

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
PanAmSat Corp. 144A,
 6.000%, due 01/15/03................................... $  375,000 $   371,254
PNC Mortgage Securities Corp., 94-3, Class A8, 7.500%,
 due 07/25/24...........................................    215,000     223,330
Premier Auto Trust
 96-3, Class A3, 6.500%, due 03/06/00...................    139,058     139,486
 96-4, Class A4, 6.400%, due 10/06/01...................    350,000     352,611
Prudential Home Mortgage Securities 93-43, Class A9,
 6.750%, due 10/25/23...................................    287,826     289,035
 94-3, Class A10, 6.500%, due 02/25/24..................    170,000     164,737
Residential Accredit Loans, Inc., 96-QS4, Class AI10,
 7.900%, due 08/25/26...................................    275,000     285,092
Salomon, Inc., 6.750%, due 02/15/03.....................    300,000     307,297
SASCO LLC, 98-RF1, Class A,
 8.712%, due 03/15/27...................................    539,306     578,405
The Money Store Home Equity Trust, 98-A, Class AF5,
 6.370%, due 12/15/23...................................    465,000     467,269
Thrift Financing Corp., A, Class 4,
 11.250%, due 01/01/16..................................     43,328      46,075
Time Warner Entertainment, Inc.,
 8.375%, due 03/15/23...................................     94,000     110,051
Time Warner, Inc., 7.570%, due 02/01/24.................     90,000      97,441
UCFC Home Equity Loan FRN, 97-C, Class A8, 5.888%, due
 09/15/27...............................................    166,772     166,959
USA Waste Services,
 6.500%, due 12/15/02...................................    400,000     402,368
USX Corp., 8.125%, due 07/15/23.........................    400,000     457,576
Vendee Mortgage Trust, 92-1, Class 2Z, 7.750%, due
 05/15/22...............................................    492,787     540,023
                                                                    -----------
                                                                     12,030,912
                                                                    -----------
INTERNATIONAL DOLLAR BONDS -- 7.10%
Banco Santiago S.A.,
 7.000%, due 07/18/07...................................    380,000     381,497
Empressa Nacional Electric,
 7.875%, due 02/01/27...................................    394,000     394,187
Den Danske Bank, 144A,
 6.375%, due 06/15/08...................................    560,000     561,401
Province of Quebec,
 7.500%, due 07/15/23...................................    200,000     222,346
Repsol International Finance,
 7.000%, due 08/01/05...................................    200,000     212,082
Republic of South Africa,
 9.625%, due 12/15/99...................................     71,000      73,840
Royal Bank of Scotland, 7.375%, Resettable Perpetual
 Preferred..............................................     80,000      85,191
Skandinaviska Enskilda Banken, 144A, Resettable Perpet-
 ual Preferred..........................................    305,000     306,647
Tyco International Group,
 6.250%, due 06/15/03...................................    700,000     697,913
                                                                    -----------
                                                                      2,935,104
                                                                    -----------


--------------------------------------------------------------------------------

                    U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
U.S. GOVERNMENT AGENCIES -- 25.30%
Aid-Israel, Series 10 Z, 0.000%, due 02/15/03........... $  805,000 $   622,539
Federal Home Loan Mortgage Corp.
 7.000%, due 10/15/13...................................    492,125     507,333
 8.500%, due 07/15/21...................................    102,207     106,179
 7.500%, due 01/15/23...................................    151,427     162,242
 7.238%, due 05/01/26...................................     27,260      28,209
Federal Home Loan Mortgage Corp. Gold
 6.000%, due 06/01/03...................................     90,031      89,806
 8.000%, due 11/01/22...................................    156,826     162,021
 9.000%, due 03/01/24...................................    121,218     129,826
Federal National Mortgage Assoc.
 6.959%, due 08/01/07...................................    486,332     513,762
 6.361%, due 06/01/08...................................    430,000     440,191
 8.000%, due 12/18/11...................................    100,000     106,426
 6.000%, due 12/01/12 TBA...............................    160,000     158,199
 8.000%, due 05/25/21...................................    260,000     269,010
 9.000%, due 08/01/21...................................     25,369      27,155
 8.500%, due 07/01/22...................................     17,764      18,781
 9.500%, due 08/01/22...................................    111,949     119,400
 8.000%, due 11/01/23...................................    210,810      41,680
 7.000%, due 12/18/24...................................    300,000     302,625
 9.000%, due 04/25/25...................................    227,003     238,170
 6.000%, due 12/01/27 TBA...............................  2,000,000   1,945,610
 7.500%, due 01/01/28...................................    377,668     387,340
 6.000%, due 03/01/28...................................    741,026     721,255
Federal National Mortgage Assoc. Strips
 0.000%, due 09/25/22 principal only....................    526,998     484,264
 7.500%, due 05/01/23 interest only.....................    150,875      34,289
 0.000%, due 04/01/27 principal only....................    346,881     293,500
 3.500%, due 05/01/28 interest only.....................    293,559     252,132
Government National Mortgage Assoc.
 10.000%, due 09/15/00..................................      2,234       2,385
 10.000%, due 05/15/01..................................      3,149       3,362
 9.000%, due 11/15/04...................................      8,857       9,333
 9.000%, due 11/15/04...................................      4,759       5,015
 9.000%, due 12/15/17...................................     48,048      51,917
 8.000%, due 08/15/22...................................     66,477      68,866
 7.500%, due 12/15/22...................................    320,163     329,825
 7.500%, due 12/15/23...................................    383,643     394,075
 7.500%, due 01/15/24...................................     86,110      88,452
 7.000%, due 02/16/24...................................    150,000     151,857
 7.375%, due 06/20/24...................................    303,265     310,813
 7.500%, due 06/15/25...................................    107,318     110,290
 7.000%, due 07/15/25...................................    111,670     113,551
Jordan Aid, 8.750%, due 09/01/19........................    517,177     650,246
                                                                    -----------
                                                                     10,451,931
                                                                    -----------

                                                            FACE
                                                           AMOUNT      VALUE
                                                         ---------- -----------
U.S. GOVERNMENT OBLIGATIONS-- 25.05%
U.S. Treasury Notes and Bonds
 5.500%, due 02/29/00................................... $4,735,000 $ 4,733,523
 6.625%, due 07/31/01...................................  2,875,000   2,961,250
 6.250%, due 08/31/02...................................    360,000     369,338
 3.625%, due 01/15/08...................................    357,056     353,039
 8.000%, due 11/15/21...................................  1,060,000   1,366,407
 6.000%, due 02/15/26...................................    545,000     566,971
                                                                    -----------
                                                                     10,350,528
                                                                    -----------
Total U.S. Bonds (Cost $35,235,550).....................             35,768,475
                                                                    -----------
Short-Term Investments-- 11.58%
COMMERCIAL PAPER -- 11.58%
ARCO Chemical, 5.770%, due 07/06/98.....................  1,000,000     999,199
Cincinnati Bell Inc., 6.599%, due 07/01/98..............    270,000     270,000
NGC Corp., 6.750%, due 07/01/98.........................    500,000     500,000
PG & E Gas Transmission,
 5.670%, due 07/02/98...................................    521,000     520,918
Raytheon Co., 6.996%, due 07/01/98......................    500,000     500,000
Tenneco Inc., 5.750%, due 07/17/98......................  1,000,000     997,604
Texas Utilities Co., 6.100%, due 07/17/98...............  1,000,000     997,289
                                                                    -----------
Total Short-Term Investments
 (Cost $4,785,010)......................................              4,785,010
                                                                    -----------
Total Investments
 (Cost $40,020,560) -- 98.15% (a).......................             40,553,485
                                                                    -----------
Cash and other assets, less liabilities -- 1.85%........                764,939
                                                                    -----------
Net Assets -- 100%......................................            $41,318,424
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $40,020,560; and net unrealized appreciation consisted of:

      Gross unrealized ap-
       preciation........... $613,576
      Gross unrealized de-
       preciation...........  (80,651)
                             --------
        Net unrealized ap-
       preciation........... $532,925
                             ========

FRN: Floating rate note -- The rate disclosed is that in effect at June 30, 1998.

TBA: Security is subject to delayed delivery.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $1,239,302, or 3.00% of net assets.

Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44

                    U.S. BOND FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $40,020,560).......................... $40,553,485
 Cash..............................................................      14,172
 Receivables:
  Investment securities sold.......................................   2,352,284
  Fund shares sold.................................................   2,732,416
  Interest.........................................................     427,521
 Other assets......................................................      10,252
                                                                    -----------
    TOTAL ASSETS...................................................  46,090,130
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased..................................   4,712,267
  Fund shares redeemed.............................................       6,893
  Investment advisory fees.........................................      11,802
  Accrued expenses.................................................      40,744
                                                                    -----------
    TOTAL LIABILITIES..............................................   4,771,706
                                                                    -----------
NET ASSETS......................................................... $41,318,424
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid in capital................................................... $40,134,461
 Accumulated undistributed net investment income...................     300,973
 Accumulated net realized gain.....................................     350,065
 Net unrealized appreciation.......................................     532,925
                                                                    -----------
    NET ASSETS..................................................... $41,318,424
                                                                    ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $38,873,821 and 3,674,422 shares issued
   and outstanding)................................................ $     10.58
                                                                    ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $1,100 and 104 shares issued and outstanding)................... $     10.58
                                                                    ===========
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $2,443,503 and 231,723 shares issued and outstanding)........... $     10.54
                                                                    ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BOND FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest........................................................... $1,818,237
                                                                     ----------
    TOTAL INCOME....................................................  1,818,237
                                                                     ----------
EXPENSES:
 Advisory...........................................................    142,474
 Professional.......................................................     37,230
 Registration.......................................................     17,245
 Distribution.......................................................      9,160
 Other..............................................................     41,928
                                                                     ----------
    TOTAL EXPENSES..................................................    248,037
    Expenses waived by Advisor......................................    (67,848)
                                                                     ----------
    NET EXPENSES....................................................    180,189
                                                                     ----------
    NET INVESTMENT INCOME ..........................................  1,638,048
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain..................................................    801,133
 Change in net unrealized appreciation or depreciation..............    335,673
                                                                     ----------
 Net realized and unrealized gain...................................  1,136,806
                                                                     ----------
 Net increase in net assets resulting from operations............... $2,774,854
                                                                     ==========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
46

                    U.S. BOND FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                         YEAR         ENDED
                                                         ENDED      JUNE 30,
                                                     JUNE 30, 1998    1997
OPERATIONS:                                          ------------- -----------
 Net investment income..............................  $ 1,638,048  $   836,232
 Net realized gain (loss)...........................      801,133      (36,166)
 Change in net unrealized appreciation or deprecia-
  tion..............................................      335,673      343,515
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions.............................................    2,774,854    1,143,581
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I...................................   (1,526,152)    (598,393)
  Brinson Class N...................................          (54)         --
  SwissKey Class....................................     (103,513)     (31,712)
 Distributions from net realized gain:
  Brinson Class I...................................     (335,742)        (675)
  Brinson Class N...................................          (14)         --
  SwissKey Class....................................      (25,812)         (39)
                                                      -----------  -----------
 Total distributions to shareholders................   (1,991,287)    (630,819)
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold........................................   21,794,978   16,583,813
 Shares issued on reinvestment of distributions.....    1,174,894      461,917
 Shares redeemed....................................   (6,255,720)  (3,420,321)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  share transactions................................   16,714,152   13,625,409
                                                      -----------  -----------
    TOTAL INCREASE IN NET ASSETS....................   17,497,719   14,138,171
                                                      -----------  -----------
NET ASSETS:
 Beginning of year..................................   23,820,705    9,682,534
                                                      -----------  -----------
 End of year (including accumulated undistributed
  net investment
  income of $300,973 and $271,841, respectively)....  $41,318,424  $23,820,705
                                                      ===========  ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BOND FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                               AUGUST 31, 1995*
                                    YEAR ENDED    YEAR ENDED       THROUGH
BRINSON CLASS I                    JUNE 30, 1998 JUNE 30, 1997  JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of pe-
 riod.............................    $ 10.24       $  9.93         $10.00
                                      -------       -------         ------
 Income from investment opera-
  tions:
  Net investment income...........       0.53          0.51***        0.50
  Net realized and unrealized gain
   (loss).........................       0.53          0.32          (0.14)
                                      -------       -------         ------
    Total income from investment
     operations...................       1.06          0.83           0.36
                                      -------       -------         ------
 Less distributions:
  Distributions from net invest-
   ment income....................      (0.58)        (0.52)         (0.40)
  Distributions in excess of net
   realized gain..................      (0.14)          --           (0.03)
                                      -------       -------         ------
    Total distributions...........      (0.72)        (0.52)         (0.43)
                                      -------       -------         ------
Net asset value, end of period....    $ 10.58       $ 10.24         $ 9.93
                                      =======       =======         ======
Total return (non-annualized).....      10.60%         8.45%          3.60%
Ratios/Supplemental Data:
 Net assets, end of period (in
  000s)...........................    $38,874       $22,421         $9,047
 Ratio of expenses to average net
  assets:
  Before expense reimbursement....       0.84%         1.65%          3.63%**
  After expense reimbursement.....       0.60%         0.60%          0.60%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement....       5.61%         5.14%          3.00%**
  After expense reimbursement.....       5.85%         6.19%          6.03%**
 Portfolio turnover rate..........        198%          410%           363%

*Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
48

                    U.S. BOND FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                    YEAR ENDED
BRINSON CLASS N                                                   JUNE 30, 1998*
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................     $10.24
                                                                      ------
 Income from investment operations:
  Net investment income..........................................       0.61
  Net realized and unrealized gain...............................       0.42
                                                                      ------
    Total income from investment operations......................       1.03
                                                                      ------
 Less distributions:
  Distributions from net investment income.......................      (0.55)
  Distributions from net realized gain...........................      (0.14)
                                                                      ------
    Total distributions..........................................      (0.69)
                                                                      ------
Net asset value, end of period...................................     $10.58
                                                                      ======
Total return (non-annualized)....................................      10.30%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................     $    1
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................       1.09%
  After expense reimbursement....................................       0.85%
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................       5.36%
  After expense reimbursement....................................       5.60%
 Portfolio turnover rate.........................................        198%

  *Commencement of Brinson Class N was June 30, 1997.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    U.S. BOND FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                               AUGUST 31, 1995*
                                    YEAR ENDED    YEAR ENDED       THROUGH
SWISSKEY CLASS                     JUNE 30, 1998 JUNE 30, 1997  JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of pe-
 riod.............................    $10.22        $ 9.92          $10.00
                                      ------        ------          ------
 Income from investment opera-
  tions:
  Net investment income...........      0.50          0.46***         0.46
  Net realized and unrealized gain
   (loss).........................      0.49          0.32           (0.13)
                                      ------        ------          ------
    Total income from investment
     operations...................      0.99          0.78            0.33
                                      ------        ------          ------
 Less distributions:
  Distributions from net invest-
   ment income....................     (0.53)        (0.48)          (0.38)
  Distributions in excess of net
   realized gain..................     (0.14)          --            (0.03)
                                      ------        ------          ------
    Total distributions...........     (0.67)        (0.48)          (0.41)
                                      ------        ------          ------
Net asset value, end of period....    $10.54        $10.22          $ 9.92
                                      ======        ======          ======
Total return (non-annualized).....      9.97%         7.91%           3.24%
Ratios/Supplemental Data:
 Net assets, end of period (in
  000s)...........................    $2,444        $1,399          $  636
 Ratio of expenses to average net
  assets:
  Before expense reimbursement....      1.31%         2.12%           4.10%**
  After expense reimbursement.....      1.07%         1.07%           1.07%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement....      5.14%         4.67%           2.53%**
  After expense reimbursement.....      5.38%         5.72%           5.56%**
 Portfolio turnover rate..........       198%          410%            363%

*Commencement of investment operations
**Annualized
***The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
50

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the U.S. Balanced Fund, U.S. Equity Fund,
U.S. Large Capitalization Equity Fund and U.S. Bond Fund in the preparation of their financial statements.

A.INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Equity securities traded over-the-counter are valued at the most recent bid price. Securities for which the most recent bid price or market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Debt securities are valued at the most recent bid price by using market quotations or independent services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C.INVESTMENT INCOME: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D.FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

E.DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 10.72%, 35.30% and 100% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the U.S. Balanced Fund, U.S. Equity Fund and U.S. Large Capitalization Equity Fund, respectively.

F.INCOME AND EXPENSE ALLOCATIONS: All income earned and expenses incurred by the Funds will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.

G.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.


--------------------------------------------------------------------------------

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on the Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1998, were as follows:

                                                                                               FEES
                                                                                              WAIVED
                         ADVISORY BRINSON CLASS I BRINSON CLASS N SWISSKEY CLASS  ADVISORY    AND/OR
                           FEE      EXPENSE CAP     EXPENSE CAP    EXPENSE CAP      FEES    REIMBURSED
                         -------- --------------- --------------- -------------- ---------- ----------
U.S. Balanced Fund......   0.70%       0.80%           1.05%           1.30%     $1,674,661  $19,097
U.S. Equity Fund........   0.70        0.80            1.05            1.32       3,792,120      --
U.S. Large Capitaliza-
 tion Equity Fund.......   0.70        0.80            1.05            1.32         21, 230   23,989
U.S. Bond Fund..........   0.50        0.60            0.85            1.07         142,474   67,848

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $7,665, $9,205, $1,785 and $4,015 for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, respectively.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                     PROCEEDS
                                                       PURCHASES    FROM SALES
                                                      ------------ ------------
U.S. Balanced Fund................................... $415,621,140 $630,096,518
U.S. Equity Fund.....................................  413,499,173  218,951,890
U.S. Large Capitalization Equity Fund................   17,063,797    1,460,325
U.S. Bond Fund.......................................   65,711,529   52,607,836

4.FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

5.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund. Annual fees under the SwissKey Plan, which include a 0.25% service fee, total 0.50%, 0.52%, 0.52% and 0.47% of the average daily net assets of the SwissKey Class of the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, respectively.

6.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated at an annual rate of the Federal Funds rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized balance of the line of credit. During the year ended June 30, 1998, the Funds had no borrowings under the agreement.

--------------------------------------------------------------------------------
52

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

6.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                              U.S. BALANCED FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
  Brinson Class I..............  4,720,912 $ 58,173,143  6,578,157 $ 78,728,712
  Brinson Class N..............        --           --          80        1,000
  SwissKey Class...............     49,659      624,713    148,317    1,798,818
                                ---------- ------------ ---------- ------------
    Total Sales................  4,770,571 $ 58,797,856  6,726,554 $ 80,528,530
                                ========== ============ ========== ============
Dividend Reinvestment:
  Brinson Class I..............  2,662,862 $ 31,359,575  1,541,262 $ 18,266,191
  Brinson Class N..............         11          136        --           --
  SwissKey Class...............     14,933      175,706      3,904       46,232
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  2,677,806 $ 31,535,417  1,545,166 $ 18,312,423
                                ========== ============ ========== ============
Redemptions:
  Brinson Class I.............. 23,388,425 $293,534,522  4,988,208 $ 59,912,281
  Brinson Class N..............        --           --         --           --
  SwissKey Class...............     42,682      540,673     86,625    1,050,388
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 23,431,107 $294,075,195  5,074,833 $ 60,962,669
                                ========== ============ ========== ============
                                               U.S. EQUITY FUND
                                -----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
  Brinson Class I.............. 16,875,765 $314,205,812 11,551,336 $183,660,431
  Brinson Class N..............     13,398      269,368         57        1,000
  SwissKey Class...............  1,697,355   31,606,780  1,834,556   28,733,451
                                ---------- ------------ ---------- ------------
    Total Sales................ 18,586,518 $346,081,960 13,385,949 $212,394,882
                                ========== ============ ========== ============
Dividend Reinvestment:
  Brinson Class I..............  1,861,660 $ 32,092,717    907,559 $ 13,745,444
  Brinson Class N..............         47          896        --           --
  SwissKey Class...............    110,158    1,887,716     25,905      393,121
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  1,971,865 $ 33,981,329    933,464 $ 14,138,565
                                ========== ============ ========== ============
Redemptions:
  Brinson Class I..............  7,470,182 $144,565,891  1,959,184 $ 31,250,336
  Brinson Class N..............          5          100        --           --
  SwissKey Class...............  1,023,014   19,298,428    237,473    3,720,862
                                ---------- ------------ ---------- ------------
    Total Redemptions..........  8,493,201 $163,864,419  2,196,657 $ 34,971,198
                                ========== ============ ========== ============
                                      U.S. LARGE
                                 CAPITALIZATION EQUITY
                                         FUND*
                                -----------------------
                                     PERIOD ENDED
                                    JUNE 30, 1998*
                                -----------------------
                                  SHARES      VALUE
                                ---------- ------------
Sales:
  Brinson Class I..............     16,662 $    163,328
  Brinson Class N..............  1,688,092   16,758,163
  SwissKey Class...............        104        1,000
                                ---------- ------------
    Total Sales................  1,704,858 $ 16,922,491
                                ========== ============
Dividend Reinvestment:
  Brinson Class I..............         18 $        168
  Brinson Class N..............      2,204       20,606
  SwissKey Class...............        --             1
                                ---------- ------------
    Total Dividend Reinvest-
     ment......................      2,222 $     20,775
                                ========== ============
Redemptions:
  Brinson Class I..............      1,015 $      9,875
  Brinson Class N..............     51,661      509,678
  SwissKey Class...............        --           --
                                ---------- ------------
    Total Redemptions..........     52,676 $    519,553
                                ========== ============

*The Fund commenced operations on April 6, 1998.

--------------------------------------------------------------------------------

                    THE SWISSKEY FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

                                                   U.S. BOND FUND
                                    --------------------------------------------
                                          YEAR ENDED            YEAR ENDED
                                        JUNE 30, 1998          JUNE 30, 1997
                                    ---------------------- ---------------------
                                     SHARES      VALUE      SHARES      VALUE
                                    --------- ------------ --------- -----------
Sales:
  Brinson Class I.................. 1,926,960 $ 20,378,131 1,521,821 $15,371,166
  Brinson Class N..................       --           --         98       1,000
  SwissKey Class...................   134,362    1,416,847   119,951   1,211,647
                                    --------- ------------ --------- -----------
    Total Sales.................... 2,061,322 $ 21,794,978 1,641,870 $16,583,813
                                    ========= ============ ========= ===========
Dividend Reinvestment:
  Brinson Class I..................   107,565 $  1,114,591    44,351 $   449,362
  Brinson Class N..................         6           68       --          --
  SwissKey Class...................     5,825       60,235     1,239      12,555
                                    --------- ------------ --------- -----------
    Total Dividend Reinvestment....   113,396 $  1,174,894    45,590 $   461,917
                                    ========= ============ ========= ===========
Redemptions:
  Brinson Class I..................   549,381 $  5,780,080   288,064 $ 2,929,252
  Brinson Class N..................       --           --        --          --
  SwissKey Class...................    45,413      475,640    48,365     491,069
                                    --------- ------------ --------- -----------
    Total Redemptions..............   594,794 $  6,255,720   336,429 $ 3,420,321
                                    ========= ============ ========= ===========

--------------------------------------------------------------------------------
54

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds --
 U.S. Balanced Fund
 U.S. Equity Fund
 U.S. Large Capitalization Equity Fund
 U.S. Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds--U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund as of June 30, 1998, the related statements of operations for the period then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund at June 30, 1998, the results of their operations for the period then ended and the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
--------------------------------------------------------------------------------

                                DISTRIBUTED BY:
                            FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[SWISS KEY FUNDS LOGO]

     10 East 50th Street, New York, New York 10022 . Tel:(800) SWISSKEY.
                       http://networth.galt.com/swisskey

                                    [LOGO]

                         SWISSKEY NON-U.S. EQUITY FUND

                                 ANNUAL REPORT

                                 JUNE 30, 1998




                            YOUR KEY TO PERFORMANCE

                      -----------------------------------

Trustees and Officers

[LOGO]


Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob



Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

Catherine E. Macrae
Assistant Secretary

The Fund's Advisor -- Brinson Partners, Inc.

[LOGO]


The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.

Table of Contents

[LOGO]


Shareholder Letter...........................................................  4
Global Economic and Market Highlights........................................  5
Non-U.S. Equity Fund.........................................................  6
Schedule of Investments......................................................  9
Financial Statements......................................................... 14
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 20
Report of Independent Auditors............................................... 23

Shareholder Letter

[LOGO]

August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the Non-U.S. Equity Fund. Within this Report, we focus on the current global economic outlook as well as our current strategy and performance update for the Non-U.S. Equity Fund.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. UBS Brinson is managed today by the same senior management that has led the business over the past decades with a consistently applied investment philosophy and process. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. The UBS Brinson Division employs over 1,500 people in fifteen different cities throughout the world.

We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

SwissKey Non-U.S. Equity Fund

Since its inception on July 31, 1995, the SwissKey Non-U.S. Equity Fund has produced an annualized total return of 13.19% versus 9.15% for the Morgan Stanley Capital International Non-U.S. Equity (Free) Index benchmark.

We very much appreciate your continued trust and the confidence you have placed in The SwissKey Funds.

Sincerely,



/s/ Hanspeter A. Walder                            /s/ Raymond Simon
Hanspeter A. Walder                                Raymond Simon
Executive Director                                 Executive Director
Private Banking                                    Private Banking

Global Economic and Market Highlights

[SWISS KEY LOGO]

The economic situation in Japan remains bleak. With real GDP growth negative in the last two quarters, the country is officially in a recession. The downturn in output has brought on the highest unemployment rate recorded in the post-war period, at just over 4%. In response to the news, the voters have delivered a severe rebuke to the ruling LDP, although it is not at all certain that this will result in the implementation of "Solutions" proffered by Western governments and commentators.

Many of Japan's problems are magnified elsewhere in Asia. Last year's financial and economic crisis has not diminished to any great extent. With financial systems straining under large amounts of defunct debts, and the IMF prescribing high interest rates in the interest of currency support and inflation control, real economic activity has slowed substantially. While Asia suffers from falling living standards, the crisis has been a partial benefit to the U.S. and Europe by keeping commodity and import prices in check, and by not augmenting strong domestic demand in those economies.

Continental Europe's cyclical recovery is well under way, and is starting to have some beneficial effects on the high unemployment rate. Previously, output and profit growth were reasonably strong, but did not carry over into the labor market. Although unemployment has been reduced, the failure to address structural problems will almost certainly guarantee that the Continent's poor overall unemployment picture will persist for several years. The U.K.'s economic performance has been at odds with most of the rest of Europe. A series of Bank of England rate hikes has not prevented the headline inflation rate from rising above 4% this year. Now however, there are signs that these hikes, coupled with a strong pound, have started to cool the economy.

The U.S. expansion is unabated; more than 7 years have elapsed since the recession at the start of the decade. However, the Federal Reserve's attempts to maintain a neutral policy stance, in light of the Asian crisis' effect on demand and costs, has resulted in substantial growth in the money supply. This could set the stage for a modest resurgence in inflation. Profit growth, which had reflected the strength of the domestic economy in prior years, is now showing signs of the fall-off in Asian demand and the strength of the dollar.

Non-U.S. Equity Environment

                                             6 months   1 year    7/31/95*
Major Markets                                  ended     ended      to
Total Return in U.S. Dollar Hedged Terms      6/30/98   6/30/98   6/30/98
---------------------------------------------------------------------------
MSCI Non-US Equity (Free) Index                18.55%    16.90%    21.22%
Japan                                           6.69    -12.84      5.65
U.K.                                           12.94     27.19     21.17
Germany                                        38.48     54.41     39.41
France                                         40.90     49.97     35.36
Canada                                         12.73     19.79     22.73
Netherlands                                    24.69     34.80     43.51
Australia                                       7.21      4.55      9.12
---------------------------------------------------------------------------

                                             6 months   1 year    7/31/95*
Major Currencies                              ended      ended      to
Percent Change Relative to U.S. Dollars      6/30/98    6/30/98   6/30/98
---------------------------------------------------------------------------
Yen                                            -6.31%   -17.55%   -14.45%
Pound                                           1.41     -0.25      1.45
Deutschemark                                   -0.39     -3.46     -8.78
Canadian Dollar                                -2.69     -6.19     -2.34
---------------------------------------------------------------------------

*Inception date of the SwissKey Class

All total returns in excess of 1 year are average annualized total returns

Non-U.S. Equity Fund

[SWISS KEY LOGO]

The Non-U.S. Equity Fund invests in the common stocks of companies headquartered outside the U.S. We believe that in a non-U.S. investment program the country allocation decision is the most important. Country assessments are jointly developed by the non-U.S. strategy team in our offices worldwide. Currency strategies are separately developed and coordinated with market allocations. Our industry strategies and individual security selections are determined by fundamental research conducted by our analysts worldwide.

Since its inception on July 31, 1995, the SwissKey Non-U.S. Equity Fund has earned an annualized return of 13.19% versus 9.15% for the Morgan Stanley Capital International Non-U.S. Equity (Free) Index benchmark. For the six months ended June 30, 1998, the Fund returned 12.58%, compared to the index return of 15.53%.

During the first half of 1998, the aggregate non-U.S. markets outperformed, rising 17.45% in dollar-hedged terms. The continental European markets continued to set the pace, with the best performing markets in dollar-hedged terms. Finland, Belgium and Spain led the pack, followed by France, Germany and Italy, each growing in excess of 30%. In strong contrast, the Far East ex-Japan region lost 29%. All three Southeast Asian markets had steep declines, led by Singapore (-35%), Hong Kong (-28%) and Malaysia (-26%). New Zealand was also quite weak, losing almost 14%. While positive, Japan's 5.7% hedged return was the sixth weakest as of mid-year. Currency weakness, coupled with debt and banking problems were behind the first group's weakness, while Japan's very weak economy, troubled banking system and seeming inability to resolve these problems has kept the market down.

During the first half of 1998 several strategy changes took place. France was increased and Germany decreased, bringing the two markets into closer alignment. In February, Spain was eliminated, with proceeds added to Finland and Switzerland. In mid-April Malaysia was reduced to neutral and the U.K. overweight was increased. In early June Italy was reduced, with funds added to Denmark, Norway and Sweden, as part of an ongoing shift away from overvalued southern European markets to more attractively priced northern European markets.

One currency strategy change took place. An Australian dollar overweight was established, paired with the yen, allowing us to take advantage of a strong positive interest rate differential in favor of the Australian currency.

Market allocation had a significant negative effect on returns, largely due to strategic cash. Value added from underweighting Japan and Hong Kong and from overweighting Belgium, Finland and Italy, was more than offset by holding strategic cash, overweighting New Zealand and Singapore and underweighting Spain.

Currency management had a negative impact on performance. The value added by the yen and U.S. dollar strategies was reduced by the overweights of the weak Australian and New Zealand dollars and the underweight of the rising pound sterling.

Overall stock selection was positive due to the solid value added by Japan stock selection, as well as contributions from France, Italy and Hong Kong.

Non-U.S. Equity Fund

[LOGO]

Total Return

                                            6 months      1 year      7/31/95*
                                             ended        ended          to
                                            6/30/98      6/30/98      6/30/98
------------------------------------------------------------------------------
SwissKey Non-U.S. Equity Fund                12.58%       3.90%        13.19%
MSCI Non-U.S. Equity (Free) Index**          15.53%       6.04%         9.15%
------------------------------------------------------------------------------

*  Inception date of the SwissKey Non-U.S. Equity Fund
** Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns

Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the SwissKey Non-U.S. Equity Fund and the MSCI Non-U.S. Equity (Free) Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

SwissKey Non-U.S. Equity Fund
vs. MSCI Non-U.S. Equity (Free) Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

Non US Equity Fund    MSCI

7/31/95    $10,000   $10,000
12/31/95   $10,858   $10,220
6/30/96    $11,578   $10,713
12/31/96   $12,140   $10,947
6/30/97    $13,815   $12,174
12/31/97   $12,750   $11,174
6/30/98    $14,354   $12,909

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Non-U.S. Equity Fund

[LOGO]


Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
------------------------------------------------------
NON-U.S. EQUITIES
Aerospace & Military.........................    0.22%
Airlines.....................................    0.37
Appliances & Household.......................    2.09
Autos/Durables...............................    3.65
Banking......................................   11.51
Beverages & Tobacco..........................    2.39
Broadcasting & Publishing....................    2.47
Building Materials...........................    1.50
Business & Public Service....................    3.41
Chemicals....................................    3.01
Construction.................................    1.03
Data Processing..............................    0.82
Electric Components..........................    1.24
Electronics..................................    4.14
Energy.......................................    6.52
Financial Services...........................    1.71
Food & House Products........................    4.53
Forest Products..............................    1.21
Gold Mining..................................    0.06
Health & Personal Care.......................    7.45
Housing/Paper................................    0.04
Industrial Components........................    1.57
Insurance....................................    4.99
Investment Companies.........................    0.36
Leisure & Tourism............................    0.69
Machinery & Engineering......................    0.72
Merchandising................................    3.88
Metals--Steel................................    1.74
Miscellaneous Materials......................    0.04
Multi-Industry...............................    4.76
Non-Ferrous Metals...........................    1.52
Real Estate..................................    0.44
Recreation...................................    0.55
Retail/Apparel...............................    0.24
Shipping.....................................    0.01
Shipping.....................................    0.02
Telecommunications...........................    7.53
Textiles & Apparel...........................    0.28
Transportation...............................    1.08
Utilities....................................    3.07
Wholesale & International Trade..............    0.46
                                               ------
             Total Non-U.S. Equities.........   93.32
                                               ------
SHORT-TERM INVESTMENTS.......................    7.58
                                               ------
            TOTAL INVESTMENTS................  100.90
LIABILITIES, LESS CASH
  AND OTHER ASSETS...........................   (0.90)
                                               ------
NET ASSETS...................................  100.00%
                                               ------

Market and Currency Strategy

As of June 30, 1998

                                Fund
                        -------------------
                         Market    Currency
                        Strategy   Strategy      Index
------------------------------------------------------
U.S. Dollar               0.0%       2.1%         0.0%
Australia                 5.1        6.2          2.2
Austria                   0.0        0.4          0.4
Belgium                   4.5        1.8          1.8
Canada                    2.9        4.6          4.6
Denmark                   0.4        0.9          0.9
Finland                   2.6        1.0          1.0
France                    9.2        9.1          9.2
Germany                  10.6       10.9         10.8
Hong Kong                 0.2        0.0          1.6
Ireland                   0.0        0.5          0.5
Italy                     3.5        4.4          4.4
Japan                    14.7       15.7         19.7
Malaysia                  0.3        0.5          0.5
Netherlands               4.9        5.5          5.6
New Zealand               3.7        3.8          0.2
Norway                    0.4        0.5          0.5
Portugal                  0.0        0.6          0.6
Singapore                 1.3        0.5          0.5
Spain                     0.0        3.2          3.2
Sweden                    3.3        3.1          3.1
Switzerland               6.8        7.4          7.4
U.K.                     25.6       17.3         21.3
Cash Reserves             0.0        0.0          0.0
------------------------------------------------------
                        100.0%     100.0%       100.0%

Top Ten Non-U.S. Equity Holdings

As of June 30, 1998

                                            Percent of
                                            Net Assets
------------------------------------------------------
 1. Novartis AG (Reg.)                         1.50%
 2. Glaxo Wellcome PLC                         1.49
 3. Nokia Oyj. Class A Preferred               1.28
 4. British Petroleum Co. PLC                  1.21
 5. Royal Dutch Petroleum Co.                  1.16
 6. CS Holdings AG                             1.13
 7. British Telecommunications PLC             1.09
 8. B.A.T. Industries PLC                      1.08
 9. Telecom Corp. of New Zealand Ltd.          1.04
10. Roche Holding AG (Gen.)                    1.04
------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
Non-U.S. Equities -- 93.32%
AUSTRALIA -- 4.46%
Amcor Ltd.................................................  91,600 $    401,065
Boral Ltd................................................. 270,300      507,211
Brambles Industries Ltd...................................  43,600      855,675
Broken Hill Proprietary Co., Ltd.......................... 267,270    2,259,347
Coca-Cola Amatil Ltd......................................  52,100      348,467
CSR Ltd................................................... 166,200      479,642
David Jones Ltd........................................... 579,500      663,935
Lend Lease Corp. Ltd......................................  39,978      808,359
Mayne Nickless Ltd........................................ 133,100      704,765
National Australia Bank Ltd............................... 189,848    2,504,296
News Corp., Ltd........................................... 335,121    2,735,377
News Corp., Ltd., Preferred............................... 112,061      793,927
Orica Ltd.................................................  61,200      361,955
Pacific Dunlop Ltd........................................ 278,200      449,674
Qantas Airways Ltd........................................ 278,668      419,366
Rio Tinto Ltd.............................................  65,010      773,004
Santos Ltd................................................ 119,900      371,270
Telstra Corp., Ltd........................................ 567,600    1,455,267
Westpac Bank Corp., Ltd................................... 306,251    1,868,159
WMC Ltd................................................... 223,300      672,086
Woolworth's Ltd........................................... 117,200      381,054
                                                                   ------------
                                                                     19,813,901
                                                                   ------------
BELGIUM -- 4.18%
Delhaize-Le Lion S.A. (b).................................  20,650    1,442,892
Electrabel S.A............................................  11,285    3,199,590
Fortis AG (b).............................................     623           34
Fortis AG Strip (b).......................................  15,673    4,001,438
Groupe Bruxelles Lambert S.A. (b).........................   5,860    1,182,709
KBC Bancassurance Holding-Strip (b).......................     660           53
KBC Bancassurance Holding (b).............................  27,760    2,484,300
Petrofina S.A.............................................   5,810    2,385,051
Solvay S.A., Class A......................................  16,860    1,336,657
Tractebel.................................................  13,200    1,933,351
Union Miniere S.A.(b).....................................   9,990      617,495
                                                                   ------------
                                                                     18,583,570
                                                                   ------------
CANADA -- 2.83%
Agrium, Inc...............................................  29,500      368,098
Alcan Aluminum Ltd........................................  22,400      616,891
Bank of Montreal..........................................  17,100      941,861
Barrick Gold Corp.........................................  13,700      260,846
Canadian National Railway Co..............................  15,500      824,222
Canadian Pacific Ltd......................................  51,294    1,444,017
Extendicare Inc. (b)......................................  38,300      309,921
Hudson's Bay Co...........................................  20,300      465,191
Imasco, Ltd...............................................  26,500      489,239
Imperial Oil Ltd..........................................  55,300      966,415
Magna International Inc., Class A.........................   6,800      465,633
Moore Corp., Ltd..........................................  25,200      334,149
Newbridge Networks Corp. (b)..............................   7,000      167,313
Noranda, Inc..............................................  23,100      398,980
NOVA Corp.................................................  62,800      719,557
Potash Corporation of Saskatchewan, Inc...................   6,800      512,335
Royal Bank of Canada......................................  20,000    1,203,590
Seagram Co., Ltd..........................................   9,400      383,197
Shaw Communications Inc., Class B.........................  36,200      704,012
TransCanada Pipelines Ltd.................................  30,500      676,119
Westcoast Energy, Inc.....................................  15,300      340,728
                                                                   ------------
                                                                     12,592,314
                                                                   ------------

                                                           SHARES     VALUE
                                                           ------- ------------
DENMARK -- 0.34%
Den Danske Bank Group.....................................   6,700 $    803,766
Tele Danmark A/S..........................................   7,400      710,194
                                                                   ------------
                                                                      1,513,960
                                                                   ------------
FINLAND -- 2.12%
Cultor Oyj................................................   7,600      123,285
Merita Ltd., Class A...................................... 161,510    1,065,645
Metsa Serla Oyj, Class B..................................  31,590      305,162
Nokia Oyj Class A, Preferred (b)..........................  77,260    5,682,021
Outokumpu Oyj, Class A....................................  29,620      377,909
Sampo Insurance Co., Ltd., Class A........................  11,360      538,340
UPM-Kymmene Corp..........................................  36,830    1,013,639
Valmet Oyj................................................  19,000      327,604
                                                                   ------------
                                                                      9,433,605
                                                                   ------------
FRANCE -- 8.36%
Air Liquide...............................................   4,483      741,399
Alcatel Alsthom...........................................   8,405    1,711,306
AXA-UAP...................................................  17,402    1,957,221
AXA-UAP Certificate de Valeur Guarantie (b)...............   9,002        3,067
Banque Nationale de Paris.................................  18,610    1,520,566
Carrefour SA..............................................   2,000    1,265,299
Cie de Saint Gobain.......................................   9,443    1,750,844
Dexia France (b)..........................................   8,840    1,190,169
Elf Aquitaine S.A.........................................  14,214    1,998,329
Eridania Beghin-Say SA....................................   3,600      794,906
France Telecom S.A........................................  36,300    2,503,655
Groupe Danone.............................................   5,220    1,439,256
Lafarge S.A...............................................   7,964      823,272
Lagardere S.C.A...........................................  26,760    1,114,041
Michelin, Class B.........................................  17,993    1,038,630
Paribas (b)...............................................  12,643    1,352,964
Pechiney S.A., Class A....................................  17,685      712,256
Peugeot S.A...............................................   8,160    1,754,548
Pinault-Printemps-Redoute S.A.............................   1,260    1,054,515
Rhone-Poulenc, Class A....................................  31,130    1,755,761
SEITA.....................................................  31,430    1,424,383
Societe Generale..........................................   7,913    1,645,161
Suez Lyonnaise des Eaux S.A. (b)..........................  12,942    2,129,886
Thomson CSF...............................................  25,590      973,487
Total S.A., Class B.......................................  11,025    1,433,286
Usinor Sacilor............................................  25,980      401,345
Vivendi...................................................  12,434    2,655,027
Vivendi Warrants "01" (b).................................  12,664       24,926
                                                                   ------------
                                                                     37,169,505
                                                                   ------------
GERMANY -- 9.83%
Allianz AG (b)............................................     436      142,515
Allianz AG................................................  13,530    4,460,028
BASF AG...................................................  19,940      944,526
Bayer AG..................................................  49,400    2,548,000
Bayerische Motoren Werke (BMW) (b)........................     402      399,773
Bayerische Motoren Werke AG...............................   1,240    1,250,992
Commerzbank AG............................................  10,830      414,000
Continental AG............................................  34,500    1,074,183
Daimler-Benz AG...........................................  20,792    2,038,883
Deutsche Bank AG..........................................  32,917    2,787,459
Deutsche Telekom AG....................................... 137,010    3,696,613
Dresdner Bank AG..........................................  39,800    2,145,451
Hochtief AG...............................................  11,690      560,213

--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
GERMANY (CONTINUED)
Hoechst AG................................................  15,610 $    779,203
M.A.N. AG.................................................   2,500      972,299
Mannesmann AG (b).........................................  20,470    2,076,486
Metro AG..................................................  27,353    1,659,365
Metro AG Right (b)........................................  27,353        1,061
Muenchener Rueckver AG....................................   6,820    3,381,662
Preussag AG...............................................   3,719    1,326,890
RWE AG....................................................  24,300    1,440,499
Schering AG...............................................  12,622    1,487,368
Siemens AG................................................  39,520    2,404,042
Thyssen AG................................................   4,850    1,227,950
Veba AG...................................................  28,708    1,956,279
Volkswagen AG.............................................   2,621    2,519,355
                                                                   ------------
                                                                     43,695,095
                                                                   ------------
HONG KONG -- 0.57%
Cheung Kong Holdings Ltd..................................  95,000      467,117
Citic Pacific Ltd.........................................  49,000       86,635
CLP Holdings Ltd..........................................  53,500      243,728
Hang Seng Bank Ltd........................................  38,400      217,061
Hong Kong & China Gas Co., Ltd............................ 258,700      293,803
Hong Kong & China Gas Warrants "99" (b)...................  11,850          811
Hong Kong Telecommunications Ltd.......................... 111,600      209,558
Hutchison Whampoa Ltd..................................... 103,000      543,672
Johnson Electric Holdings Ltd.............................  54,000      200,010
South China Morning Post (Holdings) Ltd................... 100,000       48,073
Sun Hung Kai Properties Ltd...............................  49,000      208,050
                                                                   ------------
                                                                      2,518,518
                                                                   ------------
ITALY -- 3.67%
Assicurazioni Generali....................................  54,446    1,770,402
Banca Commercial Italiana.................................  21,000      125,583
Credito Italiano S.p.A.................................... 241,500    1,264,188
Danieli & Co. Savings (Risp).............................. 129,100      599,181
Edison S.p.A..............................................   6,000       48,151
ENI ADR...................................................  18,500    1,202,500
ENI S.p.A................................................. 369,000    2,418,413
Fiat S.p.A.-Privileged Preferred.......................... 399,220      993,811
INA-Istituto Nazionale delle Assicurazioni................  33,100       94,037
Instituto Mobiliare Italiano S.p.A........................  62,000      976,625
Istituto Bancario San Paolo di Torino.....................  56,000      808,079
Italgas S.p.A.............................................  14,000       57,022
La Rinascente S.p.A.......................................  79,140      788,039
Montedison S.p.A.......................................... 833,280    1,033,660
Parmalat Finanziaria S.p.A................................ 295,000      601,601
Telecom Italia Mobile S.p.A............................... 270,000    1,651,093
Telecom Italia Mobile S.p.A. RNC.......................... 121,000      408,427
Telecom Italia S.p.A...................................... 202,666    1,491,876
                                                                   ------------
                                                                     16,332,688
                                                                   ------------
JAPAN -- 16.02%
Amada Co., Ltd............................................ 150,000      729,546
Bank of Tokyo-Mitsubishi, Ltd............................. 139,000    1,471,276
Canon Sales Co., Inc......................................  56,000      761,005
Canon, Inc................................................ 115,000    2,610,152
Citizen Watch Co., Ltd.................................... 136,000    1,122,023
Dai Nippon Printing Co., Ltd.............................. 142,000    2,266,311
Daiichi Pharmaceutical Co., Ltd........................... 139,000    1,832,835
Daikin Industries Ltd..................................... 159,000    1,024,217

                                                           SHARES     VALUE
                                                           ------- ------------
Daiwa House Industry Co., Ltd.............................  85,000 $    750,261
Denso Corp................................................ 118,000    1,955,543
Fanuc.....................................................  57,700    1,995,605
Fuji Photo Film...........................................  11,000      382,822
Fujitsu...................................................  89,000      936,268
Hitachi Ltd............................................... 286,000    1,864,971
Honda Motor Co............................................  61,000    2,171,272
Hoya Corp.................................................  34,000      962,784
Inax...................................................... 121,000      415,874
Ito Yokado Co., Ltd.......................................  56,000    2,634,867
Kaneka Corp............................................... 162,000      852,109
Keio Teito Electric Railway............................... 178,000      647,693
Kinki Nippon Railway...................................... 178,000      833,664
Kirin Brewery Co., Ltd.................................... 168,000    1,585,762
Kokuyo....................................................  51,000      863,566
Kuraray Co., Ltd.......................................... 181,000    1,537,623
Kyocera Corp..............................................  18,300      894,001
Marui Co., Ltd............................................  82,000    1,223,043
Matsushita Electric Industrial Co......................... 166,000    2,667,291
NGK Insulators............................................ 259,000    2,248,766
Nintendo Co., Ltd.........................................  14,500    1,342,544
Nippon Meat Packers, Inc..................................  99,000    1,211,954
Nippon Steel Co........................................... 142,000      249,652
Okumura Corp.............................................. 157,000      550,917
Omron Corp................................................  46,000      702,670
Osaka Gas Co.............................................. 285,000      731,059
Sankyo Co., Ltd........................................... 148,000    3,369,817
Secom Co., Ltd............................................  37,000    2,135,461
Sega Enterprises Ltd......................................  19,000      327,881
Seino Transportation...................................... 123,000      682,423
Sekisui House Ltd......................................... 141,000    1,092,157
Shin-Etsu Chemical Co., Ltd...............................  12,000      207,515
Sony Corp.................................................  30,500    2,626,184
Sumitomo Bank.............................................  14,000      136,182
Sumitomo Chemical Co...................................... 203,000      626,033
Sumitomo Electric Industries.............................. 125,000    1,263,645
Takeda Chemical Industries................................  94,000    2,499,262
TDK Corp..................................................  26,000    1,920,236
Tokio Marine & Fire Insurance Co.......................... 148,000    1,520,683
Tokyo Electric Power......................................  37,000      725,150
Tonen Corp................................................ 110,000      569,874
Toray Industries, Inc..................................... 385,000    1,997,334
Toshiba Corp.............................................. 387,000    1,581,072
Toyo Suisan Kaisha........................................  79,000      481,565
Toyota Motor Corp......................................... 103,000    2,664,337
Yamato Transport Co., Ltd.................................  24,000      268,905
Yamazaki Baking Co., Ltd..................................  56,000      496,307
                                                                   ------------
                                                                     71,221,969
                                                                   ------------
MALAYSIA -- 0.39%
Berjaya Sports Toto Bhd...................................  71,000      105,280
Kuala Lumpur Kepong Bhd................................... 118,000      190,621
Malayan Banking Bhd A Shares (b)..........................  47,000       46,858
Malayan Banking Bhd.......................................  39,000       39,306
Malaysia International Shipping Bhd (Frgn.)...............  47,000       68,559
Nestle (Malaysia) Bhd.....................................  38,000      172,248
Petronas Gas Bhd..........................................  73,000      135,527
Public Bank Bhd (Frgn.)...................................  71,000       21,398
Resorts World Bhd......................................... 100,000      109,946
Rothmans of Pall Mall Bhd.................................  37,000      256,480

--------------------------------------------------------------------------------
10

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                         --------- ------------
MALAYSIA (CONTINUED)
Sime Darby Bhd..........................................    25,000 $     17,239
Tanjong PLC.............................................    46,000       63,773
Telekom Malaysia Bhd (b)................................   104,000      175,527
Tenaga Nasional Bhd.....................................   110,000      132,610
UMW Holdings Bhd........................................    58,000       26,011
YTL Corp. Bhd...........................................   162,000      121,866
YTL Power International Bhd (b).........................    64,900       35,364
                                                                   ------------
                                                                      1,718,613
                                                                   ------------
NETHERLANDS -- 4.55%
ABN AMRO Holdings NV....................................    69,730    1,631,672
Akzo Nobel NV...........................................     2,230      495,726
Elsevier NV.............................................    74,910    1,130,536
Heineken NV (b).........................................    32,062    1,259,342
Hoogovens NV............................................     7,303      315,930
ING Groep NV............................................    39,998    2,619,081
KLM Royal Dutch Air Lines NV............................    10,150      412,147
KPN NV..................................................    36,890    1,419,962
Philips Electronics NV..................................    21,070    1,771,198
PolyGram NV.............................................    13,400      683,768
Royal Dutch Petroleum Co................................    92,660    5,138,161
TNT Post Group NV (b)...................................    36,890      943,014
Unilever NV.............................................    30,660    2,432,663
                                                                   ------------
                                                                     20,253,200
                                                                   ------------
NEW ZEALAND -- 2.28%
Brierley Investments Ltd................................ 2,683,400    1,337,236
Carter Holt Harvey Ltd..................................   929,700      810,781
Fletcher Challenge Building.............................   307,650      383,283
Fletcher Challenge Energy...............................   339,250      810,082
Fletcher Challenge Forests Ltd..........................   626,593      351,286
Fletcher Challenge Paper................................   609,800      677,411
Lion Nathan Ltd.........................................   256,600      570,101
Telecom Corp. of New Zealand Ltd........................ 1,122,800    4,627,796
Telecom Corp. of New Zealand Ltd. ADR...................    17,600      576,400
                                                                   ------------
                                                                     10,144,376
                                                                   ------------
NORWAY -- 0.21%
Norsk Hydro ASA.........................................    17,000      747,703
Norske Skogindustrier ASA Class A.......................     6,300      194,579
                                                                   ------------
                                                                        942,282
                                                                   ------------
SINGAPORE -- 1.13%
City Developments Ltd...................................    89,000      248,642
Creative Technology Ltd. (b)............................    10,000      121,338
DBS Land Ltd............................................   168,000      139,213
Development Bank of Singapore Ltd.......................    43,200      239,077
Elec & Eltek International Co., Ltd.....................    26,100       88,218
Fraser & Neave Ltd......................................    35,000       94,051
Keppel Corp., Ltd.......................................   109,750      164,999
Keppel Land Ltd.........................................   105,000       96,330
Oversea-Chinese Banking Corp., Ltd......................   112,400      382,539
Rothmans Industries Ltd.................................    22,000       97,662
Singapore Airlines Ltd. (Frgn.).........................   125,000      584,492
Singapore Press Holdings Ltd............................    99,972      668,650
Singapore Technologies Engineering Ltd. (b).               111,000       78,183
Singapore Telecommunications, Ltd.......................   870,000    1,235,869
United Overseas Bank Ltd. (Frgn.).......................   241,000      748,890
Venture Manufacturing (Singapore) Ltd. (b)..............    27,000       51,139
                                                                   ------------
                                                                      5,039,292
                                                                   ------------

                                                          SHARES      VALUE
                                                         --------- ------------
SWEDEN -- 2.97%
ABB AB, A Shares........................................    64,400 $    912,513
Astra AB, A Shares......................................    64,800    1,324,455
Electrolux AB Series B..................................    29,400      505,060
Ericsson, B Shares......................................    93,700    2,737,602
Investor AB-B Shares....................................    27,300    1,593,518
Nordbanken Holding AB...................................   205,700    1,508,915
Skandia Forsakrings AB..................................    60,800      869,127
Skanska AB, B Shares....................................    18,600      834,970
Svenska Handelsbanken, A Shares.........................    20,900      969,667
Swedish Match AB........................................   169,100      561,907
Volvo AB, B Shares......................................    46,100    1,372,901
                                                                   ------------
                                                                     13,190,635
                                                                   ------------
SWITZERLAND -- 6.55%
ABB AG (Bearer).........................................       892    1,317,300
CS Holdings AG (Reg.)...................................    22,671    5,044,477
Holderbank Financiere Glarus, B Shares..................       840    1,068,829
Julius Baer Holding AG..................................       377    1,179,368
Nestle S.A. (Reg.)......................................     1,875    4,012,559
Novartis AG (Reg.)......................................     4,020    6,689,399
Roche Holding AG (Gen.).................................       470    4,615,407
Sairgroup...............................................     2,475      814,231
Saurer AG...............................................       845      863,496
Sulzer AG...............................................       886      699,197
Swiss Reinsurance Co. (Reg.)............................     1,109    2,804,670
                                                                   ------------
                                                                     29,108,933
                                                                   ------------
UNITED KINGDOM -- 22.86%
Abbey National PLC......................................    91,400    1,624,137
B.A.T. Industries PLC...................................   477,800    4,783,262
Barclays PLC............................................   116,900    3,370,427
Bass PLC................................................    49,407      925,753
Billiton PLC............................................   554,300    1,123,694
BOC Group PLC...........................................    62,100      846,008
Booker PLC..............................................   283,200    1,157,673
British Petroleum Co. PLC...............................   368,294    5,370,724
British Sky Broadcasting PLC............................   164,400    1,180,869
British Steel PLC....................................... 1,060,800    2,331,905
British Telecommunications PLC..........................   391,600    4,835,052
BTR PLC (b).............................................   177,306      502,920
Cable & Wireless PLC....................................    92,200    1,119,925
Cadbury Schweppes PLC...................................   134,200    2,076,793
Charter PLC.............................................   182,218    1,901,715
Coats Viyella PLC.......................................   997,900    1,223,774
Diageo PLC..............................................   165,135    1,956,249
FKI PLC.................................................   551,925    1,593,136
General Electric Co. PLC................................   320,400    2,761,147
Glaxo Wellcome PLC......................................   220,300    6,612,602
Greenalls Group PLC.....................................   177,200    1,534,468
Hanson PLC..............................................   205,712    1,250,219
Hillsdown Holdings PLC..................................   489,700    1,331,817
House of Fraser PLC.....................................   517,200    1,501,532
HSBC Holdings PLC.......................................   125,251    3,178,609
Inchcape PLC............................................   275,100      867,519
Legal & General Group PLC...............................    58,800      627,400
Lloyds TSB Group PLC....................................   318,285    4,452,931
Marks & Spencer PLC.....................................   453,600    4,128,521
Mirror Group PLC........................................   489,000    1,835,769
National Westminster Bank PLC...........................    81,600    1,458,164

--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam Navigation Co................. 179,260 $  2,581,196
Prudential Corp. PLC......................................  65,800      866,772
Reckitt & Colman PLC......................................  49,646      947,626
Reed International PLC.................................... 210,000    1,899,089
Reuters Group PLC.........................................  46,353      529,780
Rio Tinto PLC............................................. 129,800    1,461,858
RJB Mining PLC............................................ 325,800      668,625
Royal & Sun Alliance Insurance Group PLC.................. 137,714    1,423,463
Scottish Hydro-Electric PLC............................... 145,600    1,292,408
Sears PLC................................................. 702,600      615,452
Sedgwick Group PLC........................................ 412,300      894,300
SmithKline Beecham PLC.................................... 351,200    4,286,428
Smurfit (Jefferson) Group PLC............................. 496,729    1,483,540
Tate & Lyle PLC........................................... 242,000    1,918,953
Tesco PLC................................................. 179,300    1,750,100
Thames Water PLC.......................................... 121,500    2,211,708
Unilever PLC.............................................. 273,600    2,912,484
United News & Media PLC...................................  94,100    1,315,711
Vodafone Group PLC........................................ 148,327    1,882,115
Williams PLC.............................................. 162,000    1,040,645
Willis Corroon Group PLC..................................  89,100      225,969
                                                                   ------------
                                                                    101,672,936
                                                                   ------------
Total Non-U.S. Equities
 (Cost $354,901,674)......................................          414,945,392
                                                                   ------------

                                                           FACE
                                                          AMOUNT      VALUE
                                                        ---------- ------------
Short-Term Investments -- 7.58%
UNITED STATES -- 7.58%
ARCO Chemical Co.
 5.770%, due 07/06/98.................................. $2,894,000 $  2,891,681
Cincinnati Bell Inc.
 6.600%, due 07/01/98..................................  3,000,000    3,000,000
 5.850%, due 07/13/98..................................  2,000,000    1,996,100
 5.900%, due 07/17/98..................................  3,500,000    3,490,822
Hilton Hotels Corp.
 5.720%, due 07/15/98..................................  1,500,000    1,496,663
NGC Corp.
 6.750%, due 07/01/98..................................  2,304,000    2,304,000
PG & E Gas Transmission
 5.670%, due 07/02/98..................................  2,000,000    1,999,685
Raytheon Co.
 7.000%, due 07/01/98..................................  3,599,000    3,599,000
 5.700%, due 07/09/98..................................  4,000,000    3,994,933
Tenneco Inc.
 5.750%, due 07/17/98..................................  5,000,000    4,987,222
Union Pacific Resources Inc.
 5.740%, due 08/31/98..................................  2,000,000    1,981,090
 5.750%, due 08/31/98..................................  2,000,000    1,981,090
                                                                   ------------
Total Short-Term Investments
 (Cost $33,721,297)....................................              33,722,286
                                                                   ------------
Total Investments
 (Cost $388,622,971) -- 100.90% (a)....................             448,667,678
                                                                   ------------
Liabilities, less cash and other assets--(0.90%).......              (4,018,530)
                                                                   ------------
Net Assets -- 100%.....................................            $444,649,148
                                                                   ============

               See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------
12

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $388,622,971; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $94,020,292
      Gross unrealized depreciation................................ (33,975,585)
                                                                    -----------
        Net unrealized appreciation................................ $60,044,707
                                                                    ===========

(b) Non-income producing security.

(c) Denominated in U.S. dollars.

FORWARD FOREIGN CURRENCY CONTRACTS

The Non-U.S. Equity Fund had the following open forward foreign currency contracts as of June 30, 1998:

                            SETTLEMENT     LOCAL        CURRENT    UNREALIZED
                               DATE       CURRENCY       VALUE    GAIN/(LOSS)
                            ---------- -------------- ----------- -----------
FORWARD FOREIGN CURRENCY
BUY CONTRACTS
Australian Dollar..........  8/19/98       10,350,000 $ 6,382,807 $  (510,975)
Canadian Dollar............  8/19/98        9,200,000   6,262,423    (126,466)
Danish Krone...............  8/19/98       29,900,000   4,357,171         349
French Franc...............  8/19/98       13,000,000   2,156,781         179
German Mark................  8/19/98        5,800,000   3,223,135      (2,671)
Hong Kong Dollar...........  8/19/98        6,500,000     835,044         962
Italian Lira...............  8/19/98   12,690,000,000   7,144,834      (7,706)
Japanese Yen...............  8/19/98    1,110,000,000   8,057,759    (996,074)
Malaysian Ringgit..........  8/19/98       11,800,000   2,779,466    (165,013)
Netherlands Guilder........  8/19/98        7,900,000   3,895,636      (4,058)
Norwegian Krona............  8/19/98       15,700,000   2,048,360     (40,795)
Spanish Peseta.............  8/19/98    2,270,000,000  14,854,400      19,808
Swedish Krona..............  8/19/98       24,900,000   3,128,687      38,590
Swiss Franc................  8/19/98       13,600,000   9,011,815    (498,675)
FORWARD FOREIGN CURRENCY
SALE CONTRACTS
Belgian Franc..............  8/19/98      455,000,000  12,262,773     (23,501)
British Pound..............  8/19/98       20,700,000  34,440,876    (649,116)
Finnish Markka.............  8/19/98       29,300,000   5,355,628      56,243
Hong Kong Dollar...........  8/19/98       27,500,000   3,532,879       2,053
Italian Lira...............  8/19/98    3,550,000,000   1,998,752     (18,587)
Malaysian Ringgit..........  8/19/98       11,800,000   2,779,466     214,318
Singapore Dollar...........  8/19/98        6,300,000   3,716,529      26,786
Swedish Krona..............  8/19/98       24,900,000   3,128,687     (12,214)
Swiss Franc................  8/19/98        6,700,000   4,439,644     227,069
                                                                  -----------
  Total....................                                       $(2,469,494)
                                                                  ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $388,622,971)....................... $448,667,678
 Cash............................................................       26,932
 Receivables:
  Investment securities sold.....................................    7,890,263
  Dividends......................................................    1,342,491
  Interest.......................................................       32,326
  Fund shares sold...............................................       63,095
 Other assets....................................................          475
                                                                  ------------
    TOTAL ASSETS.................................................  458,023,260
                                                                  ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................    5,994,611
  Fund shares sold...............................................    3,978,248
  Investment advisory fees.......................................      313,798
  Accrued expenses...............................................      617,961
 Net unrealized depreciation on forward foreign currency con-
  tracts.........................................................    2,469,494
                                                                  ------------
    TOTAL LIABILITIES............................................   13,374,112
                                                                  ------------
NET ASSETS....................................................... $444,649,148
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $385,674,481
 Accumulated undistributed net investment income.................    1,437,308
 Accumulated net realized loss...................................      (65,467)
 Net unrealized appreciation.....................................   57,602,826
                                                                  ------------
    NET ASSETS................................................... $444,649,148
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $439,328,830 and 36,163,586 shares is-
   sued and outstanding)......................................... $      12.15
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $10,772 and 887 shares issued and outstanding)................ $      12.14
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $5,309,546 and 440,453 shares issued
   and outstanding).............................................. $      12.05
                                                                  ============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
14

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends (net of $1,314,183 for foreign taxes withheld)......... $ 9,245,122
 Interest (including securities lending income of $82,824)........   1,703,252
                                                                   -----------
    TOTAL INCOME..................................................  10,948,374
                                                                   -----------
EXPENSES:
 Advisory.........................................................   3,475,953
 Administrative...................................................     305,643
 Custodian........................................................     228,877
 Distribution.....................................................      67,597
 Other............................................................     331,206
                                                                   -----------
    TOTAL EXPENSES................................................   4,409,276
                                                                   -----------
    NET INVESTMENT INCOME ........................................   6,539,098
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................  11,812,215
  Futures contracts...............................................  (1,031,399)
  Foreign currency transactions...................................   1,443,040
                                                                   -----------
    Net realized gain.............................................  12,223,856
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency ...............................  10,352,717
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................    (107,626)
  Futures contracts ..............................................  (3,327,266)
  Forward contracts...............................................     (42,714)
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........   6,875,111
                                                                   -----------
Net realized and unrealized gain..................................  19,098,967
                                                                   -----------
Net increase in net assets resulting from operations.............. $25,638,065
                                                                   ===========



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                        YEAR          ENDED
                                                        ENDED        JUNE 30,
                                                    JUNE 30, 1998      1997
                                                    -------------  ------------
OPERATIONS:
 Net investment income............................. $  6,539,098   $  5,529,755
 Net realized gain.................................   12,223,856     24,421,499
 Change in net unrealized appreciation or deprecia-
  tion ............................................    6,875,111     35,391,730
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   25,638,065     65,342,984
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I .................................   (6,380,973)    (4,371,883)
  Brinson Class N..................................          (58)           --
  SwissKey Class...................................      (51,271)       (40,369)
 Distributions from net realized gain:
  Brinson Class I..................................  (25,288,399)   (12,209,010)
  Brinson Class N..................................          (59)           --
  SwissKey Class...................................     (521,640)       (94,152)
                                                    ------------   ------------
 Total distributions to shareholders...............  (32,242,400)   (16,715,414)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  317,039,181    232,045,893
 Shares issued on reinvestment of distributions....   31,189,854     16,204,754
 Shares redeemed................................... (325,627,875)   (81,854,223)
                                                    ------------   ------------
 Net increase in net assets resulting from capital
  share transactions...............................   22,601,160    166,396,424
                                                    ------------   ------------
   TOTAL INCREASE IN NET ASSETS....................   15,996,825    215,023,994
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  428,652,323    213,628,329
                                                    ------------   ------------
 End of year (including accumulated undistributed
  net investment income of $1,437,308 and
  $1,777,930, respectively)........................ $444,649,148   $428,652,323
                                                    ============   ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                 YEAR ENDED JUNE 30,                AUGUST 31, 1993*
                         ----------------------------------------       THROUGH
BRINSON CLASS I            1998       1997       1996      1995      JUNE 30, 1994
------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period......... $  12.59   $  11.17   $   9.68  $   9.69       $ 10.00
                         --------   --------   --------  --------       -------
 Income from investment
  operations:
  Net investment income.     0.18       0.18       0.18      0.15          0.10
  Net realized and
   unrealized gain
   (loss)...............     0.30       1.97       2.05     (0.16)        (0.34)
                         --------   --------   --------  --------       -------
    Total income (loss)
     from investment
     operations.........     0.48       2.15       2.23     (0.01)        (0.24)
                         --------   --------   --------  --------       -------
 Less distributions:
  Distributions from in-
   vestment income......    (0.18)     (0.17)     (0.18)      --          (0.07)
  Distributions from net
   realized gain........    (0.74)     (0.56)     (0.56)      --            --
                         --------   --------   --------  --------       -------
    Total distributions.    (0.92)     (0.73)     (0.74)      --          (0.07)
                         --------   --------   --------  --------       -------
Net asset value, end of
 period................. $  12.15   $  12.59   $  11.17  $   9.68       $  9.69
                         ========   ========   ========  ========       =======
Total return (non-
 annualized)............     4.78%     20.27%     23.64%    (0.10)%       (2.45)%
Ratios/Supplemental da-
 ta:
 Net assets, end of pe-
  riod (in 000s)........ $439,329   $420,855   $212,366  $148,319       $71,544
 Ratio of expenses to
  average net assets:
  Before expense reim-
   bursement............     1.00%      1.00%      1.20%     1.23%         1.60%**
  After expense reim-
   bursement............      N/A        N/A       1.00%     1.00%         1.00%**
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement............     1.52%      1.83%      1.67%     1.93%         1.28%**
  After expense reim-
   bursement............      N/A        N/A       1.87%     2.16%         1.88%**
 Portfolio turnover
  rate..................       49%        25%        20%       14%           12%
 Average commission rate
  paid per share........ $ 0.0221   $ 0.0245   $ 0.0219       N/A           N/A

 * Commencement of investment operations
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                       YEAR*
                                                                       ENDED
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of year                                    $ 12.59
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.16
  Net realized and unrealized gain................................       0.29
                                                                      -------
    Total income from investment operations.......................       0.45
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.16)
  Distributions from net realized gain............................      (0.74)
                                                                      -------
    Total distributions...........................................      (0.90)
                                                                      -------
Net asset value, end of year                                          $ 12.14
                                                                      =======
Total return......................................................       4.51%
Ratios/Supplemental data:
 Net assets, end of year (in 000s)................................    $    11
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.25%
  After expense reimbursement.....................................        N/A
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       1.27%
  After expense reimbursement.....................................        N/A
 Portfolio turnover rate..........................................         49%
 Average commission rate paid per share...........................    $0.0221

 * Commencement of Brinson Class N was June 30, 1997.
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
18

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                             YEAR ENDED JUNE
                                                   30,           JULY 31, 1995*
                                             -----------------      THROUGH
SWISSKEY CLASS                                1998      1997     JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of period........ $ 12.49   $ 11.12      $ 10.26
                                             -------   -------      -------
 Income from investment operations:
  Net investment income.....................    0.08      0.11         0.12
  Net realized and unrealized gain..........    0.30      1.93         1.45
                                             -------   -------      -------
    Total income from investment operations.    0.38      2.04         1.57
                                             -------   -------      -------
 Less distributions:
  Distributions from net investment income..   (0.08)    (0.11)       (0.15)
  Distributions from net realized gain......   (0.74)    (0.56)       (0.56)
                                             -------   -------      -------
    Total distributions.....................   (0.82)    (0.67)       (0.71)
                                             -------   -------      -------
Net asset value, end of period.............. $ 12.05   $ 12.49      $ 11.12
                                             =======   =======      =======
Total return (non-annualized)...............    3.90%    19.32%       15.78%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)........ $ 5,310   $ 7,797      $ 1,262
 Ratio of expenses to average net assets:
  Before expense reimbursement..............    1.84%     1.81%        2.04%**
  After expense reimbursement...............     N/A       N/A         1.84%**
 Ratio of net investment income to average
  net assets:
  Before expense reimbursement..............    0.68%     1.02%        0.83%**
  After expense reimbursement...............     N/A       N/A         1.03%**
 Portfolio turnover rate....................      49%       25%          20%
 Average commission rate paid per share..... $0.0221   $0.0245      $0.0219

 * Commencement of SwissKey Class
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the Non-U.S. Equity Fund in the preparation of its financial statements.

A.INVESTMENT VALUATION:Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.FOREIGN CURRENCY TRANSLATION:Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.INVESTMENT TRANSACTIONS:Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.INVESTMENT INCOME:Interest income, which includes amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.FEDERAL INCOME TAXES:It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

F.DISTRIBUTIONS TO SHAREHOLDERS:It is the policy of the Fund to distribute its net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses.

G.INCOME AND EXPENSE ALLOCATION:All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.
--------------------------------------------------------------------------------
20

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

H.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee based on the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed a specified percentage of the Fund's average daily net assets. The expense cap is 1.00%, 1.25% and 1.84% of the average daily net assets of the Brinson Class I, Brinson Class N and SwissKey Class, respectively. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1998, were as follows:

                                                             ADVISORY  ADVISORY
                                                               FEE       FEES
                                                             -------- ----------
Non-U.S. Equity Fund........................................  0.80%   $3,475,953

Certain officers of the Fund are also officers of the Advisor. All officers serve without direct compensation from the Fund. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $5,840.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                        PURCHASES    FROM SALES
                                                       ------------ ------------
Non-U.S. Equity Fund.................................. $196,176,481 $198,897,969

4.FORWARD FOREIGN CURRENCY CONTRACTS
The Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts, at and for the year ended June 30, 1998, was the Fund's custodian or an affiliate of the Fund's custodian.

5.FUTURES CONTRACTS
The Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such contracts to hedge a portion of its portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.
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                                                                              21

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


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6.SECURITY LENDING
The Fund loaned securities to certain brokers with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. The Fund receives securities, which are not reflected in the statement of assets and liabilities, as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 105% of the value of non-U.S. securities loaned. The value of loaned securities and related collateral at June 30, 1998 was $34,770,031 and $39,692,153, respectively.

7.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of daily net assets of the Brinson Class N. Annual fees under the SwissKey Plan, which include a 0.25% service fee, shall not exceed 0.84% of the average daily net assets of the SwissKey Class.

8.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed are calculated at the Federal Funds rate plus 0.50% per year. The Funds pay a commitment fee of 0.08% per year of the average daily unutilized amount of the line of credit. During the year ended June 30, 1998, the Non-U.S. Equity Fund had total borrowings of $32,600,000 outstanding for 1 day under the agreement.

9.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I............... 26,268,807 $312,436,986 19,910,853 $225,344,857
 Brinson Class N...............        798        9,817         79        1,000
 SwissKey Class................    387,174    4,592,378    590,377    6,700,036
                                ---------- ------------ ---------- ------------
    Total Sales................ 26,656,779 $317,039,181 20,501,309 $232,045,893
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............  2,849,536 $ 30,664,100  1,461,013 $ 16,110,105
 Brinson Class N...............         10          117        --           --
 SwissKey Class................     49,433      525,637      8,477       94,649
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  2,898,979 $ 31,189,854  1,469,490 $ 16,204,754
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I............... 26,391,131 $318,236,785  6,945,571 $ 80,838,515
 Brinson Class N...............        --           --         --           --
 SwissKey Class................    620,542    7,391,090     87,985    1,015,708
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 27,011,673 $325,627,875  7,033,556 $ 81,854,223
                                ========== ============ ========== ============

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22

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds--Non-U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Brinson Funds--Non-U.S. Equity Fund as of June 30, 1998, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Non-U.S. Equity Fund at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
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                                                                              23

                    DISTRIBUTED BY: FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[SWISS KEY FUNDS LOGO]

10 East 50th Street, New York, New York 10022 . Tel: (800) SWISSKEY . http://networth.galt.com/swisskey